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Bringing you a world of opportunity

                                         FORTIS SERIES FUND, INC.
                                         SEMIANNUAL REPORT
                                         JUNE 30, 2000

                                         FORTIS FINANCIAL GROUP

FORTIS SERIES FUND, INC.
SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                            U.S.
                                          MONEY          GOVERNMENT      DIVERSIFIED      MULTISECTOR          HIGH
                                          MARKET         SECURITIES         INCOME            BOND            YIELD
                                          SERIES           SERIES           SERIES           SERIES           SERIES
                                      --------------   --------------   --------------   --------------   --------------
  FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of period.............          $11.20         $10.13            $10.91           $10.26            $9.09
    End of period...................          $11.53         $10.49            $11.16           $10.21            $9.01
  ACCUMULATION UNIT PERFORMANCE:
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity..............           +2.24%         +2.90%            +1.60%           -1.15%           -1.61%
    Harmony Investment Life.........           +2.55%         +3.21%            +1.91%           -0.85%           -1.31%
    Wall Street Series 220/500......           +2.34%         +2.99%            +1.70%           -1.06%           -1.51%
    Wall Street Series Survivor.....           +2.24%         +2.90%            +1.61%           -1.15%           -1.60%
    Empower Variable Annuity........           +2.29%         +2.95%            +1.65%           -1.10%           -1.56%
    Wall Street Series..............           +2.93%         +3.59%            +2.29%           -0.48%           -0.94%
    Income Preferred Variable
    Annuity.........................           +1.99%         +2.64%            +1.35%           -1.39%           -1.85%

                                        GLOBAL
                                        ASSET            ASSET           AMERICAN
                                      ALLOCATION       ALLOCATION        LEADERS
                                        SERIES           SERIES          SERIES*
                                    --------------   --------------   --------------
  FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of period...........         $13.17           $22.78            $10.35
    End of period.................         $13.49           $22.78            $10.15
  ACCUMULATION UNIT PERFORMANCE:
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity............          +1.73%           -0.68%            -2.20%
    Harmony Investment Life.......          +2.04%           -0.39%            -2.11%
    Wall Street Series 220/500....          +1.83%           -0.59%            -2.17%
    Wall Street Series Survivor...          +1.74%           -0.68%            -2.20%
    Empower Variable Annuity......          +1.78%           -0.64%            -2.19%
    Wall Street Series............          +2.42%           -0.02%            -1.99%
    Income Preferred Variable
    Annuity.......................          +1.48%           -0.93%            -2.28%

                                                                 CAPITAL          GROWTH &           S&P           BLUE CHIP
                                                 VALUE        OPPORTUNITIES        INCOME         500 INDEX          STOCK
                                                 SERIES          SERIES*           SERIES           SERIES           SERIES
                                             --------------   --------------   --------------   --------------   --------------
  FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of period....................          $15.65         $10.61            $21.94           $22.66           $21.93
    End of period..........................          $15.65         $10.49            $21.97           $22.50           $23.46
  ACCUMULATION UNIT PERFORMANCE:
    Fortis Opportunity Annuity/Masters
      Variable Annuity.....................           -0.68%         -1.28%            -0.54%           -1.38%           +6.24%
    Harmony Investment Life................           -0.39%         -1.18%            -0.24%           -1.09%           +6.56%
    Wall Street Series 220/500.............           -0.59%         -1.25%            -0.45%           -1.29%           +6.34%
    Wall Street Series Survivor............           -0.68%         -1.28%            -0.54%           -1.38%           +6.25%
    Empower Variable Annuity...............           -0.64%         -1.26%            -0.49%           -1.33%           +6.29%
    Wall Street Series.....................           -0.02%         -1.06%            +0.13%           -0.72%           +6.96%
    Income Preferred Variable Annuity......           -0.93%         -1.36%            -0.79%           -1.63%           +5.98%

                                               BLUE CHIP      INTERNATIONAL       MID CAP
                                                 STOCK            STOCK            STOCK
                                               SERIES II*         SERIES           SERIES
                                             --------------   --------------   --------------
  FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of period....................         $10.36          $17.94             $10.68
    End of period..........................         $10.37          $17.25             $11.44
  ACCUMULATION UNIT PERFORMANCE:
    Fortis Opportunity Annuity/Masters
      Variable Annuity.....................          -0.14%          -4.45%             +6.39%
    Harmony Investment Life................          -0.04%          -4.16%             +6.71%
    Wall Street Series 220/500.............          -0.11%          -4.36%             +6.49%
    Wall Street Series Survivor............          -0.14%          -4.44%             +6.39%
    Empower Variable Annuity...............          -0.12%          -4.40%             +6.44%
    Wall Street Series.....................          +0.08%          -3.80%             +7.11%
    Income Preferred Variable Annuity......          -0.22%          -4.68%             +6.13%

                                         SMALL CAP          GLOBAL           GLOBAL         LARGE CAP        INVESTORS
                                           VALUE            GROWTH           EQUITY           GROWTH           GROWTH
                                           SERIES           SERIES          SERIES*           SERIES          SERIES*
                                       --------------   --------------   --------------   --------------   --------------
  FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of period..............         $10.20            $34.72           $10.28          $15.05           $10.42
    End of period....................         $10.55            $33.90           $10.45          $15.32           $10.38
  ACCUMULATION UNIT PERFORMANCE:
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity...............          +2.70%            -3.01%           +1.45%          +1.08%           -0.61%
    Harmony Investment Life..........          +3.01%            -2.72%           +1.55%          +1.38%           -0.51%
    Wall Street Series 220/500.......          +2.80%            -2.92%           +1.48%          +1.17%           -0.58%
    Wall Street Series Survivor......          +2.71%            -3.00%           +1.45%          +1.08%           -0.61%
    Empower Variable Annuity.........          +2.75%            -2.96%           +1.46%          +1.13%           -0.60%
    Wall Street Series...............          +3.39%            -2.35%           +1.67%          +1.76%           -0.39%
    Income Preferred Variable
    Annuity..........................          +2.45%            -3.25%           +1.37%          +0.83%           -0.69%

                                         GROWTH         AGGRESSIVE
                                         STOCK            GROWTH
                                         SERIES           SERIES
                                     --------------   --------------
  FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of period............          $45.14           $33.79
    End of period..................          $51.82           $37.86
  ACCUMULATION UNIT PERFORMANCE:
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity.............          +14.02%          +11.29%
    Harmony Investment Life........          +14.37%          +11.62%
    Wall Street Series 220/500.....          +14.13%          +11.39%
    Wall Street Series Survivor....          +14.03%          +11.29%
    Empower Variable Annuity.......          +14.08%          +11.34%
    Wall Street Series.............          +14.79%          +12.04%
    Income Preferred Variable
    Annuity........................          +13.74%          +11.01%

* For the period May 1, 2000 to June 30, 2000.

FORTIS SERIES FUND, INC.
SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

 OPERATING EXPENSES:**

                                            U.S.                                                GLOBAL
                              MONEY      GOVERNMENT    DIVERSIFIED   MULTISECTOR     HIGH       ASSET        ASSET      AMERICAN
                              MARKET     SECURITIES      INCOME         BOND        YIELD     ALLOCATION   ALLOCATION    LEADERS
                              SERIES       SERIES        SERIES        SERIES       SERIES      SERIES       SERIES      SERIES*
                             --------   ------------   -----------   -----------   --------   ----------   ----------   ---------
 FOR THE SIX-MONTH
    PERIOD ENDED JUNE 30, 2000:
 Investment Advisory and
    Management Fee.........    .30%         .47%          .48%          .75%         .50%        .90%         .47%         .90%
 Other Expenses............    .05%         .06%          .07%          .19%         .07%        .12%         .04%         .35%
                               ---          ---           ---           ---          ---        ----          ---         ----
 TOTAL FORTIS SERIES
    OPERATING EXPENSES.....    .35%         .53%          .55%          .94%         .57%       1.02%         .51%        1.25%
                               ---          ---           ---           ---          ---        ----          ---         ----

                                                         CAPITAL      GROWTH &       S&P      BLUE CHIP    BLUE CHIP
                                            VALUE     OPPORTUNITIES    INCOME     500 INDEX     STOCK        STOCK
                                            SERIES       SERIES*       SERIES      SERIES       SERIES     SERIES II*
                                           --------   -------------   ---------   ---------   ----------   ----------
 FOR THE SIX-MONTH
   PERIOD ENDED JUNE 30, 2000:
 Investment Advisory and
   Management Fee........................    .70%          .90%         .63%        .40%         .87%         .95%
 Other Expenses..........................    .07%          .35%         .05%        .04%         .05%         .35%
                                             ---          ----          ---         ---          ---         ----
 TOTAL FORTIS SERIES OPERATING
   EXPENSES..............................    .77%         1.25%         .68%        .44%         .92%        1.30%
                                             ---          ----          ---         ---          ---         ----

                                           INTERNATIONAL   MID CAP
                                               STOCK        STOCK
                                              SERIES        SERIES
                                           -------------   --------
 FOR THE SIX-MONTH
   PERIOD ENDED JUNE 30, 2000:
 Investment Advisory and
   Management Fee........................      .83%          .90%
 Other Expenses..........................      .07%          .15%
                                               ---          ----
 TOTAL FORTIS SERIES OPERATING
   EXPENSES..............................      .90%         1.05%
                                               ---          ----

                                           SMALL CAP     GLOBAL     GLOBAL    LARGE CAP    INVESTORS    GROWTH    AGGRESSIVE
                                             VALUE       GROWTH     EQUITY      GROWTH      GROWTH      STOCK       GROWTH
                                             SERIES      SERIES    SERIES*      SERIES      SERIES*     SERIES      SERIES
                                           ----------   --------   --------   ----------   ---------   --------   -----------
 FOR THE SIX-MONTH
   PERIOD ENDED JUNE 30, 2000:
 Investment Advisory and
   Management Fee........................     .90%        .70%      1.00%        .90%         .90%       .61%        .62%
 Other Expenses..........................     .09%        .05%       .35%        .05%         .35%       .03%        .03%
                                              ---         ---       ----         ---         ----        ---         ---
 TOTAL FORTIS SERIES OPERATING
   EXPENSES..............................     .99%        .75%      1.35%        .95%        1.25%       .64%        .65%
                                              ---         ---       ----         ---         ----        ---         ---

 * For the period May 1, 2000 to June 30, 2000.
** Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies, (annualized).

HOW TO USE THIS REPORT

For a quick overview of each
portfolio's performance during
the past year, refer to the
Highlights box. The letter from
the portfolio managers and
president provides a more
detailed analysis of the fund and
financial markets.

The charts alongside the letter
are useful because they provide
more information about your
investments. The top holdings
chart shows the types of
securities in which the
portfolios invest, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
largest investment decisions your
portfolio manager has made over
the period in response to
changing market conditions.

The performance chart graphically
compares the portfolios' total
return performance with a
selected investment index.
Remember, however, that an index
may reflect the performance of
securities the portfolio may not
hold. Also, the index does not
deduct investment advisory fees
and other portfolio expenses,
whereas your portfolio does.
Individuals cannot buy an
unmanaged index fund without
incurring some charges and
expenses.

This report is just one of
several tools you can use to
learn more about your investment
in the Fortis Family of Products
and Services. Your investment
representative, who understands
your personal financial
situation, can best explain the
features of your investment and
how it's designed to help you
meet your financial goals.

    CONTENTS

    Letter to Shareholders                                4
    Schedules of Investments

      Money Market Series                                28

      U.S. Government Securities Series                  29

      Diversified Income Series                          31

      Multisector Bond Series                            37

      High Yield Series                                  42

      Global Asset Allocation Series                     47

      Asset Allocation Series                            53

      American Leaders Series                            64

      Value Series                                       67

      Capital Opportunities Series                       69

      Growth & Income Series                             72

      S&P 500 Index Series                               75

      Blue Chip Stock Series                             80

      Blue Chip Stock Series II                          83

      International Stock Series                         85

      Mid Cap Stock Series                               87

      Small Cap Value Series                             89

      Global Growth Series                               91

      Global Equity Series                               94

      Large Cap Growth Series                            97

      Investors Growth Series                            99

      Growth Stock Series                               102

      Aggressive Growth Series                          105

    Statements of Assets and Liabilities                108

    Statements of Operations                            112

    Statements of Changes in Net Assets                 116

    Notes to Financial Statements                       120

    Directors and Officers                              140

    Products and Services                               141

[PHOTO]

FORTIS SERIES FUND, INC. SEMI-ANNUAL REPORT,
JUNE 30, 2000

DEAR SHAREHOLDER:

The first six months of 2000 have been extremely volatile for the capital markets. The year started robustly in terms of economic activity, strong corporate profits, and optimistic equity markets. Just six months later, the economy is slowing appreciably, corporate profit expectations are being lowered and the equity market as measured by the DJIA is down over 8%. It has been a very challenging environment for investors causing behavior to shift from one of maximizing return with little regard for risk to one of preserving capital.

Growth of the economy in the first quarter was a record 7% in real terms. This growth reflected a confident consumer and very strong profit growth for corporations. These two important parts of the economy went on a buying spree in the first few months of the year. Consumers benefited from record bonus and stock option payments, full employment, and early tax refunds which culminated in significant spending on houses, automobiles, and in retail stores. Corporations, flush with solid cash flow, having successfully negotiated Y2K, and with high stock prices, spent heavily on new technology and increased merger activity. Stock prices soared. As the economy gathered steam, even stock prices of old economy industries improved as those stocks attracted investor attention.

By early March, this buoyancy also attracted the attention of the Federal Reserve which clearly was concerned about potential for increased inflation and redoubled its efforts to slow consumer spending by raising interest rates. As a result, the heady valuations in the equity market crumbled in a severe correction resulting in stock prices declining as much as 60% in a few weeks. In the last two months, we have indeed seen the economy slow, burdened with higher interest rates. Consumer spending on housing and autos has declined and retail sales are very soft. In the corporate arena, IPO activity has come to a virtual halt and many young companies are experiencing severe difficulty in accessing the capital necessary to remain viable. Additionally, we now see that inflation has risen, largely owing to higher energy prices, but also reflecting higher employment costs. Margins are beginning to deteriorate and earnings expectations are declining.

We believe that the work of the Federal Reserve to slow economic activity and dampen inflation prospects is now largely done. The economy is expected to post 3-3.5% growth this year, down from the 7% rate of the first quarter. Inflation will likely rise to 3% before the year is over. With this forecast, we expect that corporate profits will rise about 12%; a solid increase. Within this environment, we expect the equity market to show some improvement in the second half of the year as investors start to focus on slower, but more sustainable growth and appreciate the improved valuation levels of stocks that are now available. We expect the stock market by year-end to be +/- 5% of where we started the year. During this difficult and challenging period, we were able to unwind some of our overweight in technology relatively early and benefitted from an early move into energy stocks which helped performance. We are confident that our disciplined investment processes will continue to help us provide solid returns for our shareholders.

In the past six months interest rates have reflected both a tightening of monetary policy and a significant reduction in the available supply of Treasury securities. The former has produced an increase in short-term rates as the Federal Reserve's Open Market Committee has raised its target rate for over-night bank borrowings three times this year. The last, a half point move in May, followed two 25 basis point moves in February and March. The reduction in Treasury debt, brought about by the budget surplus, has produced a marked disparity in performance between Treasury bonds and private securities. For example, according to Lehman Brothers, twenty year plus U.S. Treasuries provided a 10.01% return during the first six months of the year, compared with 2.56% for long-term Industrial bonds. The underperformance of the non-Treasury group has created unusually good value in that area and we have begun to increase our exposure to these so-called "spread sectors" accordingly. The economy has shown signs of slowing recently and, while it may be premature to say that the Federal Reserve is done tightening, we believe that the bond market is offering diversified investors unusually attractive investment opportunities at this time.

Sincerely,

  /s/ Dean C. Kopperud              /s/ Lucinda S. Mezey              /s/ Howard G. Hudson

  Dean C. Kopperud                  Lucinda S. Mezey                  Howard G. Hudson
  President                         Vice President, Equities          Vice President, Fixed Income

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Depository Credit - Banking                       20.9%
Captive Auto Finance                              19.5%
Consumer Lending                                  18.4%
Electric Generation, Transmission and
Distribution                                      14.9%
Sales Financing                                    4.9%
Securities and Commodity Contracts and Brokerage   4.9%
Commercial Banking                                 4.6%
Oil and Gas Extraction                             4.6%
Captive Equipment Finance                          4.5%
Beverage Manufacturing                             2.8%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

During the first quarter of 2000, U.S. economic growth accelerated to a 5.5% annual pace from the 4.0% pace of the previous three years. Prior to the first quarter, the Federal Reserve Bank ("the Fed") expressed concern that the economy would overheat and cause inflation to rise. In an effort to prevent an increase in the rate of inflation, the Fed raised the federal funds rate 0.75% in a series of 0.25% moves over the last half of 1999. When growth accelerated in the first quarter of this year the Fed became more aggressive, raising the federal funds rate another 1.00% by May 16, 2000. Recently, there have been signs that higher interest rates are beginning to slow the economy. Employment growth, retail sales and manufacturing activity have all slowed. There have been numerous times throughout the current expansion when the economy hit a lull only to rebound quickly so the jury is still out as to whether the current slowdown will last. The Fed seems content to keep interest rates at their current levels for now, but any signs of faster growth are likely to lead to further interest rate hikes.

Money market yields benefited from higher federal funds rates because the yields on short-term securities generally track the federal funds rate very closely. For the six months ending June 30, 2000, the fund returned 2.93% compared to 2.59% for the prior six-month period. The fund continues to place great emphasis on high quality and liquidity while looking to target the fund's average maturity at an optimal length. Maturity is the length of time between now and the date a security is repaid. During the past six months, the fund's average maturity has fluctuated between 20-40 days. We kept the average maturity relatively short throughout the first half of the year because short-term rates were rising and we felt that longer maturities weren't offering enough yield to compensate us for the potential of higher rates.

OUTLOOK

Two months of weaker economic data has led many to believe that the U.S. economy is heading towards a "soft landing", in which the economy slows enough to temper inflation but avoids a significant slowdown. While not unprecedented, soft landings are rare and thus we remain wary of either a re-acceleration or a more significant slowing of growth. Nonetheless, we feel that growth will slow modestly in the second half of 2000 and that short-term rates will be stable to modestly higher over the next six months.

PORTFOLIO ALLOCATION
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Federal National Mortgage Association     44.3%
U.S. Treasury Securities                  28.1%
Other Direct Federal Obligations          17.6%
Government National Mortgage Association   9.1%
Federal Home Loan Mortgage Corporation     0.9%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  TVA Global (6.375%) 2005                               11.4%
 2.  FNMA (7.00%) 2030                                       7.5%
 3.  Federal Home Loan Bank (7.31%) 2004                     6.2%
 4.  U.S. Treasury Bond (10.375%) 2012                       5.3%
 5.  U.S. Treasury Note (5.00%) 2001                         5.0%
 6.  U.S. Treasury Bond (8.125%) 2021                        4.4%
 7.  FNMA (7.00%) 2030                                       4.1%
 8.  GNMA (7.50%) 2027                                       3.7%
 9.  U.S. Treasury Note (5.50%) 2003                         3.7%
10.  GNMA (7.00%) 2030                                       3.6%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

The economy continued its pattern of strong growth over the first six months of 2000, with real Gross Domestic Product ("GDP") expected to be greater than 4%. Solid job growth, (1,566,000 new jobs were created), and strong consumer spending were continued themes of this economic expansion. This growth was particularly impressive given that the Federal Reserve (the "Fed") has raised short-term interest rates 1.75% over the last twelve months, with 1% of that increase occurring during the first half of this year.

Three major forces were at work in the market over the last six months. The first was the Fed, who as we indicated above, raised short-term rates 1% in an attempt to slow the economy to its 3-3.5% long-term growth target. The second was the Treasury, who announced significant reductions to its expected borrowing needs. Because of sizeable current and projected budget surpluses, the Treasury reduced the size and frequency of a number of its auctions, and implemented a debt buyback program aimed at outstanding bonds with ten or more years left to maturity. The third and final force at work was Congress, who through House Representative Richard Baker began investigating the activities of the Government Sponsored Enterprises (GSEs such as FNMA, FHLMC, and FHLB) to determine whether they unfairly benefit from the market's perception that their debt is U.S. Government guaranteed.

The combination of the Fed raising short term rates and the Treasury buying back long maturity debt (to date they have repurchased $15 billion of their $30 billion target for this year) caused the yield curve to invert (shorter maturity issues yielding more than longer maturity issues.) For the six months ended
June 30, 2000, yields on 2 year Treasuries rose 0.12% to 6.35% while yields on 30 year Treasuries fell 0.58% to 5.90%. The reduction in future Treasury debt issuance, coupled with the concerns about the credit worthiness of the Government Sponsored Enterprises, resulted in higher yield premiums for both MBS and Agency Debentures. On average, yield premiums on non-Treasury issues rose 0.4% over the first six months of 2000.

As we mentioned in our previous letter, we felt that the buyback program might lead to an inverted yield curve. Accordingly, we positioned the portfolio to benefit from the inversion, increasing our exposure to the long term (10 + years) components of the Treasury market while maintaining a 4.75 year duration. Unfortunately, we did not expect the congressional inquiry into the practices of the GSEs, and our modest overweight in this sector hurt the portfolio's performance. For the six months ended June 30, 2000, the portfolio returned 3.59%, which compares favorably to 3.48% for the Lehman Intermediate Government Index.

Going forward, despite the appearance of an economy that will grow more modestly in the second half of the year, we would not be surprised if the Fed raised short-term interest rates one more time this year. We also expect the yield curve to remain inverted, as the Treasury continues to retire long term debt as part of its buyback program. Longer term, we believe that the Fed will successfully slow the economy to a more moderate pace and that long interest rates can stay below 6%. Finally, while we don't expect significant short-term performance relative to Treasuries from MBS and Agency Debentures, we think their yield premiums are attractive.

VALUE OF $10,000 INVESTED JULY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Lehman Brothers
        Intermediate Gov't Bond Index**  U.S. Government Securities Series
7/1/90                          $10,000                            $10,000
91                              $11,054                            $10,904
92                              $12,476                            $12,276
93                              $13,728                            $13,687
94                              $13,703                            $12,988
95                              $15,039                            $14,538
96                              $15,780                            $15,172
97                              $16,876                            $16,325
98                              $18,291                            $18,002
99                              $19,101                            $18,435
00                              $19,958                            $19,139

U.S. GOVERNMENT SECURITIES SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                             5 YEAR  10 YEAR
+3.82%                             +5.65%   +6.71%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds - Investment Grade      47.7%
Corporate Bonds - Non-Investment Grade  21.5%
U.S. Government Agencies                 8.9%
Asset Backed Securities                  8.6%
U.S. Treasury Securities                 6.9%
Cash Equivalent/Receivables              6.4%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  FNMA (6.50%) 2014                                       2.5%
 2.  FNMA (7.00%) 2029                                       2.5%
 3.  U.S. Treasury Bond (8.125%) 2021                        2.4%
 4.  GTE Corp. (7.51%) 2009                                  2.3%
 5.  Mortgage Capital Funding, Inc. (7.90%) 2006             2.3%
 6.  U.S. Treasury Bond (5.25%) 2029                         2.0%
 7.  DLJ Mortgage Acceptance Corp. (8.80%) 2003              1.9%
 8.  Bear Stearns Capital Trust (7.00%) 2027                 1.7%
 9.  Tosco Corp. (7.80%) 2027                                1.5%
10.  Delta Air Lines (10.50%) 2016                           1.5%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

The U.S. economy continued to expand in the first half of 2000 at a rapid pace that brought about another series of interest rate increases by the Federal Reserve (the "Fed"). Despite the 0.75% increase in Federal Funds rate in the second half of 1999: (1) Gross Domestic Product ("GDP") growth in 2000 exceeded the 4% increase of GDP in 1999; (2) the labor market continued to exhibit a strong job growth; and (3) consumer spending remained unaffected by this tighter monetary policy. The Fed, concerned that these continued economic conditions could fuel inflationary pressures, increased Federal Funds rates one full percentage point during the first half of the 2000. Pressure on short term interest rates and U.S. buybacks of long maturity treasuries resulted in an short term interest rates exceeding long term interest rates ("yield curve inversion").

Higher interest rates, Treasury yield curve inversion, and a volatile equity market are not a friendly environment for the fixed income market, especially for corporate bonds. Increased demand for higher quality and short-duration instruments caused a liquidity crunch during the second quarter that pushed corporate and other non-Treasury prices lower relative to Treasuries causing this portion of the portfolio to decline in value. By the end of the second quarter of 2000, as some signs of slowdown started to appear, liquidity was partially restored and spreads decreased but only to the October 1998 levels. As a result, U.S. Treasuries was the best performing sector during the first six months of 2000, as it benefited the most from the yield curve inversion.

We began the year with a negative outlook on short term interest rates, believing that the Fed is going to continue to raise interest rates until economic growth showed evidence of slowing. However, we were not as negative on long term interest rates because we believed that they would benefit from the Treasury buybacks and the reduced supply of long Treasuries. We maintained a neutral duration in the fund versus its benchmark for most of this period. In May, we shortened the duration to 95% for a brief period, then moved it back towards neutral. With respect to non-Treasury assets, we took advantage of the spread widening to increase our exposure to corporate investment grade, and below investment grade securities. Year-to-date, the fund's return was 2.29% compared to a 4.18% for the Lehman Government Corporate Index and 3.99% for the Lehman Aggregate Index.

Going forward, we expect the economy to continue to show signs of slower growth in the second half of 2000, but not enough to rule out another interest rate increase by the Fed. The fund stands to benefit from this slowdown that appears to be modest enough to qualify for a "soft landing". Such an economic environment would lead to lower interest rate levels and decreased yield spreads for non-Treasury securities.

VALUE OF $10,000 INVESTED JULY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
        AGGREGATE BOND INDEX**  DIVERSIFIED INCOME SERIES
7/1/90                 $10,000                    $10,000
91                     $11,070                    $11,001
92                     $12,624                    $12,392
93                     $14,112                    $14,071
94                     $13,928                    $13,703
95                     $15,676                    $15,259
96                     $16,462                    $16,029
97                     $17,804                    $17,399
98                     $19,681                    $19,410
99                     $20,300                    $19,459
00                     $21,227                    $19,935

 DIVERSIFIED INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                        5 YEAR  10 YEAR
+2.45%                        +5.49%   +7.14%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO ALLOCATION
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                      0.1%
Corporate Bonds-Investment Grade      52.6%
Corporate Bonds-Non-Investment Grade  14.3%
U.S. Treasury Securities              17.9%
U.S. Government Agencies              11.9%
Cash Equivalents/Receivables           3.2%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.50%) 2010                        12.9%
 2.  European Investment Bank FRN(5.85%) 2002                6.5%
 3.  U.S. Treasury Note (6.50%) 2002                         5.0%
 4.  Federal Home Loan Bank (6.125%) 2003                    4.4%
 5.  FNMA (6.25%) 2002                                       3.9%
 6.  Federal Farm Credit Bank (5.15%) 2003                   3.6%
 7.  Capital One Financial Corp. (7.25%) 2006                1.4%
 8.  Republic New York Corp. (9.70%) 2009                    1.1%
 9.  Occidental Petroleum Corp. (9.25%) 2019                 1.1%
10.  CSC Holdings, Inc. (7.875%) 2007                        1.1%

FORTIS SERIES FUND: MULTISECTOR BOND SERIES
(SUBADVISED BY AIM CAPITAL MANAGEMENT, INC.)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

In May, the Federal Reserve (the Fed) raised the federal funds rate to 6.5%, its highest level in nine years. The latest rate hike was the sixth since last summer and has left many investors wondering how far the Fed's tightening will go before the U.S. economy slows to a satisfactory pace.

During the second quarter, U.S. Treasury securities, particularly longer-term issues, continued to perform better than corporate bonds. Longer-term Treasuries benefited from their relative scarcity and an on-going federal government buyback. Corporate bonds by contrast, continued to struggle. In fact, the difference between yields on 10-year Treasuries and that of high-yield corporate bonds has widened to over 600 basis points. (One hundred basis points are equal to one percentage point.)

FUND OVERVIEW

On March 15, 2000, Multisector Bond Series, formerly know as Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

The Fortis Multisector Bond Series portfolio posted a total return of -0.48% for the quarter, while the Lehman Brothers Aggregate Bond Index returned 3.99%.

The majority of the fund's portfolio is invested in corporate bonds -- both investment grade and high-yield issues. With yields on high-yield corporate bonds at historical highs, they provide a compelling investment option and attractive income.

The fund's holdings were well diversified over a wide range of industries, including broadcasting, electric companies and the telecommunications sector -- both the cellular/wireless industry and the long-distance industry.

OUTLOOK

The near-term outlook for bonds in general could depend on the Fed's ability to bring the economy to a "soft landing." There are signs that the economy is slowing. Consequently, the Fed may soon wind down its tightening cycle.

If the Fed succeeds in slowing economic growth to a more sustainable rate, it could prolong economic expansion. That could bode well for corporate bonds -- both investment grade and high-yield -- as corporations can better meet their debt obligations.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SALOMON BROS WORLD   LEHMAN BROTHERS AGGREGATE  MULTISECTOR
        GOV'T BOND INDEX **       BOND INDEX ***        BOND SERIES
1/3/95              $10,000                    $10,000      $10,000
95                  $11,688                    $11,144      $11,541
96                  $11,728                    $11,704      $11,588
97                  $12,183                    $12,657      $12,083
98                  $12,708                    $13,992      $12,715
99                  $13,233                    $14,432      $12,774
00                  $13,685                    $15,091      $12,874

  MULTISECTOR BOND SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                    SINCE
1 YEAR                        5 YEAR  JANUARY 3, 1995****
+0.79%                        +2.21%               +4.71%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of world government bonds with maturities of at least one year.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.
**** Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                     26.2%
Wired Telecommunications Carriers         11.8%
Cable and Other Program Distribution      11.4%
Other Telecommunications                   9.6%
Wireless Telecommunications Carriers       9.4%
Gambling Industries                        7.2%
Cash Equivalents/Receivables               5.1%
Radio and Television Broadcasting          5.0%
Other Information Services                 4.4%
Cable and Other Subscription Programming   3.8%
Oil and Gas Extraction                     3.2%
Motor Vehilcle Parts Manufacturing         2.9%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  TeleCorp PCS, Inc. (11.625%) 2009                       3.1%
 2.  Nextlink Communications (10.50%) 2009                   2.7%
 3.  Argosy Gaming (10.75%) 2009                             2.5%
 4.  United Pan-European Communications N.V. (11.25%)
     2009                                                    2.2%
 5.  United International Holdings (10.75%) 2008             2.2%
 6.  Adelphia Communications (9.375%) 2009                   2.2%
 7.  Williams Communications Group, Inc. (10.875%) 2009      1.9%
 8.  PSINet, Inc., (11.00%) 2009                             1.8%
 9.  NTL Communications Corp. (12.375%) 2008                 1.8%
10.  Fairchild Semiconductor (10.375%) 2007                  1.6%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

The six-month period ended June 30, 2000, was a difficult one for the U.S. fixed income market. The U.S. economy came roaring out of the gates this year as Y2K fears faded and the economy showed persistent strength with Gross Domestic Product (GDP) growth in the 5% range. The strong economy, a red-hot IPO market and a frothy "tech stock" market siphoned investor funds away from the fixed income securities. The high yield market was not immune to this trend as investors pulled money out of fixed income mutual funds, forcing managers to liquidate holdings, driving down corporate bond prices. The high yield market finished the second quarter on a positive note as June was the best month of the year for performance and investment inflow into high yield mutual funds. For the first half of the year, the Fortis Series High Yield Fund returned -0.94%, outperforming the Lehman Bros. High Yield Index return of -1.21%.

The Federal Reserve Board (the "Fed") became increasingly concerned that the combination of tight labor markets, the wealth effect created by record equity valuations, rising wages, and high and rising energy prices would rekindle inflation. Since price stability remains its primary objective, the Fed decided to raise short-term interest rates, extending the current round of interest rate hikes they began in mid-1999. Also significant was the bond buy-back program announced by the U.S. Treasury. This announcement caused intermediate and long-term interest rates to decline that could lead to inflation. Despite the buy-back program, by the end of the second quarter, the steady upward march by the equity markets halted, the labor markets began to stabilize and the economy showed early signs of cooling. The Fed's intervention in the Federal Funds and U.S. Treasury markets increased market uncertainty and kept some fixed income investors sidelined. The high yield market saw slow steady selling during this period, with declining bond prices offsetting the high level of income earned by high yield investors.

Our fund's performance was enhanced in this down-market environment by our underweighting in lower-quality high yield bonds, rated CCC and below. The fund was also helped by its holdings in higher-quality BB rated bonds and its exposure to top performing sectors, such as the energy sector. On the other side of the ledger, our interest rate-sensitive zero coupon bond holdings lagged as interest rates climbed higher. We also chose to reduce our holdings in "home builders" as we anticipated a slowdown driven by rising mortgage rates. This decision turned out to be a bit premature as housing sales continued to be strong despite higher borrowing costs during the first half of the year.

OUTLOOK

We expect economic growth to slow during the second half of the year primarily due to the drag caused by high short-term interest rates and high energy prices. This slowdown would relieve some of the pressure on the Fed to raise interest rates. Our economic outlook is for a soft-landing with the slowdown cushioned by productivity gains. Also, the gradual approach toward raising rates taken by the Fed should provide corporate America with some time to adjust to the changing business climate, making the downturn less painful to prudent managers. To the extent this scenario unfolds, we plan to keep the fund broadly diversified with an emphasis on companies expected to produce stable and improving cash flow, and would underweight cyclical industries such as industrial commodities. We feel the recent increase in interest rates created an opportunity for investors to capture high levels of current income and the potential for attractive total returns if bond prices begin to retrace their year-to-date losses.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS
        HIGH YIELD INDEX***  HIGH YIELD SERIES
5/2/94              $10,000            $10,000
94                  $10,036             $9,998
95                  $11,425            $10,817
96                  $12,531            $11,694
97                  $14,271            $13,003
98                  $15,892            $13,860
99                  $15,833            $13,614
00                  $15,670            $13,686

     HIGH YIELD SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                              SINCE
1 YEAR                        5 YEAR  MAY 2, 1994**
+0.53%                        +4.82%         +5.22%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                              57.4%
Foreign - Government Bonds - Investment Grade  21.3%
Corporate Bonds - Investment Grade              9.6%
Cash Equivalents/Receivables                    7.0%
U.S. Government Securities                      4.5%
Asset Backed Securities                         0.2%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  Japan JGB #207A (0.90%) 2008                            4.1%
 2.  Bundesrepublik Deutschland (6.50%) 2027                 3.1%
 3.  Bundesobligation Deutschland (5.00%) 2001               2.1%
 4.  Nippon Telegraph & Telephone Corp.                      1.7%
 5.  Government of France (5.50%) 2007                       1.5%
 6.  Philip Morris Companies, Inc.                           1.5%
 7.  United Kingdom Treasury (8.00%) 2000                    1.5%
 8.  Kingdom of Denmark (7.00) 2004                          1.4%
 9.  Total Fina Elf                                          1.3%
10.  Government of France (5.25%) 2008                       1.3%

TEN LARGEST PORTFOLIO CHANGES
FOR THE YEAR ENDED 6/30/2000

STOCK ADDITIONS:                    STOCK ELIMINATIONS:
Alcatel                             ABN-AMRO holding NV
BAE SYSTEMS plc                     Enhance Financial Services Group, Inc.
British Telecommunications plc      Finova Group, Inc.
Diageo plc                          Mediaset S.p.A.
ENI S.p.A.                          National Westminster Bank plc
Matsushita Elec                     Noble Drilling Corp.
Royal Dutch Petroleum Co. NY        Schering AG
 Shares                             Scor S.A.
Sankyo Co. Ltd.                     Terra Nova (Burmuda) Holdings
SBC Communications, Inc.            UST Corp.
UBS AG

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

During the first six-months of 2000, the portfolio returned 2.42% compared to a return of -1.43% for the benchmark of 60% MSCI World Index and 40% Salomon Brothers World Government Bond Index.

PERFORMANCE

Performance of the global fixed income portion of the portfolio was essentially flat during the first half of the year, with a return of -0.12% verses 0.03% for the Salomon Brothers World Government Index. Absolute performance was positive in local currency terms as interest rates declined broadly across Europe. These positive returns were offset by the continued strength of the U.S. dollar versus most major currencies. Interest rate and country decisions were positive. In particular, the portfolio benefited from the flattening of the U.S. Treasury and Euro government bond curves, while profiting by underweighting the long end of the U.K. market. Significant widening of credit spreads as a result of significant government debt buybacks offset these positives. Exposure to the euro versus the yen also negatively impacted performance.

The global equity portion significantly outperformed the benchmark, producing a return of 4.6% versus a -2.41% drop in the MSCI World Index. This outperformance came mostly from the second quarter when the narrow leadership of technology growth stocks, in which the portfolio is underweighted, finally lost ground. Consequently, the portfolio was rewarded for its significant overweight in consumer staples -- one of the best performing sectors in the second quarter.

STRATEGY

We view current levels of real yields in the U.S. as representing fair value, and thus are neutral U.S. interest rate risk. We remain constructive on European bond markets, with their higher real yields and steeper yield curves. We continue to view the Japanese market as unattractive, due to likely stronger economic growth and poor public finances. The portfolio remains 5% overweight European currencies versus the Japanese yen. Credit spreads remain at historically wide levels. We view overweighting non-governments to be one of the best opportunities in the global bond markets.

The structure of the equity portion reflected our bottom up stock selection style. The major change over the six months was an increase in our weighting to Japan. This resulted from strong relative performance and increased conviction in the restructuring opportunity in industrial Japan. Our industry underweights were little changed, reflecting the ongoing defensiveness of the portfolio. Consumer defensive staples, telecoms and utilities were heavily overweighted; pharmaceutical, technology and interest rate sensitive financials were underweighted.

OUTLOOK

Global Fixed Income: Interest rate increases in the U.S. should act to slow economic growth there in the second half of the year, though much of this impact is already priced into the market. High oil prices will have a short-term impact on inflation, though we do not anticipate a sustained boost to inflation. On balance financial conditions still seem supportive of world growth. Despite the mentioned interest rate increases strong equity markets globally and a weak Euro currency are simulative. Continuation of these trends may well produce further monetary tightening in the second half of 2000.

Global Equity: The portfolio is well positioned, given the ongoing valuation extremes in the (zero-weighted) mega-cap 'growth' component of the World Index. The fund's price to cash flow ratio is 9 times, versus 17 times in the index, yet its balance sheet quality and free cash flow generation remain superior to the index.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SALOMON BROS WORLD                         GLOBAL ASSET
        GOV'T BOND INDEX +  MSCI WORLD INDEX ++  ALLOCATION SERIES
1/3/95             $10,000              $10,000            $10,000
95                 $11,688              $10,942            $11,189
96                 $11,728              $13,021            $12,516
97                 $12,183              $15,990            $14,368
98                 $12,708              $18,783            $16,334
99                 $13,233              $21,803            $17,236
00                 $13,685              $24,535            $17,695

GLOBAL ASSET ALLOCATION SERIES
 AVERAGE ANNUAL TOTAL RETURN*
                                                    SINCE
1 YEAR                          5 YEAR  JANUARY 3, 1995**
+2.67%                          +9.60%            +10.96%

                          Annual period ended June 30

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** Date shares were first offered to the public.
  + An unmanaged index of world government bonds with maturities of at least one year.
 ++ An unmanaged index of the world's major equity markets in U.S.
    dollars, weighted by stock market value.

PORTFOLIO ALLOCATION
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                       64.0%
Corporate Bonds - Investment Grade      16.6%
Corporate Bonds - Non-Investment Grade   7.1%
U.S. Treasury Securities                 4.2%
U.S. Government Agencies                 3.5%
Cash Equivalents/Receivables             2.4%
Asset Backed Securities                  2.2%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  Viacom, Inc. Class B                                    1.6%
 2.  Dynegy, Inc. Class A                                    1.4%
 3.  Genentech, Inc.                                         1.4%
 4.  AES Corp.                                               1.3%
 5.  Enron Corp.                                             1.3%
 6.  Texas Instruments, Inc.                                 1.3%
 7.  American Home Products Corp.                            1.2%
 8.  Interpublic Group of Companies, Inc.                    1.1%
 9.  HCA -- The Healthcare Co.                               1.1%
10.  Reader's Digest Association, Inc. Class A               1.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

STOCK ADDITIONS:                STOCK ELIMINATIONS:
Ace Ltd.                        Alltel Corp.
ALZA Corp.                      America Online, Inc.
Biovail Corp.                   Cabletron Systems, Inc.
Cardinal Health, Inc.           Computer Associates
EOG Resources, Inc.              International, Inc.
Nabisco Holdings Corp. Class A  EchoStar Communications Corp.
Philip Morris Companies, Inc.   Equant N.V. NY Shares
Qwest Communications            Global Crossing Ltd.
 International, Inc.            i2 Technologies, Inc.
Safeway, Inc.                   Minnesota Mining and
Young & Rubicam, Inc.            Manufacturing Co.
                                Motorola, Inc.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

The first six months of 2000 proved to be a slightly negative period of performance for the equity market. Early market strength resulting from the combination of strong earnings growth and benign inflation gave way to the uncertainty caused by the Federal Reserve's (the "Fed") efforts to slow down the economy to prevent inflation from resurfacing. Several interest rate hikes kept a lid on equity market performance because it was suspected that corporate earning would begin to slow. Meanwhile, the fixed income markets, having already seen signs of a slowing economy and anticipating that the Fed could engineer a soft-landing for the economy, registered a positive performance for the six-month period. An investment environment such as this underscores the advantage of an asset allocation fund.

For the six months ending June 30, 2000, the Asset Allocation portfolio reported a slight decrease of 0.02%. This compares to a decline of 0.43% for the S&P 500. The Lehman Aggregate Bond Index registered an increase of 3.99%. A prorated combination of the above stock and bond indices posted a gain of 1.71% for the same period.

The asset allocation of the fund was targeted at 60% stocks and 40% bonds at mid-year. This represents a gradual cutback in the equity portion of the fund, which had been at a 65% weighting since the beginning of the year.

In the equity area, positions in technology and telecommunications were pared back in favor of greater energy and healthcare exposure. Even so, the technology holdings during the period helped comparative performance early on. The energy and healthcare sectors are now overweighted versus the market while basic materials and consumer-related sectors are underweighted. Our relative underexposure in the financial and basic materials sectors, in the face of Fed interest rate hikes, contributed positively to fund performance while our holdings in the services sector generally detracted from overall performance.

The capital markets still face the prospect of rising interest rates by the Federal Reserve, although various signs have surfaced that show the economy has begun to slow down. While earnings prospects remain bright, rising interest rates could affect the valuation levels of equities. In the equity area, we continue to focus on companies with solid growth prospects at relatively attractive valuation levels.

In the Fixed income market, the one full percentage point increase in Federal Funds rate, coupled with a volatile equity market and a Treasury yield curve inversion (short term interest rates exceeding long term interest rates), created an environment that was far from favorable for non-Treasury sectors, especially for corporate bonds. Increased demand for higher quality and short-duration instruments pushed corporate and other non-Treasury prices lower relative to Treasuries causing this portion of the portfolio to decline in value. However, towards the end of the quarter spreads decreased reflecting a slowdown in the economy. As a result, U.S. Treasuries was the best performing sector during the first six months of 2000, as it benefited to the most from the yield curve inversion.

For most of the first six months of 2000, we maintained a neutral duration in our portfolio versus its benchmark because our outlook for long term interest rates was not as negative as our outlook for short term interest rates. We believed that while short term rates were going to remain under pressure for continued Federal Reserve increases, long term interest rates stood to benefit from Treasury buybacks and short Treasury supply. With respect to non-Treasury assets, we took advantage of the spread widening to increase our exposure to corporate investment grade, and below investment grade securities.

VALUE OF $10,000 INVESTED JULY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
        AGGREGATE BOND INDEX +  S&P 500 ++  ASSET ALLOCATION SERIES
7/1/90                 $10,000     $10,000                  $10,000
91                     $11,070     $10,739                  $10,651
92                     $12,624     $12,185                  $12,222
93                     $14,112     $13,840                  $13,715
94                     $13,928     $14,026                  $13,682
95                     $15,676     $17,677                  $16,459
96                     $16,462     $22,281                  $18,322
97                     $17,804     $30,003                  $21,790
98                     $19,681     $39,067                  $26,616
99                     $20,300     $47,957                  $29,989
00                     $21,227     $51,431                  $33,985

  ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                         5 YEAR  10 YEAR
+13.32%                       +15.61%  +13.01%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                               42.4%
Insurance Carriers                                   9.1%
Computer and Peripheral Equipment Manufacturing      7.0%
Cash Equivalents/Receivables                         6.6%
Motion Picture and Video Industries                  6.3%
Pharmaceutical and Medicine Manufacturing            5.7%
Petroleum and Coal Products Manufacturing            5.4%
Other Telecommunications                             5.2%
Depository Credit - Banking                          3.6%
Electric Generation, Transmission and Distribution   3.4%
Computer Systems Design and Related Services         2.7%
Semiconductor, Electronic Component Manufacturing    2.6%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Sun Microsystems, Inc.                                  2.7%
 2.  News Corp. Ltd.(The) Preferred ADR                      2.2%
 3.  Viacom, Inc. Class B                                    2.1%
 4.  Philips Electronics N.V. ADR                            2.0%
 5.  First Data Corp.                                        1.9%
 6.  US West, Inc.                                           1.7%
 7.  Boeing Co.                                              1.7%
 8.  Exxon Mobil Corp.                                       1.6%
 9.  Tyco International Ltd.                                 1.6%
10.  Pharmacia Corp.                                         1.5%

FORTIS SERIES FUND: AMERICAN LEADERS SERIES
(SUBADVISED BY FEDERATED)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME BY INVESTING IN EQUITY SECURITIES OF BLUE CHIP COMPANIES.

The Fortis American Leaders Series, which was first offered to the public on May 1, 2000 returned -1.99% for the period, ahead of S&P Barra Value Index's -3.64% return for the same period. Our quarter benefited from performance in healthcare, utilities and staples. Lagging sectors included technology, basic materials and consumer cyclicals. Technology was also the fund's worst performer relative to that of the S&P 500. Many of our investments in technology are in companies operating in the software and services arena which were plagued by poor earnings announcements, including Novell, Unisys, and Electronic Data Systems. Positive influences on performance for the quarter included favorable security selection in healthcare (UnitedHealth Group, Oxford Health and Abbott Laboratories), utilities (Entergy and Coastal Corp.) and consumer staples (Viacom, Philip Morris and Anheuser Busch).

Our equity market outlook is that we believe U.S. stocks are overvalued, but pockets of reasonable valuation exist within the market. Despite the recent correction in technology stocks, the valuation differentials between the "haves" and "have nots" remains extremely wide. The S&P Technology sector is still valued at 50 times forward earnings. This is historically unprecedented and remains amazing given the historic difficulty of developing a sustainable and defendable, profitable franchise in such a rapidly evolving and volatile area of the economy. Over one-third of the stocks in the fund trades for less than 11 times forward 12-month earnings, a huge discount to the S&P 500 Index which trades at 25 times forward 12-month earnings. However, the catalyst to unwind these valuation differences remains to be seen, and the possibility of rising interest rates and increased inflation keeps a damper on "Old Economy" valuations. Many "New Economy" investors believe that technology shares will be immune to rising rates, but "Old Economy" companies still generate the majority of capital spending. At some point, investors will recognize the disparities between the market values and franchise values of many overlooked leading companies and will gravitate back toward these names given their compelling risk/reward profile. We believe that the fund is well positioned to take advantage of this rotation when it occurs.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  AMERICAN LEADERS
        S&P BARRA VALUE INDEX***       SERIES
5/1/00                   $10,000           $10,000
00                        $9,636            $9,801

AMERICAN LEADERS SERIES TOTAL RETURN* SINCE MAY 1, 2000** -1.99%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                           35.1%
Insurance Carriers                              10.9%
General Medical and Surgical Hospitals           7.7%
Depository Credit - Banking                      6.6%
Aerospace Product and Parts Manufacturing        6.3%
Data Processing, Hosting, and Related Services   6.2%
Cash Equivalents/Receivables                     5.7%
Support Activities for Mining                    5.2%
Petroleum and Coal Products Manufacturing        4.7%
Nondepository Credit Banking                     4.5%
Wired Telecommunications Carriers                3.7%
Pulp, Paper, and Paperboard Mills                3.4%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Citigroup, Inc.                                         5.2%
 2.  HCA -- The Healthcare Company                           4.0%
 3.  Boeing Co.                                              3.8%
 4.  AT&T Corp.                                              3.7%
 5.  Tenet Healthcare Corp.                                  3.7%
 6.  Conoco, Inc. Class A                                    3.6%
 7.  International Paper Co.                                 3.4%
 8.  Affiliated Computer Services, Inc.                      3.4%
 9.  Ace Ltd.                                                3.3%
10.  RadioShack Corp. (with rights)                          3.2%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                           ELIMINATIONS:
Ace Ltd.                             Aetna, Inc. (with rights)
AT&T Corp.                           Alcoa, Inc.
Conoco, Inc. Class A                 American International Group, Inc.
Georgia-Pacific Group                AT&T Corp. - Liberty Media Group
Honeywell International, Inc.        Chase Manhattan Corp.
International Paper Co.              Hewlett-Packard Co.
MGIC Investment Corp.                Illinova Corp.
Radian Group, Inc.                   Reader's Digest Association, Inc. Class
RadioShack Corp. (with rights)        A
UnumProvident Corp.                  S&P 500 Depositary Receipt
                                     United HealthCare Corp.

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS POTENTIAL VALUE.

For the six month period ended June 30, 2000, the S&P Barra Value Index declined 4.07% while the Fortis Value Series returned -0.02%. The portfolio outperformed the index due to its relative underexposure in the technology and telecommunications sectors, and its timely investments in undervalued stocks with accelerating earnings growth.

The fund's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find undervalued companies with accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Coastal Corporation, UnitedHealth Group, and HCA -- The Healthcare Company were among the fund's better performing stocks during the past six months. Recently, we have added companies like Waste Management Incorporated and UnumProvident Corporation that have exhibited the same traits we look for in a security, while removing names such as Cigna Corporation that no longer fit our investment criteria. We also have a substantial position in oilfield services. We believe that the oilfield services stocks have excellent opportunities for earnings acceleration in the coming months due to the high price of oil. Their customer, the oil industry, now finds it profitable to drill for oil after a prolonged spell of relatively low oil prices.

Looking ahead, we see the economy continuing to expand but at a slower rate. In this environment we believe that the health care sector is a logical place for us to invest because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand. We are maintaining a below-average exposure to financial stocks because we believe that the business environment will become more challenging for them in the coming years. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings.

We remain focused on our investment philosophy and disciplines. We believe that this strategy will provide solid returns to shareholders for the long term.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        S&P BARRA***
        VALUE INDEX   VALUE SERIES
5/1/96       $10,000       $10,000
96           $10,102       $10,153
97           $13,482       $12,654
98           $16,869       $15,407
99           $19,657       $16,918
00           $18,656       $16,677

        VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1996**
-1.43%                              +13.07%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              32.6%
Cash Equivalents/Receivables                       12.2%
Semiconductor, Electronic Component Manufacturing   8.4%
Other Telecommunications                            7.9%
Wired Telecommunications Carriers                   7.2%
Support Activities for Mining                       6.3%
Communications Equipment Manufacturing              6.0%
Pharmaceutical and Medicine Manufacturing           4.0%
Software Publishers                                 4.0%
Other Electrical Equipment and Component            3.9%
Computer and Peripheral Equipment Manufacturing     3.8%
Wireless Telecommunications Carriers                3.7%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Corning, Inc.                                           3.0%
 2.  Tyco International Ltd.                                 2.5%
 3.  Nortel Networks Corp.                                   2.1%
 4.  Baker Hughes, Inc.                                      1.8%
 5.  AES Corp.                                               1.8%
 6.  Global Crossing Ltd.                                    1.5%
 7.  Pfizer, Inc. (with rights)                              1.4%
 8.  VeriSign, Inc.                                          1.4%
 9.  RadioShack Corp. (with rights)                          1.2%
10.  Infinity Broadcasting Corp. Class A                     1.2%

FORTIS SERIES FUND: CAPITAL OPPORTUNITIES SERIES
(SUBADVISED BY MASSACHUSETTS FINANCIAL SERVICES)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT CAPITAL APPRECIATION BY INVESTING IN COMMON STOCKS AND EQUITY-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES AND DEPOSITORY RECEIPTS.

For the two-month period ended June 30, 2000, the series provided a total return of -1.05% compared to a 0.27% return for the S &P 500 Index. The S&P 500 is a popular, unmanaged index of common stock total return performance.

The market has been extremely volatile over the period, driven mainly by interest-rate concerns. Technology and telecommunications stocks led the market between November and March, as interest rates climbed and investors abandoned stocks in more economically sensitive sectors. Valuations in the technology and telecommunications sectors reached what seemed like ridiculously high levels, especially given that many companies showed no sign of being profitable anytime soon. Investors finally got nervous and started selling technology and telecom names, leading to volatility in the S&P 500 through much of the spring. This shift caused some liquidity problems in the market -- especially among small- and mid-cap names. As technology stocks slid, safe-haven sectors like drugs, utilities, and food benefited. In May, we finally started seeing data that suggested the economy was slowing. This lead to speculation that the Federal Reserve Board (the Fed) might be nearly done raising interest rates, and investors began moving back into technology stocks.

We stuck to our disciplined investment strategy, buying stocks with strong earnings growth that were selling at reasonable prices and selling them when we felt they were fully valued. We tried not to get caught up in the herd instinct known as momentum buying. Instead, we took advantage of stock price weakness to buy names that we liked. A good example is Corning. We believe this is a company that is mostly known for its plasticware, when in fact it's the leading manufacturer worldwide of the fiber used in the fiber-optic networks being built for high-speed data and Internet transmission. Its stock price bounced around a lot during the technology debacle. But earnings accelerated during the spring and more investors began to understand the importance of Corning's fiber business. By the end of May, the stock had more than doubled from its November 30 price.

During the recent volatility, we maintained a sizable stake in the telecommunications and technology sectors but used the volatility to change our holdings. We sold positions whose quality we were concerned about and trimmed stocks that had held up well, including well-known names such as Oracle and Cisco. We used the proceeds to buy stocks like Vodafone that we liked but hadn't had big positions in because they had been too expensive. We also bought some lesser-known names at what we thought were attractive prices. Among them were ADC Telecom, a networking stock; Telesystem International Wireless, a small cellular company with investments in Eastern Europe, Brazil, and Asia; and Cabletron Systems, a mid-size company involved in both networking and high-end consulting. We kept stocks like Nortel Networks -- a Canadian leader in the optical business -- that we thought had strong earnings growth prospects not fully reflected in their stock prices.

We continued to find some good buying opportunities overseas, including Samsung Electronics, a South Korean supplier of cellular handsets and memory chips, and NTL, which is is involved in acquiring cable firms. We also bought some telecommunications stocks -- including Nextlink and Allegiance Telecom -- when their stock prices nosedived this spring. Another area in which we did some selective buying was financial services, where we bought holdings like AXA Financial. We also purchased a stake in AES, a leading worldwide independent power producer that's benefiting from the deregulation of electric power generation. Many of these stocks have appreciated significantly since we purchased them.

It's impossible to forecast the direction of interest rates or the market. We could well be near the end of the Fed's increases -- which would bode well for the market -- or we could continue to see volatility. Under either scenario, we'll maintain our disciplined investment strategy, looking for earnings growth at a reasonable price wherever we can find it. Our approach is to be patient and not panic even when the market seems like a roller coaster.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            CAPITAL OPPORTUNITIES
        S & P 500 Index***                 Series
5/1/00             $10,000                $10,000
2000               $10,027                 $9,895

CAPITAL OPPERTUNITIES SERIES TOTAL RETURN* SINCE MAY 1, 2000** -1.05%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              40.2%
Pharmaceutical and Medicine Manufacturing          14.1%
Other Telecommunications                            6.5%
Newspaper, Periodical, Book and Database
Publisher                                           6.2%
Petroleum and Coal Products Manufacturing           5.9%
Insurance Carriers                                  5.3%
Wired Telecommunications Carriers                   4.8%
Advertising and Related Services                    4.3%
Semiconductor, Electronic Component Manufacturing   4.1%
Support Activities for Mining                       3.6%
Soap, Cleaning Compound, Toilet Manufacturing       3.3%
Cash Equivalents/Receivables                        1.7%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SBC Communications, Inc.                                3.2%
 2.  Dynegy, Inc. Class A                                    3.2%
 3.  BP Amoco plc ADR                                        2.9%
 4.  Biovail Corp., Conv. 6.75%                              2.9%
 5.  American Home Products Corp.                            2.8%
 6.  AES Corp.                                               2.2%
 7.  Enron Corp.                                             2.2%
 8.  Reader's Digest Association, Inc. Class A               2.2%
 9.  Texas Instruments, Inc.                                 2.2%
10.  HCA -- The Healthcare Co.                               2.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                      ELIMINATIONS:
Halliburton                     Alltel Corp.
MetLife, Inc.                   Cabletron Systems, Inc.
Nabisco Holdings Corp. Class A  Chase Manhattan Corp.
Pfizer, Inc. (with rights)      El Paso Energy Corp.
Philip Morris Companies, Inc.   Electronic Data Systems Corp.
Qwest Commnunications           Marshall & Illsley Corp.
 International, Inc.            Minnesota Mining and
Schering-Plough Corp.            Manufacturing Co.
Schlumberger Ltd.               Quaker Oats Co.
Seagram Ltd.                    Sysco Corp.
Young & Rubicam, Inc.           United Parcel Service, Inc.
                                 Class B

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELD GROWTH RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

The six month period ended June 30, 2000, proved to be a slightly negative period of performance for the equity market. Strength early in the year, particularly in technology stocks, gave way to the uncertainty over the effect on the economy of continued increases in interest rates by the Federal Reserve. Late in the period, some signs of a weaker economy signaled a possible end to further increases in interest rates. However, further evidence of a slower economy seems necessary to validate the end of rising interest rates.

For the six months ended June 30, 2000, the Growth & Income portfolio posted a total return of 0.12%. This compares to a decrease of 0.43% for the S&P 500. This portfolio is generally less volatile than the S&P 500 and also produces a current yield above that of the S&P 500 index. The fund's overweight position in energy contributed positively to performance results, benefiting nicely from a surge in oil and gas prices during the period. One of the fund's largest positions, Dynegy Incorporated, an oil and gas pipeline company, was among the portfolio's top performers. Also aiding performance results was the fund's relative underweight in consumer cyclicals, a sector that felt the brunt of the Federal Reserve's interest rate hikes. Meanwhile, an overexposure in the telecommunications and services sectors relative to the market hurt comparative performance. Technology stocks have been somewhat underweighted in the portfolio because they generally pay little or no dividends.

While the economy still remains robust and earnings prospects bright, higher interest rates could affect the valuation levels of equities. The pace of ongoing economic expansion is the main question facing investors in the period ahead. Going forward, the investment approach for Growth & Income continues to shift toward a greater emphasis on growth versus current income. In this period of high valuation and rising interest rates, emphasis is being placed on growth prospects and relative valuations.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S&P 500***  GROWTH & INCOME SERIES
05/02/94      10,000                  10,000
94             9,912                   9,942
95            12,492                  11,448
96            15,746                  14,430
97            21,203                  18,403
98            27,603                  22,587
99            33,891                  24,991
2000          36,346                  25,697

   GROWTH & INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                               SINCE
1 YEAR                         5 YEAR  MAY 2, 1994**
+2.82%                        +17.55%        +16.55%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending              35.4%
Finance                       12.6%
Health Care                   11.5%
Utilities                      7.8%
Consumer Cyclical              7.5%
Basic Industry                 6.3%
Energy & Related               6.0%
Consumer Staples               5.8%
Consumer Discretionary         3.7%
Cash Equivalents/Receivables   2.0%
Metal & Mining                 0.8%
Transportation                 0.6%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                    4.1%
 2.  Intel Corp.                                             3.5%
 3.  Cisco Systems, Inc.                                     3.5%
 4.  Microsoft Corp.                                         3.3%
 5.  Pfizer, Inc. (with rights)                              2.4%
 6.  Exxon Mobil Corp.                                       2.1%
 7.  Wal-Mart Stores, Inc.                                   2.0%
 8.  Oracle Corp.                                            1.9%
 9.  Citigroup, Inc.                                         1.6%
10.  Nortel Networks Corp.                                   1.6%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                      ELIMINATIONS:
Altera Corp.                    Atlantic Richfield Co.
Harley-Davidson, Inc.           Fleetwood Enterprises, Inc.
Linear Technology Corp.         IKON Office Solutions, Inc.
Maxim Integrated                Jostens, Inc.
 Products, Inc.                 Milacron, Inc.
MedImmune, Inc.                 Mirage Resorts, Inc.
Mercury Interactive Corp.       Republic New York Corp.
Novellus Systems, Inc.          Service Corp. International
Sanmina Corp.                   Shared Medical Systems Corp.
Sapient Corp.                   Silicon Graphics, Inc.
VERITAS Software Corp.

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

The fund closely tracked the return of the S&P 500 Index for the six-month period ended June 30, 2000. The S&P 500 Index Series returned -0.72%, while the S&P 500 Index returned -0.43%. The primary difference between the fund's performance and the index's return is the effect of fund expenses. The S&P 500 Index had a negative return for the year to date while underperforming both small capitalization stocks as represented by the S&P 600 SmallCap Index and middle capitalization stocks as represented by the S&P 400 MidCap Index. The top performing industries in the index were electronic defense, oil companies and natural gas companies. The underperforming industries were metals, container companies and hotels.

The Fortis S&P 500 Index Series is designed to passively replicate the large capitalization U.S. equity market as represented by the S&P 500 Index. The portfolio utilizes a strategy of full replication, which entails holding all stocks in the S&P 500 in direct proportion to their weight in the index.
S&P 500 futures are utilized to efficiently manage cash flows.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        S&P 500 INDEX***  S&P 500 INDEX SERIES
5/1/96           $10,000               $10,000
96               $10,300               $10,279
97               $13,870               $13,716
98               $18,060               $17,760
99               $22,169               $21,706
00               $23,775               $23,146

    S&P 500 INDEX SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1996**
+6.64%                              +22.33%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              33.7%
Semiconductor, Electronic Component Manufacturing  13.0%
Pharmaceutical and Medicine Manufacturing          10.6%
Depository Credit - Banking                         8.2%
Software Publishers                                 7.2%
Nondepository Credit Banking                        5.2%
Communications Equipment Manufacturing              4.2%
Computer and Peripheral Equipment Manufacturing     4.1%
Insurance Carriers                                  3.9%
Petroleum and Coal Products Manufacturing           3.7%
Other Telecommunications                            3.6%
Cash Equivalents/Receivables                        2.6%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Pfizer, Inc. (with rights)                              4.6%
 2.  Citigroup, Inc.                                         2.9%
 3.  Cisco Systems, Inc.                                     2.6%
 4.  Intel Corp.                                             2.6%
 5.  Corning, Inc.                                           2.4%
 6.  Microsoft Corp.                                         2.4%
 7.  General Electric Co.                                    2.3%
 8.  Tyco International Ltd.                                 2.2%
 9.  Oracle Corp.                                            2.1%
10.  Viacom, Inc. Class B                                    1.8%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                           ELIMINATIONS:
Ariba, Inc.                          Citrix Systems, Inc.
Baker Hughes, Inc.                   Halliburton Co.
CIGNA Corp.                          Honeywell International, Inc.
Medlmmune, Inc.                      Lucent Technologies, Inc.
Nortel Networks Corp.                MediaOne Group, Inc.
Pharmacia Corp.                      Parametric Technology Corp.
PMC-Sierra, Inc.                     Procter & Gamble Co.
SDL, Inc.                            Sprint Corp.
Siebel Systems, Inc.                 Tribune Co.
Waters Corp.                         XL Capital Limited Class A

FORTIS SERIES FUND, INC.: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

MARKET ENVIRONMENT

The six month period ended June 30, 2000, was a roller coaster ride in the equity markets. The new year brought renewed concerns about economic overheating, as first-quarter Gross Domestic Product (GDP) growth steamed ahead at a 5.4% rate. At the same time, consumer demand rose 7% and business fixed investment rose 17%. The Federal Reserve (the "Fed") indicated that it viewed these growth levels as unsustainable and inflationary, and indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in the first half of 2000 by a total of 100 basis points (1%), the most recent move being a 50 basis-point hike on May 16. Since beginning its tightening program approximately one year ago, the Fed has raised short-term rates by 175 basis points, to 6.5%. Against this backdrop, equity market performance proved highly volatile, with double-digit percentage gains and losses fairly common among individual stocks.

Investors paid particularly close attention to high-priced technology stocks, shunning more speculative issues in favor of firms with reliable earnings. After strong gains in 1999, telecommunications services companies have weakened this year while telecom equipment makers posted mixed results. Technology stocks started off the year with a bang, then corrected sharply in the second quarter of 2000 as higher rates raised concerns about valuations. Nonetheless, many technology securities have delivered excellent year-to-date results.

As the year wore on and rates rose higher, investors overall preferred more moderately priced steady-growth stocks, such as consumer issues and pharmaceuticals. The excitement surrounding the Human Genome Project also increased interest in the biotechnology sector. In addition, lower-priced stocks with positive prospects, notably in the energy and financials sectors, benefited from renewed investor focus on valuation.

Your fund posted a modest gain of 6.96% in the first half of the year, benefiting largely from the early performance of technology stocks and a spring rally in pharmaceuticals. The portfolio fared significantly better than the Standard & Poor's 500 Stock Index return of -0.43%, which struggled to a modest loss during the period. Stock selection, particularly within the technology area, helped account for our outperformance.

PORTFOLIO REVIEW

The fund's 26% stake in technology companies benefited greatly from a sustained rally in the sector during the first three months of the year. Even though many tech stocks weakened in the second quarter, particularly in April, the sector still made the largest contribution to overall six month performance of the fund. Our strategic focus on companies with long-term sustainable earnings growth, strong management, and dominant market positions led us to companies that held up well in a more discriminating environment. For example, the most significant contribution came from Corning, a dominant producer of fiber optic components.

With investors paying more attention to valuations, steady-growth companies whose stocks appeared attractively priced advanced. A rally among leading consumer nondurables benefited results: pharmaceuticals and other health care companies performed especially well as a group, especially toward the end of the half, although food and beverage producers also advanced. We initiated or added to holdings in several pharmaceuticals during the period to take advantage of their attractive growth prospects, and increased exposure to a dominant biotechnology company, Genentech.

Financials and insurance buoyed performance, especially in May, when investors felt more confident that the Fed would slow its interest rate hike campaign. In addition, while the fund's energy holdings are relatively modest, comprising only about 4% of assets, their strong gains contributed to fund performance. We built up our position in oil service company Baker Hughes -- a stock that has been quite successful since the beginning of the year -- which has benefited from increased oil prices and increased capital expenditures among oil producers.

Results were restrained by weak performance in three portfolio sectors. Despite strength in consumer nondurables, retail firms such as The Gap and Home Depot sagged as investors feared that higher interest rates would lead to slower consumer spending. Software companies and other business services were also very weak as a group, partly the result of the antitrust problems faced by Microsoft. Finally, results among utility stocks were generally flat to negative, though our position in the sector is a relatively modest 3% of assets.

OUTLOOK

Although the Fed seems to be slowing its program of tightening the money supply, we think there is still a good possibility of further interest rate increases this year, and equity market volatility may persist. As a result, we think it is as important as ever to focus on individual companies with strong growth prospects, excellent management, and dominant market positions. Fortunately, we see significant potential in many sectors of the market, at prices we do not think are unreasonable.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        S&P 500***  BLUE CHIP STOCK SERIES
5/1/96   $10,000           $10,000
96         $10,300                 $10,134
97         $13,870                 $13,345
98         $18,060                 $17,262
99         $22,169                 $20,758
00         $23,775                 $24,241

   BLUE CHIP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1996**
+16.78%                             +23.70%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              31.5%
Semiconductor, Electronic Component Manufacturing   9.7%
Pharmaceutical and Medicine Manufacturing           9.4%
Cash Equivalents/Receivables                        8.4%
Computer and Peripheral Equipment Manufacturing     8.0%
Communications Equipment Manufacturing              6.8%
Other Telecommunications                            6.1%
Software Publishers                                 5.4%
Other Miscellaneous Manufacturing                   4.7%
Depository Credit - Banking                         4.1%
Motion Picture and Video Industries                 3.0%
Securities and Commodity Contracts and Brokerage    2.9%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                    4.7%
 2.  Cisco Systems, Inc.                                     4.1%
 3.  Pfizer, Inc. (with rights)                              3.9%
 4.  Nortel Networks Corp.                                   2.9%
 5.  Oracle Corp.                                            2.8%
 6.  Intel Corp.                                             2.7%
 7.  Microsoft Corp.                                         2.6%
 8.  Tyco International Ltd.                                 2.4%
 9.  Sun Microsystems, Inc.                                  2.1%
10.  Morgan Stanley Dean Witter & Co.                        2.1%

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES II
(SUBADVISED BY AIM)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT LONG-TERM GROWTH OF CAPITAL WITH INCOME AS A SECONDARY OBJECTIVE BY INVESTING IN COMMON STOCKS OF BLUE CHIP COMPANIES.

A variety of factors combined during the second quarter to shake investor confidence and contribute to market volatility. Volatility was most pronounced among high-flying technology stocks that saw their values decline sharply in March and April and that traded within a relatively narrow range in May. Some investors traded their high-tech holdings for more value-oriented stocks that seemed to offer greater safety; others moved to cash as they waited to see whether or not the Federal Reserve Board (the Fed) would continue its year-long series of interest rate increases. In May, the Fed raised the federal funds rate to 6.5%, its highest level in nine years. Since June 1999, the Fed has increased interest rates six times for a total of 150 basis points (1.50%) in a pre-emptive effort to keep inflation in check.

FUND OVERVIEW

Since inception on May 1, 2000, the Fortis Blue Chip Stock Series II returned 0.08% while its benchmark index, the S & P 500 Index, returned 0.27%. The portfolio continued to be dominated by well-established, industry-leading domestic large-cap technology companies. In addition, the fund continued to hold stocks of health care, financial, broadcasting, retail and other companies. While short-term volatility hurt the fund's performance during the second quarter, we maintained our long-term strategy -- focusing on the stocks of well-established, industry-leading companies with excellent earnings growth prospects.

OUTLOOK

There are signs that Fed rate hikes are beginning to slow the economy, possibly preventing the need for additional increases. Housing starts, new home sales, new construction spending, retail sales, durable goods orders and business sales have declined in recent months. Consumer and wholesale prices have remained unchanged or have increased only slightly in recent months, and the nation's jobless rate inched up in May. A continuing tight labor market and increasing oil prices continue to concern the Fed, however, and could prompt one or two additional rate increases.

Uncertainty over the Fed's future actions could perpetuate the volatility that has characterized the markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investments.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          BLUE CHIP STOCK
        S&P 500 INDEX***     SERIES II
5/1/00           $10,000          $10,000
00               $10,027          $10,008

BLUE CHIP STOCK SERIES II TOTAL RETURN* SINCE MAY 1, 2000** +0.08%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                         23.2%
United Kingdom                22.8%
France                        13.5%
Germany                        8.4%
Netherlands                    6.8%
Other                          5.7%
Switzerland                    4.2%
Cash Equivalents/Receivables   3.8%
Spain                          3.0%
Sweden                         3.0%
Singapore                      2.9%
Italy                          2.7%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nisson Motor Co. Ltd. (Japan)                           2.9%
 2.  Alcatel (France)                                        2.7%
 3.  TDK Corp. (Japan)                                       2.4%
 4.  Aventis S.A. (France)                                   2.2%
 5.  Total Fina Elf (France)                                 2.2%
 6.  Sony Corp. (Japan)                                      2.1%
 7.  Bayerische Hypo- und Vereinsbank AG (Germany)           2.0%
 8.  Canon, Inc. (Japan)                                     1.8%
 9.  Broken Hill Proprietary Co. Ltd. (Australia)            1.8%
10.  Allianz AG (Germany)                                    1.8%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                      ELIMINATIONS:
Akzo Nobel N.V.                 Asahi Breweries Ltd.
Bayerische Hypo- und            British American Tobacco plc
 Vereinsbank AG                 DaimlerChrysler AG
British Telecommunications plc  Granada Group plc
Fujitsu Ltd.                    Japan Tobacco, Inc.
Getronics N.V.                  Metro AG
Investor AB Class B             National Westminster Bank plc
National Grid Group plc         Nintendo Co. Ltd.
Sakura Bank Ltd.                Royal & Sun Alliance Insurance
Sumitomo Electric Industries     Group plc
 Ltd.                           Unilever plc
Vodafone AirTouch plc

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON VALUE STOCKS OUTSIDE OF THE UNITED STATES.

The future of international markets in the new millennium appeared bright as global equity markets ended the 20th century on an upswing. Investing in companies outside the U.S. finally paid off in 1999 -- international equities outperformed the S&P 500 for the first time since 1994.

However, the last six months has been volatile for equity markets around the world. The International Stock Series has been effected by the monetary policy tightening decision from the European Central Bank. Additionally, concerns over global economic growth triggered the correction in the most highly valued technology, media and telecom stocks. The portfolio with a return of -3.80% outperformed the MSCI EAFE Index return of -3.95% for the six month period ended June 30, 2000, as global equity markets experienced a dramatic rotation into value after an extended period of growth dominance.

The portfolio did not undergo any significant changes over the last six months. The investment philosophy remains based on value creation through bottom-up stock selection. This style enables Lazard to add value by evaluating companies the same way managements measure their own performance, by focusing on financial productivity and the long-term sustainability of returns.

Lazard's investment team continues to find value opportunities in the international arena. Several strategic purchases have been made over the last six months including Fujitsu (Japan). At the time of purchase, the stock traded at a discount to the sum of the parts, which includes the largest internet service provider in Japan, yet we believe it is a financially productive company with solid fundamentals. Bayerische Hypo Vereinsbank (Germany), the leading retail banking network in Germany, was also added to the portfolio during the first quarter of 2000. Other purchases included Portugal Telecom (Portugal) and National Grid (U.K.).

Sales over the last year included Allied Zurich (U.K.), Telecom Italia (Italy) and Argentariam (Spain) . Additionally, British American Tobacco (U.K.) was sold despite its compelling valuation, as concerns over U.S. litigation and the possible tightening of EU tobacco rules looms. National Westminster (U.K.) was also removed from the portfolio when it reached its target valuation.

Lazard continues to seek out relative value opportunities among traditional companies whose competitive position and strategic vision will enable them to excel as we transition to the new economy. In addition, we will seek to take advantage of the weakness in telecommunication, media and technology stocks to invest in financially productive companies at attractive prices. The market's shift in focus back to fundamentals should persist since, even in a new economy, a company's true value is a function of the return it is able to generate on shareholder's capital.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INTERNATIONAL
        MSCI EAFE**  STOCK SERIES
1/3/95      $10,000        $10,000
95          $10,276        $10,488
96          $11,676        $12,355
97          $13,213        $14,683
98          $14,057        $17,310
99          $15,171        $17,949
00          $17,817        $20,285

 INTERNATIONAL STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                    SINCE
1 YEAR                         5 YEAR  JANUARY 3, 1995***
+13.01%                       +14.10%             +13.75%

           Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of the stocks of Europe, Australia, and the Far East.
***  Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending              32.6%
Health Care                   12.9%
Finance                       10.9%
Basic Industry                10.7%
Consumer Cyclical             10.3%
Energy & Related               9.4%
Utilities                      8.3%
Consumer Staples               2.7%
Cash Equivalents/Receivables   1.3%
Metal & Mining                 0.6%
Transportation                 0.3%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  IVAX Corp.                                              2.3%
 2.  Intuit, Inc.                                            1.4%
 3.  Dollar Tree Stores, Inc.                                1.4%
 4.  Dynegy, Inc. Class A                                    1.3%
 5.  MedImmune, Inc.                                         1.1%
 6.  NVIDIA Corp.                                            1.1%
 7.  BJ Services Co.                                         1.1%
 8.  Quanta Services, Inc.                                   1.1%
 9.  Chiron Corp.                                            1.1%
10.  Sanmina Corp.                                           1.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                      ELIMINATIONS:
BJ Services Co.                 Altera Corp.
CIENA Corp.                     Biogen, Inc.
Dynegy, Inc. Class A            Check Point Software
ENSCO International, Inc.        Technologies Ltd.
Intuit, Inc.                    Linear Technology Corp.
IVAX Corp.                      Maxim Integrated
Microchip Technology, Inc.       Products, Inc.
Noble Drilling Corp.            Redback Networks, Inc.
NVIDIA Corp.                    Sabre Group Holdings, Inc.
Quanta Services, Inc.           Transocean Sedco Forex, Inc.
                                VeriSign, Inc.
                                VERITAS Software Corp.

FORTIS SERIES FUND: MID CAP STOCK SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WISH TO INVEST IN MID CAPITALIZATION COMPANIES THAT HAVE EXCELLENT POTENTIAL GROWTH CHARACTERISTICS BUT ARE REASONABLY PRICED.

For the six months ended June 30, 2000, this portfolio had a return of 7.11%. In contrast, the S&P MidCap 400, the portfolio benchmark, produced a return of 8.98% for the same period. Most of the underperformance versus the S&P MidCap 400 occurred during the first quarter. During the first two months of 2000, we saw a continuation of the pattern seen in 1999 of investors focusing on a narrow group of stocks with high valuations. Beginning in March, investors began broadening their outlook, and returned to more traditional measures of security valuation. This latter environment has historically been more favorable to both our broadly diversified portfolio construction strategy and our quantitative valuation process, and this was reflected in the second quarter performance.

Midcap stocks provided both strong absolute and relative performance during the six months under review, a reversal of the previous market bias toward large capitalization stocks. For the six months ended June 30, 2000, the S&P MidCap 400 Index had a total return of 8.98%, compared to the S&P 500 Index return of -0.43%, and the S&P SmallCap 600 Index return of 6.89%. This recent trend in middle capitalization performance has been so strong, that for the 12 months ended June 30, 2000, the MidCap Index has outperformed both the S&P 500 and the S&P SmallCap benchmarks.

Some of the individual holdings that positively influenced performance include Waters Corporation (+135.49%), Convergys Corporation (+68.70%), and Allergan (+50.16%). Waters provides equipment used by pharmaceutical companies for new product research, while Convergys manufactures software used primarily by telecommunications companies for billing. Allergan is a pharmaceutical company that provides a wide array of eye-care products. Early in 2000 we also initiated positions in two technology firms whose products facilitate migration of the communications industry from traditional voice and data transmissions to fiber optic transmission. These companies were Ciena Corporation and SDL, Incorporated, and both stocks have more than doubled in value from the initial purchase price. Another holding established in 2000 that contributed positively to performance was Quanta Services. This company provides construction services to the communications and cable industries by literally digging the hole and laying the cable or fiber optic equipment used to provide voice, data, and cable services.

We also dealt with a number of portfolio holdings that were members of the S&P MidCap 400 Index that 'graduated' to the S&P 500. Some of these issues include Altera Corporation, Linear Technology, Maxim Integrated Products, Siebel Systems, and Veritas Software. Typically, when changes are announced by S&P, we consider both the impact on the benchmark and the individual stock valuation. In rebalancing this portfolio, we weigh both factors, keeping in mind our goal of building a portfolio that has economic sector, capitalization, and overall risk characteristics similar to the performance benchmark.

As always, we are committed to improving our quantitative valuation process through research on new valuation factors and/or improved statistical techniques. Also, we remain convinced that the middle capitalization sector of the equity market continues to provide a number of dynamic investment opportunities through all sectors of the economy.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        S&P 400 MID CAP
           INDEX ***     MID CAP STOCK SERIES
5/1/98          $10,000               $10,000
98               $9,610                $9,490
99              $11,260               $10,111
00              $13,169               $11,542

    MID CAP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1998**
+ 14.16%                            + 6.85%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         37.0%
Depository Credit - Banking                   12.3%
Other Investment Pools and Funds              11.7%
Insurance Carriers                             6.6%
Computer Systems Design and Related Services   5.6%
Cash Equivalents/Receivables                   4.4%
Oil and Gas Extraction                         4.7%
Residential Building Construction              4.7%
Clothing Stores                                3.7%
Employment Services                            3.5%
Software Publishers                            3.0%
Real Estate Investment Trust (REIT)            2.8%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Old Republic International Corp.                        3.6%
 2.  Plum Creek Timber Co, Inc.                              2.8%
 3.  Federal Signal Corp.                                    2.8%
 4.  AnnTaylor Stores Corp.                                  2.4%
 5.  Interim Services, Inc.                                  2.3%
 6.  Rayonier, Inc.                                          2.3%
 7.  Noble Affiliates, Inc.                                  2.2%
 8.  Key Energy Services, Inc.                               2.2%
 9.  Manor Care, Inc.                                        2.2%
10.  Banknorth Group, Inc.                                   2.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                           ELIMINATIONS:
Abercrombie & Fitch Co. Class A      Evergreen Resources, Inc.
AnnTaylor Stores Corp.               Flowserve Corp.
Briggs & Stratton Corp.              Jostens, Inc.
CNF Transportation, Inc.             Keystone Financial, Inc.
Horace Mann Educators Corp.          Marine Drilling Companies, Inc.
La-Z-Boy Inc.                        Network Equipment Technologies, Inc.
Manor Care, Inc.                     Payless ShoeSource, Inc.
Noble Affiliates, Inc.               Pittway Corp. Class A
RPM, Inc.                            REMEC, Inc.
Transaction Systems Architects,      Sola International, Inc.
 Inc.

FORTIS SERIES FUND: SMALL CAP VALUE SERIES
(SUBADVISED BY BERGER)

THIS PORTFOLIO IS DESIGNED FOR AGRESSIVE INVESTORS WHO WANT TO INVEST IN SMALL COMPANY STOCKS THAT THE PORTFOLIO MANAGERS BELIEVE ARE SIGNIFICANTLY "UNDERVALUED".

For the six-month period ended June 30, 2000, the Fortis Small Cap Value Series remained stable with 3.39% return and the Russell 2000 Index gained 3.06%. Heavy selling in the market on the last day of the quarter in some of our holdings resulted in a 2% hit to the Fund's net asset value. It is worth noting, however, that the Fund regained almost all of the prior day's losses on the very next trading day.

Such large swings in stock prices were not uncommon in the period. As the Federal Reserve Board carried out their campaign to fight inflation, the effects of higher interest rates began to wear on corporate profits as a number of high profile companies pre-announced disappointing earnings. The effects were felt across a broad range of sectors from high-flying technology issues to old economy industrial stocks. The result was a renewed emphasis on valuation that caused the value style of investing to outperform its growth counterpart for the quarter.

The results across sectors in the fund were as mixed as the market in general. Financial and consumer stocks were among the casualties of higher interest rates. Poor performers this period were CCB Financial, Republic Security Financial and Abercrombie and Fitch.

Overall, energy continued to perform well. A significant spike in natural gas prices presented us with the opportunity to reduce our energy exposure as price targets for the companies we own were met. During the period we increased our exposure in Noble Affiliates.

The REIT industry was another group that performed well during the quarter. In addition to providing an 8% annualized dividend yield the stocks appreciated 10% on average. Once again, we used this strength to pare back our exposure.

While we took advantage of the strength in energy and real estate to make opportunistic sales, we were quick to redeploy the cash into groups that we call "fallen growth stocks." New positions were initiated in companies such as Kronos Inc., Micros Systems and Transaction System Architects Inc.

Looking ahead, we continue to believe that the Fund is well positioned to benefit from a renewed focus on valuation. As the Federal Reserve nears the end of their tightening program, we believe that a number of sectors are poised to rebound as the market returns to more normal valuations. Furthermore, it is our belief that the steep discounts in the small cap arena cannot continue and that the inherent value in these companies must be realized. In the last year alone, we have seen over 10% of the fund's holdings either bought out by larger entities or taken private at significant premiums. We believe that so long as these discounts persist, the pace of merger and acquisition activity will continue to pick up. One way or another, we believe the underlying value will be realized.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        RUSSELL 2000***  SMALL CAP VALUE SERIES
5/1/98      10,000               10,000
98                9,491                   9,640
99                9,629                  10,993
2000             11,024                  11,271

   SMALL CAP VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1998**
+ 2.53%                             + 5.68%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 42.6%
Japan                         18.3%
Other                          9.4%
Cash Equivalents/Receivables   7.3%
United Kingdom                 5.2%
Sweden                         2.8%
France                         2.7%
Finland                        2.6%
Netherlands                    2.5%
Spain                          2.5%
Israel                         2.4%
Switzerland                    1.7%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Xilinx, Inc. (US)                                       3.6%
 2.  Vodafone AirTouch plc (United Kingdom)                  3.5%
 3.  PE Corp - PE Biosystems Group (US)                      3.2%
 4.  Cisco Systems, Inc. (US)                                3.0%
 5.  Ericsson (L.M.) Telephone Co. Class B ADR (Sweden)      2.8%
 6.  Nokia Oyj (Finland)                                     2.6%
 7.  Tellabs, Inc. (US)                                      2.6%
 8.  Advantest Corp. (Japan)                                 2.2%
 9.  Trend Micro, Inc. (Japan)                               2.2%
10.  Teva Pharmaceutical Industries Ltd. ADR (Israel)        2.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:.                     ELIMINATIONS:
AT&T Wireless Group             Agile Software Corp.
Aurora Biosciences Corp.        Alcoa, Inc.
Broadcom Corp. Class A          Citrix Systems, Inc.
China Unicom Ltd. ADR           Dixons Group plc
Chubb Corp.(with rights)        East Japan Railway Co.
Cypress Semiconductor Corp.     Hikari Tsushin, Inc.
Hutchison Whampoa Ltd.          MediaOne Group, Inc.
Infineon Technologies AG        Mondadori (Arnoldo) Editore
Nestle S.A.                      S.p.A.
Varian, Inc.                    Orange plc
                                Sykes Enterprises, Inc.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.

During the six-month period ended June 30, 2000, the Global Growth
Series Portfolio had a total return of -2.35%, which compared to a -2.41% return for the Morgan Stanley Capital International World Index. Numerous factors have influenced returns so far in 2000. These include rising global interest rates, weak currencies in Europe and Japan, and highly volatile global equity markets. Returns were strong during the initial two months of 2000, however stock prices peaked in early March for many growth oriented holdings. Investor uncertainty has been focused on the strength of the global economy and the subsequent pressures on inflation, interest rates and equity valuations. This uncertainty caused stock prices to decline during the remainder of the period.

The Global Growth Series may invest in any country including the United States. Our long term goal is to invest in the world's best positioned and best managed growth companies. Our focus over the years has been in high growth segments of the world's economy such as wireless communications, cable television, semiconductor manufacturers, semiconductor capital equipment suppliers, and companies which provide products that enable the build-up of the internet. We have also invested in growth segments such as biotechnology, natural gas suppliers and energy services. At the end of June 2000, the United States represented 42.6% of the portfolio, while Japan represented 18.3%, Europe 24.8%, and other nations 14.3%.

The outlook for the global economy is highly favorable. A synchronized global recovery is currently occurring with strong growth in the United States, Europe, and positive growth in Japan. This has helped the recoveries in the emerging regions of the world. This stronger economic growth is resulting in some inflationary pressures, especially in the United States and Europe. The Federal Reserve Board in the United States and other central banks around the world have responded with an increase in short-term interest rates over the past twelve months in an effort to slow the economy to a more sustainable long term growth rate. The increase in interest rates should result in slower economic activity in the United States and Europe later in the year. The uncertainty regarding the outlook for interest rates and economic growth will likely result in continued volatility in the world's equity markets.

The longer-term outlook for investing in global equities remains favorable. The world's economy is positioned to grow, the world's central banks are making an effort to control inflation, and long term capital spending for new technologies is in place. These factors should focus investors on growth oriented global companies. Our fund historically has specialized in investing in the world's best positioned growth companies and will continue to do so. Although increased volatility is likely for equities, the long term potential remains positive.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MSCI WORLD INDEX***  GLOBAL GROWTH SERIES
05/01/92               10,000                10,000
92                     10,053                 9,967
93                     11,805                11,996
94                     13,076                12,002
95                     14,543                14,808
96                     17,305                19,668
97                     21,252                21,027
98                     24,964                24,289
99                     28,977                25,878
00                     32,609                36,108

    GLOBAL GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                               SINCE
1 YEAR                         5 YEAR  MAY 1, 1992**
+39.53%                       +19.51%        +17.03%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 39.8%
Japan                         13.4%
United Kingdom                11.8%
France                         7.1%
Other                          6.6%
Netherlands                    6.3%
Receivables/Cash Equivalents   3.5%
Sweden                         3.1%
Canada                         3.1%
Singapore                      1.8%
Australia                      1.8%
Finland                        1.7%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Computer Associates International, Inc. (US)            2.3%
 2.  Vodafone AirTouch plc (United Kingdom)                  2.1%
 3.  NTT DoCoMo, Inc. (Japan)                                1.9%
 4.  Hitachi Ltd. (Japan)                                    1.9%
 5.  Baush & Lomb, Inc. (US)                                 1.9%
 6.  Chugai Pharmaceutical Co., Ltd. (Japan)                 1.8%
 7.  Canon, Inc. (Japan)                                     1.8%
 8.  Reliastar Financial Corp. (US)                          1.7%
 9.  ProSieben Media AG (Germany)                            1.7%
10.  Helsingin Puhelin Oyj (Finland)                         1.7%

FORTIS SERIES FUND: GLOBAL EQUITY SERIES
(SUBADVISED BY MASSACHUSETTS FINANCIAL SERVICES)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT CAPITAL APPRECIATION BY INVESTING IN COMMON STOCKS AND EQUITY RELATED SECURITIES OF U.S. AND FOREIGN (INCLUDING EMERGING MARKETS) ISSUERS.

For the two-month period ended June 30, 2000, the series provided a total return of 1.67%. This compares to a 0.78% return for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including those of the United States, Canada, Europe, Australia, New Zealand, and the Far East.

We feel our strategy of relatively broad sector diversification was a major factor in helping us offer competitive performance in a difficult environment. In Asia and Europe, as well as in the United States, we witnessed the same market phenomena: high volatility and rotation between new-economy stocks, or companies seen as being technology rich, and old-economy stocks, that is, companies viewed as being technology poor and as having done business the same way for a long time.

We also took advantage of market volatility to buy shares in what we believed were fundamentally sound companies with depressed stock prices.

A factor that hurt performance, however, was the decline of the euro over the period as the dollar strengthened. Since our results must always be converted back into dollars, any profits we make on European equities are decreased if the euro declines versus the dollar. Conversely, a rising euro would give an extra boost to profits on our European holdings.

Utilities and communications has remained the largest sector in the portfolio. This is actually a byproduct of our style of individual bottom-up stock picking, rather than a top-down decision to overweight a particular sector. Utilities and communications, particularly telecommunications, is simply the area in which we have found the most companies with strong earnings growth prospects at reasonable valuations -- as opposed to some other areas of TMT (technology, media and telecommunications), where we feel valuations have gotten dangerously high.

Although, as we mentioned, these holdings gave up some of their gains late in the period, we still feel very positive about them as a group. Our focus has been largely on wireless carriers and what are called alternative carriers. These are companies that come into a market with new technology, such as all-fiber-optic networks, and are able to undercut the incumbents' prices. Cable & Wireless in the United Kingdom and Time Warner Telecom in the United States are examples of alternative carriers. Major wireless carriers that we hold include NTT Mobile Communications, the largest cellular company in Japan, Sprint PCS in the United States, and Vodafone AirTouch in the United Kingdom.

The portfolio continued to benefit from research conducted firsthand by MFS analysts around the globe. Fast Retailing is a stock that we think exemplifies how our bottom-up Original Research-SM- may uncover new opportunities in difficult markets. With rising unemployment and a weak economy, we would not generally consider Japan to be a great environment in which to invest in a retail company. But Fast Retailing is a chain of unisex casual clothing stores that has broken out of the traditional Japanese retail mold. By cutting out layers of middlemen, it has been able to undercut department store prices by as much as 50% to 60%. However, until recently, the market's perception seemed to be that the company's stock was already fully valued.

Our retail analyst in Tokyo had been following the stock for some time when he urged us to invest in the company. The analyst had been visiting Fast Retailing stores and seeing lines of customers stretching around the block. Conversations with store managers confirmed that the company was experiencing phenomenal sales growth. Further research led us to conclude that Fast Retailing's stock was actually underpriced relative to future earnings. Subsequently, the market appears to have arrived at a similar opinion, and our holding has appreciated considerably.

On a cautionary note, looking to the period ahead we feel that valuations in the markets are high, so investors should not expect overall returns to be what they've been in the past. That said, we think the prospects for earnings growth have actually improved over the past year for a majority of the companies in which we're invested. Japan has moved from negative to positive earnings growth. In much of the rest of Asia, we've seen continued and accelerating recovery from the regional financial crisis of 1998. In Europe, our projections of average annual earnings growth have increased from the 8%-10% range a year ago to 12%-15% for 2000, a rate we feel may be sustainable into next year. In the United States, although the market seems somewhat concerned about rising interest rates, we foresee a continued period of high earnings growth.

One factor in our positive outlook is the strong dollar. We talked about this earlier as being, in one respect, a negative for the portfolio. But it is a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, a strong dollar makes imported goods cheaper and therefore more competitive. We also see the establishment of the euro zone as a positive development. We believe it is propelling European companies into a wider marketplace, forcing them to act more competitively and focus more on delivering stock performance for shareholders. Other factors contributing to our outlook for strong global earnings growth include continued deregulation in many foreign marketplaces and industries, as well as ongoing restructuring in Europe and Asia -- trends that echo earlier developments in the United States that contributed strongly to our current economic boom.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MSCI WORLD INDEX***  GLOBAL EQUITY SERIES
05/01/00               10,000                10,000
00                     10,078                10,167

GLOBAL EQUITY SERIES
TOTAL RETURN*
                              SINCE
                      MAY 1, 2000**
                             +1.67%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the perfomance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              26.2%
Semiconductor, Electronic Component Manufacturing  12.3%
Pharmaceutical and Medicine Manufacturing          11.2%
Communications Equipment Manufacturing              9.4%
Nondepository Credit Banking                        7.4%
Computer and Peripheral Equipment Manufacturing     6.9%
Depository Credit - Banking                         5.1%
Other Telecommunications                            5.1%
Software Publishers                                 4.7%
Motion Picture and Video Industries                 4.6%
Industrial Machinery Manufacturing                  4.4%
Cash Equivalents/Receivables                        2.7%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Pfizer, Inc. (with rights)                              6.8%
 2.  Intel Corp.                                             6.0%
 3.  Tyco International Ltd.                                 4.6%
 4.  Nokia Oyj Corp. ADR                                     4.5%
 5.  Cisco Systems, Inc.                                     4.5%
 6.  Applied Materials, Inc.                                 4.4%
 7.  Citigroup, Inc.                                         3.8%
 8.  Dell Computer Corp.                                     3.6%
 9.  Schering-Plough Corp.                                   3.5%
10.  Microsoft Corp.                                         3.4%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                      ELIMINATIONS:
AT&T Wireless Group             Bristol-Myers Squibb Co.
BP Amoco plc ADR                Ford Motor Co.
Corning, Inc                    Gannett Co., Inc.
Disney (Walt) Co.               Gap, Inc.
E-Tek Dynamics, Inc.            Kroger Co.
Micron Technology, Inc.         Masco Corp.
Nortel Networks Corp.           MCI WorldCom, Inc.
Pharmacia Corp.                 Merrill Lynch & Co., Inc.
Viacom, Inc. Class B            Phillip Morris Companies, Inc.
Yahoo!,Inc.                     U.S. Bancorp

FORTIS SERIES FUND: LARGE CAP GROWTH SERIES
(SUBADVISED BY ALLIANCE)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT TO INVEST IN LARGE CAPITALIZATION, FAST GROWING COMPANIES.

PERFORMANCE REVIEW

During the six-month period ended June 30, 2000, the portfolio returned 1.76% and outperformed the S&P 500 Index return of -0.43%. The stock market during this period was characterized by extreme volatility and sector rotation as investor sentiment vacillated between bullish and bearish reactions to company specific earnings reports and incremental economic data regarding growth and inflation. Strong corporate profit growth propelled the market higher through mid-March despite the Federal Reserve's efforts to slow economic growth and dampen the threat of inflation by raising interest rates. However, market sentiment began to change in mid-March as investors pulled money out of technology stocks in favor of beaten-down blue chip stocks. Technology stocks continued to struggle during April and most of May leading the market lower. The technology correction saw the NASDAQ fall just over 20% from its record March high through the end of June. Despite the strong rebound during June led by technology and healthcare, the market ended the first half with a modest loss.

The portfolio outperformed the S&P 500 Index during the first half of the year due to strong stock selection across several industry groups. Technology, which comprised 35%-40% of the portfolio, was among the best performing. Despite the correction early in the second quarter, several of our largest technology holdings gained over 40% during the six-month period. The continued revolution in information technology propelled by the Internet and the proliferation of wireless technologies fueled robust earnings growth for these companies. Pharmaceutical stocks rebounded strongly this year benefiting from investors' rotation into more defensive sectors of the market. Investors were drawn to the stable earnings growth and attractive valuations offered by drug stocks. Pfizer, a top five holding in the portfolio, significantly outperformed during the period on the strength of its stellar growth prospects when combined with its merger partner Warner Lambert. We believe that stock selection accounts for two-thirds of the outperformance, while intra-period trading around the core positions accounts for the remaining one-third of the outperformance.

Despite the fact that financial services stocks struggled during this period as investors' worried that higher interest rates would adversely impact earnings growth and credit quality, two of the portfolio's top holdings, Citigroup and Morgan Stanley Dean Witter, handily outperformed. Within consumer services, broadcasting, cable and entertainment stocks had mixed performance as investors' also worried that higher interest rates would adversely impact advertising spending. Leading retailers generally posted negative returns as investors' concerns that a slowdown in consumer spending would cause a deceleration in earnings growth.

MARKET OUTLOOK

The portfolio remains broadly diversified with technology, communication services, financials, healthcare and broadcasting, cable and entertainment the areas of emphasis. Despite the length of the economic expansion and the Federal Reserve's efforts to slow economic growth, corporate profit growth for most companies remains strong. Furthermore, the correction in technology stocks that saw the NASDAQ fall just over 20% from its record March high through the end of June has had the beneficial effect of deflating the speculative bubble in the stock market. While there is yet no conclusive evidence that the Federal Reserve's attempts to slow economic growth and dampen inflation threats by raising interest rates has been successful, the signs are encouraging. However, until investors' are confident that the Fed has engineered a soft landing, market sentiment is likely to vacillate with the economic data and volatility will continue. We believe that in an environment of solid economic and corporate profit growth with little pricing power, the industry dominant, high growth companies in the portfolio will continue to outperform.

We attempted to construct the portfolio to outperform the S&P 500 Index by focusing on high quality, industry dominant companies, which are growing their earnings on average more than 20%. This compares favorably with the earnings growth of the companies in the S&P 500 taken as a whole, which we believe will be approximately 10%. The fundamental earnings power of the industry dominant companies owned in the portfolio should help generate superior performance. Our investment approach is to hold fairly concentrated positions in the top twenty-five stocks, which typically represent 65-75% of the total market value of the portfolio. We research these companies thoroughly and then trade around these core positions taking advantage of market and individual stock volatility.

We look forward to the challenge of trying to keep the portfolio optimally structured for success based on the marriage of our fundamental analysis and price considerations -- a management creed we have successfully followed for the last two decades.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S&P 500***  LARGE CAP GROWTH SERIES
05/01/98      10,000                   10,000
98            10,227                   10,439
99            12,555                   13,572
2000          13,464                   15,355

  LARGE CAP GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1998**
+ 13.14%                           + 21.90%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              33.0%
Semiconductor, Electronic Component Manufacturing  11.3%
Software Publishers                                 9.7%
Cash Equivalents/Receivables                        8.9%
Pharmaceutical and Medicine Manufacturing           8.0%
Other Telecommunications                            6.2%
Computer and Peripheral Equipment Manufacturing     5.0%
Computer Systems Design and Related Services        4.3%
Communications Equipment Manufacturing              4.2%
Insurance Carriers                                  3.2%
Support Activities for Mining                       3.2%
Other Electrical Equipment and Component            3.0%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                         3.0%
 2.  Cisco Systems, Inc.                                     2.8%
 3.  Nortel Networks Corp.                                   2.6%
 4.  Micron Technology, Inc.                                 2.5%
 5.  Intel Corp.                                             2.4%
 6.  Tyco International Ltd.                                 2.4%
 7.  VeriSign, Inc.                                          2.1%
 8.  Pfizer, Inc. (with rights)                              2.0%
 9.  Corning, Inc.                                           1.8%
10.  AES Corp.                                               1.8%

FORTIS SERIES FUND: INVESTOR GROWTH SERIES
(SUBADVISED BY MASSACHUSETTS FINANCIAL SERVICES)

THIS PORTFOLIO IS DESIGNED TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME RATHER THAN CURRENT INCOME BY INVESTING IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS.

For the two-month period ended June 30, 2000, the series provided a total return of -0.38%, this compares to a 0.27% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock performance.

Over the past six months, we think the likelihood of a slowdown in corporate earnings has risen with the Federal Reserve Board's (the Fed's) increases in interest rates. This has led us to increase the portfolio's diversification into sectors we believe may be less exposed to the economic cycle. Two examples are health care and business services.

We increased our weighting in health care stocks mainly by adding pharmaceutical holdings such as Pharmacia and Warner-Lambert. The portfolio profited handsomely when Warner-Lambert's stock rose on the news of its pending acquisition by Pfizer, which was completed in June, and Pfizer continues to be a significant holding. Short term, we expect there will continue to be a lot of rhetoric out of Washington regarding health care regulation, but in the long term we don't think that will seriously impact what our research indicates are strong earnings outlooks for our pharmaceutical holdings.

Business services companies provide services that enable larger companies to become more efficient by downsizing and outsourcing. Two examples are Computer Sciences, an information technology consulting firm, and Automatic Data Processing, which we feel is the market leader in payroll processing. In addition to their strong growth prospects, we think many business services companies offer relatively predictable, consistent revenues, as much of their work tends to come from long-term contracts.

We continue to have a bullish long-term outlook for the portfolio's technology and telecommunications holdings, although in the short term we feel some of these companies could be sensitive to an economic slowdown. A look at current spending patterns around the world offers a reason for optimism. According to our research, spending on information technology is increasing in every area of the world, and in the United States spending this year is estimated to reach nearly 5% of gross domestic product. By comparison, however, Europe will spend about half of that figure, while Japan and other Asian countries will spend even less. We believe that in the long term these foreign economies will need to dramatically increase their technology spending in order to remain competitive with the United States -- and that a significant portion of that spending may go to companies in our portfolio that are already leaders of the communications and technology revolution, such as Cisco, Nortel, Corning, and Intel.

In describing our overall investment style and strategy, two phrases we often use are "sustainable competitive advantage" and "flexible and opportunistic." What we try to find for the portfolio are good businesses selling at reasonable valuations, and one of our definitions of a good business is one that exhibits a sustainable competitive advantage. Often that's a large market share; we tend to invest in businesses with very few competitors. A patented product is another form of competitive advantage; an example would be a pharmaceutical company with the most effective drug for a certain disease or condition. Lowest cost may be another form of sustainable competitive advantage.

Micron Technology, which is one of our top-10 holdings, offers an example. We believe the company has become a dominant global manufacturer of dynamic random access memory (DRAM) computer chips, which are essential components of computer hard drives, wireless phones, and other devices. According to our research, Micron's market share was about 8% in 1997 and is expected to reach nearly 20% this year; globally, it is one of the two lowest-cost producers. It is also the only DRAM manufacturer that has added significant production capacity since 1996, by acquiring a chip factory from Texas Instruments. Currently, demand for DRAM chips is outstripping supply; we feel this situation could continue for some time and lead to dramatic price increases. So we believe Micron has a sustainable competitive advantage as a result of being one of the lowest-cost producers and having a dominant market share of a product experiencing high demand.

Flexible and opportunistic are really two aspects of the same strategy. As long-term investors, we try to buy stocks we believe we can hold for three years or more. But we also recognize that the investing landscape changes daily and has become increasingly volatile in recent years, due largely to the instantaneous flow of large amounts of information. We try to be flexible and take advantage of the opportunities that the market presents, in part by purchasing stocks we believe have strong growth prospects over the long term but are undervalued over the short term -- perhaps because of some negative announcement or what we believe is a false rumor. Everything continues to be driven by our Original Research-SM-; in many cases our analysts have identified companies we would like to invest in when a drop in their stock price presents us with an opportunity.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S & P 500 INDEX***  INVESTORS GROWTH SERIES
05/01/00             $10,000                  $10,000
2000                 $10,036                   $9,962

INVESTORS GROWTH SERIES TOTAL RETURN* SINCE MAY 1, 2000** -0.38%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                               25.8%
Semiconductor, Electronic Component Manufacturing   15.5%
Pharmaceutical and Medicine Manufacturing           10.1%
Cash Equivalents/Receivables                         8.9%
Software Publishers                                  7.4%
Support Activities for Mining                        7.2%
Communications Equipment Manufacturing               6.6%
Wired Telecommunications Carriers                    5.5%
Radio and Television Broadcasting                    3.9%
Computer Systems Design and Related Services         3.2%
Electric Generation, Transmission and Distribution   3.0%
Other Electrical Equipment and Component             2.9%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Calpine Corp.                                           3.0%
 2.  SDL, Inc.                                               2.5%
 3.  Amdocs Ltd.                                             2.2%
 4.  Redback Networks, Inc.                                  2.0%
 5.  CIENA Corp.                                             1.9%
 6.  MedImmune, Inc.                                         1.9%
 7.  Mercury Interactive Corp.                               1.8%
 8.  Waters Corp.                                            1.8%
 9.  Univision Communications, Inc. Class A                  1.8%
10.  Comverse Technology, Inc.                               1.8%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                        ELIMINATIONS:
Alpharma, Inc.                    Applied Micro Circuits Corp.
Biogen, Inc.                      Emmis Communications Corp. Class A
Dallas Semiconductor Corp.        i2 Technologies, Inc.
Efficient Networks, Inc.          Intertrust Technologies Corp.
EMCORE Corp.                      Mallinckrodt Group, Inc.
Extreme Networks, Inc.            New Era of Networks, Inc. (with rights)
Intersil Holding Corp.            Portal Software, Inc.
Quanta Services, Inc.             QUALCOMM, Inc.
Titan Corp.                       SciQuest.com, Inc.
Virata Corp.                      USWeb Corp.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK TO REWARD POTENTIAL ENTIRELY THROUGH U.S. EXCHANGE LISTED STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT MOVED BEYOND THE VENTURE STAGE.

During the six-month period ended June 30, 2000, the Fortis Growth Stock
Series posted a 14.79% return versus the S&P Mid Cap 400, which posted an 8.98% return. This index is the most relevant comparison for the Growth Fund, as the fund's primary investment focus is mid capitalization stocks, typically those with a market capitalization between $2 billion and $10 billion.

During the period under review the fund's outperformance was attributable to its overweight position in energy stocks as well as selected technology stocks. The fund currently has a slight overweight position in technology, where we continue to find new and innovative companies especially in telecommunications infrastructure. Stocks such as SDL Inc. (+161%), which supplies optical components for telecommunication networks and Ciena (+191%), which develops and manufactures fiber optic telecommunication systems are two stocks we currently favor. Additionally, we see the recent rebound in energy prices as a positive catalyst for many of the mid cap energy stocks. Within energy we favor BJ Services, which is a global oil service company and Nabors Industries, which is engaged in land drilling for oil and gas. We continue to add to our health care weighting favoring specialty pharmaceutical names such as Biovail and King Pharmaceutical and equipment providers for genomic research such as Waters Corp. Lastly, we continue to be underweighted in consumer cyclical and financial services stocks.

Going forward, we expect the recent strong domestic economic growth to moderate slightly as a result of the Federal Reserves recent interest rate hikes. We expect inflation to remain low and interest rates stable. Under these conditions we believe the stock market can move moderately higher from current levels. While the valuation gap between large and mid cap growth stocks has narrowed considerably, we feel that the superior earnings growth potential of mid cap stocks positions them well going forward.

VALUE OF $10,000 INVESTED JULY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S&P 400 INDEX**  GROWTH STOCK SERIES
07/01/90          $10,000              $10,000
91                $10,982              $10,750
92                $12,739              $12,453
93                $15,457              $14,791
94                $15,438              $13,885
95                $18,889              $18,030
96                $22,958              $21,510
97                $28,320              $24,105
98                $36,000              $29,317
99                $42,180              $31,696
2000              $49,332              $53,661

    GROWTH STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                         5 YEAR  10 YEAR
+69.30%                       +24.37%  +18.29%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U. S. stock market.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                              28.4%
Semiconductor, Electronic Component Manufacturing  16.0%
Software Publishers                                 9.1%
Computer Systems Design and Related Services        8.9%
Pharmaceutical and Medicine Manufacturing           8.5%
Communications Equipment Manufacturing              6.8%
Cash Equivalents/Receivables                        6.6%
Other Information Services                          4.6%
Medical Equipment and Supplies Manufacturing        3.1%
Scientific Research and Development Services        2.8%
Health and Personal Care Stores                     2.6%
Radio and Television Broadcasting                   2.6%

TOP 10 HOLDINGS AS OF 6/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Micromuse, Inc.                                         2.4%
 2.  TriQuint Semiconductor, Inc.                            2.0%
 3.  Art Technology Group, Inc.                              2.0%
 4.  Turnstone Systems, Inc.                                 1.9%
 5.  REMEC, Inc.                                             1.9%
 6.  Exar Corp.                                              1.7%
 7.  Plexus Corp.                                            1.7%
 8.  Business Objects S.A. ADR                               1.7%
 9.  Netro Corp.                                             1.7%
10.  PolyMedica Corp.                                        1.6%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/2000

ADDITIONS:                      ELIMINATIONS:
Aeroflex, Inc.                  Applied Micro Circuits Corp.
Applied Films Corp.             Broadbase Software, Inc.
Cytyc Corp.                     Citadel Communications Corp.
Netro Corp.                     CuraGen Corp.
Newport Corp.                   Insight Enterprises, Inc.
Plexus Corp.                    iXL Enterprises, Inc.
REMEC, Inc.                     Open Market, Inc.
Tanox, Inc.                     Ortel Corp.
Turnstone Systems, Inc.         Protein Design Labs, Inc.
WatchGuard Technologies, Inc.   Proxicom, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES

DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS
OR SERVICES.

During the six-month period ended June 30, 2000, the fund significantly outperformed both the Russell 2000 and the Russell 2000 growth indices -- the widely used benchmarks for small capitalization portfolios. The Fund posted a 12.04% return during the period versus a 3.06% return for the Russell 2000 Index and 1.22% for the Russell 2000 Growth Index.

The first half of 2000 was an extremely volatile period for small cap stocks. However, the Russell 2000 outperformed the Russell 1000, which posted a 0.78%, return and the S&P 500, which posted a -0.43% return.

The outperformance of the fund versus its benchmark is attributable to superior stock selection, especially in technology and health care. Orchid Biosciences, a designer, developer and supplier of genetic testing equipment was up 368%, Newport Corp, designer and manufacture of fiber optic testing and measuring equipment was up 496% and Art Technology Group, a designer and developer of internet applications was up 335%. We continue to favor technology stocks especially telecommunications infrastructure companies such as Turnstone Systems and Netro Corp. In healthcare, we favor companies such as Arthrocare Corp, an emerging orthopedic company and Pharmacyclics Inc, a leading biotechnology company. Finally, we expect increased political advertisement spending to be a supportive backdrop for radio broadcasting companies such as Radio One.

Going forward we expect small cap stocks to perform well, given the current attractive relative valuations. We continue to expect moderating economic growth and stable interest rates to support solid earnings growth for small cap stocks. We are confident the fund is positioned to continue to outperform the market going forward.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          RUSSELL 2000***  AGGRESSIVE GROWTH SERIES
05/02/94      10,000                10,000
94                  9,726                     9,133
95                 11,586                    11,352
96                 14,358                    14,722
97                 16,701                    12,960
98                 19,504                    15,815
99                 19,788                    20,197
00                 22,654                    39,523

  AGGRESSIVE GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                               SINCE
1 YEAR                         5 YEAR  MAY 2, 1994**
+95.68%                       +28.34%        +24.98%

                        Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  **  Date shares were first offered to the public.
 *** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

FORTIS SERIES FUND, INC.
FORTIS MONEY MARKET SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

SHORT-TERM INVESTMENTS-99.98%
--------------------------------------------------------------------------------

                                                                                   Standard
   Principal                                                           Maturity    & Poor's
     Amount                                                    Yield     Date       Rating       Value (a)
   ----------                                                  -----   --------   -----------   -----------
               BEVERAGE MANUFACTURING-2.76%
   $2,500,000  Anheuser Busch Co............................   6.74%   09/11/00   A1            $ 2,466,896
                                                                                                -----------
               CAPTIVE AUTO FINANCE -19.48%
   4,400,000   DaimlerChrysler North America Holding........   6.84%   08/24/00   A1              4,355,432
   4,400,000   Ford Motor Credit Co.........................   6.69%   07/13/00   A1              4,389,593
   4,400,000   General Motors Acceptance Corp...............   6.82%   08/14/00   A1              4,363,590
   4,300,000   Toyota Motor Credit Corp. (e)................   6.63%   07/14/00   A1+             4,289,147
                                                                                                -----------
                                                                                                 17,397,762
                                                                                                -----------
               CAPTIVE EQUIPMENT FINANCE-4.57%
   4,100,000   John Deere Capital Corp......................   6.68%   07/24/00   A1              4,082,151
                                                                                                -----------
               COMMERCIAL BANKING-4.65%
   4,200,000   Deutsche Bank................................   6.78%   09/06/00   A1+             4,147,799
                                                                                                -----------
               CONSUMER LENDING-18.41%
   4,400,000   American Express Credit Corp.................   6.69%   07/11/00   A1              4,391,207
   3,700,000   American General Finance Corp................   6.71%   07/07/00   A1              3,695,280
   4,400,000   CIT Group, Inc...............................   6.67%   07/25/00   A1              4,380,017
   4,000,000   Prudential Funding Corp......................   6.67%   08/02/00   A1              3,976,020
                                                                                                -----------
                                                                                                 16,442,524
                                                                                                -----------
               DEPOSITORY CREDIT-BANKING-20.87%
   4,400,000   Banc One Corp................................   6.71%   07/12/00   A1              4,390,379
   3,500,000   First Union National Bank (d)................   6.67%   05/16/01   A+              3,500,000
   4,400,000   Household Finance Corp.......................   6.70%   07/07/00   A1              4,394,396
   1,850,263   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit...............................   6.42%   01/00/00   A1+             1,850,263
   3,000,000   Wells Fargo & Co.............................   6.67%   07/06/00   A1              2,996,740
   1,500,000   Wells Fargo & Co.............................   6.72%   07/05/00   A1              1,498,629
                                                                                                -----------
                                                                                                 18,630,407
                                                                                                -----------
               ELECTRIC GENERATION, TRANSMISSION AND
               DISTRIBUTION-14.85%
   4,400,000   CSW Credit, Inc..............................   6.09%   07/21/00   A1              4,383,240
   4,400,000   Duke Energy Corp.............................   6.67%   07/05/00   A1              4,396,016
   4,500,000   South Carolina Fuel Co.......................   6.68%   07/20/00   A1              4,483,625
                                                                                                -----------
                                                                                                 13,262,881
                                                                                                -----------
               OIL AND GAS EXTRACTION-4.58%
   4,100,000   Texaco, Inc..................................   6.64%   07/17/00   A1              4,087,396
                                                                                                -----------
               SALES FINANCING-4.92%
   4,400,000   General Electric Capital Corp................   6.70%   07/10/00   A1+             4,391,994
                                                                                                -----------
               SECURITIES AND COMMODITY CONTRACTS AND
               BROKERAGE-4.89%
   4,400,000   Morgan Stanley Dean Witter...................   6.73%   08/08/00   A1              4,368,731
                                                                                                -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $89,278,541) (b)...........................                                    $89,278,541
                                                                                                ===========

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Variable Rate Securities; the yield reported is the rate in effect as of June 30, 2000.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be liquid under the guidelines established by the Board of Directors. The aggregate value of this security at June 30, 2000, was $4,289,147, which represents 4.80% of total net assets.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

U.S. GOVERNMENT SECURITIES-101.56%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION -
                0.91%
                NOTES:
   $1,250,000   5.00% 2004...................................   $  1,170,945   $  1,171,159
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -
                45.90%
                MORTGAGE BACKED SECURITIES:
    1,673,335   5.89% 2008...................................      1,477,957      1,535,482
    8,585,374   6.00% 2013-2029..............................      8,464,237      7,974,332
      985,655   6.01% 2009...................................      1,003,366        910,225
    1,901,244   6.20% 2006...................................      1,906,444      1,806,840
      773,406   6.36% 2008...................................        772,400        733,575
   10,592,864   6.50% 2013-2029..............................     10,264,431     10,124,292
    2,523,391   6.52% 2008...................................      2,391,925      2,414,577
    1,285,450   6.63% 2005...................................      1,314,066      1,245,372
   26,706,884   7.00% 2011-2030 (d)..........................     25,693,651     25,782,058
    1,655,803   7.50% 2023...................................      1,703,925      1,633,019
      102,823   8.50% 2017...................................        105,016        104,764
       66,619   9.00% 2020-2021..............................         66,491         68,596
      391,171   9.75% 2020...................................        421,976        412,059
                                                                ------------   ------------
                                                                  55,585,885     54,745,191
                                                                ------------   ------------
                NOTES:
    2,880,000   6.50% 2004...................................      2,827,542      2,824,145
    1,250,000   7.25% 2010...................................      1,255,480      1,260,205
                                                                ------------   ------------
                                                                   4,083,022      4,084,350
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     59,668,907     58,829,541
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                9.06%
                MORTGAGE BACKED SECURITIES:
    4,800,000   7.00% 2030 (d)...............................      4,644,750      4,665,000
    4,787,349   7.50% 2027...................................      4,818,562      4,756,528
      955,467   9.00% 2020...................................      1,000,851        987,107
    1,171,857   9.50% 2018-2021..............................      1,213,355      1,204,914
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................     11,677,518     11,613,549
                                                                ------------   ------------
                OTHER DIRECT FEDERAL OBLIGATIONS - 17.59%
                FEDERAL HOME LOAN BANK:
    7,895,000   7.31% 2004...................................      7,908,668      7,964,200
                                                                ------------   ------------
                TENNESSEE VALLEY AUTHORITY :
   15,000,000   6.375% 2005..................................     14,576,972     14,580,945
                                                                ------------   ------------
                TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......     22,485,640     22,545,145
                                                                ------------   ------------
                U.S. TREASURY SECURITIES - 28.10%
                NOTES:
    3,179,040   3.625% 2008 Inflation-protection (e).........      2,973,868      3,082,677
    1,526,310   4.25% 2010 Inflation-protection (e)..........      1,546,337      1,548,728
    6,500,000   5.00% 2001...................................      6,428,672      6,422,813
    4,790,000   5.50% 2003...................................      4,729,836      4,682,225
    1,500,000   6.125% 2001..................................      1,490,289      1,491,563
                                                                ------------   ------------
                                                                  17,169,002     17,228,006
                                                                ------------   ------------

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
                BONDS:
   $  500,000   6.125% 2029..................................   $    502,025   $    505,312
    2,100,000   8.00% 2021...................................      2,453,498      2,534,437
    4,590,000   8.125% 2021..................................      5,912,626      5,588,325
    2,700,000   8.75% 2017...................................      3,408,100      3,393,562
    5,500,000   10.375% 2012.................................      6,628,907      6,768,438
                                                                ------------   ------------
                                                                  18,905,156     18,790,074
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     36,074,158     36,018,080
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............   $131,077,168   $130,177,474
                                                                ============   ============

SHORT-TERM INVESTMENTS-8.98%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (b)
   ----------                                                  ------------
               CONSUMER LENDING - 4.25%
   $5,447,000  Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.53%......................   $  5,447,000
                                                               ------------
               DEPOSITORY CREDIT-BANKING-4.73%
   6,063,581   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........      6,063,580
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     11,510,580
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $142,587,748) (a)...................   $141,688,054
                                                               ============

 (a) At June 30, 2000, the cost of securities for federal income tax purposes was $142,774,960 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $   599,083
Unrealized depreciation..........................................   (1,685,989)
------------------------------------------------------------------------------
Net unrealized depreciation......................................  $(1,086,906)
------------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The cost of securities purchased on a when-issued basis at June 30, 2000, was $14,318,813.
 (e) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

ASSET BACKED SECURITIES-8.64%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               CAPTIVE AUTO FINANCE-0.03%
   $  24,452   Fifth Third Auto Grantor Trust, 6.70%
                 Ser 1996-B Class B 3-15-2002...............   A             $   24,446    $    24,425
                                                                             -----------   -----------
               CAPTIVE RETAIL FINANCE-0.51%
     500,000   Sears Credit Account Master Trust, 6.40%
                 Ser 1997-1 Class B 7-16-2007...............   A                485,880        487,515
                                                                             -----------   -----------
               COMMERCIAL BANKING-4.30%
   1,400,000   Merrill Lynch Mortgage Investors, Inc., 7.42%
                 Ser 1996-C1 Class B 4-25-2028..............   AA             1,366,044      1,384,894
   1,000,000   Midland Realty Acceptance Corp., 7.73%
                 Variable Rate Ser 1996-C1 Class B
                 8-25-2028..................................   AA             1,009,680      1,001,804
   1,650,000   Mortgage Capital Funding, Inc., 7.90%
                 Ser 1996-MC1 Class B 2-15-2006.............   AA+            1,661,451      1,686,597
                                                                             -----------   -----------
                                                                              4,037,175      4,073,295
                                                                             -----------   -----------
               HOME IMPROVEMENT FINANCE-0.79%
     750,000   Money Store Home Improvement Trust, 7.41%
                 Ser 1997-1 Class M1 5-15-2017..............   AA               752,821        743,610
                                                                             -----------   -----------
               MANUFACTURED HOME FINANCE-1.08%
   1,122,350   Green Tree Financial Corp., 7.20% Ser 1993-4
                 Class B1 1-15-2019.........................   Baa3*          1,114,898      1,026,254
                                                                             -----------   -----------
               MULTI-FAMILY LOANS-1.93%
   1,500,000   DLJ Mortgage Acceptance Corp., 8.80%
                 Multifamily Mtg Pass Thru Certificate
                 Ser 1993-12 Class B1 9-18-2003.............   BBB**          1,473,750      1,499,977
     384,470   Fund America Structured Transactions, L.P.,
                 Collateralized Note, 8.50% Ser 1996-1
                 Class A Principal Only 10-25-2030 (f)
                 (h)........................................   Baa3*            287,657        322,835
                                                                             -----------   -----------
                                                                              1,761,407      1,822,812
                                                                             -----------   -----------
               TOTAL ASSET BACKED SECURITIES................                 $8,176,627    $ 8,177,911
                                                                             ===========   ===========

CORPORATE BONDS-INVESTMENT GRADE-47.69%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               AUTOMOTIVE EQUIPMENT RENTAL AND LEASING-0.49%
   $ 500,000   Ryder System, Inc., 6.60% Note 11-15-2005....   BBB+          $  499,863    $   461,424
                                                                             -----------   -----------
               CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.08%
   1,000,000   Comcast Cable Communications, Inc., 8.50%
                 Note 5-1-2027 (with rights)................   BBB              998,336      1,017,941
                                                                             -----------   -----------
               CAPTIVE AUTO FINANCE -2.09%
   1,000,000   Ford Motor Co., 6.375% Deb 2-1-2029..........   A                928,892        816,214
     750,000   General Motors Acceptance Corp., 6.15% Bond
                 4-5-2007...................................   A                747,786        684,955
     500,000   Toyota Motor Credit, 5.625% Global
                 Note 11-13-2003............................   AAA              499,427        478,065
                                                                             -----------   -----------
                                                                              2,176,105      1,979,234
                                                                             -----------   -----------
               COMMERCIAL BANKING-2.90%
     500,000   Keycorp Capital II, 6.875% Bond 3-17-2029....   BBB              494,752        391,459
   1,356,000   Mellon Financial Co., 6.375% Sub
                 Note 2-15-2010.............................   A              1,261,702      1,222,604
     750,000   National City Corp., 6.875% Sub
                 Note 5-15-2019.............................   A-               748,717        642,994
     500,000   St. Paul Bancorp, Inc., 7.125% Sr
                 Note 2-15-2004.............................   BBB              498,661        484,083
                                                                             -----------   -----------
                                                                              3,003,832      2,741,140
                                                                             -----------   -----------
               CONSUMER LENDING-0.78%
     750,000   CIT Group, Inc., 7.375% Note 3-15-2003.......   A+               749,275        740,206
                                                                             -----------   -----------
               DEPARTMENT STORES-0.70%
     750,000   Federated Department Stores, 6.30%
                 Note 4-1-2009..............................   BBB+             748,149        666,506
                                                                             -----------   -----------
               ELECTRIC GENERATION, TRANSMISSION AND
               DISTRIBUTION-3.26%
     500,000   Duke Capital Corp., 8.00% Sr
                 Note 10-1-2019.............................   A                506,677        503,460
   1,500,000   Empresa Nacional de Electricidad S.A., 7.325%
                 Yankee Bond 2-1-2037.......................   A-             1,500,000      1,335,009
   1,250,000   TXU Electric Capital V, 8.175% Deb
                 1-30-2037..................................   BBB-           1,250,000      1,248,291
                                                                             -----------   -----------
                                                                              3,256,677      3,086,760
                                                                             -----------   -----------
               FOREIGN GOVERNMENTS-2.30%
     500,000   British Columbia (Province of), 6.50% Yankee
                 Bond 1-15-2026.............................   AA-              511,526        442,676
     500,000   Korea (Republic of), 8.875% Global Bond
                 4-15-2008..................................   BBB              524,636        518,125

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
   $1,250,000  Poland (Republic of), 7.125% Yankee
                 Note 7-1-2004..............................   BBB+          $1,245,982    $ 1,215,625
                                                                             -----------   -----------
                                                                              2,282,144      2,176,426
                                                                             -----------   -----------
               FOREIGN GOVERNMENTS-SUPRA-NATIONAL-1.03%
   1,000,000   Corp Andina de Fomento, 7.10% Yankee Bond
                 2-1-2003...................................   A                999,718        976,233
                                                                             -----------   -----------
               GROCERY AND RELATED PRODUCT WHOLESALERS-0.46%
     500,000   Sysco Corp., 6.50% Deb 8-1-2028..............   AA-              498,460        437,520
                                                                             -----------   -----------
               GROCERY STORES-0.51%
     500,000   Fred Meyer, Inc., 7.45% Sub Note 3-1-2008....   BBB-             528,273        478,209
                                                                             -----------   -----------
               INSURANCE CARRIERS-1.75%
   1,250,000   Prudential Insurance Co., 6.375% Sr
                 Note 7-23-2006 (e).........................   A+             1,245,561      1,155,214
     500,000   ReliaStar Financial Corp., 8.00%
                 Note 10-30-2006............................   A                498,338        504,291
                                                                             -----------   -----------
                                                                              1,743,899      1,659,505
                                                                             -----------   -----------
               INTERNATIONAL TRADE FINANCING (FOREIGN
               BANKS)-0.74%
     750,000   Bank Austria AG, 7.25% Sub Note 2-15-2017
                 (f)........................................   AA+              748,698        696,452
                                                                             -----------   -----------
               LUMBER AND OTHER CONSTRUCTION MATERIALS
               WHOLESALER-0.48%
     500,000   Georgia-Pacific Group, 7.75%
                 Note 11-15-2029............................   BBB-             466,899        454,718
                                                                             -----------   -----------
               MANUFACTURING-BASIC CHEMICAL -1.03%
     500,000   Dupont EI de Nemours Co., 6.875%
                 Note 10-15-2009............................   AA-              493,851        486,265
     500,000   Equistar Chemicals, L.P., 8.75% Sr
                 Note 2-15-2009.............................   BBB-             522,921        488,733
                                                                             -----------   -----------
                                                                              1,016,772        974,998
                                                                             -----------   -----------
               MANUFACTURING-COMMUNICATIONS EQUIPMENT -0.70%
     750,000   Lucent Technologies, Inc., 6.45% Deb
                 3-15-2029..................................   A                746,018        662,407
                                                                             -----------   -----------
               MANUFACTURING-MOTOR VEHICLE PARTS -1.05%
   1,000,000   TRW, Inc., 6.45% Note 6-15-2001..............   BBB              999,955        990,729
                                                                             -----------   -----------
               MANUFACTURING-PETROLEUM AND COAL PRODUCTS
               -1.51%
   1,500,000   Tosco Corp., 7.80% Deb 1-1-2027..............   BBB            1,498,377      1,429,197
                                                                             -----------   -----------
               MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
               COMPONENT -0.90%
   1,000,000   Tyco International Group S.A., 6.875% Yankee
                 Bond 1-15-2029.............................   A-               856,393        855,130
                                                                             -----------   -----------
               MANUFACTURING-SOAP, CLEANING COMPOUND, TOILET
               -1.04%
   1,000,000   Procter & Gamble Co., 6.60% Deb 12-15-2004...   AA               998,441        982,621
                                                                             -----------   -----------
               MILLS-PULP, PAPER AND PAPERBOARD -0.52%
     500,000   Fort James Corp., 6.50% Sr Note 9-15-2002....   BBB-             499,705        487,970
                                                                             -----------   -----------
               MOTION PICTURE AND VIDEO INDUSTRIES-2.12%
   1,000,000   News America Holdings, 8.875% Deb
                 4-26-2023..................................   BBB-             993,068      1,024,821
   1,000,000   Westinghouse Electric Corp., 7.875% Deb
                 9-1-2023...................................   BBB+           1,103,300        977,699
                                                                             -----------   -----------
                                                                              2,096,368      2,002,520
                                                                             -----------   -----------
               NATURAL GAS DISTRIBUTION-0.46%
     500,000   Enron Corp., 6.95% Note 7-15-2028............   BBB+             452,046        439,709
                                                                             -----------   -----------
               NAVIGATIONAL, MEASURING AND CONTROL
               INSTRUMENTS-1.38%
     500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-             502,653        472,971
   1,000,000   Raytheon Corp., 6.40% Deb 12-15-2018.........   BBB-             827,656        828,428
                                                                             -----------   -----------
                                                                              1,330,309      1,301,399
                                                                             -----------   -----------
               OIL AND GAS EXTRACTION-1.55%
   1,000,000   Anadarko Petroleum Corp., 8.25% Deb
                 11-15-2001.................................   BBB+           1,021,988      1,014,308
     500,000   Conoco, Inc., 6.95% Sr Note 4-15-2029........   A-               468,951        455,687
                                                                             -----------   -----------
                                                                              1,490,939      1,469,995
                                                                             -----------   -----------
               PIPELINE TRANSPORTATION OF NATURAL GAS-3.10%
   1,500,000   Coastal Corp., 7.42% Note 2-15-2037..........   BBB            1,427,778      1,360,995
     750,000   NGC Corp. Capital Trust, 8.316% Sub Deb
                 6-1-2027...................................   BBB-             750,000        626,994
   1,000,000   Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...   BBB+             985,295        949,584
                                                                             -----------   -----------
                                                                              3,163,073      2,937,573
                                                                             -----------   -----------
               RADIO AND TELEVISION BROADCASTING-0.97%
   1,000,000   Liberty Media Group, Inc., 8.25% Deb
                 2-1-2030...................................   BBB-             992,017        918,263
                                                                             -----------   -----------

--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               SALES FINANCING-0.52%
   $ 500,000   Textron Financial Corp., 7.125%
                 Note 12-9-2004.............................   A-            $  497,720    $   494,985
                                                                             -----------   -----------
               SCHEDULED AIR TRANSPORTATION-1.49%
   1,300,000   Delta Air Lines, 10.50% Pass Thru Certificate
                 4-30-2016..................................   BBB            1,563,533      1,408,277
                                                                             -----------   -----------
               SECURITIES AND COMMODITY CONTRACTS AND
               BROKERAGE-3.54%
   1,500,000   Bear Stearns Capital Trust, 7.00% Variable
                 Rate Note 1-15-2027........................   BBB            1,499,164      1,458,910
     500,000   Donaldson, Lufkin & Jenrette, 6.50%
                 Note 6-1-2008..............................   A-               498,252        449,230
   1,000,000   Lehman Brothers Holdings, 7.875%
                 Note 11-1-2009.............................   A              1,021,190        971,113
     500,000   Paine Webber Group, Inc., 7.625%
                 Note 12-1-2009.............................   BBB+             498,277        472,108
                                                                             -----------   -----------
                                                                              3,516,883      3,351,361
                                                                             -----------   -----------
               SUPPORT ACTIVITIES FOR MINING-0.44%
     500,000   Petroleum Geo-Services ASA, 7.125% Yankee Sr
                 Note 3-30-2028.............................   BBB              498,584        413,646
                                                                             -----------   -----------
               TELECOMMUNICATIONS-OTHER-0.25%
     250,000   Telecomunicaciones de Puerto Rico, 6.65% Sub
                 Note 5-15-2006.............................   BBB              249,920        236,574
                                                                             -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRED-5.08%
   1,000,000   360 Communications ALLTEL Corp., 7.50% Sr
                 Note 3-1-2006..............................   A                998,485        989,842
   2,000,000   GTE Corp., 7.51% Note 4-1-2009...............   A+             1,986,835      1,969,160
     500,000   Sprint Capital Corp., 5.875% Deb 5-1-2004....   BBB+             498,026        471,037
     750,000   US West Capital Funding, Inc., 6.50% Bond
                 11-15-2018.................................   A-               745,875        635,841
     750,000   US West Communications, 7.20%
                 Note 11-1-2004.............................   A                751,485        738,232
                                                                             -----------   -----------
                                                                              4,980,706      4,804,112
                                                                             -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRELESS-1.47%
   1,500,000   Century Telephone Enterprises, Inc., 6.15% Sr
                 Note 1-15-2005.............................   BBB+           1,498,414      1,390,218
                                                                             -----------   -----------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $47,646,501   $45,123,958
                                                                             ===========   ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-21.50%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               CABLE AND OTHER PROGRAM DISTRIBUTION-1.99%
   $ 775,000   Charter Communications Holdings LLC, 9.92% Sr
                 Disc Note 4-1-2011 (Zero coupon through
                 4-1-2004,
                 thereafter 9.92%) (g)......................   B+            $  543,545    $   439,813
     750,000   Mediacom LLC/Capital Corp., 7.875% Sr
                 Note 2-15-2011.............................   B+               740,202        656,250
     500,000   United International Holdings, Inc., 10.75%
                 Sr Disc Note Ser B 2-15-2008 (Zero coupon
                 through 2-15-2003, thereafter 10.75%)
                 (g)........................................   B-               385,364        350,000
     500,000   United Pan-Europe Communications N.V., 11.25%
                 Sr Note 11-1-2009..........................   B                496,455        440,000
                                                                             -----------   -----------
                                                                              2,165,566      1,886,063
                                                                             -----------   -----------
               CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.86%
     750,000   Adelphia Communications Corp., 9.375% Sr
                 Note 11-15-2009............................   B+               744,263        693,750
   1,000,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                 5-15-2016..................................   BB-            1,013,940      1,062,500
                                                                             -----------   -----------
                                                                              1,758,203      1,756,250
                                                                             -----------   -----------
               ELECTRIC GENERATION, TRANSMISSION AND
               DISTRIBUTION-0.52%
     500,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB               502,099        490,000
                                                                             -----------   -----------
               FOREIGN GOVERNMENTS-0.27%
     250,000   Brazil (Republic of), 11.625% Global Bond
                 4-15-2004..................................   B+               248,110        252,500
                                                                             -----------   -----------
               GAMBLING INDUSTRIES-1.44%
     500,000   Isle of Capri Casinos, Inc., 8.75% Sub
                 Note 4-15-2009.............................   B                455,201        462,500
     500,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                 7-15-2013..................................   BB-              431,686        410,000
     250,000   Station Casinos, Inc., 8.875% Sr Sub
                 Note 12-1-2008.............................   B+               234,804        238,125
     250,000   Station Casinos, Inc., 9.875% Sr Sub
                 Note 7-1-2010 (e)..........................   B+               249,015        250,625
                                                                             -----------   -----------
                                                                              1,370,706      1,361,250
                                                                             -----------   -----------
               GENERAL MEDICAL AND SURGICAL HOSPITALS-0.27%
     250,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                 Note 5-15-2009.............................   B-               251,446        255,625
                                                                             -----------   -----------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               INSURANCE CARRIERS-0.55%
   $ 750,000   Conseco, Inc., 8.75% Note 2-9-2004...........   BB-           $  749,616    $   521,250
                                                                             -----------   -----------
               LIMITED-SERVICE EATING PLACES-0.27%
     250,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-              246,921        255,625
                                                                             -----------   -----------
               MANUFACTURING-BASIC CHEMICAL -0.52%
     500,000   Lyondell Chemical Co., 9.875% Sr Secured
                 Note Ser B 5-1-2007........................   BB               500,000        493,750
                                                                             -----------   -----------
               MANUFACTURING-ENGINEERED WOOD PRODUCT -0.26%
     250,000   Doman Industries, 12.00% Note 7-1-2004.......   B+               259,092        250,000
                                                                             -----------   -----------
               MANUFACTURING-INDUSTRIAL MACHINERY -0.10%
     100,000   Better Minerals & Aggregates, 13.00% Sr Sub
                 Note 9-15-2009.............................   B-               100,000         97,750
                                                                             -----------   -----------
               MANUFACTURING-MOTOR VEHICLE PARTS -0.66%
     250,000   Holley Performance Products, 12.25% Sr Sub
                 Note 9-15-2007.............................   B+               241,417        180,000
     500,000   Tenneco Automotive, Inc., 11.625% Sr Sub
                 Note 10-15-2009............................   B+               500,000        445,000
                                                                             -----------   -----------
                                                                                741,417        625,000
                                                                             -----------   -----------
               MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
               COMPONENT -0.54%
     500,000   Fairchild Semiconductor, 10.375% Sr Sub
                 Note 10-1-2007.............................   B                507,669        508,750
                                                                             -----------   -----------
               MEDICAL AND DIAGNOSTIC LABORATORIES-0.11%
     100,000   Unilab Finance Corp., 12.75% Sr Sub
                 Note 10-1-2009.............................   B-                97,377        103,000
                                                                             -----------   -----------
               MILLS-PULP, PAPER AND PAPERBOARD -0.53%
     500,000   Packaging Corp. of America, 9.625% Sr Sub
                 Note 4-1-2009..............................   B+               512,195        496,250
                                                                             -----------   -----------
               OIL AND GAS EXTRACTION-1.33%
     500,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser B
                 7-15-2007..................................   BB-              506,335        497,500
     250,000   Pioneer Natural Resources Co., 9.625% Sr
                 Note 4-1-2010..............................   BB+              249,129        258,157
     500,000   Swift Energy Co., 10.25% Sr Sub
                 Note 8-1-2009..............................   B-               502,947        506,250
                                                                             -----------   -----------
                                                                              1,258,411      1,261,907
                                                                             -----------   -----------
               OTHER INFORMATION SERVICES-0.95%
     250,000   Globix Corp., 12.50% Sr Note 2-1-2010........   B-               251,818        205,000
     750,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   B-               714,453        693,750
                                                                             -----------   -----------
                                                                                966,271        898,750
                                                                             -----------   -----------
               RADIO AND TELEVISION BROADCASTING-1.02%
     250,000   Ackerley Group, Inc., 9.00% Sr Sub Note
                 Ser B 1-15-2009............................   B                232,699        229,375
   1,008,177   Australis Media Ltd. Sr Disc
                 Note 5-15-2003 (Zero coupon through
                 5-15-2000, thereafter
                 15.75%) (withwarrants) (a) (e).............   D                796,220             10
     250,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                 N ote 9-30-2005............................   B                250,000        238,750
     500,000   Spanish Broadcasting System, Inc., 9.625% Sr
                 Sub 11-1-2009..............................   B-               490,889        497,500
                                                                             -----------   -----------
                                                                              1,769,808        965,635
                                                                             -----------   -----------
               STEEL PRODUCT MANUFACTURING FROM PURCHASED
               STEEL-0.25%
     250,000   AK Steel Corp., 9.125% Sr Note 12-15-2006....   BB               249,417        240,000
                                                                             -----------   -----------
               TELECOMMUNICATIONS-OTHER-2.43%
     250,000   Flag Telecom Holding, Ltd., 11.625% Sr
                 Note 3-30-2010.............................   B                242,816        242,500
     500,000   Gobal Crossing Holdings Ltd., 9.50% Sr
                 Note 11-15-2009............................   BB               485,367        482,500
     250,000   Level 3 Communications, Inc., 12.875% Sr Disc
                 Note 3-15-2010 (Zero coupon through
                 3-15-2005, thereafter 12.875%) (e) (g).....   B                138,954        136,875
     750,000   Level 3 Communications, Inc., 9.125% Sr
                 Note 5-1-2008..............................   B                728,272        673,125
     250,000   Metromedia Fiber Network, Inc., 10.00% Sr
                 Note 12-15-2009............................   B+               248,076        246,250
     500,000   Spectrasite Holdings, Inc., 12.875% Sr Disc
                 Note Ser B 3-15-2010 (Zero coupon through
                 3-15-2005, thereafter 12.875%) (g).........   B-               274,065        272,500
     250,000   Williams Communications Group, Inc., 10.875%
                 Sr Note 10-1-2009..........................   B+               248,203        244,375
                                                                             -----------   -----------
                                                                              2,365,753      2,298,125
                                                                             -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRED-3.21%
     500,000   Alaska Communications SY, 9.375% Sr Sub
                 Note 5-15-2009.............................   B+               500,000        461,250
     250,000   Focal Communications Corp., 11.875% Sr
                 Note 1-15-2010 (f).........................   B                244,397        251,250
     500,000   Intermedia Communications, Inc., 8.50% Sr
                 Note Ser B 1-15-2008.......................   B                510,785        460,000
     250,000   Madison River Communications, 13.25% Sr
                 Note 3-1-2010 (f)..........................   CCC+             246,639        225,000
     750,000   NEXTLINK Communications, 10.50% Sr
                 Note 12-1-2009 (f).........................   B                750,000        731,250
     500,000   NEXTLINK Communications, 12.125% Sr Disc
                 Note 12-1-2009 (Zero coupon through
                 12-1-2004, thereafter 12.125%) (f) (g).....   B                298,298        287,500

--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
   $ 750,000   RCN Corp., 10.125% Sr Note 1-15-2010.........   B-            $  750,000    $   624,375
                                                                             -----------   -----------
                                                                              3,300,119      3,040,625
                                                                             -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRELESS-1.91%
     250,000   Dobson Communications, 10.875% Sr
                 Note 7-1-2010 (e)..........................   NR               248,115        251,250
     250,000   Grupo Iusacell S.A. de C.V., 14.25% Sr
                 Note 12-1-2006.............................   B+               260,847        261,250
     500,000   Nextel Communications, Inc., 10.65% Sr Disc
                 Note 9-15-2007 (Zero coupon through
                 9-15-2002, thereafter 10.65%) (g)..........   B                376,274        392,500
     150,000   Omnipoint Corp., 11.625% Sr Note Ser A
                 8-15-2006..................................   CCC+             146,910        162,000
     500,000   PTC International Finance II S.A., 11.25% Sr
                 Sub Note 12-1-2009.........................   B+               492,896        507,500
     350,000   Telecorp PCS, Inc., 11.41% Sr Sub
                 Note 4-15-2009 ( Zero coupon through
                 4-15-2004, thereafter 11.625%) (g).........   NR               231,875        228,375
                                                                             -----------   -----------
                                                                              1,756,917      1,802,875
                                                                             -----------   -----------
               WATER, SEWAGE AND OTHER SYSTEMS-0.51%
     500,000   Azurix Corp., 10.75% Sr Note 2-15-2010 (f)...   BB               501,515        481,250
                                                                             -----------   -----------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                 $22,178,628   $20,342,230
                                                                             ===========   ===========

U.S. GOVERNMENT SECURITIES-15.83%
--------------------------------------------------------------------------------

   Principal                                                                   Market
     Amount                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-7.27%
               MORTGAGE BACKED SECURITIES:
   $ 685,835   6.00% 2013...................................   $  687,628    $   648,785
     270,398   6.30% 2008...................................      270,695        255,636
   2,800,000   6.50% 2014...................................    2,643,147      2,700,474
   2,561,869   7.00% 2029...................................    2,526,156      2,473,351
     809,794   7.50% 2022-2027..............................      835,329        798,652
                                                               -----------   -----------
               TOTAL FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION................................    6,962,955      6,876,898
                                                               -----------   -----------
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION-1.64%
               MORTGAGE BACKED SECURITIES:
   1,028,964   9.00% 2020...................................    1,077,840      1,063,038
     478,539   9.50% 2019...................................      496,824        490,838
                                                               -----------   -----------
               TOTAL GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION................................    1,574,664      1,553,876
                                                               -----------   -----------
               U.S. TREASURY SECURITIES-6.92%
               BONDS:
   1,750,000   5.25% 2029...................................    1,462,833      1,552,579
   1,350,000   6.125% 2029..................................    1,323,875      1,364,344
     150,000   8.00% 2021...................................      175,250        181,031
   2,000,000   8.125% 2021..................................    2,576,512      2,435,000
                                                               -----------   -----------
                                                                5,538,470      5,532,954
                                                               -----------   -----------
               NOTES:
     500,000   6.00% 2009...................................      493,556        495,938
     500,000   6.50% 2010...................................      513,523        517,032
                                                               -----------   -----------
                                                                1,007,079      1,012,970
                                                               -----------   -----------
               TOTAL U.S. TREASURY SECURITIES...............    6,545,549      6,545,924
                                                               -----------   -----------
               TOTAL U.S. GOVERNMENT SECURITIES.............   $15,083,168   $14,976,698
                                                               ===========   ===========

COMMON STOCKS-0.00%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               TELECOMMUNICATIONS-OTHER-0.00%
       1,000   Iridium LLC/Capital Corp. (Warrants) (a)
                 (e)........................................   $   96,501    $        10
                                                               -----------   -----------
               TOTAL LONG-TERM INVESTMENTS..................   $93,181,425   $88,620,807
                                                               ===========   ===========

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

SHORT-TERM INVESTMENTS-4.54%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               CONSUMER LENDING-0.70%
   $ 661,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.50%......................   $   661,000
                                                               -----------
               DEPOSITORY CREDIT-BANKING-3.84%
   3,629,066   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........     3,629,066
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     4,290,066
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $97,471,491) (b)...........................   $92,910,873
                                                               ===========

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $97,511,322 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $    501,261
Unrealized depreciation.....................................    (5,101,710)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (4,600,449)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.09% of total net assets as of June 30, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid securities:

Date Acquired    Shares/Par  Security                                  Cost Basis
-------------    ----------  --------                                  ----------
1997             1,008,177   Australis Media Ltd. due 2003             $  796,220
2000               250,000   Dobson Communications due 2010 - 144A        248,115
1997                 1,000   Irridium LLC/Capital Corp. (Warrants) -
                               144A                                        96,501
2000               250,000   Level 3 Communications, Inc. due 2010 -
                               144A                                       138,954
1998             1,250,000   Prudential Insurance Co. due 2006 - 144A   1,245,561
2000               250,000   Station Casinos, Inc. due 2010 - 144A        249,015

        The aggregate value of these securities at June 30, 2000, was $1,793,984, which represents 1.90% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 2000, was $2,995,537, which represents 3.17% of total net assets.

 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (h) The interest rate disclosed for principal only strips represents the effective yield at June 30, 2000, based upon future cash flows. This investment has been identified by portfolio management as a liquid security. The aggregate value of this security at June 30, 2000, was $322,835, which represents .34% of total net assets.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-51.34%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               ACTIVITIES RELATED TO REAL ESTATE - 0.34%
   $  80,000   ERP Operating L.P., 7.125% Note 10-15-2017...   BBB+          $   69,081    $    67,578
                                                                             -----------   -----------
               CABLE AND OTHER PROGRAM DISTRIBUTION - 1.63%
     150,000   Time Warner, Inc., 9.125% Deb 1-15-2013......   BBB              164,662        162,788
     150,000   Time Warner, Inc., 9.15% Deb 2-1-2023........   BBB              166,687        164,463
                                                                             -----------   -----------
                                                                                331,349        327,251
                                                                             -----------   -----------
               CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
               0.74%
     150,000   Cox Enterprises, Inc., 8.00% Note
                 2-15-2007 (g)..............................   BBB+             150,367        148,668
                                                                             -----------   -----------
               CAPTIVE AUTO FINANCE - 1.47%
     150,000   Ford Motor Credit Co., 7.375% Note
                 10-28-2009.................................   A                146,660        145,128
     150,000   General Motors Acceptance Corp., 7.75% Global
                 Note 1-19-2010.............................   A                150,044        149,114
                                                                             -----------   -----------
                                                                                296,704        294,242
                                                                             -----------   -----------
               COMMERCIAL BANKING - 3.49%
     150,000   Mercantile Bancorp, 7.30% Sub Note
                 6-15-2007..................................   A-               142,649        143,975
     150,000   NCNB Corp., 9.375% Sub Note 9-15-2009........   A                163,787        163,047
     200,000   Republic New York Corp., 9.70% Sub Note
                 2-1-2009...................................   A                220,906        219,056
     200,000   Union Planters Bank, 6.50% 3-15-2008.........   BBB              176,438        175,083
                                                                             -----------   -----------
                                                                                703,780        701,161
                                                                             -----------   -----------
               CONSUMER LENDING - 0.75%
     150,000   Household Finance Corp., 8.00% 5-9-2005......   A                149,870        151,187
                                                                             -----------   -----------
               DEPOSITORY CREDIT-BANKING - 4.13%
     100,000   Banponce Trust I, 8.327% Ser A 2-1-2027......   BBB-              90,291         84,142
     100,000   BB&T Corp., 6.375% Sub Note 6-30-2005........   BBB+              93,038         94,864
     100,000   First Union Corp., 6.55% Sub Deb
                 10-15-2035.................................   A-                94,624         95,192
     100,000   First Union Corp., 7.50% Sub Deb 4-15-2035...   A-                98,779         99,778
     150,000   NBD Bank N.A. Michigan, 8.25% Sub Deb
                 11-1-2024..................................   A                156,158        157,348
     150,000   Regions Financial Corp., 7.75% Sub Note
                 9-15-2024..................................   A-               151,539        150,329
     150,000   Washington Mutual, Inc., 8.25% Sub Note
                 4-1-2010...................................   BBB              145,395        148,003
                                                                             -----------   -----------
                                                                                829,824        829,656
                                                                             -----------   -----------
               ELECTRIC GENERATION, TRANSMISSION AND
               DISTRIBUTION - 3.37%
     160,000   Israel Electric Corp. Ltd., 7.75% Deb
                 12-15-2027 (g).............................   A-               140,485        139,806
     100,000   Israel Electric Corp. Ltd., 7.75% Sr Secured
                 3-1-2009 (f)...............................   A-                97,232         96,772
     200,000   Kincaid Generation LLC, 7.33% Bond
                 6-15-2020 (f)..............................   BBB-             176,177        182,598
     113,415   Niagara Mohawk Power Co., 7.625% Sr Note
                 10-1-2005..................................   BBB-             111,836        111,447
     100,000   Niagara Mohawk Power Co., 7.75% Sr Note
                 10-1-2008..................................   BBB-              96,961         97,458
      50,000   Public Service Company of New Mexico, 7.10%
                 Sr Note 8-1-2005...........................   BBB-              47,307         48,281
                                                                             -----------   -----------
                                                                                669,998        676,362
                                                                             -----------   -----------
               INSURANCE CARRIERS - 1.89%
     200,000   GE Global Insurance, 7.75% Note 6-15-2030....   AA               198,992        197,895
     150,000   John Hancock Global Funding II, 7.90%
                 7-2-2010 (f)...............................   AA+              149,641        151,334
      35,000   Torchmark Corp., 7.875% Note 5-15-2023.......   A                 33,214         30,860
                                                                             -----------   -----------
                                                                                381,847        380,089
                                                                             -----------   -----------
               MANUFACTURING-MOTOR VEHICLE - 0.76%
     150,000   DaimlerChrysler N.A., 8.00% Global Note
                 6-15-2010..................................   A+               150,974        152,585
                                                                             -----------   -----------
               MANUFACTURING-PETROLEUM AND COAL PRODUCTS -
               1.30%
     120,000   Amerada Hess Corp., 7.875% Bond 10-1-2029....   BBB              108,738        117,759
     150,000   Tosco Corp., 7.80% Deb 1-1-2027..............   BBB              145,493        142,919
                                                                             -----------   -----------
                                                                                254,231        260,678
                                                                             -----------   -----------
               MOTION PICTURE AND VIDEO INDUSTRIES - 1.80%
     200,000   News America Holdings, Inc., 8.45% Note
                 8-1-2034...................................   BBB-             204,653        202,030
     150,000   News America Holdings, Inc., 9.25% Sr Deb
                 2-1-2013...................................   BBB-             161,489        159,143
                                                                             -----------   -----------
                                                                                366,142        361,173
                                                                             -----------   -----------

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               NATURAL GAS DISTRIBUTION - 1.38%
   $ 150,000   Enron Corp., 8.375% Medium Term Note
                 5-23-2005..................................   BBB+          $  149,497    $   154,805
     125,000   Sonat, Inc., 7.625% Note 7-15-2011...........   BBB              117,405        122,180
                                                                             -----------   -----------
                                                                                266,902        276,985
                                                                             -----------   -----------
               NONDEPOSITORY CREDIT BANKING - 11.34%
     100,000   Associates Corp., N.A. 6.95% Deb 11-1-2018...   A+                90,620         87,974
     150,000   Associates Corp., N.A. 7.95% Sr Deb
                 2-15-2010..................................   A+               150,847        148,233
     160,000   Countrywide Home Loan, Inc., 6.25% Med Term
                 Note 4-15-2009.............................   A                144,635        139,891
   1,300,000   European Investment Bank, 5.85% Floating Rate
                 Note 11-26-2002............................   AAA            1,295,463      1,295,918
     170,000   General Motors Acceptance Corp., 5.75% Global
                 Note 11-10-2003............................   A                161,338        161,241
     150,000   Heller Financial, Inc., 7.375% Note
                 11-1-2009..................................   A-               144,163        141,158
     150,000   Heller Financial, Inc., 8.00% Global Note
                 6-15-2005..................................   A-               149,630        149,522
     150,000   Sumitomo Bank International Finance, Inc.,
                 8.50% Note 6-15-2009.......................   BBB              153,281        151,650
                                                                             -----------   -----------
                                                                              2,289,977      2,275,587
                                                                             -----------   -----------
               OIL AND GAS EXTRACTION - 2.50%
     200,000   Occidental Petroleum Corp., 9.25% Sr Deb
                 8-1-2019...................................   BBB-             203,812        217,670
     100,000   Statoil, 7.375% Deb 5-1-2016 (f).............   AA-               93,862         95,323
     200,000   Union Pacific Resources, 7.50% Deb
                 10-15-2026.................................   BBB-             173,083        187,895
                                                                             -----------   -----------
                                                                                470,757        500,888
                                                                             -----------   -----------
               OTHER FINANCIAL INVESTMENT ACTIVITIES - 1.38%
     100,000   Citicorp Lease, 8.04% Pass Thru Certificate
                 Ser 1999-1 Class A2 12-15-2019 (f).........   AA-               98,769         99,709
     150,000   Hutchison Delta Finance Corp., 7.00% Conv.
                 11-25-2001.................................   A                170,900        176,250
                                                                             -----------   -----------
                                                                                269,669        275,959
                                                                             -----------   -----------
               OTHER HEAVY CONSTRUCTION - 0.40%
      80,000   Morrison Knudsen Corp., 11.00% Sr Note
                 7-1-2010 (f)...............................                     79,410         79,600
                                                                             -----------   -----------
               PIPELINE TRANSPORTATION OF NATURAL GAS -
               0.89%
     200,000   Dynegy Holdings, Inc., 7.125% Deb
                 5-15-2018..................................   BBB+             178,834        178,989
                                                                             -----------   -----------
               RADIO AND TELEVISION BROADCASTING - 0.93%
      80,000   Liberty Media Group, Inc., 7.875% Bond
                 7-15-2009..................................   BBB-              79,863         77,022
     120,000   Liberty Media Group, Inc., 8.25% Deb
                 2-1-2030...................................   BBB-             112,055        110,192
                                                                             -----------   -----------
                                                                                191,918        187,214
                                                                             -----------   -----------
               RAIL TRANSPORTATION - 0.73%
     150,000   CSX Corp., 7.25% Deb 5-1-2027................   BBB              144,093        146,404
                                                                             -----------   -----------
               SALES FINANCING - 0.96%
     190,000   General Electric Capital Corp., 7.375% Medium
                 Term Note 1-19-2010........................   AAA              185,764        191,792
                                                                             -----------   -----------
               SCHEDULED AIR TRANSPORTATION - 1.02%
     100,000   Delta Air Lines, Inc., 10.375% Deb
                 12-15-2022.................................   BBB-             111,490        109,263
     100,000   Delta Air Lines, Inc., 9.00% Deb 5-15-2016...   BBB-              99,504         95,323
                                                                             -----------   -----------
                                                                                210,994        204,586
                                                                             -----------   -----------
               SECURITIES AND COMMODITY CONTRACTS AND
               BROKERAGE - 2.60%
     200,000   Lehman Brothers Holdings, Inc., 7.375% Sr Sub
                 Note 1-15-2007.............................   A                194,533        191,544
     200,000   Lehman Brothers Holdings, Inc., 8.50% Note
                 8-1-2015...................................   A                203,109        199,308
     100,000   Lehman Brothers Holdings, Inc., 8.80% Sr Note
                 3-1 -2015..................................   A                105,100        105,685
     300,000   Lehman Brothers Holdings, Inc., 9.00% Note
                 2-10-2028 (h)..............................   A                 26,971         24,770
                                                                             -----------   -----------
                                                                                529,713        521,307
                                                                             -----------   -----------
               TELECOMMUNICATIONS-OTHER - 2.31%
     150,000   AT&T Canada, Inc., 7.65% Note 9-15-2006......   BBB              147,580        148,532
      90,000   Deutsche Telekom Finance (US Dollar), 8.00%
                 6-15-2010..................................                     89,691         90,728
     100,000   Qwest Communications International, Inc.,
                 7.50% Sr Note Ser B 11-1-2008..............   BB+               93,798         97,058
     125,000   Worldcom, Inc., 8.00% Note 5-15-2006.........   A-               123,687        126,383
                                                                             -----------   -----------
                                                                                454,756        462,701
                                                                             -----------   -----------
               TELECOMMUNICATIONS-WIRED - 0.90%
     150,000   Bell Atlantic Financial Services, Inc., 4.25%
                 Conv. 9-15-2005............................   A+               233,880        180,937
                                                                             -----------   -----------

--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRELESS - 0.55%
   $ 100,000   Centel Capital Corp., 9.00% Deb 10-15-2019...   BBB+          $  110,689    $   109,963
                                                                             -----------   -----------
               WASTE COLLECTION - 1.78%
     150,000   Waste Management, Inc., 7.10% Note
                 8-1-2026...................................   BBB              139,161        140,978
     150,000   Waste Management, Inc., 7.125% Sr Note
                 10-1-2007..................................   BBB              131,193        134,306
     100,000   Waste Management, Inc., 7.125% Sr Note
                 12-15-2017.................................   BBB               77,891         81,673
                                                                             -----------   -----------
                                                                                348,245        356,957
                                                                             -----------   -----------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $10,319,768   $10,300,499
                                                                             ===========   ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-15.56%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                      Market
   Amount (d)                                                    Rating      Cost (b)(d)   Value (c)(d)
   ----------                                                  -----------   -----------   ------------
               AUTOMOTIVE EQUIPMENT RENTAL AND LEASING -
               0.39%
   $  75,000   Avis Rent A Car, Inc., 11.00% Sr Sub Note
                 5-1-2009...................................   BB-           $   75,294    $    78,188
                                                                             -----------   -----------
               AUTOMOTIVE PARTS, ACCESSORIES AND TIRE STORES
               - 0.22%
      50,000   CSK Auto, Inc., 11.00% 11-1-2006.............   B                 49,513         44,500
                                                                             -----------   -----------
               CABLE AND OTHER PROGRAM DISTRIBUTION - 1.78%
     150,000   British Sky Broadcasting Group plc, 8.20%
                 7-15-2009..................................   Baa3*            148,031        140,695
     100,000   Charter Communications Holdings LLC, 9.92% Sr
                 Disc Note 4-1-2011 (Zero coupon through
                 4-1-2004, thereafter 9.92%) (h)............   B+                58,049         56,750
     100,000   Charter Communications Holdings, LLC/Charter
                 Communications Holdings Capital Corp.,
                 10.25% Sr Note 1-15-2010...................   B+                97,507         96,750
     100,000   NTL Communications Corp., 12.375% Sr Note Ser
                 B 10-1-2008 (Zero coupon through 10-1-2003,
                 thereafter 12.375%) (h)....................   B-                66,613         63,500
                                                                             -----------   -----------
                                                                                370,200        357,695
                                                                             -----------   -----------
               CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
               2.64%
     100,000   Adelphia Communications Corp., 9.375% Sr Note
                 11-15-2009.................................   B+                94,317         92,500
      40,000   Callahan Nordrhein-Westfalen, 14.00% Sr Note
                 7-15-2010 (f)..............................   B-                40,000         40,000
     200,000   CSC Holdings, Inc., 7.875% Deb 2-15-2018.....   BB+              183,687        183,963
     220,000   CSC Holdings, Inc., 7.875% Sr Note
                 12-15-2007.................................   BB+              205,062        213,081
                                                                             -----------   -----------
                                                                                523,066        529,544
                                                                             -----------   -----------
               MANAGEMENT OF COMPANIES AND ENTERPRISES -
               0.27%
     100,000   Knology Holdings, Inc., 15.28% Sr Disc Note
                 10-15-2007 (Zero coupon through 10-15-2002,
                 thereafter 11.875%) (h)....................   NR                63,919         54,000
                                                                             -----------   -----------
               MANUFACTURING-ARCHITECTURAL AND STRUCTURAL
               METALS - 0.25%
      50,000   Dayton Superior Corp., 13.00%
                 6-15-2009 (f)..............................   B-                48,727         49,250
                                                                             -----------   -----------
               MANUFACTURING-BASIC CHEMICAL - 0.42%
     100,000   Texas Petrochemical Corp., 11.125% Sr Sub
                 Note 7-1-2006..............................   B                 85,087         85,000
                                                                             -----------   -----------
               MANUFACTURING-MEDICAL EQUIPMENT AND SUPPLIES
               - 0.48%
      60,000   DJ Orthopedics LLC/CAP, 12.625% 6-15-2009....   B-                56,235         57,000
      40,000   Tekni-Plex, Inc., 12.75% Sr Sub Note
                 6-15-2010 (f)..............................   B-                39,464         40,000
                                                                             -----------   -----------
                                                                                 95,699         97,000
               MANUFACTURING-OTHER CHEMICAL AND PREPARATION
               - 0.36%
      70,000   Polaroid Corp., 11.50% Sr Note 2-15-2006.....   BB-               71,441         72,800
                                                                             -----------   -----------
               MANUFACTURING-PHARMACEUTICAL AND MEDICINE -
               0.51%
     100,000   Warner Chilcott, Inc., 12.625% 2-15-2008.....   B+               102,722        102,625
                                                                             -----------   -----------

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED

--------------------------------------------------------------------------------
                                                                STANDARD
   Principal                                                    & Poor's                     Market
   Amount (d)                                                    Rating      Cost (a)(d)   Value (a)(d)
   ----------                                                  -----------   -----------   ------------
               NONDEPOSITORY CREDIT BANKING - 3.01%
   $ 200,000   Beaver Valley Funding Corp., 9.00% Deb
                 6-1-2017...................................   BB-           $  196,960    $   199,000
     300,000   Capital One Financial Corp., 7.25% Note
                 5-1-2006...................................   Baa3*            283,569        282,156
     150,000   MBNA Capital I, 8.278% Ser A 12-1-2026.......   BB+              138,210        122,652
                                                                             -----------   -----------
                                                                                618,739        603,808
                                                                             -----------   -----------
               OIL AND GAS EXTRACTION - 0.31%
      60,000   Pioneer Natural Resources Co., 9.625% Sr Note
                 4-1-2010...................................   BB+               59,791         61,958
                                                                             -----------   -----------
               OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
               0.30%
      70,000   Excide Corp., 10.00% Sr Note 4-15-2005.......   B+                73,397         60,200
                                                                             -----------   -----------
               PIPELINE TRANSPORTATION OF NATURAL GAS -
               0.42%
     100,000   KN Capital Trust III, 7.63% 4-15-2028........   Baa*              88,874         83,749
                                                                             -----------   -----------
               RADIO AND TELEVISION BROADCASTING - 0.47%
     150,000   Fox Family Worldwide, Inc., 14.45% Sr Disc
                 Note 11-1-2007 (Zero coupon through
                 11-1-2002, thereafter 10.25%) (h)..........   B                 93,752         93,375
                                                                             -----------   -----------
               SCHEDULED AIR TRANSPORTATION - 0.53%
     105,000   Atlas Air, Inc., 10.75% Sr Note 8-1-2005.....   B                106,128        106,706
                                                                             -----------   -----------
               TELECOMMUNICATIONS-OTHER - 0.97%
      30,000   Crown Castle International Corp., 10.75% Sr
                 Note 8-1-2011..............................   B                 30,003         30,413
     100,000   Econophone, Inc., 13.50% Sr Note 7-15-2007...   NR               100,923        103,125
      60,000   Tele1 Europe B.V., 13.00% Sr Note
                 5-15-2009..................................   B-                63,831         60,900
                                                                             -----------   -----------
                                                                                194,757        194,438
                                                                             -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRED - 1.02%
      70,000   Enitel ASA (European Monetary Unit), 12.50%
                 4-15-2010 (f)..............................   B-                67,026         67,689
     100,000   Grapes Communications N.V. (European Monetary
                 Unit), 13.50% 5-15-2010 (f)................   NR                89,220         91,484
      60,000   RSL Communications plc, 12.875%
                 3-1-2010 (f)...............................   B-                58,409         45,000
                                                                             -----------   -----------
                                                                                214,655        204,173
                                                                             -----------   -----------
               TELECOMMUNICATIONS CARRIERS-WIRELESS - 0.54%
     100,000   Airgate PCS, Inc., 13.70% Sub Note
                 10-1-2009 (Zero coupon through 10-1-2004,
                 thereafter 13.50%) (h).....................   CCC               55,592         57,250
     100,000   Alamosa PCS Holdings, Inc., 14.44%
                 2-15-2010 (Zero coupon through 2-15-2005,
                 thereafter 12.875%) (h)                         CCC+            48,871         52,000
                                                                             -----------   -----------
                                                                                104,463        109,250
                                                                             -----------   -----------
               TRAVELER ACCOMMODATION - 0.25%
      50,000   MGM Grand, Inc., 9.75% Sr Sub Note
                 6-1-2007...................................   BB+               49,387         50,875
                                                                             -----------   -----------
               WASTE TREATMENT AND DISPOSAL - 0.42%
     100,000   Allied Waste of North America, 10.00% Ser B
                 8-1-2009...................................   B+                77,524         83,500
                                                                             -----------   -----------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                 $3,167,135    $ 3,122,634
                                                                             ===========   ===========

U.S. GOVERNMENT SECURITIES-29.75%
--------------------------------------------------------------------------------

   Principal                                                                   Market
     Amount                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.93%
               NOTES:
   $ 800,000   6.25% 2002...................................   $  787,745    $   788,002
                                                               -----------   -----------
               OTHER DIRECT FEDERAL OBLIGATIONS - 7.95%
               FEDERAL FARM CREDIT BANK:
     750,000   5.15% 2003...................................      718,652        718,539
                                                               -----------   -----------
               FEDERAL HOME LOAN BANK:
     900,000   6.125% 2003..................................      878,136        877,685
                                                               -----------   -----------
               TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......    1,596,788      1,596,224
                                                               -----------   -----------
               U.S. TREASURY SECURITIES - 17.87%
               NOTES:
   3,500,000   6.50% 2002-2010..............................    3,562,691      3,585,157
                                                               -----------   -----------
               TOTAL U.S. GOVERNMENT SECURITIES.............   $5,947,224    $ 5,969,383
                                                               ===========   ===========

COMMON STOCKS-0.06%
--------------------------------------------------------------------------------

                                                                    Market
  Shares                                            Cost (a)       Value (b)
----------                                        ------------    -----------
              TELECOMMUNICATIONS RESELLERS -
              0.06%
    1,056     Tele1 Europe Holdings AB
                ADR (a).......................    $    25,275     $    12,738
                                                  -----------     -----------
              TOTAL LONG-TERM INVESTMENTS.....    $19,459,402     $19,405,254
                                                  ===========     ===========

SHORT-TERM INVESTMENTS-2.50%
--------------------------------------------------------------------------------

Principal                                                           Market
  Amount                                                           Value (c)
----------                                                        -----------
            DEPOSITORY CREDIT-BANKING - 0.01%
$     777   U.S. Bank N.A. Money Market Variable Rate Time
              Deposit, Current rate -- 6.43%....................  $       777
                                                                  -----------
            INVESTMENT COMPANY - 2.49%
  500,185   First American Institutional Government Fund,
              Current rate -- 6.14%.............................      500,185
                                                                  -----------
            TOTAL SHORT-TERM INVESTMENTS........................      500,962
                                                                  -----------
            TOTAL INVESTMENTS IN SECURITIES (COST:
              $19,960,364)(b)...................................  $19,906,216
                                                                  ===========

 (a) Presently non-income producing.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $19,963,444 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   162,874
Unrealized depreciation.....................................     (220,102)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $   (57,228)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.16% of net assets as of June 30, 2000.
 (e) Cost and market value are stated in U.S. dollars; principal amount is stated in U.S. dollars unless otherwise noted.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par  Security                                       Cost Basis
---------------  ----------  --------                                       ----------
2000               40,000    Callahan Nordrhein-Westfalen due 2010 -
                               144A                                    $             40,000
2000              100,000    Citicorp Lease due 2019 - 144A                          98,769
2000               50,000    Dayton Superior Corp. due 2009 - 144A                   48,727
2000               70,000    Enitel ASA due 2010 - 144A                              67,026
2000              100,000    Grapes Communications N.V. due 2010 -
                               144A                                                  89,220
2000              100,000    Israel Electric Corp. Ltd. due 2009 -
                               144A                                                  97,232
2000              150,000    John Hancock Global Funding II due 2010
                               - 144A                                               149,641
2000              200,000    Kincaid Generation LLC due 2020 - 144A                 176,177
2000               80,000    Morrison Knudsen Corp. due 2010 - 144A                  79,410
2000               60,000    RSL Communications plc due 2010 - 144A                  58,409
2000              100,000    Statoil due 2016 - 144A                                 93,862
2000               40,000    Tekni-Plex, Inc. due 2010 - 144A                        39,464

       The aggregate value of these securities at June 30, 2000, was $1,038,759, which represents 5.18% of total net assets.

 (g) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 2000, was $288,474, which represents 1.44% of total net assets.
 (h) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-92.97
--------------------------------------------------------------------------------

                                                       Standard
 Principal                                             & Poor's                 Market
  Amount                                                Rating    Cost (b)     Value (c)
-----------                                            --------  -----------  -----------
             AMUSEMENT PARKS AND ARCADES-1.35%
$1,250,000   Six Flags, Inc., 11.67% Sr Disc Note
               4-1-2008 (Zero coupon through
               4-1-2003, thereafter 10.00%) (g)......  B-        $  858,532   $   848,437
                                                                 -----------  -----------
             ANIMAL SLAUGHTERING AND PROCESSING-0.25%
   250,000   Fresh Foods, Inc., 10.75% Sr Sub Note
               6-1-2006..............................  B            250,000       155,000
                                                                 -----------  -----------
             CABLE AND OTHER PROGRAM
             DISTRIBUTION-11.39%
 1,250,000   Charter Communications Holdings LLC,
               9.92% Sr Disc Note 4-1-2011 (Zero
               coupon through 4-1-2004,
               thereafter 9.92%).....................  B+           876,676       709,375
   500,000   Galaxy Telecom L.P., 12.375% Sr Sub Note
               10-1-2005.............................  CC           535,894       432,500
   500,000   Mediacom LLC/Capital Corp., 7.875% Sr
               Note 2-15-2011........................  B+           448,701       437,500
   500,000   Mediacom LLC/Capital Corp., 8.50% Sr
               Note Ser B 4-15-2008..................  B+           500,000       460,000
 1,750,000   NTL Communications Corp., 12.375% Sr
               Note 10-1-2008 (Zero coupon through
               10-1-2003, thereafter 12.375%) (g)....  B-         1,197,971     1,111,250
   500,000   Olympus Communications L.P., 10.625% Sr
               Note Ser B 11-15-2006.................  B+           500,000       495,000
 2,000,000   United International Holdings, Inc.,
               12.49% Sr Disc Note Ser B
               2-15-2008 (Zero coupon through
               2-15-2003, thereafter 10.75%).........  B-         1,392,215     1,400,000
 1,750,000   United Pan-Europe Communications N.V.,
               11.25% Sr Note 11-1-2009..............  B          1,737,591     1,540,000
 1,250,000   United Pan-Europe Communications N.V.,
               13.75% Sr Disc Note 2-1-2010 (Zero
               coupon through 2-1-2005, thereafter
               13.75%) (g)...........................  B            682,117       587,500
                                                                 -----------  -----------
                                                                  7,871,165     7,173,125
                                                                 -----------  -----------
             CABLE AND OTHER SUBSCRIPTION
             PROGRAMMING-3.48%
 1,500,000   Adelphia Communications Corp., 9.375% Sr
               Note 11-15-2009.......................  B+         1,488,526     1,387,500
   500,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
               5-15-2016.............................  BB-          532,457       531,250
   500,000   Callahan Nordrhein-Westfalen, 14.00% Sr
               Note 7-15-2010 (e)....................  B-           500,000       500,000
                                                                 -----------  -----------
                                                                  2,520,983     2,418,750
                                                                 -----------  -----------
             ELECTRIC GENERATION, TRANSMISSION AND
             DISTRIBUTION-1.56%
 1,000,000   AES Corp., 9.50% Sr Note 6-1-2009.......  BB           952,732       980,000
                                                                 -----------  -----------
             ELECTRONIC SHOPPING AND MAIL-ORDER
             HOUSES-0.78%
   500,000   Shop at Home, Inc., 11.00% Sr Secured
               Note 4-1-2005.........................  B            500,000       490,000
                                                                 -----------  -----------
             GAMBLING INDUSTRIES-7.24%
 1,500,000   Argosy Gaming Co., 10.75% Sr Sub Note
               6-1-2009..............................  B          1,500,000     1,550,625
 1,000,000   Isle of Capri Casinos, Inc., 8.75% Sub
               Note 4-15-2009........................  B            961,405       925,000
   750,000   Mandalay Resort Group, 7.625% Sr Sub Deb
               7-15-2013.............................  BB-          647,530       615,000
   750,000   Station Casinos, Inc., 8.875% Sr Sub
               Note 12-1-2008........................  B+           704,411       714,375
   750,000   Station Casinos, Inc., 9.875% Sr Sub
               Note 7-1-2010 (e).....................  B+           747,045       751,875
                                                                 -----------  -----------
                                                                  4,560,391     4,556,875
                                                                 -----------  -----------
             GENERAL MEDICAL AND SURGICAL
             HOSPITALS-2.42%
   750,000   Tenet Healthcare Corp., 9.25% Sr Note
               9-1-2010..............................  BB+          757,500       755,625
   750,000   Triad Hospitals Holdings, Inc., 11.00%
               Sr Sub Note 5-15-2009.................  B-           754,339       766,875
                                                                 -----------  -----------
                                                                  1,511,839     1,522,500
                                                                 -----------  -----------
             LIMITED-SERVICE EATING PLACES-1.22%
   750,000   Sbarro, Inc., 11.00% Sr Note
               9-15-2009.............................  BB-          740,764       766,875
                                                                 -----------  -----------
             MANUFACTURING-BASIC CHEMICAL -1.18%
   750,000   Lyondell Chemical Co., 9.875% Sr Secured
               Note Ser B 5-1-2007...................  BB           745,332       740,625
                                                                 -----------  -----------
             MANUFACTURING-ENGINEERED WOOD PRODUCT
             -0.79%
   500,000   Doman Industries, 12.00% Note
               7-1-2004..............................  B+           518,185       500,000
                                                                 -----------  -----------
             MANUFACTURING-INDUSTRIAL MACHINERY
             -0.70%
   450,000   Better Minerals & Aggregates, 13.00% Sr
               Sub Note 9-15-2009....................  B-           450,000       439,875
                                                                 -----------  -----------
             MANUFACTURING-MOTOR VEHICLE PARTS -2.92%
   750,000   Hayes Lemmerz International, Inc., 8.25%
               Sr Sub Note 12-15-2008................  B            750,000       633,750
   750,000   Holley Performance Products, 12.25% Sr
               Sub Note 9-15-2007....................  B+           724,251       540,000

--------------------------------------------------------------------------------

                                                       Standard
 Principal                                             & Poor's                 Market
  Amount                                                Rating    Cost (b)     Value (c)
-----------                                            --------  -----------  -----------
$  750,000   Tenneco Automotive, Inc., 11.625% Sr Sub
               Note 10-15-2009.......................  B+        $  750,000   $   667,500
                                                                 -----------  -----------
                                                                  2,224,251     1,841,250
                                                                 -----------  -----------
             MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
             COMPONENT -2.81%
   750,000   Amkor Technologies, Inc., 10.50% Sr Sub
               Note 5-1-2009.........................  B            756,555       750,938
 1,000,000   Fairchild Semiconductor, 10.375% Sr Sub
               Note 10-1-2007........................  B          1,016,989     1,017,500
                                                                 -----------  -----------
                                                                  1,773,544     1,768,438
                                                                 -----------  -----------
             MANUFACTURING-SOAP, CLEANING COMPOUND,
             TOILET -0.40%
   250,000   Chattem, Inc., 12.75% Sr Sub Note Ser B
               6-15-2004.............................  B-           255,821       252,500
                                                                 -----------  -----------
             MEDICAL AND DIAGNOSTIC
             LABORATORIES-1.23%
   750,000   Unilab Finance Corp., 12.75% Sr Sub Note
               10-1-2009.............................  B-           741,495       772,500
                                                                 -----------  -----------
             MILLS-PULP, PAPER AND PAPERBOARD -1.58%
 1,000,000   Packaging Corp. of America, 9.625% Sr
               Sub Note 4-1-2009.....................  B+         1,000,000       992,500
                                                                 -----------  -----------
             OIL AND GAS EXTRACTION-3.20%
 1,000,000   Ocean Energy, Inc., 8.875% Sr Sub Note
               Ser B 7-15-2007.......................  BB-          992,063       995,000
   500,000   Pioneer Natural Resources Co., 9.625% Sr
               Note 4-1-2010.........................  BB+          498,259       516,315
   500,000   Swift Energy Co., 10.25% Sr Sub Note
               8-1-2009..............................  B-           502,947       506,250
                                                                 -----------  -----------
                                                                  1,993,269     2,017,565
                                                                 -----------  -----------
             OTHER INFORMATION SERVICES-4.42%
 1,000,000   Exodus Communications, Inc., 10.75% Sr
               Note 12-15-2009 (e)...................  B            983,228       965,000
   250,000   Exodus Communications, Inc., 11.625% Sr
               Note 7-15-2010 (e)....................  NR           250,000       250,625
   500,000   Globix Corp., 12.50% Sr Note 2-1-2010...  B-           503,636       410,000
 1,250,000   PSINet, Inc., 11.00% Sr Note 8-1-2009...  B-         1,201,999     1,156,250
                                                                 -----------  -----------
                                                                  2,938,863     2,781,875
                                                                 -----------  -----------
             PRINTING AND RELATED SUPPORT
             ACTIVITIES-2.13%
   500,000   Cadmus Communications Corp., 9.75% Sr
               Sub Note 6-1-2009.....................  B            500,000       485,000
   750,000   Mail-Well I Corp., 8.75% Sr Sub Note Ser
               B 12-15-2008..........................  B+           750,000       630,000
   250,000   Phoenix Color Corp., 10.375% Sr Sub Note
               2-1-2009..............................  B-           250,000       225,000
                                                                 -----------  -----------
                                                                  1,500,000     1,340,000
                                                                 -----------  -----------
             RADIO AND TELEVISION BROADCASTING-5.02%
 1,000,000   Ackerley Group, Inc., 9.00% Sr Sub Note
               Ser B 1-15-2009.......................  B            948,099       917,500
 3,033,461   Australis Media Ltd. Sr Disc Note
               5-15-2003 (Zero coupon through
               5-15-2000, thereafter
               15.75%) (withwarrants) (a)(e).........  D          2,277,149            30
   500,000   Sinclair Broadcast Group, Inc., 10.00%
               Sr Sub Note 9-30-2005.................  B            517,498       477,500
   750,000   Spanish Broadcasting System, Inc.,
               9.625% Sr Sub 11-1-2009...............  B-           750,000       746,250
 1,000,000   Young Broadcasting Corp., 11.75% Sr Sub
               Note 11-15-2004.......................  B          1,061,597     1,017,500
                                                                 -----------  -----------
                                                                  5,554,343     3,158,780
                                                                 -----------  -----------
             STEEL PRODUCT MANUFACTURING FROM
             PURCHASED STEEL-0.76%
   500,000   AK Steel Corp., 9.125% Sr Note
               12-15-2006............................  BB           498,834       480,000
                                                                 -----------  -----------
             SUPPORT ACTIVITIES FOR MINING-1.29%
   750,000   RBF Finance Co., 11.375% Sr Secured Note
               3-15-2009.............................  BB-          750,000       813,750
                                                                 -----------  -----------
             TELECOMMUNICATIONS-OTHER-9.31%
   750,000   Flag Telecom Holding, Ltd., 11.625% Sr
               Note 3-30-2010........................  B            735,631       727,500
 1,000,000   Gobal Crossing Holdings Ltd., 9.50% Sr
               Note 11-15-2009.......................  BB           991,532       965,000
   375,000   IMPSAT Fiber Networks, Inc., 13.75% Sr
               Note 2-15-2005 (e)....................  B            375,000       333,750
 1,000,000   Level 3 Communications, Inc., 12.875% Sr
               Disc Note 3-15-2010 (Zero coupon
               through 3-15-2005, thereafter
               12.875%) (e) (g)......................  B            555,816       547,500
   750,000   Level 3 Communications, Inc., 9.125% Sr
               Note 5-1-2008.........................  B            693,025       673,125
   500,000   Metromedia Fiber Network, Inc., 10.00%
               Sr Note 12-15-2009....................  B+           496,153       492,500
   500,000   Metromedia Fiber Network, Inc., 10.00%
               Sr Note Ser B 11-15-2008..............  B+           500,000       492,500
   500,000   Spectrasite Holdings, Inc., 12.875% Sr
               Disc Note 3-15-2010 (Zero coupon
               through 3-15-2005, thereafter
               12.875%) (e) (g)......................  B-           277,923       272,500

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                       Standard
 Principal                                             & Poor's                 Market
  Amount                                                Rating    Cost (b)     Value (c)
-----------                                            --------  -----------  -----------
$  250,000   Spectrasite Holdings, Inc., 13.05% Sr
               Disc Note 3-15-2010 (Zero coupon
               through 3-15-2005, thereafter
               12.875%) (g)..........................  B-        $  137,032   $   136,250
 1,250,000   Williams Communications Group, Inc.,
               10.875% Sr Note 10-1-2009.............  B+         1,241,014     1,221,875
                                                                 -----------  -----------
                                                                  6,003,126     5,862,500
                                                                 -----------  -----------
             TELECOMMUNICATIONS CARRIERS-WIRED-11.81%
   500,000   Allegiance Telecom, Inc., 12.875% Sr
               Note 5-15-2008........................  NR           545,000       541,250
   750,000   Focal Communications Corp., 11.875% Sr
               Note 1-15-2010 (f)....................  B            740,888       753,750
   500,000   Hyperion Telecommunications, 12.25% Sr
               Note Ser B 9-1-2004...................  BB-          527,877       505,000
   750,000   ICG Communications, Inc., 11.461% Sr
               Disc Note 9-15-2005 (Zero Coupon until
               9-15-2000, thereafter
               13.50%) (e)(g)........................  NR           727,178       725,625
 1,000,000   Intermedia Communications, Inc., 8.50%
               Sr Note Ser B 1-15-2008...............  B            992,675       920,000
   500,000   Intermedia Communications, Inc., 9.03%
               Sr Disc Note Ser B 7-15-2007 (Zero
               coupon through 7-15-2002, thereafter
               11.25%) (g)...........................  B            446,709       392,500
 1,000,000   Madison River Communications, 13.25% Sr
               Note 3-1-2010 (f).....................  CCC+         986,558       900,000
 1,750,000   NEXTLINK Communications, 10.50% Sr Note
               12-1-2009 (f).........................  B          1,750,000     1,706,250
 1,000,000   NEXTLINK Communications, 12.125% Sr Disc
               Note 12-1-2009 (Zero coupon through
               12-1-2004, thereafter
               12.125%) (f) (g)......................  B            596,596       575,000
   500,000   RCN Corp., 10.125% Sr Note 1-15-2010....  B-           500,000       416,250
                                                                 -----------  -----------
                                                                  7,813,481     7,435,625
                                                                 -----------  -----------
             TELECOMMUNICATIONS
             CARRIERS-WIRELESS-9.26%
 1,000,000   Dobson Communications, 10.875% Sr Note
               7-1-2010 (e)..........................  NR           992,460     1,005,000
   750,000   Grupo Iusacell S.A. de C.V., 14.25% Sr
               Note 12-1-2006........................  B+           772,612       783,750
   750,000   Leap Wireless International, Inc.,
               14.50% 4-15-2010 (Zero coupon through
               4-15-2005, thereafter
               14.50%) (e) (g).......................  CCC          385,324       315,000
   750,000   Nextel Communications, Inc., 11.65% Sr
               Disc Note 9-15-2007 (Zero coupon
               through 9-15-2002, thereafter
               10.65%) (g)...........................  B            564,411       588,750
   500,000   Nextel Communications, Inc., 9.375% Sr
               Note 11-15-2009.......................  B            479,375       477,500
   650,000   Omnipoint Corp., 11.625% Sr Note Ser A
               8-15-2006.............................  CCC+         635,009       702,000
 3,000,000   TeleCorp PCS, Inc., 11.625% Sr Sub Note
               4-15-2009 (Zero coupon through
               4-15-2004, thereafter 11.625%) (g)....  NR         1,970,386     1,957,500
                                                                 -----------  -----------
                                                                  5,799,577     5,829,500
                                                                 -----------  -----------
             TRAVELER ACCOMMODATION-1.96%
   250,000   Boca Resorts, Inc., 9.875% Sr Sub Note
               4-15 -2009............................  B-           250,000       234,375
 1,000,000   Park Place Entertainment Corp., 9.375%
               Sr Sub Note 2-15-2007.................  NR           985,106     1,000,000
                                                                 -----------  -----------
                                                                  1,235,106     1,234,375
                                                                 -----------  -----------
             WASTE TREATMENT AND DISPOSAL-0.62%
   375,000   Norcal Waste Systems, Inc., 13.50% Sr
               Note Ser B 11-15-2005.................  BB-          367,789       390,000
                                                                 -----------  -----------
             WATER, SEWAGE AND OTHER SYSTEMS-1.53%
 1,000,000   Azurix Corp., 10.75% Sr Note
               2-15-2010 (f).........................  BB         1,003,030       962,500
                                                                 -----------  -----------
             TOTAL CORPORATE BONDS - NON-INVESTMENT
               GRADE.................................            $62,932,452  $58,525,720
                                                                 ===========  ===========

PREFERRED STOCKS-1.01%
--------------------------------------------------------------------------------

                                                                                Market
  Shares                                                          Cost (b)     Value (c)
-----------                                                      -----------  -----------
             SUPPORT ACTIVITIES FOR MINING-1.01%
   574,000   R&B Falcon Corp., 13.875% Cumm. Preferred
               5-1-2009(Dividend is payable in kind)...........  $  527,810   $   635,634
                                                                 -----------  -----------

COMMON STOCKS AND WARRANTS-0.95%
--------------------------------------------------------------------------------

                                                                      Market
  Shares                                                Cost (b)     Value (c)
-----------                                            -----------  -----------
             COMPUTER SYSTEMS DESIGN AND RELATED
             SERVICES-0.37%
     1,250   Splitrock Service (Warrants) (a) (e)....  $   15,398   $   232,969
                                                       -----------  -----------
             MANUFACTURING-CUT AND SEW APPAREL -0.01%
       250   Hosiery Corp. of America, Inc.
               Class A (a) (e).......................       4,230        10,000
                                                       -----------  -----------
             NEWSPAPER, PERIODICAL, BOOK AND DATABASE
             PUBLISHERS-0.01%
     2,217   Marvel Enterprises, Inc.
               Class A (Warrants) (a)................     149,757         1,317
     3,755   Marvel Enterprises, Inc.
               Class C (Warrants) (a)................     507,310         3,050
                                                       -----------  -----------
                                                          657,067         4,367
                                                       -----------  -----------
             TELECOMMUNICATIONS-OTHER-0.26%
       250   @Track Communications.
               Inc. (Warrants) (a) (e)...............       2,500         2,500
     2,560   Powertel, Inc. (Warrants) (a) (e).......      18,824       159,913
                                                       -----------  -----------
                                                           21,324       162,413
                                                       -----------  -----------
             TELECOMMUNICATIONS
             CARRIERS-WIRELESS-0.10%
     3,300   Clearnet Communications,
               Inc. (Warrants) (a) (e)...............      42,075        61,114
                                                       -----------  -----------
             SUPPORT ACTIVITIES FOR MINING-0.20%
       250   R & B Falcon Corp. (Warrants) (a) (f)...      23,575       125,000
                                                       -----------  -----------
             TOTAL COMMON STOCKS AND WARRANTS........     763,669       595,863
                                                       ===========  ===========
             TOTAL LONG-TERM INVESTMENTS.............  $64,223,931  $59,757,217
                                                       ===========  ===========

SHORT-TERM INVESTMENTS-6.80%
--------------------------------------------------------------------------------

 Principal                                                                       Market
  Amount                                                                        Value (c)
-----------                                                                    -----------
             CONSUMER LENDING-2.62%
$1,651,000   Associates Corp. Master Variable Rate Note, Current
               rate -- 6.50%.................................................  $ 1,651,000
                                                                               -----------
             DEPOSITORY CREDIT-BANKING-2.59%
 1,627,668   U.S. Bank N.A. Money Market Variable Rate Time Deposit, Current
               rate -- 6.43%.................................................    1,627,668
                                                                               -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION-1.59%
 1,000,000   Federal Home Loan Mortgage Corp.................................      999,116
                                                                               -----------
             TOTAL SHORT-TERM INVESTMENTS....................................    4,277,784
                                                                               -----------
             TOTAL INVESTMENTS IN SECURITIES (COST: $68,501,715) (b).........  $64,035,001
                                                                               ===========

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $68,501,715 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  1,085,780
Unrealized depreciation.....................................    (5,552,494)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (4,466,714)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.21% of total net assets as of June 30, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par   Security                                  Cost Basis
---------------  ----------   --------                                  ----------
1998                    250   @Track Communications, Inc. (Warrants) -
                                144A                                    $    2,500
1996-1998         3,033,461   Australis Media Ltd. due 2003              2,277,149
2000                500,000   Callahan Nordrhein-Westfalen due 2010 -
                                144A                                       500,000
1996                  3,300   Clearnet Communications, Inc. (Warrants)
                                - 144A                                      42,075
2000              1,000,000   Dobson Communications due 2010 - 144A        992,460
2000              1,000,000   Exodus Communications, Inc. due 2009 -
                                144A                                       983,228
2000                250,000   Exodus Communications, Inc. due 2010 -
                                144A                                       250,000
1994                250,000   Hosiery Corp. of America, Inc. Class A -
                                144A                                         4,230
2000                375,000   IMPSAT Fiber Networks due 2005 - 144A        375,000
2000                750,000   Leap Wireless International, Inc. due
                                2010 - 144A                                385,324
2000              1,000,000   Level 3 Communications, Inc. due 2010 -
                                144A                                       555,816
1997                  2,560   Powertel, Inc. (Warrants) - 144A              18,824
2000                500,000   Spectrasite Holdings, Inc. due 2010 -
                                144A                                       277,923
1998                  1,250   Splitrock Service (Warrants) - 144A           15,398
2000                750,000   Station Casinos, Inc. due 2010 - 144A        747,045

    The aggregate value of these securities at June 30, 2000, was $5,407,776, which represents 8.59% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2000, was $5,022,500, which represents 7.98% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-57.26%
--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                      Cost (b)      Value (c)
   -----------                                                  -----------   -----------
                AUSTRALIA-1.08%
       97,070   CSR Limited -- MANUFACTURING-OTHER
                  MISCELLANEOUS..............................   $  234,403    $   270,423
       47,674   Westpac Banking Corp Ltd. -- COMMERCIAL
                  BANKING....................................      300,404        344,912
                                                                -----------   -----------
                                                                   534,807        615,335
                                                                -----------   -----------
                BELGIUM-0.35%
        3,320   Delhaize-Le Lion S.A. -- GROCERY STORES......      252,310        199,386
                                                                -----------   -----------
                CANADA-1.23%
        5,130   Potash Corp. of
                  Saskatchewan -- MANUFACTURING-AGRICULTURAL
                  CHEMICAL...................................      324,308        280,441
       14,460   Telus Corp. -- TELECOMMUNICATIONS
                  CARRIERS-WIRED.............................      409,152        385,482
        1,400   Telus Corp., Non Voting
                  Shares -- TELECOMMUNICATIONS
                  CARRIERS-WIRED.............................       39,581         37,274
                                                                -----------   -----------
                                                                   773,041        703,197
                                                                -----------   -----------
                DENMARK-0.29%
        4,860   Danisco A/S -- MANUFACTURING-OTHER FOOD......      212,085        162,990
                                                                -----------   -----------
                FRANCE-4.67%
        4,640   Alcatel -- MANUFACTURING-COMMUNICATIONS
                  EQUIPMENT..................................      214,425        305,571
        8,680   Aventis S.A. -- MANUFACTURING-OTHER CHEMICAL
                  AND PREPARATION............................      424,682        636,113
        2,840   Groupe Danone -- MANUFACTURING-OTHER FOOD....      383,361        378,416
        2,210   LaFarge S.A. -- MANUFACTURING-CEMENT AND
                  CONCRETE PRODUCT...........................      190,267        172,446
        3,830   Michelin (C.G.D.E.)
                  Class B -- MANUFACTURING-RUBBER PRODUCT....      175,271        123,397
        5,660   Pernod Ricard -- MANUFACTURING-BEVERAGE......      382,736        309,263
        4,763   Total Fina Elf -- MANUFACTURING-PETROLEUM AND
                  COAL PRODUCTS..............................      481,649        733,269
                                                                -----------   -----------
                                                                 2,252,391      2,658,475
                                                                -----------   -----------
                GERMANY-2.01%
        9,888   BASF AG -- MANUFACTURING-OTHER CHEMICAL AND
                  PREPARATION................................      390,054        402,842
        8,940   Bayer AG -- MANUFACTURING-BASIC CHEMICAL.....      378,836        343,652
        6,520   E.On AG -- MANUFACTURING-OTHER
                  MISCELLANEOUS..............................      349,549        315,628
        2,100   Volkswagen AG -- MANUFACTURING-MOTOR
                  VEHICLE....................................       81,725         81,126
                                                                -----------   -----------
                                                                 1,200,164      1,143,248
                                                                -----------   -----------
                HONG KONG-0.60%
      105,380   Hong Kong Electric Holdings -- ELECTRIC
                  GENERATION, TRANSMISSION AND
                  DISTRIBUTION...............................      334,076        339,311
                                                                -----------   -----------
                IRELAND-0.92%
       39,022   Bank of Ireland -- DEPOSITORY
                  CREDIT-BANKING.............................      346,819        245,197
       46,793   Green Property plc -- ACTIVITIES RELATED TO
                  REAL ESTATE................................      164,909        275,862
                                                                -----------   -----------
                                                                   511,728        521,059
                                                                -----------   -----------
                ITALY-1.28%
       34,900   ENI S.p.A. -- OIL AND GAS EXTRACTION.........      184,634        202,403
       79,193   Telecom Italia S.p.A. -- TELECOMMUNICATIONS
                  CARRIERS-WIRED.............................      344,205        527,605
                                                                -----------   -----------
                                                                   528,839        730,008
                                                                -----------   -----------
                JAPAN-7.67%
        8,000   Daiichi Pharmaceutical Co.,
                  Ltd. -- MANUFACTURING-PHARMACEUTICAL AND
                  MEDICINE...................................      123,691        203,393
       11,000   Fuji Photo Film -- MANUFACTURING-OTHER
                  MISCELLANEOUS..............................      365,046        451,207
        3,000   Fujitsu Ltd. -- MANUFACTURING-SEMICONDUCTOR,
                  ELECTRONIC COMPONENT.......................       98,750        104,059
       36,000   Hitachi Ltd. -- MANUFACTURING-COMMUNICATIONS
                  EQUIPMENT..................................      357,688        520,580
        8,000   Matsushita
                  Elec -- MANUFACTURING -- COMMUNICATIONS
                  EQUIPMENT..................................      206,457        207,929
       24,000   Mitsubishi Electric Corp. -- OTHER ELECTRICAL
                  EQUIPMENT AND COMPONENT....................      155,920        260,403
       23,000   Mitsui & Co., Ltd. -- MISCELLANEOUS DURABLE
                  GOODS WHOLESALERS..........................      170,294        176,078
           71   Nippon Telegraph and Telephone
                  Corp. -- TELECOMMUNICATIONS
                  CARRIERS-WIRED.............................      638,470        946,174
        5,000   Pioneer Electronic
                  Corp. -- MANUFACTURING-AUDIO AND VIDEO
                  EQUIPMENT..................................       94,818        195,170
        9,000   Sankyo Co.
                  Ltd. -- MANUFACTURING-PHARMACEUTICAL AND
                  MEDICINE...................................      208,828        203,723
       15,000   Sumitomo Bank Ltd. -- DEPOSITORY
                  CREDIT-BANKING.............................      193,635        184,301
       29,000   Sumitomo Marine and Fire -- INSURANCE
                  CARRIERS...................................      176,589        169,112
       82,000   Tokyo Gas Co., Ltd. -- ELECTRIC GENERATION,
                  TRANSMISSION AND DISTRIBUTION..............      183,009        230,953
       25,000   Toppan Printing Co., Ltd. -- PRINTING AND
                  RELATED SUPPORT ACTIVITIES.................      295,173        265,110

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                      Cost (b)      Value (c)
   -----------                                                  -----------   -----------
       22,000   Toshiba Corp. -- MANUFACTURING-SEMICONDUCTOR,
                  ELECTRONIC COMPONENT.......................   $  174,280    $   248,891
                                                                -----------   -----------
                                                                 3,442,648      4,367,083
                                                                -----------   -----------
                NETHERLANDS-2.98%
        4,540   Akzo Nobel N.V. -- MANUFACTURING-BASIC
                  CHEMICAL...................................      193,342        193,665
        5,400   ING Groep N.V. -- INTERNATIONAL TRADE
                  FINANCING (FOREIGN BANKS)..................      211,127        366,491
       13,136   Koninklijke (Royal) Philips Electronics
                  N.V. -- OTHER ELECTRICAL EQUIPMENT AND
                  COMPONENT..................................      255,608        622,053
        8,360   Royal Dutch Petroleum Co. NY
                  Shares -- MANUFACTURING-PETROLEUM AND COAL
                  PRODUCTS...................................      496,298        514,662
                                                                -----------   -----------
                                                                 1,156,375      1,696,871
                                                                -----------   -----------
                PORTUGAL-0.08%
        2,484   Cimpor Cimentos De
                  Portugal -- MANUFACTURING-CEMENT AND
                  CONCRETE PRODUCT...........................       42,763         47,623
                                                                -----------   -----------
                SINGAPORE-0.16%
       14,000   United Overseas Bank Ltd. -- DEPOSITORY
                  CREDIT-BANKING.............................       90,303         91,497
                                                                -----------   -----------
                SPAIN-1.48%
       20,920   Iberdrola S.A. -- ELECTRIC GENERATION,
                  TRANSMISSION AND DISTRIBUTION..............      305,901        270,727
       26,401   Telefonica S.A. (a) -- TELECOMMUNICATIONS
                  RESELLERS..................................      387,000        569,429
                                                                -----------   -----------
                                                                   692,901        840,156
                                                                -----------   -----------
                SWEDEN-0.70%
       52,840   Nordic Baltic Holding AB -- OTHER FINANCIAL
                  INVESTMENT ACTIVITIES......................      258,769        400,622
                                                                -----------   -----------
                SWITZERLAND-3.14%
          145   Compagnie Financiere Richemont
                  AG -- MANUFACTURING-TOBACCO................      205,765        391,903
          217   Holderbank Financiere Glaris
                  AG -- MANUFACTURING-CEMENT AND CONCRETE
                  PRODUCT....................................      193,329        266,896
          329   Nestle S.A. -- MANUFACTURING-OTHER FOOD......      649,015        660,589
          670   Swisscom AG -- TELECOMMUNICATIONS
                  CARRIERS-WIRED.............................      201,664        232,796
        1,590   UBS AG -- INTERNATIONAL TRADE
                  FINANCING (FOREIGN BANKS)..................      196,337        233,694
                                                                -----------   -----------
                                                                 1,446,110      1,785,878
                                                                -----------   -----------
                UNITED KINGDOM-9.94%
      100,900   Allied Domecq
                  plc -- MANUFACTURING-BEVERAGE..............      440,174        536,160
        8,000   AstraZeneca Group
                  plc -- MANUFACTURING-PHARMACEUTICAL AND
                  MEDICINE...................................      346,643        373,751
       22,700   BAA plc -- SCHEDULED AIR TRANSPORTATION......      144,829        180,590
       54,500   BAE SYSTEMS plc -- MANUFACTURING-AEROSPACE
                  PRODUCT AND PARTS..........................      267,182        339,724
       55,203   Blue Circle Industries
                  plc -- MANUFACTURING-CEMENT AND CONCRETE
                  PRODUCT....................................      286,017        357,687
       28,000   British Telecommunications
                  plc -- TELECOMMUNICATIONS CARRIERS-WIRED...      448,072        362,003
       10,608   Burmah Castrol plc -- MANUFACTURING-PETROLEUM
                  AND COAL PRODUCTS..........................      151,068        267,719
       82,200   Cadbury Schweppes
                  plc -- MANUFACTURING-BEVERAGE..............      492,805        540,080
       41,400   Diageo plc -- MANUFACTURING-BEVERAGE.........      293,082        370,725
        9,200   Granada Group plc -- OTHER AMUSEMENT AND
                  RECREATION INDUSTRIES......................       90,157         90,531
       27,100   Great Universal Stores plc -- ELECTRONIC
                  SHOPPING AND MAIL-ORDER HOUSES.............      219,033        169,337
       34,500   Imperial Tobacco Group
                  plc -- MANUFACTURING-TOBACCO...............      266,372        329,829
       52,800   Mathews (Bernard) plc -- ANIMAL SLAUGHTERING
                  AND PROCESSING.............................       81,866        114,305
       32,742   Reckitt Benckiser plc -- MANUFACTURING-SOAP,
                  CLEANING COMPOUND, TOILET..................      367,631        363,829
       54,222   Royal & Sun Alliance Insurance Group
                  plc -- INSURANCE CARRIERS..................      474,394        350,715
       64,041   Sainsbury (J) plc -- GROCERY STORES..........      354,819        289,885
       31,700   Vodafone AirTouch plc -- TELECOMMUNICATIONS
                  CARRIERS-WIRELESS..........................      158,963        128,134
       33,750   WPP Group plc -- ADVERTISING AND RELATED
                  SERVICES...................................      297,264        493,058
                                                                -----------   -----------
                                                                 5,180,371      5,658,062
                                                                -----------   -----------
                UNITED STATES-18.68%
       19,293   Albertson's, Inc. -- GROCERY STORES..........      798,738        641,492
       17,000   Alcoa, Inc. -- ALUMINA AND ALUMINUM
                  PRODUCTION AND PROCESSING..................      520,304        493,000
        2,100   American Home Products
                  Corp. -- MANUFACTURING-PHARMACEUTICAL AND
                  MEDICINE...................................       94,915        123,375
        9,100   BJ's Wholesale Club, Inc. (a) -- OTHER
                  GENERAL MERCHANDISE STORES.................      189,661        300,300
       12,780   Boise Cascade Corp. -- PAPER AND PAPER
                  PRODUCT MERCHANT WHOLESALERS...............      371,345        330,682
        7,800   Borg-Warner Automotive,
                  Inc. -- MANUFACTURING-MOTOR VEHICLE
                  PARTS......................................      290,126        273,975
        3,200   Bristol-Myers Squibb
                  Co. -- MANUFACTURING-PHARMACEUTICAL AND
                  MEDICINE...................................      184,537        186,400
       20,410   Cadiz, Inc. -- LAND SUBDIVISION AND LAND
                  DEVELOPMENT................................      219,681        163,280

--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                      Cost (b)      Value (c)
   -----------                                                  -----------   -----------
       14,582   Chase Manhattan Corp. -- DEPOSITORY
                  CREDIT-BANKING.............................   $  701,026    $   671,683
        9,760   Comsat Corp. -- MANUFACTURING-COMMUNICATIONS
                  EQUIPMENT..................................      252,837        240,950
        2,020   Deere & Co. -- AGRICULTURE, CONSTRUCTION AND
                  MINING MACHINERY...........................       85,400         74,740
        3,750   First Data Corp. -- DATA PROCESSING, HOSTING
                  AND RELATED SERVICES.......................      181,643        186,093
       14,410   Fort James Corp. -- MILLS-PULP, PAPER AND
                  PAPERBOARD.................................      377,532        333,231
        7,920   General Dynamics
                  Corp. -- MANUFACTURING-AEROSPACE PRODUCT
                  AND PARTS..................................      428,433        413,820
       11,600   GenRad, Inc. (a) -- NAVIGATIONAL, MEASURING
                  AND CONTROL INSTRUMENTS....................      169,303        104,400
        6,670   Georgia-Pacific
                  Group -- MANUFACTURING-CONVERTED PAPER
                  PRODUCT....................................      198,060        175,087
        6,940   Goodrich (B.F.)
                  Co. -- MANUFACTURING-AEROSPACE PRODUCT AND
                  PARTS......................................      277,365        236,393
        9,520   GTE Corp. -- TELECOMMUNICATIONS
                  CARRIERS-WIRED.............................      679,274        592,620
        1,770   Honeywell International,
                  Inc. -- MANUFACTURING-AEROSPACE PRODUCT AND
                  PARTS......................................       88,709         59,626
        6,130   Houghton Mifflin Co. -- NEWSPAPER,
                  PERIODICAL, BOOK AND DATABASE PUBLISHERS...      180,496        286,194
        6,970   MBIA, Inc. -- INSURANCE CARRIERS.............      361,810        335,866
       14,060   Mellon Financial Corp. -- DEPOSITORY
                  CREDIT-BANKING.............................      404,634        512,311
        9,500   MetLife, Inc. (a) -- INSURANCE CARRIERS......      135,375        200,093
        9,700   NCR Corp. (a) -- DATA PROCESSING, HOSTING AND
                  RELATED SERVICES...........................      310,049        377,693
        4,460   New York Times Co. Class A -- NEWSPAPER,
                  PERIODICAL, BOOK AND DATABASE PUBLISHERS...      181,248        176,170
        6,211   Pharmacia
                  Corp. -- MANUFACTURING-PHARMACEUTICAL AND
                  MEDICINE...................................      178,081        321,031
       32,480   Philip Morris Companies,
                  Inc. -- MANUFACTURING-TOBACCO..............    1,459,857        862,750
        3,500   Rockwell International
                  Corp. -- MANUFACTURING-OTHER GENERAL
                  PURPOSE MACHINERY..........................      124,710        110,250
       11,770   SBC Communications,
                  Inc. -- TELECOMMUNICATIONS-OTHER...........      510,353        509,052
       12,750   Sears, Roebuck & Co. -- DEPARTMENT STORES....      477,337        415,968
       10,300   Tupperware Corp. -- MANUFACTURING-PLASTICS
                  PRODUCT....................................      269,248        226,600
       11,780   U.S. Bancorp -- DEPOSITORY CREDIT-BANKING....      373,497        226,765
       12,200   Unicom Corp. -- ELECTRIC GENERATION,
                  TRANSMISSION AND DISTRIBUTION..............      460,863        472,032
                                                                -----------   -----------
                                                                11,536,447     10,633,922
                                                                -----------   -----------
                TOTAL COMMON STOCKS..........................   $30,446,128   $32,594,723
                                                                ===========   ===========

PREFERRED STOCKS-0.13%
--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                      Cost (b)      Value (c)
   -----------                                                  -----------   -----------
                GERMANY-0.13%
        3,100   Volkswagen AG
                  Preferred -- MANUFACTURING-MOTOR VEHICLE...   $  149,605    $    73,994
                                                                -----------   -----------

ASSET BACKED SECURITIES-0.15%
--------------------------------------------------------------------------------

                                                        Standard
 Principal                                              & Poor's                 Market
   Amount                                                Rating    Cost (b)     Value (c)
------------                                            --------  -----------  -----------
              UNITED STATES-0.15%
$    80,000   MBNA Master Credit Card Trust, Series
                2000-E Class A, 7.80% 10-15-2012......   AAA      $   79,759   $    82,648
                                                                  -----------  -----------

CORPORATE BONDS-INVESTMENT GRADE-30.92%
--------------------------------------------------------------------------------

                                                         Standard
  Principal                                              & Poor's                  Market
 Amount (f)                                               Rating   Cost (b)(f)  Value (c)(f)
-------------                                            --------  -----------  ------------
               AUSTRALIA-0.17%
$    100,000   Republic of Austria (European Monetary
                 Unit), 5.50% Note 10-20-2007..........   AAA      $   89,435   $    95,955
                                                                   -----------  -----------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                         Standard
  Principal                                              & Poor's                  Market
 Amount (f)                                               Rating   Cost (b)(f)  Value (c)(f)
-------------                                            --------  -----------  ------------
               DENMARK-2.12%
   5,800,000   Kingdom of Denmark (Danish Krone), 7.00%
                 12-15-2004............................   AAA      $  912,888   $   779,384
   3,000,000   Kingdom of Denmark (Danish Krone), 8.00%
                 3-15-2006.............................   AAA         499,203       425,306
                                                                   -----------  -----------
                                                                    1,412,091     1,204,690
                                                                   -----------  -----------
               FRANCE-2.80%
     750,000   Government of France (European Monetary
                 Unit), 5.25% 4-25-2008................   AAA         754,660       717,847
     900,000   Government of France (European Monetary
                 Unit), 5.50% 10-25-2007...............   AAA         926,479       875,029
                                                                   -----------  -----------
                                                                    1,681,139     1,592,876
                                                                   -----------  -----------
               GERMANY-7.33%
   1,250,000   Bundesobligation Deutschland (European
                 Monetary Unit) 5.00% 8-20-2001........   AAA       1,209,326     1,199,746
     600,000   Bundesrepublik Deutschland (European
                 Monetary Unit), 6.50% 10-14-2005......   AAA         749,699       609,649
   1,650,000   Bundesrepublik Deutschland (European
                 Monetary Unit), 6.50% 7-4-2027........   Aaa*      2,098,574     1,783,197
     250,000   Deutsche Ausgleichsbank (European
                 Monetary Unit), 4.00% 7-4-2009........   Aaa*        267,362       210,768
     260,000   Deutsche Ausgleichsbank (US Dollar),
                 5.125% 9-22-2003......................   AAA         259,809       244,089
     150,000   Philip Morris Financial (European
                 Monetary Unit), 4.50% 4-6-2006........   Aaa*        148,159       128,821
                                                                   -----------  -----------
                                                                    4,732,929     4,176,270
                                                                   -----------  -----------
               ITALY-0.78%
  40,000,000   Republic of Italy (Japanese Yen), 5.00%
                 12-15-2004............................    AA         456,508       442,693
                                                                   -----------  -----------
               JAPAN-6.27%
  63,000,000   Int'l Bank Reconstruction &
                 Development (Japanese Yen), 4.75%
                 12-20-2004............................   AAA         629,998       693,562
  56,000,000   Japan Development Bank (Japanese Yen),
                 6.50% 9-20-2001.......................   AAA         567,110       568,561
 260,000,000   Japan JGB #207A (Japanese Yen), 0.90%
                 12-22-2008............................   AAA       2,144,469     2,307,282
                                                                   -----------  -----------
                                                                    3,341,577     3,569,405
                                                                   -----------  -----------
               NETHERLANDS-0.71%
     100,000   ABN AMRO Bank N.V.(European Monetary
                 Unit), 4.625% 5-12-2009...............   AA-          85,275        85,554
     100,000   Deutsche Telekom Finance (US Dollar),
                 8.00% 6-15-2010.......................                99,657       100,808
     150,000   Mannesmann Finance N.V.(European
                 Monetary Unit), 4.75% 5-27-2009.......   BBB+        145,646       125,562
     100,000   SNS Bank Nederland (European Monetary
                 Unit), 6.125% 4-7-2010................    A           96,320        95,241
                                                                   -----------  -----------
                                                                      426,898       407,165
                                                                   -----------  -----------
               SWEDEN-0.66%
   3,200,000   Swedish Government (Swedish Krona),
                 6.00% 2-9-2005........................   AAA         408,876       374,864
                                                                   -----------  -----------
               UNITED KINGDOM-4.19%
     100,000   Abbey National plc (US Dollar), 7.95%
                 10-26-2029............................   AA-          99,628        98,684
     150,000   British American Tobacco plc (European
                 Monetary Unit), 4.875% 2-25-2009......    A          142,361       121,779
     150,000   Burmah Castrol plc (European Monetary
                 Unit), 4.875% 3-31-2009...............    A          147,148       131,735
     130,000   Halifax plc (US Dollar), 6.00%
                 2-26-2008.............................    AA         129,340       120,331
     100,000   Royal Bank of Scotland plc (US Dollar),
                 9.118% 3-31-2049......................    A-         100,000       102,176
     550,000   United Kingdom Treasury (British Pound),
                 8.00% 12-7-2000.......................   AAA         893,190       839,721
     150,000   United Kingdom Treasury (British Pound),
                 8.00% 6-10-2003.......................   AAA         258,726       239,529
     300,000   United Kingdom Treasury (British Pound),
                 8.50% 7-16-2007.......................   AAA         608,835       532,196
     200,000   Vodafone Airtouch plc (US Dollar), 7.75%
                 2-15-2010 (e).........................    A-         198,794       198,290
                                                                   -----------  -----------
                                                                    2,578,022     2,384,441
                                                                   -----------  -----------
               UNITED STATES-5.89%
$    100,000   Abbey National Cap Trust I, 8.96%
                 12-29-2049............................    A+         100,000        99,307
      70,000   Ahold Finance USA, Inc., 6.875%
                 5-1-2029..............................    A-          69,764        58,602
     100,000   Ameritech Capital Funding, 6.25%
                 5-18-2009.............................   AA+          99,259        90,544
     150,000   Associates Corp. NA, 6.00% 7-15-2005....    A+         149,700       139,318
      90,000   AT&T Corp., 6.50% 3-15-2029.............   AA-          89,174        75,375
     150,000   AXA Financial Inc., 7.00% 4-1-2028......    A+         133,178       131,559
     170,000   Bank of America Corp., 5.875%
                 2-15-2009.............................    A+         154,886       150,145
     230,000   Citicorp (German Deutschmark), 5.50%
                 6-30-2010.............................    A+         127,579       103,904
     150,000   Conoco, Inc., 6.95% Sr Note 4-15-2029...    A-         150,000       136,706
     100,000   DaimlerChrysler N.A., 8.00% Global Note
                 6-15-2010.............................    A+          99,862       101,723

--------------------------------------------------------------------------------

                                                         Standard
  Principal                                              & Poor's                  Market
 Amount (f)                                               Rating   Cost (b)(f)  Value (c)(f)
-------------                                            --------  -----------  ------------
$     90,000   Dresdner Funding Trust II (European
                 Monetary Unit), 5.79%
                 6-30-2011 (e).........................    A+      $   96,075   $    78,913
     150,000   Farmers Exchange Capital, 7.05% Note
                 7-15-2028 (e).........................    A+         137,750       120,322
      80,000   Floridia Windstorm, 7.125%
                 2-25-2019 (e).........................   AAA          79,574        73,189
     160,000   Ford Motor Co., 6.375% Deb 2-1-2029.....    A          158,138       130,594
     100,000   General Electric Capital Corp., 7.375%
                 Medium Term Note 1-19-2010............   AAA          99,278       100,943
     130,000   General Electric Capital Corp., 8.125%
                 2-23-2007.............................   AAA         144,464       134,719
     150,000   General Motors Acceptance Corp., 7.75%
                 Global Note 1-19-2010.................    A          149,820       149,113
     100,000   Household Finance Corp., 6.375%
                 8-1-2010..............................    A           98,866        88,264
     100,000   HSBC Capital Funding, 10.675%...........   A1*         100,000       107,028
     120,000   Merrill Lynch & Co., 6.875%
                 11-15-2018............................   AA-         119,434       106,431
     100,000   Met Life Insurance, 7.45% Note
                 11-1-2023 (e).........................    A+         101,338        87,711
     150,000   Monsanto Co., 6.60% 12-1-2028...........   AA-         149,470       132,264
     100,000   Nationwide Mutual Insurance, 7.50% Note
                 2-15-2024 (e).........................    A          101,893        84,526
     250,000   Procter & Gamble Co., 6.60% Deb
                 12-15-2004............................    AA         249,610       245,655
     150,000   Prudential Insurance Co., 8.30% Notes
                 7-1-2025..............................    A-         153,840       151,644
     150,000   Wal-Mart Stores, 6.875% Bond
                 8-10-2009.............................    AA         149,450       146,679
     200,000   Wells Fargo Co., 6.625% 7-15-2004.......    A+         199,908       195,085
     150,000   WorldCom Inc., 6.95% Sr Note
                 8-15-2028.............................    A-         134,233       132,554
                                                                   -----------  -----------
                                                                    3,596,543     3,352,817
                                                                   -----------  -----------
               TOTAL CORPORATE BONDS - INVESTMENT
                 GRADE.................................            $18,724,018  $17,601,176
                                                                   ===========  ===========

U.S. GOVERNMENT SECURITIES-4.46%
--------------------------------------------------------------------------------

 Principal                                                                    Market
 Amount (f)                                                   Cost (b)(f)  Value (c)(f)
------------                                                  -----------  ------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-0.51%
              NOTES:
$   300,000   5.75% 2003....................................  $  300,821   $   289,788
                                                              -----------  -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-0.59%
              NOTES:
    200,000   5.75% 2005....................................     200,215       189,516
    250,000   6.50% 2002 (Australian Dollar)................     182,854       149,701
                                                              -----------  -----------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION...     383,069       339,217
                                                              -----------  -----------
              U.S. TREASURY SECURITIES-3.36%
              BONDS:
    450,000   8.125% 2019...................................     510,688       542,812
                                                              -----------  -----------
              NOTES:
    500,000   6.25% 2001....................................     497,640       498,281
    600,000   6.50% 2005....................................     596,992       606,375
    250,000   7.875% 2004...................................     279,998       264,612
                                                              -----------  -----------
              TOTAL U.S. TREASURY SECURITIES................   1,374,630     1,369,268
                                                              -----------  -----------
              TOTAL U.S. GOVERNMENT SECURITIES..............   2,569,208     2,541,085
                                                              ===========  ===========
              TOTAL LONG-TERM INVESTMENTS...................  $51,968,718  $52,893,626
                                                              ===========  ===========

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

SHORT-TERM INVESTMENTS-4.29%
--------------------------------------------------------------------------------

 Principal                                                                    Market
   Amount                                                                    Value (c)
------------                                                                -----------
              DEPOSITORY CREDIT-BANKING-4.29%
$ 2,444,533   U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 6.42%.....................................  $ 2,444,533
                                                                            -----------
              TOTAL INVESTMENTS IN SECURITIES (COST: $54,413,251) (b).....  $55,338,159
                                                                            ===========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $54,660,463 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,680,175
Unrealized depreciation.....................................   (4,002,479)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   677,696
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities.

Date Acquired  Shares/Par  Security                                  Cost Basis
-------------  ----------  --------                                  ----------
1999             90,000    Dresdner Funding Trust II due 2011 -
                             144A                                     $ 96,075
1999            150,000    Farmers Exchange Capital due 2028 - 144A    137,750
1999             80,000    Florida Windstorm due 2019 - 144A            79,574
1998            100,000    Met Life Insurance due 2023 - 144A          101,338
1998            100,000    Nationwide Mutual Insurance due 2024 -
                             144A                                      101,893
2000            200,000    Vodafone Airtouch plc due 2010 - 144A       198,794

     The aggregate value of these securities at June 30, 2000, was $642,951, which represents 1.13% of total net assets.
 (f) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  *  Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-64.00%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ADVERTISING AND RELATED SERVICES - 2.06%
    177,000  Interpublic Group of Companies, Inc.            $  6,649,782   $  7,611,000
    111,000  Young & Rubicam, Inc.........................      5,846,307      6,347,812
                                                             ------------   ------------
                                                               12,496,089     13,958,812
                                                             ------------   ------------
             AGENCIES, BROKERAGE AND OTHER INSURANCE
             ACTIVITIES - 0.34%
     22,000  Marsh & McLennan Companies, Inc.                   1,652,341      2,297,625
                                                             ------------   ------------
             CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
             0.31%
     96,000  USA Networks, Inc. (a).......................      2,235,283      2,076,000
                                                             ------------   ------------
             COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
             - 0.52%
     66,000  Automatic Data Processing, Inc...............      3,379,851      3,535,125
                                                             ------------   ------------
             CONSUMER LENDING - 0.28%
     45,000  Household International, Inc.................      2,121,853      1,870,312
                                                             ------------   ------------
             DATA PROCESSING, HOSTING AND RELATED SERVICES
             - 0.28%
     38,000  First Data Corp..............................      2,115,034      1,885,750
                                                             ------------   ------------
             DEPARTMENT STORES - 0.83%
     50,000  Kohl's Corp. (a).............................        244,894      2,781,250
     88,000  Sears, Roebuck & Co..........................      3,280,992      2,871,000
                                                             ------------   ------------
                                                                3,525,886      5,652,250
                                                             ------------   ------------
             DEPOSITORY CREDIT-BANKING - 0.89%
     46,000  Bank of New York Co., Inc....................      2,161,885      2,139,000
     65,000  Citigroup, Inc...............................      3,339,066      3,916,250
                                                             ------------   ------------
                                                                5,500,951      6,055,250
                                                             ------------   ------------
             DRUGS AND DRUGGISTS SUNDRIES WHOLESALERS -
             0.83%
     76,000  Cardinal Health, Inc.........................      4,816,850      5,624,000
                                                             ------------   ------------
             ELECTRIC GENERATION, TRANSMISSION AND
             DISTRIBUTION - 1.33%
    198,000  AES Corp. (a)................................      4,274,059      9,033,750
                                                             ------------   ------------
             GENERAL MEDICAL AND SURGICAL HOSPITALS -
             1.09%
    244,000  HCA - The Healthcare Co......................      6,394,101      7,411,500
                                                             ------------   ------------
             GROCERY STORES - 0.77%
    115,500  Safeway, Inc. (a)............................      4,425,163      5,211,938
                                                             ------------   ------------
             INSURANCE CARRIERS - 3.43%
    220,000  Ace Ltd......................................      4,986,280      6,160,000
     52,000  American International Group, Inc............      4,479,219      6,110,000
     40,500  Hartford Financial Services Group, Inc.......      2,250,180      2,265,468
    136,000  MetLife, Inc. (a)............................      2,184,160      2,864,500
     27,000  UnitedHealth Group, Inc......................      2,209,566      2,315,250
    178,000  UnumProvident Corp...........................      3,654,458      3,571,125
                                                             ------------   ------------
                                                               19,763,863     23,286,343
                                                             ------------   ------------
             MANUFACTURING-AEROSPACE PRODUCT AND PARTS -
             0.69%
    140,000  Honeywell International, Inc.................      7,366,672      4,716,250
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             MANUFACTURING-BEVERAGE - 1.36%
    105,000  PepsiCo, Inc.................................   $  4,426,506   $  4,665,938
     78,600  Seagram Ltd..................................      4,850,268      4,558,800
                                                             ------------   ------------
                                                                9,276,774      9,224,738
                                                             ------------   ------------
             MANUFACTURING-COMMUNICATIONS EQUIPMENT -
             1.30%
     23,000  ADC Telecommunications, Inc. (with
               rights) (a)................................      1,627,648      1,929,125
     54,000  Cisco Systems, Inc. (a)......................      2,681,232      3,432,375
     19,712  General Motors Corp. Class H.................      1,440,276      1,729,728
     38,400  Sonera Oyj Corp. ADR.........................      1,029,975      1,766,400
                                                             ------------   ------------
                                                                6,779,131      8,857,628
                                                             ------------   ------------
             MANUFACTURING-COMPUTER AND PERIPHERAL
             EQUIPMENT - 0.88%
     22,000  Hewlett-Packard Co...........................      2,466,009      2,747,250
     35,000  Integrated Device Technology, Inc. (a)             2,170,798      2,095,625
     12,300  Sun Microsystems, Inc. (a)...................        484,281      1,118,531
                                                             ------------   ------------
                                                                5,121,088      5,961,406
                                                             ------------   ------------
             MANUFACTURING-CUTLERY AND HANDTOOL - 0.48%
     93,000  Gillette Co..................................      3,164,716      3,249,187
                                                             ------------   ------------
             MANUFACTURING-ELECTROMEDICAL - 0.60%
     81,600  Medtronic, Inc. (with rights)................      2,479,774      4,064,700
                                                             ------------   ------------
             MANUFACTURING-INDUSTRIAL MACHINERY - 0.52%
     15,000  Applied Materials, Inc. (a)..................      1,554,504      1,359,376
     38,000  Novellus Systems, Inc. (a)...................      2,513,381      2,149,375
                                                             ------------   ------------
                                                                4,067,885      3,508,751
                                                             ------------   ------------
             MANUFACTURING-MEDICAL EQUIPMENT AND SUPPLIES
             - 0.33%
     32,000  Baxter International, Inc. (with rights)           2,281,632      2,250,000
                                                             ------------   ------------
             MANUFACTURING-OTHER FOOD - 0.97%
    126,000  Nabisco Holdings Corp. Class A...............      5,647,989      6,615,000
                                                             ------------   ------------
             MANUFACTURING-OTHER MISCELLANEOUS - 0.62%
     80,000  General Electric Co..........................      3,592,962      4,240,000
                                                             ------------   ------------
             MANUFACTURING-PETROLEUM AND COAL PRODUCTS -
             3.80%
    113,160  BP Amoco plc ADR.............................      5,918,059      6,400,613
     84,000  Coastal Corp.................................      4,622,913      5,113,500
     38,000  Exxon Mobil Corp.............................      2,762,385      2,983,000
     85,000  Phillips Petroleum Co........................      3,804,932      4,308,438
     94,800  Texaco, Inc..................................      5,408,518      5,048,100
     58,000  Unocal Corp..................................      1,954,075      1,921,250
                                                             ------------   ------------
                                                               24,470,882     25,774,901
                                                             ------------   ------------
             MANUFACTURING-PHARMACEUTICAL AND MEDICINE -
             7.06%
    106,000  Abbott Laboratories..........................      4,510,040      4,723,626
     89,800  ALZA Corp. (a)...............................      3,897,364      5,309,425
    136,000  American Home Products Corp..................      6,730,770      7,990,000
     37,400  Amgen, Inc. (with rights) (a)................      1,816,813      2,627,350
     98,000  Biovail Corp. (a)............................      5,124,238      5,432,875

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     59,100  Lilly (Eli) & Co.............................   $  5,249,760   $  5,902,611
    123,750  Pfizer, Inc. (with rights)...................      3,956,418      5,940,000
     98,000  Pharmacia Corp...............................      5,457,805      5,065,375
     98,000  Schering-Plough Corp.........................      4,404,796      4,949,000
                                                             ------------   ------------
                                                               41,148,004     47,940,262
                                                             ------------   ------------
             MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
             COMPONENT - 3.99%
     10,300  E-Tek Dynamics, Inc. (a).....................      2,421,096      2,717,268
     37,500  Intel Corp...................................      4,582,976      5,013,281
     50,300  JDS Uniphase Corp. (a).......................      1,466,884      6,029,712
     52,000  Micron Technology, Inc. (a)..................      4,571,614      4,579,250
    127,500  Texas Instruments, Inc.......................      4,754,249      8,757,656
                                                             ------------   ------------
                                                               17,796,819     27,097,167
                                                             ------------   ------------
             MANUFACTURING-SOAP, CLEANING COMPOUND, TOILET
             - 0.78%
     88,000  Colgate-Palmolive Co.........................      3,930,848      5,269,000
                                                             ------------   ------------
             MANUFACTURING-TOBACCO - 0.96%
    244,500  Philip Morris Companies, Inc.................      5,574,356      6,494,531
                                                             ------------   ------------
             MOTION PICTURE AND VIDEO INDUSTRIES - 3.44%
    236,000  AT&T Corp. - Liberty Media Group
               Class A (a)................................      3,840,571      5,723,000
    178,200  Disney (Walt) Co.............................      5,296,118      6,916,388
    157,265  Viacom, Inc. Class B (a).....................      6,259,705     10,723,507
                                                             ------------   ------------
                                                               15,396,394     23,362,895
                                                             ------------   ------------
             NATURAL GAS DISTRIBUTION - 1.31%
    138,000  Enron Corp...................................      4,400,661      8,901,000
                                                             ------------   ------------
             NAVIGATIONAL, MEASURING AND CONTROL
             INSTRUMENTS - 0.67%
     69,100  PE Corp. - PE Biosystems Group...............      1,814,031      4,551,962
                                                             ------------   ------------
             NEWSPAPER, PERIODICAL, BOOK AND DATABASE
             PUBLISHERS - 1.48%
    120,000  PRIMEDIA, Inc. (a)...........................      3,203,122      2,730,000
    185,000  Reader's Digest Association, Inc. Class A....      5,675,830      7,353,750
                                                             ------------   ------------
                                                                8,878,952     10,083,750
                                                             ------------   ------------
             NONDEPOSITORY CREDIT BANKING - 0.76%
     57,300  American Express Co..........................      2,413,107      2,986,763
     96,000  Associates First Capital Corp. Class A.......      2,441,808      2,142,000
                                                             ------------   ------------
                                                                4,854,915      5,128,763
                                                             ------------   ------------
             OIL AND GAS EXTRACTION - 1.71%
     54,000  Devon Energy Corp............................      3,177,506      3,034,125
    174,000  EOG Resources, Inc...........................      4,528,327      5,829,000
    192,000  Ocean Energy, Inc............................      2,909,494      2,724,000
                                                             ------------   ------------
                                                               10,615,327     11,587,125
                                                             ------------   ------------
             OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
             1.53%
     23,400  CIENA Corp. (a)..............................      1,599,253      3,900,488
     24,000  Corning, Inc.................................      2,508,245      6,477,000
                                                             ------------   ------------
                                                                4,107,498     10,377,488
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             OTHER GENERAL MERCHANDISE STORES - 0.59%
     70,000  Wal-Mart Stores, Inc.........................   $  2,423,723   $  4,033,750
                                                             ------------   ------------
             OTHER INFORMATION SERVICES - 0.29%
     16,000  Yahoo!, Inc. (a).............................      2,077,309      1,982,000
                                                             ------------   ------------
             OTHER INVESTMENT POOLS AND FUNDS - 0.23%
     34,400  CMGI, Inc. (a)...............................      2,346,900      1,575,950
                                                             ------------   ------------
             PIPELINE TRANSPORTATION OF NATURAL GAS -
             1.39%
    138,600  Dynegy, Inc. Class A.........................      4,469,229      9,468,113
                                                             ------------   ------------
             RADIO AND TELEVISION BROADCASTING - 1.17%
     66,500  AMFM, Inc. (a)...............................      3,432,739      4,588,500
     49,000  Grupo Televisa S.A. GDR (a)..................      3,307,740      3,377,937
                                                             ------------   ------------
                                                                6,740,479      7,966,437
                                                             ------------   ------------
             SCIENTIFIC RESEARCH AND DEVELOPMENT SERVICES
             - 1.97%
     54,500  Genentech, Inc. (a)..........................      5,038,397      9,374,000
     60,000  Immunex Corp. (a)............................      2,518,410      2,966,250
     10,800  PE Corp. - Celera Genomics (a)...............      2,219,107      1,009,800
                                                             ------------   ------------
                                                                9,775,914     13,350,050
                                                             ------------   ------------
             SECURITIES AND COMMODITY CONTRACTS AND
             BROKERAGE - 0.76%
     62,000  Morgan Stanley Dean Witter & Co..............      4,096,879      5,161,500
                                                             ------------   ------------
             SOFTWARE PUBLISHERS - 1.39%
     31,000  Adobe Systems, Inc...........................      3,641,228      4,030,000
     68,000  Microsoft Corp. (a)..........................      7,226,037      5,440,000
                                                             ------------   ------------
                                                               10,867,265      9,470,000
                                                             ------------   ------------
             SUPPORT ACTIVITIES FOR MINING - 2.63%
     45,000  BJ Services Co. (a)..........................      2,226,766      2,812,500
     53,000  Cooper Cameron Corp. (a).....................      3,931,737      3,498,000
     82,000  ENSCO International, Inc.....................      2,756,394      2,936,625
     76,000  Global Marine, Inc. (a)......................      2,115,202      2,142,250
     59,000  Halliburton Co...............................      2,822,528      2,784,062
     49,000  Schlumberger Ltd.............................      3,251,013      3,656,625
                                                             ------------   ------------
                                                               17,103,640     17,830,062
                                                             ------------   ------------
             TELECOMMUNICATIONS-OTHER - 2.38%
        250  @Track Communications. Inc. (Warrants) (a)
               (e)........................................          4,547          2,500
     63,000  Nextel Communications, Inc. Class A (a)......      1,930,427      3,854,812
     37,800  Nortel Networks Corp.........................      1,071,937      2,579,850
    112,000  Qwest Communications International,
               Inc. (a)...................................      5,511,441      5,565,000
     36,000  VoiceStream Wireless Corp. (a)...............      2,005,563      4,186,687
                                                             ------------   ------------
                                                               10,523,915     16,188,849
                                                             ------------   ------------
             TELECOMMUNICATIONS CARRIERS-WIRED - 1.21%
     76,000  AT&T Corp....................................      2,717,794      2,403,500
    114,200  Bell Atlantic Corp...........................      7,148,619      5,802,788
                                                             ------------   ------------
                                                                9,866,413      8,206,288
                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             TELECOMMUNICATIONS CARRIERS-WIRELESS - 0.55%
      1,000  Adelphia Business Solutions,
               Inc. (Warrants) (a) (e)....................   $      4,022   $    275,000
     82,800  Vodafone AirTouch plc ADR....................      2,211,867      3,431,025
                                                             ------------   ------------
                                                                2,215,889      3,706,025
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             TELECOMMUNICATIONS RESELLERS - 0.53%
     63,000  Telefonos de Mexico S.A. ADR Class L            $  4,091,425   $  3,598,875
                                                             ------------   ------------
             TOY MANUFACTURING - 0.71%
    367,000  Mattel, Inc..................................      4,394,701      4,839,812
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $356,462,315   $434,532,870
                                                             ============   ============

ASSET BACKED SECURITIES - 2.18%
--------------------------------------------------------------------------------

                                                   Standard
 Principal                                         & Poor's                    Market
  Amount                                            Rating     Cost (b)       Value (c)
-----------                                        --------  ------------  ---------------
             CAPTIVE AUTO FINANCE - 0.00%
$   35,668   Fifth Third Auto Grantor Trust,
               6.70% Ser 1996-B Class B
               3-15-2002.........................  A         $     35,660  $       35,628
                                                             ------------  --------------
             CAPTIVE RETAIL FINANCE - 1.16%
   860,000   J.P. Morgan Commercial Mortgage
               Finance Corp., 7.48% Variable Rate
               Ser 1997-C4 Class B 12-26-2028        AA           866,256         853,898
 4,000,000   Sears Credit Account Master Trust,
               6.40% Ser 1997-1 Class B
               7-16-2007.........................  A            3,887,037       3,900,120
 3,000,000   Standard Credit Card Master Trust,
               8.45% Ser 1995-1 Class B
               1-7-2007..........................  A            3,167,398       3,104,301
                                                             ------------  --------------
                                                                7,920,691       7,858,319
                                                             ------------  --------------
             COMMERCIAL BANKING - 0.61%
   308,153   Merrill Lynch Mortgage Investors,
               Inc., 6.81% Variable Rate Ser
               1995-C2 Class A1 6-15-2021........  Aaa*           312,251         304,952
 1,600,000   Merrill Lynch Mortgage Investors,
               Inc., 7.42% Ser 1996-C1 Class B
               4-25-2028.........................  AA           1,602,405       1,582,736
 1,200,000   Midland Realty Acceptance Corp.,
               7.73% Variable Rate Ser 1996-C1
               Class B 8-25-2028.................  AA           1,211,617       1,202,164
 1,000,000   Mortgage Capital Funding, Inc.,
               7.90% Ser 1996-MC1 Class B
               2-15-2006.........................  AA+          1,006,940       1,022,180
                                                             ------------  --------------
                                                                4,133,213       4,112,032
                                                             ------------  --------------
             HOME IMPROVEMENT FINANCE - 0.07%
   500,000   Money Store Home Improvement Trust,
               7.41% Ser 1997-1 Class M1
               5-15-2017.........................  AA             501,880         495,740
                                                             ------------  --------------
             MULTI-FAMILY LOANS - 0.28%
 1,500,000   DLJ Mortgage Acceptance Corp., 8.80%
               Multifamily Mtg Pass Thru
               Certificate Ser 1993-12 Class B1
               9-18-2003.........................  BBB**        1,473,750       1,499,978
   469,389   Fund America Structured
               Transactions, L.P., Collateralized
               Note, 8.50% Ser 1996-1 Class A
               Principal Only 10-25-2030
               (f)(h)............................  Baa3*          337,292         394,140
                                                             ------------  --------------
                                                                1,811,042       1,894,118
                                                             ------------  --------------
             WHOLE LOAN RESIDENTIAL - 0.06%
   409,195   Blackrock Capital Finance L.P.,
               7.75% Ser 97-R1 Class A1 3-25-2037
               (e)...............................  Aaa*           412,911         408,300
                                                             ------------  --------------
             TOTAL ASSET BACKED SECURITIES.......            $ 14,815,397  $   14,804,137
                                                             ============  ==============

CORPORATE BONDS-INVESTMENT GRADE-16.63%
--------------------------------------------------------------------------------

                                                   Standard
 Principal                                         & Poor's                    Market
  Amount                                            Rating     Cost (b)       Value (c)
-----------                                        --------  ------------  ---------------
             AGRICULTURE, CONSTRUCTION AND MINING
             MACHINERY - 0.11%
$  750,000   Caterpillar, Inc., 7.25% Deb
               9-15-2009.........................  A+        $    748,661  $      735,667
                                                             ------------  --------------
             AUTOMOTIVE EQUIPMENT RENTAL AND
             LEASING - 0.14%
 1,000,000   Ryder System, Inc., 6.60% Note
               11-15-2005........................  BBB+           999,726         922,848
                                                             ------------  --------------
             CABLE AND OTHER PROGRAM DISTRIBUTION
             - 0.36%
 1,000,000   Time Warner, Inc., 6.875% Sr Deb
               6-15-2018.........................  BBB          1,012,671         887,340
 1,500,000   Time Warner, Inc., 8.11% Note
               8-15-2006.........................  BBB          1,522,071       1,528,474
                                                             ------------  --------------
                                                                2,534,742       2,415,814
                                                             ------------  --------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                   Standard
 Principal                                         & Poor's                    Market
  Amount                                            Rating     Cost (b)       Value (c)
-----------                                        --------  ------------  ---------------
             CABLE AND OTHER SUBSCRIPTION
             PROGRAMMING - 0.29%
$1,000,000   Comcast Cable Communications, 8.375%
               Note 5-1-2007.....................  BBB       $  1,114,064  $    1,019,315
 1,000,000   Cox Communications, Inc., 6.40% Note
               8-1-2008..........................  BBB+         1,022,009         917,283
                                                             ------------  --------------
                                                                2,136,073       1,936,598
                                                             ------------  --------------
             CAPTIVE AUTO FINANCE - 0.82%
 2,500,000   DaimlerChrysler N.A. Holding Corp.,
               7.40% Note 1-20-2005..............  A+           2,498,290       2,493,915
 1,500,000   Ford Motor Co., 6.375% Deb
               2-1-2029..........................  A            1,452,807       1,224,321
 1,250,000   General Motors Acceptance Corp.,
               6.15% Bond 4-5-2007...............  A            1,246,310       1,141,592
   750,000   Toyota Motor Credit, 5.625% Global
               Note 11-13-2003...................  AAA            749,140         717,099
                                                             ------------  --------------
                                                                5,946,547       5,576,927
                                                             ------------  --------------
             COMMERCIAL BANKING - 1.01%
 1,000,000   BankAmerica Corp., 6.20% Sub Note
               2-15-2006.........................  A              953,735         933,884
   750,000   Keycorp Capital II, 6.875% Bond
               3-17-2029.........................  BBB            742,128         587,189
 1,500,000   Mellon Financial Co., 6.375% Sub
               Note 2-15-2010....................  A            1,505,718       1,352,437
 1,250,000   National City Corp., 6.875% Sub Note
               5-15-2019.........................  A-           1,247,862       1,071,656
 1,500,000   NBD Bancorp, 7.125% Sub Note
               5-15-2007.........................  A-           1,484,673       1,441,443
 1,500,000   St. Paul Bancorp, Inc., 7.125% Sr
               Note 2-15-2004....................  BBB          1,495,983       1,452,250
                                                             ------------  --------------
                                                                7,430,099       6,838,859
                                                             ------------  --------------
             CONSUMER LENDING - 0.71%
 1,000,000   Aristar, Inc., 7.25% Sr Note
               6-15-2006.........................  A-             996,559         956,259
 1,500,000   CIT Group, Inc., 7.375% Note
               3-15-2003.........................  A+           1,498,551       1,480,413
 2,500,000   Household Finance Corp., 6.00% Note
               5-1-2004..........................  A            2,499,564       2,355,962
                                                             ------------  --------------
                                                                4,994,674       4,792,634
                                                             ------------  --------------
             CREDIT CARD ISSUING - 0.22%
 1,500,000   Providian National Bank, 6.75% Sr
               Note 3-15-2002....................  BBB-         1,499,415       1,472,743
                                                             ------------  --------------
             DEPARTMENT STORES - 0.53%
 2,000,000   Dayton Hudson Corp., 5.875% Note
               11-1-2008.........................  A-           1,948,051       1,773,550
 1,250,000   Federated Department Stores, 6.30%
               Note 4-1-2009.....................  BBB+         1,246,915       1,110,843
 1,000,000   Saks, Inc., 7.375% Sub Deb
               2-15-2019.........................  Baa3           916,305         741,955
                                                             ------------  --------------
                                                                4,111,271       3,626,348
                                                             ------------  --------------
             ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION - 1.10%
 1,000,000   Alabama Power Co., 7.125% Sr Note
               10-1-2007.........................  A              996,705         971,548
 1,500,000   Detroit Edison Co., 7.50% Note
               2-1-2005..........................  A-           1,497,779       1,509,220
   750,000   Duke Capital Corp., 8.00% Sr Note
               10-1-2019.........................  A              760,016         755,190
 1,000,000   Duke Energy Corp., 6.00% Sr Note
               12-1-2028.........................  A+             976,572         792,043
 1,500,000   Madison Gas & Electric, 6.02% Sr
               Note 9-15-2008....................  AA-          1,500,000       1,353,675
   567,073   Niagara Mohawk Power Co., 7.625% Sr
               Note 10-1-2005....................  BBB-           555,712         557,234
 1,500,000   TXU Electric Capital V, 8.175% Deb
               1-30-2037.........................  BBB-         1,500,000       1,497,950
                                                             ------------  --------------
                                                                7,786,784       7,436,860
                                                             ------------  --------------
             EXECUTIVE, LEGISLATIVE AND
             GOVERNMENT SUPPORT - 0.04%
   250,000   New York (City of), 10.00% General
               Obligation Taxable Bond Ser D
               8-1-2005..........................  A-             253,459         264,755
                                                             ------------  --------------
             FOREIGN GOVERNMENTS - 0.91%
 1,000,000   British Columbia (Province of),
               6.50% Yankee Bond 1-15-2026.......  AA-          1,023,051         885,352
 1,000,000   Korea (Republic of), 8.875% Global
               Bond 4-15-2008....................  BBB          1,049,271       1,036,250
 1,500,000   Ontario (Province of), 5.50% Sr
               Global Bond 10-1-2008.............  AA-          1,492,342       1,344,559
 1,500,000   Ontario (Province of), 7.375% Sr
               Global Bond 1-27-2003.............  AA-          1,572,283       1,506,625
 1,000,000   Poland (Republic of), 7.125% Yankee
               Note 7-1-2004.....................  BBB+           996,785         972,500
   500,000   Quebec (Province of), 5.75% Sr
               Global Bond 2-15-2009.............  A+             498,828         447,320
                                                             ------------  --------------
                                                                6,632,560       6,192,606
                                                             ------------  --------------
             FOREIGN GOVERNMENTS-AGENCIES - 0.07%
   500,000   Korea Development Bank, 7.125%
               Global Note 4-22-2004.............  BBB            497,105         483,471
                                                             ------------  --------------

--------------------------------------------------------------------------------

                                                   Standard
 Principal                                         & Poor's                    Market
  Amount                                            Rating     Cost (b)       Value (c)
-----------                                        --------  ------------  ---------------
             FOREIGN GOVERNMENTS-SUPRA-NATIONAL -
             0.63%
$1,250,000   Corp Andina de Fomento, 7.10% Yankee
               Bond 2-1-2003.....................  A         $  1,249,648  $    1,220,292
 1,500,000   Inter-American Development Bank,
               7.375% Bond 1-15-2010.............  AAA          1,494,472       1,525,077
 1,500,000   International Bank for
               Reconstruction & Development,
               7.00% Global Bond 1-27-2005.......  AAA          1,492,962       1,497,928
                                                             ------------  --------------
                                                                4,237,082       4,243,297
                                                             ------------  --------------
             GRAIN AND OILSEED MILLING - 0.12%
 1,000,000   Archer-Daniels-Midland Co., 6.625%
               Deb 5-1-2029......................  A+             995,263         835,947
                                                             ------------  --------------
             GROCERY AND RELATED PRODUCT
             WHOLESALERS - 0.10%
   750,000   Sysco Corp., 6.50% Deb 8-1-2028.....  AA-            753,692         656,280
                                                             ------------  --------------
             GROCERY STORES - 0.45%
 1,250,000   Ahold Finance USA, Inc., 6.25% Sr
               Deb 5-1-2009......................  A-           1,240,645       1,115,606
 1,000,000   Fred Meyer, Inc., 7.45% Sub Note
               3-1-2008..........................  BBB-         1,056,546         956,417
 1,000,000   Kroger Co., 8.15% Sr Note
               7-15-2006.........................  BBB-         1,019,888       1,003,965
                                                             ------------  --------------
                                                                3,317,079       3,075,988
                                                             ------------  --------------
             INDUSTRIAL MACHINERY AND EQUIPMENT
             RENTAL AND LEASING - 0.21%
 1,500,000   Comdisco, Inc., 5.95% Note
               4-30-2002.........................  BBB+         1,499,906       1,426,705
                                                             ------------  --------------
             INSURANCE CARRIERS - 0.63%
   500,000   American General Corp., 6.625% Sr
               Note 2-15-2029....................  AA-            476,886         417,364
 1,250,000   Prudential Insurance Co., 6.375% Sr
               Note 7-23-2006 (e)................  A+           1,245,577       1,155,213
 1,500,000   ReliaStar Financial Corp., 6.625%
               Note 9-15-2003....................  A            1,535,657       1,453,705
 1,250,000   ReliaStar Financial Corp., 8.00%
               Note 10-30-2006...................  A            1,245,846       1,260,728
                                                             ------------  --------------
                                                                4,503,966       4,287,010
                                                             ------------  --------------
             INTERNATIONAL TRADE FINANCING
             (FOREIGN BANKS) - 0.53%
 1,250,000   Bank Austria AG, 7.25% Sub Note
               2-15-2017 (f).....................  AA+          1,247,830       1,160,754
 1,250,000   BSCH Issuance Ltd., 7.625%
               11-3-2009.........................  A            1,217,885       1,232,093
   500,000   LB Baden-Wuerttemberg, 7.625% Yankee
               Sub Note 2-1-2023.................  AAA            563,159         489,385
   750,000   Swiss Bank Corp. New York, 7.00% Sub
               Deb 10-15-2015....................  AA             705,137         689,820
                                                             ------------  --------------
                                                                3,734,011       3,572,052
                                                             ------------  --------------
             LUMBER AND OTHER CONSTRUCTION
             MATERIALS WHOLESALER - 0.13%
 1,000,000   Georgia-Pacific Group, 7.75% Note
               11-15-2029........................  BBB-           933,798         909,436
                                                             ------------  --------------
             MANUFACTURING-BASIC CHEMICAL - 0.33%
   750,000   Equistar Chemicals, L.P., 8.75% Sr
               Note 2-15-2009....................  BBB-           784,382         733,098
 1,500,000   Rohm & Haas Co., 7.85% Deb
               7-15-2029.........................  A-           1,479,069       1,516,311
                                                             ------------  --------------
                                                                2,263,451       2,249,409
                                                             ------------  --------------
             MANUFACTURING-BEVERAGE - 0.40%
 1,500,000   Coca-Cola Bottling Co., 6.375% Deb
               5-1-2009..........................  BBB          1,491,047       1,347,763
 1,500,000   Pepsi Bottling Group, Inc., 7.00% Sr
               Note 3-1-2029.....................  A-           1,489,940       1,345,784
                                                             ------------  --------------
                                                                2,980,987       2,693,547
                                                             ------------  --------------
             MANUFACTURING-COMMUNICATIONS
             EQUIPMENT - 0.16%
 1,250,000   Lucent Technologies, Inc., 6.45% Deb
               3-15-2029.........................  A            1,243,363       1,104,011
                                                             ------------  --------------
             MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT - 0.22%
 1,500,000   Hewlett-Packard Co., 7.15%
               6-15-2005.........................  AA-          1,495,047       1,505,462
                                                             ------------  --------------
             MANUFACTURING-MOTOR VEHICLE PARTS -
             0.18%
 1,250,000   TRW, Inc., 6.50% Sr Note 6-1-2002...  BBB          1,241,049       1,221,580
                                                             ------------  --------------
             MANUFACTURING-PETROLEUM AND COAL
             PRODUCTS - 0.30%
 1,000,000   Chevron Corp., 6.625% Note
               10-1-2004.........................  AA             996,788         987,514
 1,000,000   Texaco Capital, Inc., 8.625% Deb
               6-30-2010.........................  A+           1,100,322       1,074,855
                                                             ------------  --------------
                                                                2,097,110       2,062,369
                                                             ------------  --------------
             MANUFACTURING-SEMICONDUCTOR,
             ELECTRONIC COMPONENT - 0.19%
 1,500,000   Tyco International Group S.A.,
               6.875% Yankee Bond 1-15-2029......  A-           1,513,286       1,282,695
                                                             ------------  --------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                   Standard
 Principal                                         & Poor's                    Market
  Amount                                            Rating     Cost (b)       Value (c)
-----------                                        --------  ------------  ---------------
             MANUFACTURING-SOAP, CLEANING
             COMPOUND, TOILET - 0.40%
$2,750,000   Proctor & Gamble Co., 6.875% Global
               Bond 9-15-2009....................  AA        $  2,752,815  $    2,679,944
                                                             ------------  --------------
             MILLS-PULP, PAPER AND PAPERBOARD -
             0.14%
 1,000,000   Fort James Corp., 6.50% Sr Note
               9-15-2002.........................  BBB-           999,409         975,940
                                                             ------------  --------------
             MOTION PICTURE AND VIDEO INDUSTRIES
             - 0.43%
 1,500,000   Seagram, J. & Co., 6.625%
               12-15-2005........................  BBB-         1,420,004       1,434,060
 1,500,000   Viacom, Inc., 7.625% Sr Deb
               1-15-2016.........................  BBB+         1,624,463       1,449,595
                                                             ------------  --------------
                                                                3,044,467       2,883,655
                                                             ------------  --------------
             NATURAL GAS DISTRIBUTION - 0.10%
   750,000   Enron Corp., 6.95% Note 7-15-2028...  BBB+           678,070         659,564
                                                             ------------  --------------
             NAVIGATIONAL, MEASURING AND CONTROL
             INSTRUMENTS - 0.36%
 1,500,000   Lockheed Martin Corp., 7.65% Deb
               5-1-2016..........................  BBB-         1,507,958       1,418,913
 1,195,000   Raytheon Co., 7.20% Deb 8-15-2027...  BBB-         1,053,835       1,042,251
                                                             ------------  --------------
                                                                2,561,793       2,461,164
                                                             ------------  --------------
             OIL AND GAS EXTRACTION - 0.13%
 1,000,000   Conoco, Inc., 6.95% Sr Note
               4-15-2029.........................  A-             934,444         911,375
                                                             ------------  --------------
             PIPELINE TRANSPORTATION OF NATURAL
             GAS - 0.49%
 1,000,000   CMS Panhandle Holding Co., 7.00% Sr
               Note 7-15-2029....................  BBB-           991,560         844,465
   750,000   NGC Corp. Capital Trust, 8.316% Sub
               Deb 6-1-2027......................  BBB-           750,000         626,994
 1,250,000   Tennessee Gas Pipeline, 7.50% Deb
               4-1-2017..........................  BBB+         1,231,618       1,186,980
   750,000   Trans-Canada Pipelines Ltd., 6.49%
               Yankee Bond 1-21-2009.............  A-             754,810         674,114
                                                             ------------  --------------
                                                                3,727,988       3,332,553
                                                             ------------  --------------
             RADIO AND TELEVISION BROADCASTING -
             0.10%
   750,000   Liberty Media Group, Inc., 8.25% Deb
               2-1-2030..........................  BBB-           744,013         688,696
                                                             ------------  --------------
             RAIL TRANSPORTATION - 0.07%
   500,000   CSX Corp., 7.90% Deb 5-1-2017.......  BBB            499,732         474,862
                                                             ------------  --------------
             SALES FINANCING - 0.49%
 1,000,000   Finova Capital Corp., 7.625% Sr Note
               9-21-2009.........................  BBB+           993,811         834,594
 1,500,000   General Electric Capital Corp.,
               7.375% Medium Term Note
               1-19-2010.........................  AAA          1,489,172       1,514,145
 1,000,000   Textron Financial Corp., 7.125% Note
               12-9-2004.........................  A-             995,440         989,970
                                                             ------------  --------------
                                                                3,478,423       3,338,709
                                                             ------------  --------------
             SCHEDULED AIR TRANSPORTATION - 0.17%
   750,000   Delta Air Lines, Inc., 6.65% Meduim
               Term Note 3-15-2004...............  BBB-           749,563         699,126
   500,000   Delta Air Lines, Inc., 7.70% Note
               12-15-2005........................  BBB-           498,928         481,723
                                                             ------------  --------------
                                                                1,248,491       1,180,849
                                                             ------------  --------------
             SECURITIES AND COMMODITY CONTRACTS
             AND BROKERAGE - 0.80%
 1,500,000   Bear Stearns Capital Trust, 7.00%
               Variable Rate Note 1-15-2027......  BBB          1,499,164       1,458,910
 1,250,000   Goldman Sachs Group, Inc., 6.50%
               Note 2-25-2009 (e)................  A+           1,250,000       1,135,747
 1,000,000   Goldman Sachs Group, Inc., 6.65%
               Note 5-15-2009....................  A+             998,155         915,976
 1,000,000   Lehman Brothers Holdings, 7.875%
               Note 11-1-2009....................  A            1,021,190         971,113
 1,000,000   Paine Webber Group, Inc., 7.625%
               Note 12-1-2009....................  BBB+           996,553         944,217
                                                             ------------  --------------
                                                                5,765,062       5,425,963
                                                             ------------  --------------
             SUPPORT ACTIVITIES FOR MINING -
             0.19%
   500,000   Petroleum Geo-Services ASA, 6.25%
               Yankee Bond 11-19-2003............  BBB            498,443         472,895
 1,000,000   Petroleum Geo-Services ASA, 7.125%
               Yankee Sr Note 3-30-2028..........  BBB            997,169         827,291
                                                             ------------  --------------
                                                                1,495,612       1,300,186
                                                             ------------  --------------
             TELECOMMUNICATIONS-OTHER - 0.10%
   750,000   Telecomunicaciones de Puerto Rico,
               6.65% Sub Note 5-15-2006..........  BBB            749,759         709,720
                                                             ------------  --------------

--------------------------------------------------------------------------------

                                                   Standard
 Principal                                         & Poor's                    Market
  Amount                                            Rating     Cost (b)       Value (c)
-----------                                        --------  ------------  ---------------
             TELECOMMUNICATIONS CARRIERS-WIRED -
             1.17%
$1,250,000   360 Communications ALLTEL Corp.,
               7.50% Sr Note 3-1-2006............  A         $  1,248,106  $    1,237,302
 1,500,000   ALLTEL Corp., 6.80% Deb 5-1-2029....  A-           1,490,788       1,276,925
 1,750,000   AT&T Corp., 6.00% Note 3-15-2009....  AA-          1,746,284       1,560,369
 1,000,000   GTE Corp., 7.51% Note 4-1-2009......  A+             993,418         984,580
 1,500,000   Sprint Capital Corp., 5.875% Deb
               5-1-2004..........................  BBB+         1,494,078       1,413,111
 1,500,000   US West Communications, 7.20% Note
               11-1-2004.........................  A            1,499,311       1,476,463
                                                             ------------  --------------
                                                                8,471,985       7,948,750
                                                             ------------  --------------
             TELECOMMUNICATIONS CARRIERS-WIRELESS
             - 0.42%
 1,250,000   AirTouch Communications, 6.65% Note
               5-1-2008..........................  A-           1,269,010       1,170,692
 1,000,000   Century Telephone Enterprises, Inc.,
               6.15% Sr Note 1-15-2005...........  BBB+           998,942         926,812
   750,000   Vodafone Airtouch plc, 7.875% Deb
               2-15-2030 (e).....................  A-             740,252         734,045
                                                             ------------  --------------
                                                                3,008,204       2,831,549
                                                             ------------  --------------
             TRAVELER ACCOMMODATION - 0.18%
 1,250,000   Park Place Entertainment, 8.50% Sr
               Note 11-15-2006...................  BBB-         1,238,564       1,242,966
                                                             ------------  --------------
             TOTAL CORPORATE BONDS - INVESTMENT
               GRADE.............................            $119,779,037  $  112,868,363
                                                             ============  ==============

CORPORATE BONDS-NON-INVESTMENT GRADE-7.05%
--------------------------------------------------------------------------------

                                                         Standard
 Principal                                               & Poor's                  Market
  Amount                                                  Rating    Cost (b)     Value (c)
-----------                                              --------  -----------  ------------
             AMUSEMENT PARKS AND ARCADES - 0.10%
$1,000,000   Six Flags, Inc., 11.67% Sr Disc Note
               4-1-2008 (Zero coupon through 4-1-2003,
               thereafter 10.00%) (g)..................  B-        $  686,826   $    678,750
                                                                   -----------  ------------
             CABLE AND OTHER PROGRAM DISTRIBUTION -
             0.99%
   250,000   Cablevision S.A., 13.75% Note 4-30-2007
               (e).....................................  BB           247,229        232,500
 2,000,000   Charter Communications Holdings LLC, 9.92%
               Sr Disc Note 4-1-2011 (Zero coupon
               through 4-1-2004, thereafter 9.92%)
               (g).....................................  B+         1,402,564      1,135,000
 1,750,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
               2-15-2011...............................  B+         1,727,138      1,531,250
 1,000,000   NTL Communications Corp., 12.375% Sr Note
               Ser B 10-1-2008 (Zero coupon through
               10-1-2003, thereafter 12.375%) (g)......  B-           669,157        635,000
 1,750,000   United International Holdings, Inc.,
               10.75% Sr Disc Note Ser B
               2-15-2008 (Zero coupon through
               2-15-2003, thereafter 10.75%) (g).......  B-         1,240,201      1,225,000
 2,250,000   United Pan-Europe Communications N.V.,
               11.25% Sr Note 11-1-2009................  B          2,234,046      1,980,000
                                                                   -----------  ------------
                                                                    7,520,335      6,738,750
                                                                   -----------  ------------
             CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
             0.43%
 2,000,000   Adelphia Communications Corp., 9.375% Sr
               Note 11-15-2009.........................  B+         1,984,702      1,850,000
 1,000,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
               5-15-2016...............................  BB-        1,013,940      1,062,500
                                                                   -----------  ------------
                                                                    2,998,642      2,912,500
                                                                   -----------  ------------
             ELECTRIC GENERATION, TRANSMISSION AND
             DISTRIBUTION - 0.16%
 1,100,000   AES Corp., 9.50% Sr Note 6-1-2009.........  BB         1,105,516      1,078,000
                                                                   -----------  ------------
             FOREIGN GOVERNMENTS - 0.12%
   800,000   Brazil (Republic of), 11.625% Global Bond
               4-15-2004...............................  B+           793,926        808,000
                                                                   -----------  ------------
             GAMBLING INDUSTRIES - 0.30%
 1,000,000   Isle of Capri Casinos, Inc., 8.75% Sub
               Note 4-15-2009..........................  B            897,995        925,000
   750,000   Mandalay Resort Group, 7.625% Sr Sub Deb
               7-15-2013...............................  BB-          647,530        615,000
   250,000   Splitrock Service (Warrants) (a)..........  B+           234,804        238,125
   250,000   Station Casinos, Inc., 9.875% Sr Sub Note
               7-1-2010 (e)............................  B+           249,015        250,625
                                                                   -----------  ------------
                                                                    2,029,344      2,028,750
                                                                   -----------  ------------
             GENERAL MEDICAL AND SURGICAL HOSPITALS -
             0.15%
 1,000,000   Triad Hospitals Holdings, Inc., 11.00% Sr
               Sub Note 5-15-2009......................  B-         1,005,786      1,022,500
                                                                   -----------  ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                         Standard
 Principal                                               & Poor's                  Market
  Amount                                                  Rating    Cost (b)     Value (c)
-----------                                              --------  -----------  ------------
             INSURANCE CARRIERS - 0.08%
$  750,000   Conseco, Inc., 8.75% Note 2-9-2004........  BB-       $  749,629   $    521,250
                                                                   -----------  ------------
             LIMITED-SERVICE EATING PLACES - 0.15%
 1,000,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009....  BB-          987,686      1,022,500
                                                                   -----------  ------------
             MANUFACTURING-BASIC CHEMICAL - 0.11%
   750,000   Lyondell Chemical Co., 9.875% Sr Secured
               Note Ser B 5-1-2007.....................  BB           750,000        740,625
                                                                   -----------  ------------
             MANUFACTURING-ENGINEERED WOOD PRODUCT -
             0.11%
   750,000   Doman Industries, 12.00% Note 7-1-2004....  B+           777,277        750,000
                                                                   -----------  ------------
             MANUFACTURING-INDUSTRIAL MACHINERY - 0.07%
   500,000   Better Minerals & Aggregates, 13.00% Sr
               Sub Note 9-15-2009......................  B-           500,000        488,750
                                                                   -----------  ------------
             MANUFACTURING-MOTOR VEHICLE PARTS - 0.24%
 1,000,000   Holley Performance Products, 12.25% Sr Sub
               Note 9-15-2007..........................  B+           965,634        720,000
 1,000,000   Tenneco Automotive, Inc., 11.625% Sr Sub
               Note 10-15-2009.........................  B+         1,000,000        890,000
                                                                   -----------  ------------
                                                                    1,965,634      1,610,000
                                                                   -----------  ------------
             MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
             COMPONENT - 0.07%
   500,000   Fairchild Semiconductor, 10.375% Sr Sub
               Note 10-1-2007..........................  B            507,669        508,750
                                                                   -----------  ------------
             MEDICAL AND DIAGNOSTIC LABORATORIES -
             0.13%
   850,000   Unilab Finance Corp., 12.75% Sr Sub Note
               10-1-2009...............................  B-           840,174        875,500
                                                                   -----------  ------------
             MILLS-PULP, PAPER AND PAPERBOARD - 0.15%
 1,000,000   Packaging Corp. of America, 9.625% Sr Sub
               Note 4-1-2009...........................  B+         1,024,390        992,500
                                                                   -----------  ------------
             OIL AND GAS EXTRACTION - 0.28%
   650,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser
               B 7-15-2007.............................  BB-          647,815        646,750
   500,000   Pioneer Natural Resources Co., 9.625% Sr
               Note 4-1-2010...........................  BB+          498,259        516,315
   750,000   Swift Energy Co., 10.25% Sr Sub Note
               8-1-2009................................  B-           757,698        759,375
                                                                   -----------  ------------
                                                                    1,903,772      1,922,440
                                                                   -----------  ------------
             OTHER INFORMATION SERVICES - 0.49%
 1,000,000   Exodus Communications, Inc., 10.75% Sr
               Note 12-15-2009 (e).....................  B            996,298        965,000
   750,000   Exodus Communications, Inc., 11.625% Sr
               Note 7-15-2010 (e)......................  NR           750,000        751,875
   250,000   Globix Corp., 12.50% Sr Note 2-1-2010.....  B-           251,818        205,000
 1,500,000   PSINet, Inc., 11.00% Sr Note 8-1-2009.....  B-         1,428,898      1,387,500
                                                                   -----------  ------------
                                                                    3,427,014      3,309,375
                                                                   -----------  ------------
             RADIO AND TELEVISION BROADCASTING - 0.28%
   500,000   Ackerley Group, Inc., 9.00% Sr Sub Note
               Ser B 1-15-2009.........................  B            465,399        458,750
 1,008,177   Australis Media Ltd. Sr Disc Note
               5-15-2003 (Zero coupon through
               5-15-2000, thereafter 15.75%) (with
               warrants) (a) (e).......................  D            802,731             10
   500,000   Sinclair Broadcast Group, Inc., 10.00% Sr
               Sub Note 9-30-2005......................  B            500,000        477,500
 1,000,000   Spanish Broadcasting System, Inc., 9.625%
               Sr Sub 11-1-2009........................  B-           981,777        995,000
                                                                   -----------  ------------
                                                                    2,749,907      1,931,260
                                                                   -----------  ------------
             STEEL PRODUCT MANUFACTURING FROM PURCHASED
             STEEL - 0.07%
   500,000   AK Steel Corp., 9.125% Sr Note
               12-15-2006..............................  BB           498,833        480,000
                                                                   -----------  ------------
             TELECOMMUNICATIONS-OTHER - 0.99%
   750,000   Flag Telecom Holding, Ltd., 11.625% Sr
               Note 3-30-2010..........................  B            750,000        727,500
 1,250,000   Gobal Crossing Holdings Ltd., 9.50% Sr
               Note 11-15-2009.........................  BB         1,228,359      1,206,250
   750,000   IMPSAT Fiber Networks, Inc., 13.75% Sr
               Note 2-15-2005 (e)......................  B            750,000        667,500
   750,000   Level 3 Communications, Inc., 12.875% Sr
               Disc Note 3-15-2010 (Zero coupon through
               3-15-2005, thereafter 12.875%)
               (e) (g).................................  B            416,862        410,625
 1,250,000   Level 3 Communications, Inc., 9.125% Sr
               Note 5-1-2008...........................  B          1,227,129      1,121,875
   750,000   Metromedia Fiber Network, Inc., 10.00% Sr
               Note 12-15-2009.........................  B+           744,229        738,750
   500,000   Spectrasite Holdings, Inc., 12.875% Sr
               Disc Note 3-15-2010 (Zero coupon through
               3-15-2005, thereafter 12.875%)
               (e) (g).................................  B-           277,923        272,500
   250,000   Spectrasite Holdings, Inc., 13.05% Sr Disc
               Note Ser B 3-15-2010 (Zero coupon
               through 3-15-2005, thereafter 12.875%)
               (g).....................................  B-           137,032        136,250

--------------------------------------------------------------------------------

                                                         Standard
 Principal                                               & Poor's                  Market
  Amount                                                  Rating    Cost (b)     Value (c)
-----------                                              --------  -----------  ------------
$1,500,000   Williams Communications Group, Inc.,
               10.875% Sr Note 10-1-2009...............  B+        $1,489,217   $  1,466,250
                                                                   -----------  ------------
                                                                    7,020,751      6,747,500
                                                                   -----------  ------------
             TELECOMMUNICATIONS CARRIERS-WIRED - 0.98%
   750,000   Alaska Communications SY, 9.375% Sr Sub
               Note 5-15-2009..........................  B+           750,000        691,875
   750,000   Focal Communications Corp., 11.875% Sr
               Note 1-15-2010 (f)......................  B            733,190        753,750
 1,000,000   Hyperion Telecommunications, 12.25% Sr
               Note Ser B 9-1-2004.....................  BB-        1,069,923      1,010,000
 1,250,000   Intermedia Communications, Inc., 8.50% Sr
               Note Ser B 1-15-2008....................  B          1,187,474      1,150,000
   750,000   Madison River Communications, 13.25% Sr
               Note 3-1-2010 (f).......................  CCC+         739,919        675,000
 1,000,000   NEXTLINK Communications, 10.50% Sr Note
               12-1-2009 (f) (g).......................  B          1,000,000        975,000
 1,000,000   NEXTLINK Communications, 12.125% Sr Disc
               Note 12-1-2009 (Zero coupon through
               12-1-2004, thereafter 12.125%) (f)(g)...  B            596,596        575,000
 1,000,000   RCN Corp., 10.125% Sr Note 1-15-2010......  B-         1,000,000        832,500
                                                                   -----------  ------------
                                                                    7,077,102      6,663,125
                                                                   -----------  ------------
             TELECOMMUNICATIONS CARRIERS-WIRELESS -
             0.49%
   500,000   Dobson Communications, 10.875% Sr Note
               7-1-2010 (e)............................  NR           496,230        502,500
   750,000   Grupo Iusacell S.A. de C.V., 14.25% Sr
               Note 12-1-2006..........................  B+           780,461        783,750
   750,000   Microcell Telecommunications, Inc., 12.52%
               Sr Disc Note Ser B 6-1-2006 (Zero coupon
               through 12-1-2001, thereafter 14.00%)
               (g).....................................  NR           689,986        691,875
   750,000   Nextel Communications, Inc., 10.65% Sr
               Disc Note 9-15-2007 (Zero coupon through
               9-15-2002, thereafter 10.65%) (g).......  B            564,411        588,750
 1,150,000   Telecorp PCS, Inc., 11.41% Sr Sub Note
               4-15-2009 ( Zero coupon through
               4-15-2004, thereafter 11.625%) (g)......  NR           761,875        750,375
                                                                   -----------  ------------
                                                                    3,292,963      3,317,250
                                                                   -----------  ------------
             WATER, SEWAGE AND OTHER SYSTEMS - 0.11%
   750,000   Azurix Corp., 10.75% Sr Note 2-15-2010
               (f).....................................  BB           752,121        721,875
                                                                   -----------  ------------
             TOTAL CORPORATE BONDS - NON-INVESTMENT
               GRADE...................................            $50,965,297  $ 47,869,950
                                                                   ===========  ============

U.S. GOVERNMENT SECURITIES-7.65%
--------------------------------------------------------------------------------

 Principal                                                                  Market
   Amount                                                   Cost (b)       Value (c)
------------                                              -------------  -------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -
              2.98%
              MORTGAGE BACKED SECURITIES:
$ 7,037,459   6.00% 2013-2014...........................  $  6,815,277   $  6,661,191
    724,278   6.30% 2008................................       725,075        684,738
  6,807,735   6.50% 2015................................     6,681,312      6,564,569
  4,938,189   7.00% 2011-2030 (i).......................     4,783,262      4,779,261
  1,085,111   7.50% 2022-2027...........................     1,119,930      1,070,179
    429,232   8.00% 2025................................       435,738        431,145
     19,396   9.00% 2021................................        19,354         19,971
                                                          ------------   ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
                ASSOCIATION.............................    20,579,948     20,211,054
                                                          ------------   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
              0.47%
              MORTGAGE BACKED SECURITIES:
  1,701,638   7.50% 2023................................     1,621,342      1,690,682
  1,388,878   9.00% 2022-2023...........................     1,434,016      1,434,869
     79,049   9.50% 2020................................        78,852         82,162
                                                          ------------   ------------
              TOTAL GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION.............................     3,134,210      3,207,713
                                                          ------------   ------------
              U.S. TREASURY SECURITIES - 4.20%
              BONDS:
  8,250,000   5.25% 2029................................     7,043,285      7,319,301
  2,050,000   6.125% 2029...............................     2,031,778      2,071,782
  7,000,000   6.29% 2021 Zero Coupon Strip(g)...........     1,865,169      1,891,045

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

 Principal                                                                  Market
   Amount                                                   Cost (b)       Value (c)
------------                                              -------------  -------------
$10,150,000   7.00% 2019 Zero Coupon Strip(g)...........  $  2,819,566   $  3,215,713
  2,750,000   10.375% 2012..............................     3,314,453      3,384,218
                                                          ------------   ------------
                                                            17,074,251     17,882,059
                                                          ------------   ------------
              NOTES:
  1,000,000   4.75% 2008................................       874,867        908,125
  1,000,000   6.00% 2009................................       975,714        991,875
  6,200,000   6.125% 2007...............................     6,169,093      6,163,190
  2,500,000   6.50% 2010................................     2,567,614      2,585,157
                                                          ------------   ------------
                                                            10,587,288     10,648,347
                                                          ------------   ------------
              TOTAL U.S. TREASURY SECURITIES............    27,661,539     28,530,406
                                                          ------------   ------------
              TOTAL U.S. GOVERNMENT SECURITIES..........    51,375,697     51,949,173
                                                          ============   ============
              TOTAL LONG-TERM INVESTMENTS...............  $593,397,743   $662,024,493
                                                          ============   ============

SHORT-TERM INVESTMENTS-2.49%
--------------------------------------------------------------------------------

 Principal                                                       Market
   Amount                                                      Value (c)
------------                                                  ------------
              CONSUMER LENDING - 0.23%
$ 1,585,000   Associates Corp. Master Variable Rate Note,
                Current rate -- 6.50%.......................  $  1,585,000
                                                              ------------
              DEPOSITORY CREDIT-BANKING - 2.26%
 15,328,811   U.S. Bank N.A. Money Market Variable Rate Time
                Deposit, Current rate -- 6.43%..............    15,328,811
                                                              ------------
              TOTAL SHORT-TERM INVESTMENTS..................    16,913,811
                                                              ------------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $610,311,554)(b)............................  $678,938,304
                                                              ============

--------------------------------------------------------------------------------
 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $610,396,270 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $94,540,237

Unrealized depreciation.....................................  (25,998,203)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $68,542,034
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.98% of net assets as of June 30, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date
Acquired       Shares/Par  Security                                  Cost Basis
--------       ----------  --------                                  ----------
1997                 250   @Track Communications, Inc. (Warrants)    $    4,547
1996               1,000   Adelphia Business Solutions, Inc.
                             (Warrants)                                   4,022
1997           1,008,177   Australis Media Ltd. due 2003                802,731
1997             409,195   Blackrock Capital Finance L.P. due 2037
                             - 144A                                     412,911
2000             250,000   Cablevision S.A. due 2007 - 144A             247,229
2000             500,000   Dobson Communications due 2010 - 144A        496,230
2000           1,000,000   Exodus Communications, Inc. due 2009 -
                             144A                                       996,298
2000             750,000   Exodus Communications, Inc. due 2010 -
                             144A                                       750,000
1999           1,250,000   Goldman Sachs Group, Inc. due 2009 -
                             144A                                     1,250,000
2000             750,000   IMPSAT Fiber Networks due 2005 - 144A        750,000
2000             750,000   Level 3 Communications, Inc. due 2010 -
                             144A                                       416,862
1998           1,250,000   Prudential Insurance Co. due 2006 - 144A   1,245,577
2000             500,000   Spectrasite Holdings, Inc. due 2010 -
                             144A                                       277,923
2000             250,000   Station Casinos, Inc. due 2010 - 144A        249,015
2000             750,000   Vodafone Airtouch plc due 2030 - 144A        740,252

       The aggregate value of these securities at June 30, 2000, was $7,763,940, which represents 1.14% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 2000, was $5,255,519, which represents .77% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents effective yield at June 30, 2000, based upon future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at June 30, 2000, was $394,140, which represents .06% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at June 30, 2000, was $3,860,625.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
AMERICAN LEADERS SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-89.13%
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           ACCOUNTING, TAX PREPARATION AND PAYROLL
           SERVICES - 0.95%
   1,600   H & R Block, Inc.............................   $   65,237   $   51,800
                                                           ----------   ----------
           ADMINISTRATION OF ENVIRONMENTAL QUALITY
           PROGRAMS - 0.52%
   1,500   Waste Management, Inc........................       20,914       28,500
                                                           ----------   ----------
           AEROSPACE PRODUCT AND PARTS MANUFACTURING -
           2.23%
   2,200   Boeing Co....................................       77,265       91,987
     900   Honeywell International, Inc.................       49,227       30,319
                                                           ----------   ----------
                                                              126,492      122,306
                                                           ----------   ----------
           AGENCIES, BROKERAGE AND OTHER INSURANCE
           ACTIVITIES - 1.15%
     600   Marsh & McLennan Companies, Inc..............       57,661       62,662
                                                           ----------   ----------
           AGRICULTURE, CONSTRUCTION AND MINING
           MACHINERY - 0.96%
   1,300   Ingersoll-Rand Co............................       57,556       52,325
                                                           ----------   ----------
           BAKERIES AND TORTILLA
           MANUFACTURING - 0.92%
   2,600   Sara Lee Corp................................       43,709       50,212
                                                           ----------   ----------
           BASIC CHEMICAL MANUFACTURING - 1.03%
   1,600   Ashland, Inc.................................       52,710       56,100
                                                           ----------   ----------
           BEVERAGE MANUFACTURING - 0.96%
     700   Anheuser-Busch Companies, Inc................       48,308       52,281
                                                           ----------   ----------
           BUILDING MATERIALS AND SUPPLIES
           DEALERS - 0.77%
   2,000   Sherwin-Williams Co..........................       51,310       42,375
                                                           ----------   ----------
           CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
           0.60%
   2,000   Charter Communications, Inc. (a).............       29,162       32,875
                                                           ----------   ----------
           COMMUNICATIONS EQUIPMENT
           MANUFACTURING - 1.79%
     185   General Motors Corp. Class H.................       14,994       16,234
     500   Lucent Technologies, Inc.....................       29,346       29,625
   1,800   Motorola, Inc................................       69,409       52,312
                                                           ----------   ----------
                                                              113,749       98,171
                                                           ----------   ----------
           COMPUTER AND PERIPHERAL EQUIPMENT
           MANUFACTURING - 6.95%
   1,500   Compaq Computer Corp.........................       41,751       38,344
     700   International Business Machines Corp.........       79,121       76,694
     800   Lexmark International Group, Inc.
             Class A (a)                                       83,008       53,800
   1,200   Seagate Technology, Inc. (a).................       58,976       66,000
   1,600   Sun Microsystems, Inc. (a)...................      144,121      145,500
                                                           ----------   ----------
                                                              406,977      380,338
                                                           ----------   ----------
           COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
           - 2.67%
     600   Computer Sciences Corp. (a)..................       47,812       44,812
   1,400   Electronic Data Systems Corp.................       95,013       57,750
   1,900   Novell, Inc. (a).............................       42,474       17,575
   1,800   Unisys Corp. (a).............................       43,873       26,212
                                                           ----------   ----------
                                                              229,172      146,349
                                                           ----------   ----------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           CONVERTED PAPER PRODUCT
           MANUFACTURING - 1.59%
     800   Kimberly-Clark Corp..........................   $   46,499   $   45,900
     500   Minnesota Mining and Manufacturing Co........       42,852       41,250
                                                           ----------   ----------
                                                               89,351       87,150
                                                           ----------   ----------
           CUT AND SEW APPAREL MANUFACTURING - 0.64%
   1,000   Liz Claiborne, Inc...........................       42,314       35,250
                                                           ----------   ----------
           DATA PROCESSING, HOSTING AND RELATED SERVICES
           - 1.90%
   2,100   First Data Corp..............................       99,516      104,212
                                                           ----------   ----------
           DEPARTMENT STORES - 0.68%
   1,100   Federated Department Stores, Inc. (a)........       40,258       37,125
                                                           ----------   ----------
           DEPOSITORY CREDIT - BANKING - 3.64%
   1,300   Bank of America Corp.........................       65,389       55,900
     750   Chase Manhattan Corp.........................       39,934       34,547
   1,400   PNC Bank Corp................................       64,705       65,625
   1,500   Washington Mutual, Inc.......................       38,182       43,312
                                                           ----------   ----------
                                                              208,210      199,384
                                                           ----------   ----------
           ELECTRIC GENERATION, TRANSMISSION AND
           DISTRIBUTION - 3.39%
   2,100   Edison International.........................       44,966       43,050
   2,400   Entergy Corp.................................       56,022       65,250
   1,200   FPL Group, Inc...............................       51,411       59,400
     500   Montana Power Co.............................       20,721       17,656
                                                           ----------   ----------
                                                              173,120      185,356
                                                           ----------   ----------
           GRAIN AND OILSEED MILLING - 0.92%
   1,900   Corn Products International, Inc. (a)........       45,182       50,350
                                                           ----------   ----------
           INSURANCE CARRIERS - 8.06%
   2,300   Allstate Corp................................       50,878       51,175
     700   CIGNA Corp...................................       56,840       65,450
   4,700   Conseco, Inc.................................       31,278       45,825
   1,600   Lincoln National Corp........................       51,487       57,800
     900   Loews Corp...................................       46,508       54,000
   1,100   MBIA, Inc....................................       55,595       53,006
   1,900   Oxford Health Plans, Inc. (a)................       27,279       45,244
     800   UnitedHealth Group, Inc......................       50,966       68,600
                                                           ----------   ----------
                                                              370,831      441,100
                                                           ----------   ----------
           MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING
           - 1.41%
   1,100   Baxter International, Inc. (with rights).....       64,085       77,344
                                                           ----------   ----------
           MOTION PICTURE AND VIDEO INDUSTRIES - 4.08%
   1,000   AT&T Corp. - Liberty Media Group
             Class A (a)                                       24,209       24,249
   1,200   Viacom, Inc. (a).............................       60,961       82,050
   1,719   Viacom, Inc. Class B (a).....................       88,466      117,214
                                                           ----------   ----------
                                                              173,636      223,513
                                                           ----------   ----------
           MOTOR VEHICLE AND MOTOR VECHICLE PARTS
           WHOLESALERS - 0.04%
     170   Visteon Corp.................................        2,797        2,064
                                                           ----------   ----------
           MOTOR VEHICLE MANUFACTURING - 1.58%
   1,300   Ford Motor Co................................       67,808       55,900
     526   General Motors Corp..........................       45,350       30,541
                                                           ----------   ----------
                                                              113,158       86,441
                                                           ----------   ----------

--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           MOTOR VEHICLE PARTS
           MANUFACTURING - 0.75%
   1,500   Delphi Automotive Systems Corp...............   $   30,601   $   21,844
     200   Johnson Controls, Inc........................       12,278       10,262
     200   TRW, Inc.....................................       10,625        8,675
                                                           ----------   ----------
                                                               53,504       40,781
                                                           ----------   ----------
           NATURAL GAS DISTRIBUTION - 0.61%
     800   Williams Companies, Inc......................       29,649       33,350
                                                           ----------   ----------
           NEWSPAPER, PERIODICAL, BOOK AND DATABASE
           PUBLISHERS - 0.87%
     900   Knight Ridder, Inc...........................       43,008       47,869
                                                           ----------   ----------
           NONDEPOSITORY CREDIT BANKING - 1.72%
   4,100   C.I.T. Group, Inc............................       71,114       66,625
     900   Countrywide Credit Industries, Inc...........       28,428       27,281
                                                           ----------   ----------
                                                               99,542       93,906
                                                           ----------   ----------
           OTHER CROP FARMING - 0.78%
   2,900   UST, Inc.....................................       47,031       42,594
                                                           ----------   ----------
           OTHER ELECTRICAL EQUIPMENT AND
           COMPONENT - 2.00%
   2,300   Philips Electronics N.V. ADR.................       98,406      109,250
                                                           ----------   ----------
           OTHER GENERAL MERCHANDISE
           STORES - 1.44%
   3,100   Kmart Corp. (a)..............................       26,155       21,119
   1,000   Wal-Mart Stores, Inc.........................       54,967       57,625
                                                           ----------   ----------
                                                               81,122       78,744
                                                           ----------   ----------
           OTHER PERSONAL SERVICES - 0.56%
   2,200   Cendant Corp. (a)............................       34,853       30,800
                                                           ----------   ----------
           OTHER SPECIAL TRADE CONTRACTORS - 0.69%
     700   Textron, Inc.................................       41,171       38,019
                                                           ----------   ----------
           OTHER TELECOMMUNICATIONS - 5.19%
     471   Nortel Networks Corp.........................       24,255       32,146
   1,300   SBC Communications, Inc......................       53,908       56,225
     600   Sprint Corp..................................       37,939       30,600
     200   Telephone & Data Systems, Inc................       19,594       20,050
   1,100   US West, Inc.................................       75,658       94,325
   1,100   WorldCom, Inc. (a)...........................       43,987       50,462
                                                           ----------   ----------
                                                              255,341      283,808
                                                           ----------   ----------
           OUTPATIENT CARE CENTERS - 0.76%
   5,800   HEALTHSOUTH Corp. (a)........................       40,774       41,688
                                                           ----------   ----------
           PAINT, COATING AND ADHESIVE
           MANUFACTURING - 0.73%
     900   PPG Industries, Inc..........................       46,689       39,881
                                                           ----------   ----------
           PETROLEUM AND COAL PRODUCTS MANUFACTURING -
           5.45%
   1,000   Coastal Corp.................................       46,218       60,875
   1,100   Exxon Mobil Corp.............................       83,433       86,350

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
   1,300   Royal Dutch Petroleum Co. NY Shares..........   $   73,763   $   80,031
   1,300   Sunoco, Inc..................................       35,020       38,269
   1,300   USX-Marathon Group (with rights).............       31,064       32,581
                                                           ----------   ----------
                                                              269,498      298,106
                                                           ----------   ----------
           PHARMACEUTICAL AND MEDICINE MANUFACTURING -
           5.70%
   1,600   Abbott Laboratories..........................       60,946       71,300
   1,400   Bristol-Myers Squibb Co......................       82,088       81,550
   1,000   Merck & Co., Inc.............................       66,613       76,625
   1,600   Pharmacia Corp...............................       83,755       82,700
                                                           ----------   ----------
                                                              293,402      312,175
                                                           ----------   ----------
           RUBBER PRODUCT MANUFACTURING - 0.28%
   1,400   Cooper Tire & Rubber Co......................       19,717       15,575
                                                           ----------   ----------
           SECURITIES AND COMMODITY CONTRACTS AND
           BROKERAGE - 1.14%
   1,500   Bear Stearns Companies, Inc..................       63,908       62,438
                                                           ----------   ----------
           SEMICONDUCTOR, ELECTRONIC COMPONENT
           MANUFACTURING - 2.62%
     400   Micron Technology, Inc. (a)..................       24,969       35,225
   1,800   Tyco International Ltd.......................       80,360       85,275
   1,400   Viasystems Group, Inc. (a)...................       17,936       22,663
                                                           ----------   ----------
                                                              123,265      143,163
                                                           ----------   ----------
           SHIP AND BOAT BUILDING - 0.42%
   1,400   Brunswick Corp...............................       25,954       23,188
                                                           ----------   ----------
           SOFTWARE PUBLISHERS - 1.03%
   1,100   Computer Associates International, Inc.......       58,285       56,306
                                                           ----------   ----------
           SPORTING GOODS, HOBBY AND MUSICAL INSTRUMENT
           STORE - 1.04%
   3,900   Toys 'R' Us, Inc. (a)........................       56,592       56,794
                                                           ----------   ----------
           SUPPORT ACTIVITIES FOR MINING - 2.47%
   1,200   Diamond Offshore Drilling, Inc...............       45,223       42,150
   1,100   Schlumberger Ltd.............................       78,472       82,088
     200   Transocean Sedco Forex, Inc..................        9,125       10,688
                                                           ----------   ----------
                                                              132,820      134,926
                                                           ----------   ----------
           TELECOMMUNICATIONS RESELLERS - 0.13%
     300   BCE, Inc. (a)................................        7,748        7,144
                                                           ----------   ----------
           TOBACCO MANUFACTURING - 0.97%
   2,000   Philip Morris Companies, Inc.................       43,623       53,125
                                                           ----------   ----------
           WIRED TELECOMMUNICATIONS CARRIERS - 2.35%
   1,500   AT&T Corp....................................       75,453       47,438
   1,300   GTE Corp.....................................       92,364       80,925
                                                           ----------   ----------
                                                              167,817      128,363
                                                           ----------   ----------
           TOTAL COMMON STOCKS..........................   $4,859,134   $4,877,576
                                                           ==========   ==========

PREFERRED STOCKS-4.24%
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           INSURANCE CARRIERS - 1.01%
    800    Metropolitan Life Insurance, Conv. 8.00%.....   $  43,767    $   55,350
                                                           ----------   ----------

FORTIS SERIES FUND, INC.
AMERICAN LEADERS SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

PREFERRED STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           MOTION PICTURE AND VIDEO INDUSTRIES - 2.17%
   2,500   News Corp. Ltd. (The) ADR Preferred..........   $  98,965    $  118,750
                                                           ----------   ----------
           OTHER PERSONAL SERVICES - 0.20%
    500    Cendant Corp., Conv. 7.50%...................      12,405        10,875
                                                           ----------   ----------
           RAIL TRANSPORTATION - 0.86%
   1,200   Union Pacific Corp., Conv. 6.25%.............      50,175        46,800
                                                           ----------   ----------
           TOTAL PREFERRED STOCKS.......................     205,312       231,775
                                                           ==========   ==========
           TOTAL LONG-TERM INVESTMENTS..................   $5,064,446   $5,109,351
                                                           ==========   ==========

SHORT-TERM INVESTMENTS - 6.43%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                    Value (c)
   ---------                                                  ----------
              DEPOSITORY CREDIT-BANKING - 6.43%
   $351,900   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.42%........   $  351,900
                                                              ----------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $5,416,346)(b).............................   $5,461,251
                                                              ==========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $5,416,361 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $   409,522
Unrealized depreciation..........................................     (364,632)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $    44,890
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.22% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-94.33%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               ACCOUNTING, TAX PREPARATION AND PAYROLL
               SERVICES - 0.98%
       27,000  American Management Systems, Inc. (a)........   $ 1,053,153   $   886,360
                                                               -----------   -----------
               ADMINISTRATION OF ENVIRONMENTAL QUALITY
               PROGRAMS - 2.23%
      106,000  Waste Management, Inc........................     1,865,197     2,014,000
                                                               -----------   -----------
               AEROSPACE PRODUCT AND PARTS MANUFACTURING -
               6.35%
       82,000  Boeing Co....................................     3,223,934     3,428,625
       68,700  Honeywell International, Inc.................     3,505,689     2,314,331
                                                               -----------   -----------
                                                                 6,729,623     5,742,956
                                                               -----------   -----------
               AGENCIES, BROKERAGE AND OTHER INSURANCE
               ACTIVITIES - 2.43%
       20,000  J.P. Morgan & Co., Inc.......................     2,577,578     2,202,500
                                                               -----------   -----------
               ARCHITECTURAL, ENGINEERING AND RELATED
               SERVICES - 1.25%
       35,700  Fluor Corp...................................     1,454,057     1,129,013
                                                               -----------   -----------
               CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
               2.39%
      100,000  USA Networks, Inc. (a).......................     2,307,526     2,162,500
                                                               -----------   -----------
               COMPUTER AND PERIPHERAL EQUIPMENT
               MANUFACTURING - 0.58%
       10,000  Apple Computer, Inc. (a).....................       217,917       523,750
                                                               -----------   -----------
               COMPUTER SYSTEMS DESIGN AND RELATED
               SERVICES - 1.96%
       43,000  Electronic Data Systems Corp.................     2,732,300     1,773,750
                                                               -----------   -----------
               CONSUMER LENDING - 1.10%
       24,000  Household International, Inc.................       848,837       997,500
                                                               -----------   -----------
               CONVERTED PAPER PRODUCT MANUFACTURING - 2.70%
       93,000  Georgia-Pacific Group........................     2,751,152     2,441,250
                                                               -----------   -----------
               DATA PROCESSING, HOSTING AND RELATED
               SERVICES - 6.23%
       92,000  Affiliated Computer Services, Inc. (a).......     3,284,897     3,041,750
       52,200  First Data Corp..............................     2,315,559     2,590,425
                                                               -----------   -----------
                                                                 5,600,456     5,632,175
                                                               -----------   -----------
               DEPARTMENT STORES - 3.15%
       84,500  Federated Department Stores, Inc. (a)             3,396,112     2,851,875
                                                               -----------   -----------
               DEPOSITORY CREDIT-BANKING - 6.59%
       77,375  Citigroup, Inc...............................     2,675,118     4,661,843
       45,000  Washington Mutual, Inc.......................     1,193,206     1,299,375
                                                               -----------   -----------
                                                                 3,868,324     5,961,218
                                                               -----------   -----------
               ELECTRIC GENERATION, TRANSMISSION AND
               DISTRIBUTION - 3.24%
       17,000  Duke Energy Corp.............................       985,927       958,375
       96,000  Edison International.........................     2,054,358     1,968,000
                                                               -----------   -----------
                                                                 3,040,285     2,926,375
                                                               -----------   -----------
               ELECTRONICS AND APPLIANCE STORES - 3.20%
       61,000  RadioShack Corp. (with rights)...............     2,840,467     2,889,875
                                                               -----------   -----------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               GENERAL MEDICAL AND SURGICAL HOSPITALS -
               7.67%
      118,500  HCA - The Healthcare Co......................   $ 2,589,460   $ 3,599,438
      123,500  Tenet Healthcare Corp. (a)...................     2,654,909     3,334,500
                                                               -----------   -----------
                                                                 5,244,369     6,933,938
                                                               -----------   -----------
               INSURANCE CARRIERS - 10.94%
      106,000  Ace Ltd......................................     2,193,632     2,968,000
       51,000  MGIC Investment Corp.........................     1,757,574     2,320,500
       41,000  Radian Group, Inc............................     1,803,571     2,121,750
      124,000  UnumProvident Corp...........................     2,504,718     2,487,750
                                                               -----------   -----------
                                                                 8,259,495     9,898,000
                                                               -----------   -----------
               INVESTIGATION AND SECURITY SERVICES - 3.18%
      182,000  Sensormatic Electronics Corp. (a)............     2,703,646     2,877,875
                                                               -----------   -----------
               MOTOR VEHICLE PARTS MANUFACTURING - 1.30%
       81,000  Delphi Automotive Systems Corp...............     1,349,371     1,179,562
                                                               -----------   -----------
               NONDEPOSITORY CREDIT BANKING - 4.47%
       48,000  Fannie Mae...................................     2,537,938     2,505,000
       38,000  Freddie Mac..................................     1,653,660     1,539,000
                                                               -----------   -----------
                                                                 4,191,598     4,044,000
                                                               -----------   -----------
               OTHER FINANCIAL INVESTMENT ACTIVITIES - 1.14%
       34,000  Franklin Resources, Inc......................     1,094,523     1,032,750
                                                               -----------   -----------
               OTHER GENERAL PURPOSE MACHINERY
               MANUFACTURING - 1.29%
       34,000  Parker-Hannifin Corp.........................     1,506,543     1,164,500
                                                               -----------   -----------
               PETROLEUM AND COAL PRODUCTS MANUFACTURING -
               4.70%
       17,000  Coastal Corp.................................       719,910     1,034,875
      146,000  Conoco, Inc. Class A.........................     3,292,585     3,212,000
                                                               -----------   -----------
                                                                 4,012,495     4,246,875
                                                               -----------   -----------
               PULP, PAPER AND PAPERBOARD MILLS - 3.43%
      104,000  International Paper Co.......................     3,837,697     3,100,500
                                                               -----------   -----------
               SOFTWARE PUBLISHERS - 1.78%
       31,400  Computer Associates International, Inc.......     1,639,966     1,607,288
                                                               -----------   -----------
               SUPPORT ACTIVITIES FOR MINING - 5.16%
       48,000  Diamond Offshore Drilling, Inc...............     1,503,710     1,686,000
       43,000  Halliburton Co...............................     1,617,161     2,029,063
       26,500  Tidewater, Inc...............................       817,090       954,000
                                                               -----------   -----------
                                                                 3,937,961     4,669,063
                                                               -----------   -----------
               TOBACCO MANUFACTURING - 1.19%
       40,500  Philip Morris Companies, Inc.................     1,661,911     1,075,781
                                                               -----------   -----------
               WIRED TELECOMMUNICATIONS CARRIERS - 3.70%
      105,900  AT&T Corp....................................     3,648,995     3,349,087
                                                               -----------   -----------
               TOTAL COMMON STOCKS..........................   $84,371,554   $85,314,316
                                                               ===========   ===========

FORTIS SERIES FUND, INC.
VALUE SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

SHORT-TERM INVESTMENTS-5.37%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               CONSUMER LENDING - 1.48%
   $1,336,000  Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.53%......................   $ 1,336,000
                                                               -----------
               DEPOSITORY CREDIT - BANKING - 3.89%
   3,517,636   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........     3,517,635
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     4,853,635
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $89,225,189) (b)....................   $90,167,951
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $90,009,867 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 7,465,501
Unrealized depreciation.....................................   (7,307,417)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   158,084
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.

FORTIS SERIES FUND, INC.
CAPITAL OPPORTUNITIES SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-87.77%
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            ACCOUNTING, TAX PREPARATION AND PAYROLL
            SERVICES - 0.08%
       800  Integra S.A. (a).............................   $   17,004   $    7,147
                                                            ----------   ----------
            AEROSPACE PRODUCT AND PARTS MANUFACTURING -
            1.23%
     1,500  Boeing Co....................................       58,002       62,719
       800  Honeywell International, Inc.................       44,331       26,950
       400  United Technologies Corp.....................       25,333       23,550
                                                            ----------   ----------
                                                               127,666      113,219
                                                            ----------   ----------
            AGRICULTURE, CONSTRUCTION AND MINING
            MACHINERY - 1.02%
     1,000  Deere & Co...................................       39,342       37,000
     1,400  Ingersoll-Rand Co............................       60,577       56,350
                                                            ----------   ----------
                                                                99,919       93,350
                                                            ----------   ----------
            CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
            1.88%
       500  Cablevision Systems Corp. (a)................       31,765       33,937
     1,800  Comcast Corp. Special Class A (a)............       61,308       72,900
     2,500  United Pan-Europe Communications N.V. (a)....       67,946       65,640
                                                            ----------   ----------
                                                               161,019      172,477
                                                            ----------   ----------
            COMMERCIAL AND INDUSTRIAL MACHINERY AND
            EQUIPMENT - 0.39%
       400  Vivendi S.A..................................       41,944       35,449
                                                            ----------   ----------
            COMMERCIAL AND SERVICE INDUSTRY MACHINERY
            MANUFACTURING - 0.59%
       700  Bausch & Lomb, Inc...........................       40,067       54,162
                                                            ----------   ----------
            COMMUNICATIONS EQUIPMENT MANUFACTURING -
            6.00%
     1,200  ADC Telecommunications, Inc. (with
              rights) (a)................................       66,650      100,650
     1,600  Cisco Systems, Inc. (a)......................      104,550      101,700
       200  Extreme Networks, Inc. (a)...................       16,869       21,100
       900  Lucent Technologies, Inc.....................       56,306       53,325
     3,200  Motorola, Inc................................      117,878       93,000
     1,500  Nokia Oyj Corp. ADR..........................       77,524       74,906
     2,800  Telefonaktiebolaget LM Ericsson AB Class B          58,446       55,706
     1,500  WinStar Communications, Inc. (a).............       57,317       50,812
                                                            ----------   ----------
                                                               555,540      551,199
                                                            ----------   ----------
            COMPUTER AND PERIPHERAL EQUIPMENT
            MANUFACTURING - 3.78%
     2,300  Cabletron Systems, Inc. (a)..................       49,138       58,075
       800  Compaq Computer Corp.........................       22,283       20,450
     1,400  Dell Computer Corp. (a)......................       67,662       69,037
       650  EMC Corp. (a)................................       42,567       50,009
       300  Hewlett-Packard Co...........................       31,944       37,462
       200  International Business Machines Corp.........       22,862       21,912
     1,000  Seagate Technology, Inc. (a).................       49,280       55,000
        20  StorageNetworks, Inc. (a)....................          540        1,805
       300  VERITAS Software Corp. (a)...................       28,312       33,905
                                                            ----------   ----------
                                                               314,588      347,655
                                                            ----------   ----------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
            - 1.75%
       100  Brocade Communications Systems, Inc. (a)        $   10,881   $   18,348
       900  Computer Sciences Corp. (a)..................       67,255       67,219
       600  Digex, Inc. (a)..............................       40,006       40,762
       165  i2 Technologies, Inc. (a)....................       17,962       17,204
     1,200  Unisys Corp. (a).............................       29,754       17,475
                                                            ----------   ----------
                                                               165,858      161,008
                                                            ----------   ----------
            DEPOSITORY CREDIT-BANKING - 1.38%
     1,700  Chase Manhattan Corp.........................       86,198       78,306
       800  Citigroup, Inc...............................       49,315       48,200
                                                            ----------   ----------
                                                               135,513      126,506
                                                            ----------   ----------
            ELECTRIC GENERATION, TRANSMISSION AND
            DISTRIBUTION - 2.79%
     3,600  AES Corp. (a)................................      140,317      164,250
       520  Calpine Corp. (a)............................       23,703       34,190
       600  CMS Energy Corp..............................       11,439       13,275
     2,470  NRG Energy, Inc..............................       37,050       45,077
                                                            ----------   ----------
                                                               212,509      256,792
                                                            ----------   ----------
            ELECTRONICS AND APPLIANCE STORES - 1.24%
     2,400  RadioShack Corp. (with rights)...............      117,625      113,700
                                                            ----------   ----------
            ENGINE, TURBINE AND POWER TRANSMISSION
            EQUIPMENT - 0.00%
        10  Capstone Turbine Corp. (a)...................          160          451
                                                            ----------   ----------
            GROCERY STORES - 1.29%
     3,350  Kroger Co. (a)...............................       61,649       73,909
     1,000  Safeway, Inc. (a)............................       46,192       45,125
                                                            ----------   ----------
                                                               107,841      119,034
                                                            ----------   ----------
            HEALTH AND PERSONAL CARE STORES - 0.44%
     1,000  CVS Corp.....................................       44,030       40,000
                                                            ----------   ----------
            INDUSTRIAL MACHINERY MANUFACTURING - 1.53%
       500  Applied Materials, Inc. (a)..................       48,719       45,312
       500  Lam Research Corp. (a).......................       19,919       18,750
       700  Novellus Systems, Inc. (a)...................       39,956       39,594
       500  Teradyne, Inc. (a)...........................       44,672       36,750
                                                            ----------   ----------
                                                               153,266      140,406
                                                            ----------   ----------
            INSURANCE CARRIERS - 3.33%
       300  American International Group, Inc............       30,909       35,250
     3,000  AXA Financial, Inc...........................       98,304      102,000
     1,800  Hartford Financial Services Group, Inc.......       85,540      100,687
     1,900  Lincoln National Corp........................       59,907       68,637
                                                            ----------   ----------
                                                               274,660      306,574
                                                            ----------   ----------
            INTERNET PUBLISHING AND
            BROADCASTING - 0.13%
       200  NDS Group plc ADR (a)........................        8,600       12,200
                                                            ----------   ----------
            INTERNET SERVICE PROVIDERS AND WEB SEARCH
            PORTALS - 0.17%
       400  KPNQwest N.V. (a)............................       14,710       15,798
                                                            ----------   ----------
            MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
            SERVICES - 1.11%
     1,600  Allegiance Telecom, Inc. (a).................       99,448      102,400
                                                            ----------   ----------

FORTIS SERIES FUND, INC.
CAPITAL OPPORTUNITIES SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            METAL ORE MINING - 0.32%
       800  Phelps Dodge Corp............................   $   40,464   $   29,750
                                                            ----------   ----------
            MOTION PICTURE AND VIDEO INDUSTRIES - 1.14%
     1,800  UnitedGlobalCom, Inc. Class A (a)............       94,085       84,150
       300  Viacom, Inc. Class B (a).....................       19,542       20,456
                                                            ----------   ----------
                                                               113,627      104,606
                                                            ----------   ----------
            NATURAL GAS DISTRIBUTION - 1.01%
       600  Enron Corp...................................       41,455       38,700
     1,300  Williams Companies, Inc......................       49,972       54,194
                                                            ----------   ----------
                                                                91,427       92,894
                                                            ----------   ----------
            NAVIGATIONAL, MEASURING AND CONTROL
            INSTRUMENTS - 0.59%
       114  Agilent Technologies, Inc. (a)...............        8,978        8,438
       700  PE Corp. - PE Biosystems Group...............       42,326       46,112
                                                            ----------   ----------
                                                                51,304       54,550
                                                            ----------   ----------
            NEWSPAPER, PERIODICAL, BOOK AND DATABASE
            PUBLISHERS - 0.50%
     1,300  Tribune Co...................................       50,540       45,500
                                                            ----------   ----------
            NONDEPOSITORY CREDIT BANKING - 1.95%
     2,200  Associates First Capital Corp. Class A.......       48,368       49,088
       500  Fannie Mae...................................       29,886       26,094
     1,900  Freddie Mac..................................       87,253       76,950
       300  Providian Financial Corp.....................       25,487       27,000
                                                            ----------   ----------
                                                               190,994      179,132
                                                            ----------   ----------
            OIL AND GAS EXTRACTION - 0.66%
     1,800  EOG Resources, Inc...........................       43,592       60,300
                                                            ----------   ----------
            OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
            3.91%
       150  CIENA Corp. (a)..............................       17,431       25,003
     1,020  Corning, Inc.................................      171,807      275,273
     1,500  Metromedia Fiber Network, Inc. Class A (a)          48,500       59,531
                                                            ----------   ----------
                                                               237,738      359,807
                                                            ----------   ----------
            OTHER INFORMATION SERVICES - 0.28%
       500  IMPSAT Fiber Networks, Inc. (a)..............        8,000        8,375
       800  VIA NET.WORKS, Inc. (a)......................       13,550       12,350
       100  Vignette Corp. (a)...........................        4,575        5,202
                                                            ----------   ----------
                                                                26,125       25,927
                                                            ----------   ----------
            OTHER TELECOMMUNICATIONS - 7.91%
       800  Adelphia Business Solutions, Inc. (with
              rights) (a)................................       30,650       18,550
     1,900  AT&T Wireless Group (a)......................       52,862       52,963
       190  China Unicom Ltd. ADR........................        3,798        4,038
     2,300  Completel Europe N.V. (a)....................       38,133       28,662
       200  Crown Castle International Corp. (a).........        6,150        7,300
       200  Focal Communications Corp. (a)...............        7,846        7,150
     2,800  Nortel Networks Corp.........................      146,622      191,100
     1,742  NTL, Inc. (a)................................      120,658      104,295
       300  Qwest Communications International,
              Inc. (a)...................................       12,778       14,906
       300  Sprint Corp..................................       17,709       15,300
     1,000  Sprint Corp. (PCS Group) (a).................       53,280       59,500
     1,500  Tekelec (a)..................................       55,687       72,281

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
       600  Time Warner Telecom, Inc. Class A (a)........   $   28,400   $   38,625
       400  VoiceStream Wireless Corp. (a)...............       50,938       46,519
     2,000  Williams Communications Group, Inc. (a)......       74,654       66,375
                                                            ----------   ----------
                                                               700,165      727,564
                                                            ----------   ----------
            PETROLEUM AND COAL PRODUCTS MANUFACTURING -
            3.04%
     1,400  Coastal Corp.................................       65,580       85,225
     1,700  Conoco, Inc. Class A.........................       39,586       37,400
     2,800  Conoco, Inc. Class B.........................       67,733       68,775
     1,300  Ultramar Diamond Shamrock Corp...............       35,875       32,256
     1,100  Unocal Corp..................................       36,404       36,438
       600  Valero Energy Corp...........................       18,326       19,050
                                                            ----------   ----------
                                                               263,504      279,144
                                                            ----------   ----------
            PHARMACEUTICAL AND MEDICINE MANUFACTURING -
            3.95%
       600  American Home Products Corp..................       34,781       35,250
     1,500  Bristol-Myers Squibb Co......................       94,699       87,375
     2,750  Pfizer, Inc. (with rights)...................      110,155      132,000
     2,100  Pharmacia Corp...............................      113,464      108,544
                                                            ----------   ----------
                                                               353,099      363,169
                                                            ----------   ----------
            PIPELINE TRANSPORTATION OF NATURAL
            GAS - 0.30%
       400  Dynegy, Inc. Class A.........................       22,462       27,325
                                                            ----------   ----------
            RADIO AND TELEVISION BROADCASTING - 1.48%
       700  Hearst-Argyle Television, Inc. (a)...........       14,546       13,650
     3,100  Infinity Broadcasting Corp. Class A (a)......       96,193      112,956
       200  Pegasus Communications Corp. (a).............        8,052        9,813
                                                            ----------   ----------
                                                               118,791      136,419
                                                            ----------   ----------
            SEMICONDUCTOR, ELECTRONIC COMPONENT
            MANUFACTURING - 8.43%
       800  Analog Devices, Inc. (a).....................       49,724       60,800
       800  Atmel Corp. (a)..............................       41,044       29,500
     1,500  Fairchild Semiconductor Corp. Class A........       56,934       60,750
     1,200  Finisar Corp. (a)............................       39,475       31,425
       500  FLAG Telecom Holdings Ltd. (a)...............        7,375        7,438
       300  Flextronics International Ltd. (a)...........       19,931       20,606
       400  Intel Corp...................................       48,800       53,475
     1,100  LSI Logic Corp. (a)..........................       58,047       59,538
     1,000  Micron Technology, Inc. (a)..................       62,015       88,063
       700  Sanmina Corp. (a)............................       37,625       59,850
     1,700  Solectron Corp. (a)..........................       66,282       71,188
     4,900  Tyco International Ltd.......................      220,773      232,138
                                                            ----------   ----------
                                                               708,025      774,771
                                                            ----------   ----------
            SOFTWARE PUBLISHERS - 3.96%
       400  BEA Systems, Inc. (a)........................       14,888       19,775
     1,000  BMC Software, Inc. (a).......................       41,875       36,484
       100  Commerce One, Inc. (a).......................        5,828        4,539
       700  Computer Associates International, Inc.......       34,661       35,831
       100  Mercury Interactive Corp. (a)................        7,496        9,675
       900  Microsoft Corp. (a)..........................       63,851       72,000
       300  Oracle Corp. (a).............................       18,663       25,219
       200  Siebel Systems, Inc. (a).....................       21,475       32,713
       723  VeriSign, Inc. (a)...........................       83,537      127,521
                                                            ----------   ----------
                                                               292,274      363,757
                                                            ----------   ----------

--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            SUPPORT ACTIVITIES FOR MINING - 6.34%
     5,300  Baker Hughes, Inc............................   $  154,666   $  169,600
       400  BJ Services Co. (a)..........................       24,787       25,000
       700  Cooper Cameron Corp. (a).....................       47,926       46,200
       700  Global Marine, Inc. (a)......................       18,702       19,731
     1,600  Grant Prideco, Inc. (a)......................       30,282       40,000
     1,400  Halliburton Co...............................       59,098       66,063
     1,600  Noble Drilling Corp. (a).....................       60,025       65,900
     1,400  Transocean Sedco Forex, Inc..................       68,463       74,813
     1,900  Weatherford International, Inc. (a)..........       79,073       75,644
                                                            ----------   ----------
                                                               543,022      582,951
                                                            ----------   ----------
            TELECOMMUNICATIONS RESELLERS - 0.68%
       800  Sonera Oyj...................................       41,853       36,619
     2,000  Tele1 Europe Holding AB (a)..................       27,336       24,627
       100  Tele1 Europe Holdings AB ADR (a).............        1,225        1,206
                                                            ----------   ----------
                                                                70,414       62,452
                                                            ----------   ----------
            TRAVELER ACCOMMODATION - 0.32%
     1,400  Harrah's Entertainment, Inc. (a).............       30,405       29,313
                                                            ----------   ----------
            WIRED TELECOMMUNICATIONS
            CARRIERS - 7.18%
       900  Alltel Corp..................................       59,756       55,744
       600  Amdocs Ltd. (a)..............................       43,818       46,050
     1,200  AT&T Canada, Inc. (a)........................       57,581       39,825
     1,200  BroadWing, Inc. (a)..........................       32,157       31,125

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
    14,900  Cable & Wireless Optus Ltd. (a)..............   $   47,214   $   44,551
     2,389  Cable & Wireless plc.........................       43,652       40,472
     1,400  Energis plc (a)..............................       63,167       52,223
     5,200  Global Crossing Ltd. (a).....................      158,159      136,825
       600  GTE Corp.....................................       42,882       37,350
       100  Intermedia Communications, Inc. (a)..........        2,768        2,975
       800  MGC Communications, Inc. (a).................       39,122       47,950
     1,000  NEXTLINK Communications, Inc. Class A (a)           29,001       37,938
       100  Redback Networks, Inc. (a)...................       14,450       17,800
       400  Tellabs, Inc. (a)............................       25,976       27,375
     1,000  Versatel Telecom International N.V. (a)......       38,577       42,178
                                                            ----------   ----------
                                                               698,280      660,381
                                                            ----------   ----------
            WIRELESS TELECOMMUNICATIONS CARRIERS - 3.69%
     4,000  China Telecom (Hong Kong) Ltd. (a)...........       29,225       35,278
     1,000  Grupo Iusacell S.A. de C.V. ADR (a)..........       16,405       15,625
     2,100  Libertel N.V. (a)............................       40,012       32,108
         2  NTT DoCoMo, Inc..............................       65,359       54,251
     4,800  Partner Communications Co. Ltd. ADR (a)......       39,113       45,600
     2,400  Telesystem International Wireless,
              Inc. (a)...................................       66,434       44,400
    27,600  Vodafone AirTouch plc........................      128,013      111,562
                                                            ----------   ----------
                                                               384,561      338,824
                                                            ----------   ----------
            TOTAL COMMON STOCKS..........................   $7,722,780   $8,068,063
                                                            ==========   ==========

SHORT-TERM INVESTMENTS - 12.01%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                    Value (c)
   ----------                                                  ----------
               DEPOSITORY CREDIT-BANKING - 12.01%
   $1,104,496  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........   $1,104,496
                                                               ----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $8,827,276)(b).............................   $9,172,559
                                                               ==========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $8,842,055 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $   746,387
Unrealized depreciation..........................................     (415,883)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $   330,504
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.58% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-85.13%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ADVERTISING AND RELATED SERVICES-4.33%
     92,000  Interpublic Group of Companies, Inc.            $  3,639,753   $  3,956,000
     45,000  Omnicom Group, Inc...........................      1,934,535      4,007,813
     84,000  Young & Rubicam, Inc.........................      4,547,415      4,803,750
                                                             ------------   ------------
                                                               10,121,703     12,767,563
                                                             ------------   ------------
             AEROSPACE PRODUCT AND PARTS
             MANUFACTURING-0.53%
     46,000  Honeywell International, Inc.................      2,384,192      1,549,625
                                                             ------------   ------------
             AGENCIES, BROKERAGE AND OTHER INSURANCE
             ACTIVITIES-2.39%
     25,000  J.P. Morgan & Co., Inc.......................      3,581,522      2,753,125
     41,000  Marsh & McLennan Companies, Inc.                   2,780,477      4,281,938
                                                             ------------   ------------
                                                                6,361,999      7,035,063
                                                             ------------   ------------
             BEVERAGE MANUFACTURING-3.20%
     33,500  Anheuser-Busch Cos, Inc......................      2,289,297      2,502,031
     75,000  PepsiCo, Inc.................................      3,161,790      3,332,813
     61,700  Seagram Ltd..................................      3,807,392      3,578,600
                                                             ------------   ------------
                                                                9,258,479      9,413,444
                                                             ------------   ------------
             COMMUNICATIONS EQUIPMENT MANUFACTURING-0.63%
     25,200  Cisco Systems, Inc. (a)......................      1,237,162      1,601,775
      2,780  General Motors Corp. Class H.................        207,218        243,945
                                                             ------------   ------------
                                                                1,444,380      1,845,720
                                                             ------------   ------------
             COMPUTER AND PERIPHERAL EQUIPMENT
             MANUFACTURING-0.41%
     11,000  International Business Machines Corp.........      1,396,972      1,205,188
                                                             ------------   ------------
             COMPUTER SYSTEMS DESIGN AND RELATED
             SERVICES-1.51%
     83,000  Automatic Data Processing, Inc...............      3,887,357      4,445,688
                                                             ------------   ------------
             DATA PROCESSING, HOSTING AND RELATED
             SERVICES-0.45%
     27,000  First Data Corp..............................      1,502,788      1,339,875
                                                             ------------   ------------
             DEPARTMENT STORES-0.83%
     75,000  Sears, Roebuck & Co..........................      2,793,590      2,446,875
                                                             ------------   ------------
             DEPOSITORY CREDIT-BANKING-2.28%
     46,500  Citigroup, Inc...............................      2,386,323      2,801,625
     60,000  Northern Trust Corp..........................      3,007,228      3,903,750
                                                             ------------   ------------
                                                                5,393,551      6,705,375
                                                             ------------   ------------
             DRUGS AND DRUGGISTS SUNDRIES
             WHOLESALERS-0.58%
     23,000  Cardinal Health, Inc.........................      1,489,496      1,702,000
                                                             ------------   ------------
             ELECTRIC GENERATION, TRANSMISSION AND
             DISTRIBUTION-2.80%
    143,644  AES Corp. (a)................................      2,599,986      6,553,757
     47,900  Montana Power Co.............................      1,702,996      1,691,469
                                                             ------------   ------------
                                                                4,302,982      8,245,226
                                                             ------------   ------------
             GENERAL MEDICAL AND SURGICAL HOSPITALS-2.06%
    200,000  HCA - The Healthcare Co......................      5,226,230      6,075,000
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             INSURANCE CARRIERS-5.27%
     34,000  American International Group, Inc............   $  1,561,170   $  3,995,000
     27,500  Hartford Financial Services Group, Inc.......      1,527,900      1,538,281
    220,000  MetLife, Inc. (a)............................      3,135,000      4,633,750
    109,000  UnumProvident Corp...........................      2,172,798      2,186,813
    133,200  John Hancock Financial Services, Inc. (a)....      2,264,400      3,155,175
                                                             ------------   ------------
                                                               10,661,268     15,509,019
                                                             ------------   ------------
             MEDICAL EQUIPMENT AND SUPPLIES
             MANUFACTURING-0.50%
     21,000  Baxter International, Inc. (with rights)           1,497,321      1,476,563
                                                             ------------   ------------
             MOTION PICTURE AND VIDEO INDUSTRIES-2.45%
    117,700  Disney (Walt) Co.............................      3,485,885      4,568,231
     38,626  Viacom, Inc. Class B (a).....................      1,757,166      2,633,810
                                                             ------------   ------------
                                                                5,243,051      7,202,041
                                                             ------------   ------------
             NATURAL GAS DISTRIBUTION-2.19%
    100,000  Enron Corp...................................      2,928,738      6,450,000
                                                             ------------   ------------
             NEWSPAPER, PERIODICAL, BOOK AND DATABASE
             PUBLISHERS-4.44%
    100,000  McGraw-Hill Companies, Inc...................      4,094,108      5,400,000
     55,000  PRIMEDIA, Inc. (a)...........................      1,746,180      1,251,250
    162,000  Reader's Digest Association, Inc. Class A....      5,059,857      6,439,500
                                                             ------------   ------------
                                                               10,900,145     13,090,750
                                                             ------------   ------------
             NONDEPOSITORY CREDIT BANKING-0.45%
     60,000  Associates First Capital Corp. Class A             1,526,130      1,338,750
                                                             ------------   ------------
             OTHER ELECTRICAL EQUIPMENT AND
             COMPONENT-1.53%
     16,700  Corning, Inc.................................      1,923,983      4,506,913
                                                             ------------   ------------
             OTHER FOOD MANUFACTURING-1.37%
     77,000  Nabisco Holdings Corp. Class A...............      3,403,375      4,042,500
                                                             ------------   ------------
             OTHER GENERAL MERCHANDISE STORES-0.76%
     39,000  Wal-Mart Stores, Inc.........................      2,282,090      2,247,375
                                                             ------------   ------------
             OTHER MISCELLANEOUS MANUFACTURING-1.19%
     66,000  General Electric Co..........................      2,805,655      3,498,000
                                                             ------------   ------------
             OTHER TELECOMMUNICATIONS-6.53%
     80,000  Qwest Communications International,
               Inc. (a)...................................      4,019,771      3,975,000
    220,000  SBC Communications, Inc......................      7,204,830      9,515,000
     67,000  US West, Inc.................................      2,424,445      5,745,250
                                                             ------------   ------------
                                                               13,649,046     19,235,250
                                                             ------------   ------------
             PETROLEUM AND COAL PRODUCTS
             MANUFACTURING-5.87%
    152,000  BP Amoco plc ADR.............................      7,191,277      8,597,500
     30,000  Coastal Corp.................................      1,506,657      1,826,250
     48,800  Exxon Mobil Corp.............................      2,795,018      3,830,800
     30,800  Texaco, Inc..................................      1,757,038      1,640,100

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     42,000  Unocal Corp..................................   $  1,490,299   $  1,391,250
                                                             ------------   ------------
                                                               14,740,289     17,285,900
                                                             ------------   ------------
             PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-9.37%
     72,000  Abbott Laboratories..........................      3,063,424      3,208,500
    137,900  American Home Products Corp..................      6,760,087      8,101,625
     38,900  Lilly (Eli) & Co.............................      3,456,950      3,885,138
    104,500  Pfizer, Inc. (with rights)...................      3,573,463      5,016,000
     77,350  Pharmacia Corp...............................      2,547,719      3,998,028
     67,000  Schering-Plough Corp.........................      3,011,442      3,383,500
                                                             ------------   ------------
                                                               22,413,085     27,592,791
                                                             ------------   ------------
             PIPELINE TRANSPORTATION OF NATURAL GAS-3.18%
    137,000  Dynegy, Inc. Class A.........................      4,418,866      9,358,812
                                                             ------------   ------------
             SEMICONDUCTOR, ELECTRONIC COMPONENT
             MANUFACTURING-3.13%
      9,000  Intel Corp...................................      1,227,299      1,203,187
     93,000  Texas Instruments, Inc.......................      4,760,332      6,387,937
     46,250  Molex, Inc. Class A..........................      1,594,744      1,618,750
                                                             ------------   ------------
                                                                7,582,375      9,209,874
                                                             ------------   ------------
             SOAP, CLEANING COMPOUND, TOILET
             MANUFACTURING-3.31%
    130,000  Avon Products, Inc...........................      4,210,862      5,785,000
     66,000  Colgate-Palmolive Co.........................      3,666,737      3,951,750
                                                             ------------   ------------
                                                                7,877,599      9,736,750
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             SOFTWARE PUBLISHERS-2.07%
     16,000  Adobe Systems, Inc...........................   $  1,871,743   $  2,080,000
     50,100  Microsoft Corp. (a)..........................      5,128,047      4,008,000
                                                             ------------   ------------
                                                                6,999,790      6,088,000
                                                             ------------   ------------
             SUPPORT ACTIVITIES FOR MINING-3.58%
    110,000  Halliburton Co...............................      4,427,409      5,190,625
     48,000  Schlumberger Ltd.............................      3,184,666      3,582,000
     49,500  ENSCO International, Inc.....................      1,574,045      1,772,718
                                                             ------------   ------------
                                                                9,186,120     10,545,343
                                                             ------------   ------------
             TOBACCO MANUFACTURING-1.47%
    163,500  Philip Morris Companies, Inc.................      3,884,757      4,342,968
                                                             ------------   ------------
             TOY MANUFACTURING-0.78%
    175,000  Mattel, Inc..................................      2,049,301      2,307,813
                                                             ------------   ------------
             WIRED TELECOMMUNICATIONS CARRIERS-3.69%
     86,000  AT&T Corp....................................      3,075,399      2,719,750
     60,000  Bell Atlantic Corp...........................      4,038,987      3,048,750
     82,000  GTE Corp.....................................      3,840,836      5,104,500
                                                             ------------   ------------
                                                               10,955,222     10,873,000
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $202,491,925   $250,715,054
                                                             ============   ============

PREFERRED STOCKS-4.92%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             CABLE AND OTHER SUBSCRIPTION
             PROGRAMMING-1.05%
    76,500   MediaOne Group, Inc. Conv. 7.00%.............   $  3,322,969   $  3,098,250
                                                             ------------   ------------
             PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-2.90%
   158,000   Biovail Corp., Conv. 6.75%...................      7,900,000      8,551,750
                                                             ------------   ------------
             SOFTWARE PUBLISHERS-0.97%
    84,000   PSInet Inc., Conv. 7.00% (f).................      4,200,000      2,845,500
                                                             ------------   ------------
             TOTAL PREFERRED STOCKS.......................   $ 15,422,969   $ 14,495,500
                                                             ============   ============

CORPORATE BONDS-INVESTMENT GRADE-1.76%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               NEWSPAPER, PERIODICAL, BOOK AND DATABASE
               PUBLISHERS-1.76%
   $4,500,000  Tribune Co., 2.00% Conv. (PHONES-America
                 Online) 5-15-2029 (e)......................   A-            $  7,065,000   $  5,186,250
                                                                             ------------   ------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-6.47%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.80%
   $5,600,000  Echostar Communications Corp., 4.875% Conv.
                 1-1-2007 (f)...............................   NR            $  5,600,000   $  5,292,000
                                                                             ------------   ------------
               COMMUNITY CARE FACILITIES FOR THE
               ELDERLY-0.26%
   1,700,000   Assisted Living Concepts, Inc., 5.625% Conv.
                 5-1-2003 (f)...............................   NR               1,700,000        771,375
                                                                             ------------   ------------
               ELECTRICAL GOODS WHOLESALERS-0.44%
   1,800,000   Efficient Networks, Inc., 5.00% Conv.
                 3-15-2005 (f)..............................   NR               1,800,000      1,298,250
                                                                             ------------   ------------
               PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-1.87%
   5,300,000   Invitrogen Corp., 5.50% Conv. 3-01-2007
                 (f)........................................   NR               5,300,000      5,512,000
                                                                             ------------   ------------
               SEMICONDUCTOR, ELECTRONIC COMPONENT
               MANUFACTURING-0.96%
   1,600,000   Cypress Semiconductor Corp., 6.00% Conv.
                 10-1-2002 (f)..............................   B                1,600,000      2,836,000
                                                                             ------------   ------------
               WIRED TELECOMMUNICATIONS CARRIERS-1.14%
   2,500,000   Telefonos de Mexico, S.A., 4.25% Conv.
                 6-15-2004..................................   BB+              2,500,000      3,340,625
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                   18,500,000     19,050,250
                                                                             ============   ============
               TOTAL LONG-TERM INVESTMENTS..................                 $243,479,894   $289,447,054
                                                                             ============   ============

SHORT-TERM INVESTMENTS-2.49%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               CONSUMER LENDING-0.03%
   $  74,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.53%......................   $     74,000
                                                               ------------
               DEPOSITORY CREDIT-BANKING-2.46%
   7,249,049   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........      7,249,049
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      7,323,049
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $250,802,943)..............................   $296,770,103
                                                               ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $250,814,731 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $58,334,448
Unrealized depreciation.....................................  (12,379,076)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $45,955,372
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.27% of total net assets as of June 30, 2000.
 (e) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2000 was $18,555,125 which represents 6.30% of total net assets.

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-97.98%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             BASIC INDUSTRY - 6.29%
      7,700  Air Products and Chemicals, Inc..............   $    295,171   $    237,256
      6,500  American Power Conversion Corp. (a)                  230,762        265,281
      1,400  Armstrong Holdings, Inc......................         81,222         21,437
      2,400  Ashland, Inc.................................        110,778         84,150
      3,800  Avery Dennison Corp..........................        190,909        255,075
      1,800  Bemis Co., Inc...............................         69,726         60,525
      1,900  Boise Cascade Corp...........................         64,687         49,163
      2,000  Centex Corp..................................         55,586         47,000
     22,200  Dow Chemical Co..............................        709,595        670,165
     35,284  du Pont (E.I.) de Nemours & Co...............      2,200,071      1,543,675
      2,600  Eastman Chemical Co..........................        145,691        124,150
      4,400  Ecolab, Inc..................................        127,761        171,875
      4,300  Engelhard Corp...............................         84,586         73,370
      2,600  Fluor Corp...................................        122,314         82,225
      1,000  FMC Corp. (a)................................         70,894         58,000
      7,200  Fort James Corp..............................        281,531        166,500
    332,900  General Electric Co..........................      9,447,239     17,643,700
      5,700  Georgia-Pacific Group........................        195,543        149,625
      2,400  Grace (W.R.) & Co. (a).......................         36,934         29,100
      1,800  Great Lakes Chemical Corp.(with rights)......         73,900         56,700
      3,600  Hercules, Inc................................        139,411         50,625
     10,100  Illinois Tool Works, Inc.....................        593,198        575,700
     18,533  International Paper Co.......................        758,380        552,525
      1,600  Kaufman & Broad Home Corp....................         32,227         31,700
      3,133  Kerr-McGee Corp..............................        171,717        184,651
      3,500  Louisiana-Pacific Corp.......................         67,423         38,065
     15,100  Masco Corp...................................        401,534        272,745
      3,500  Mead Corp....................................        114,392         88,375
     13,300  Minnesota Mining and Manufacturing Co........      1,151,807      1,097,250
      4,400  Novellus Systems, Inc. (a)...................        240,337        248,875
      1,900  Owens Corning................................         69,445         17,575
      5,700  Pactiv Corp. (a).............................        189,831         44,887
      1,000  Potlatch Corp................................         45,205         33,125
      5,900  PPG Industries, Inc..........................        351,868        261,445
      5,300  Praxair, Inc.................................        240,386        198,420
      1,400  Pulte Corp...................................         29,990         30,275
      7,364  Rohm & Haas Co...............................        248,586        254,060
      2,843  Sealed Air Corp. (a).........................        150,475        148,902
      5,500  Sherwin-Williams Co..........................        159,748        116,531
      1,800  Temple-Inland, Inc...........................        110,551         75,600
      4,500  Union Carbide Corp...........................        221,216        222,750
      3,400  Vulcan Materials Co..........................        162,498        145,137
      3,400  Westvaco Corp................................        100,112         84,365
      7,800  Weyerhaeuser Co..............................        419,352        335,400
      3,700  Williamette Industries, Inc..................        136,977        100,825
      3,000  Worthington Industries, Inc..................         51,212         31,500
                                                             ------------   ------------
                                                               20,952,778     27,030,280
                                                             ------------   ------------
             CAPITAL SPENDING - 35.42%
     11,800  3Com Corp. (a)...............................        435,936        679,975
      3,500  Adaptec, Inc. (a)............................        137,551         79,625
     11,400  ADC Telecommunications,
               Inc. (with rights) (a).....................        342,891        956,175
      4,000  Adobe Systems, Inc...........................        120,991        520,000
      5,200  Advanced Micro Devices, Inc. (a).............        141,912        401,700
     15,200  Agilent Technologies, Inc. (a)...............        686,359      1,121,000
      6,700  Altera Corp. (a).............................        567,661        682,981
     77,300  America Online, Inc. (a).....................      3,632,578      4,077,575
     11,900  Analog Devices, Inc. (a).....................        363,083        904,400

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      2,700  Andrew Corp. (with rights) (a)...............   $     65,233   $     90,620
     11,000  Apple Computer, Inc. (a).....................        203,522        576,125
     27,200  Applied Materials, Inc. (a)..................        750,963      2,465,000
      2,000  Autodesk, Inc................................         68,482         69,375
     21,100  Automatic Data Processing, Inc...............        687,271      1,130,170
      8,200  BMC Software, Inc. (a).......................        439,591        299,171
     30,506  Boeing Co....................................      1,371,281      1,275,534
        800  Briggs & Stratton Corp.......................         37,887         27,400
      6,100  Cabletron Systems, Inc. (a)..................        114,156        154,025
     11,800  Caterpillar, Inc.............................        602,311        399,725
      4,900  Ceridian Corp. (a)...........................        125,208        117,906
    234,100  Cisco Systems, Inc. (a)......................      5,012,697     14,879,981
      6,200  Citrix Systems, Inc. (a).....................        286,012        117,412
     57,105  Compaq Computer Corp.........................      1,561,583      1,459,746
     19,800  Computer Associates International, Inc.......        895,635      1,013,515
      5,600  Computer Sciences Corp. (a)..................        295,014        418,250
     12,100  Compuware Corp. (a)..........................        435,252        125,537
      5,100  Comverse Technology, Inc. (a)................        302,581        474,300
      7,300  Conexant Systems.............................        622,127        354,962
      3,100  Cooper Industries, Inc.......................        164,717        100,945
      9,300  Corning, Inc.................................        662,050      2,509,837
      5,400  CP&L, Inc....................................        210,351        172,465
      2,175  Crane Co.....................................         63,855         52,879
      1,400  Cummins Engine Co., Inc......................         68,286         38,150
      4,800  Danaher Corp.................................        231,787        237,300
      7,900  Deere & Co...................................        369,160        292,300
     86,600  Dell Computer Corp. (a)......................      1,977,498      4,270,462
      6,800  Dover Corp...................................        225,884        275,825
      5,400  Dun & Bradstreet Corp........................        153,076        154,575
      2,400  Eaton Corp...................................        190,657        160,800
     15,700  Electronic Data Systems Corp.................        703,521        647,625
     73,000  EMC Corp. (a)................................      1,414,817      5,616,437
     14,400  Emerson Electric Co..........................        836,187        869,400
     13,900  First Data Corp..............................        501,243        689,790
     10,800  Gateway, Inc. (a)............................        354,811        612,900
      6,800  General Dynamics Corp........................        375,271        355,300
      5,950  Genuine Parts Co.............................        190,819        119,000
      3,600  Goodrich (B.F.) Co...........................        148,206        122,625
     33,700  Hewlett-Packard Co...........................      1,766,341      4,208,287
     26,862  Honeywell International, Inc.................      1,159,354        904,915
      5,450  Ingersoll-Rand Co............................        246,898        219,362
    112,700  Intel Corp...................................      5,931,013     15,066,581
     59,700  International Business Machines Corp.........      4,376,574      6,540,881
     10,200  Interpublic Group of Companies, Inc.                 312,610        438,600
      3,000  ITT Industries, Inc..........................        104,272         91,125
      2,900  Johnson Controls, Inc........................        153,497        148,806
      6,300  KLA-Tencor Corp. (a)........................         181,943        368,945
      4,300  Lexmark International Group, Inc.
               Class A (a)................................        289,378        289,175
     10,500  Linear Technology Corp.......................        579,362        671,345
     13,500  Lockheed Martin Corp.........................        613,402        334,968
     10,300  LSI Logic Corp. (a)..........................        187,088        557,487
    109,544  Lucent Technologies, Inc.....................      4,323,455      6,490,482
      9,500  Maxim Integrated Products, Inc. (a)..........        606,581        645,406
      2,000  McDermott International, Inc.................         56,108         17,625
      2,700  Mercury Interactive Corp. (a)................        254,981        261,225
     18,700  Micron Technology, Inc. (a)..................        492,352      1,646,770
    177,100  Microsoft Corp. (a)..........................      9,662,731     14,168,000
      1,600  Millipore Corp...............................         61,090        120,600
      6,625  Molex, Inc...................................        269,134        318,828

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     72,376  Motorola, Inc................................   $  1,560,990   $  2,103,427
      5,900  National Semiconductor Corp. (a).............        144,639        334,825
      3,200  NCR Corp. (a)................................        123,240        124,600
     10,200  Network Appliance, Inc. (a)..................        148,209        821,100
     25,500  Nextel Communications, Inc. Class A (a)......        620,971      1,560,281
     99,680  Nortel Networks Corp.........................      1,957,333      6,803,160
      2,300  Northrop Grumman Corp........................        199,135        152,375
     11,100  Novell, Inc. (a).............................        148,407        102,675
      6,000  Omnicom Group, Inc...........................        315,409        534,375
     95,500  Oracle Corp. (a).............................      1,308,069      8,027,970
      4,200  Pall Corp....................................         92,712         77,700
      9,300  Parametric Technology Corp. (a)..............        192,819        102,300
      3,800  Parker-Hannifin Corp.........................        146,523        130,150
     12,525  Paychex, Inc.................................        285,583        526,050
      7,000  PE Corp.-PE Biosystems Group.................        140,720        461,125
      9,300  PeopleSoft, Inc. (a).........................        237,210        155,775
      1,700  PerkinElmer, Inc.............................         48,594        112,412
      8,800  Pitney Bowes, Inc............................        423,124        352,000
     24,900  QUALCOMM, Inc. (a)...........................      1,316,318      1,494,000
      3,900  Quintiles Transnational Corp. (a)............         85,010         55,087
     11,400  Raytheon Co. Class B.........................        621,158        219,450
      6,300  Rockwell International Corp..................        285,946        198,450
      4,313  Sabre Holdings Corp..........................        205,003        122,920
      2,000  Sapient Corp. (a)............................        204,983        213,875
      5,400  Scientific-Atlanta, Inc......................         81,816        402,300
      7,600  Seagate Technology, Inc. (a).................        251,177        418,000
      6,700  Siebel Systems, Inc. (a).....................        884,094      1,095,870
      2,000  Snap-On, Inc.................................         75,916         53,250
     20,100  Solectron Corp. (a)..........................        547,214        841,690
      3,000  Stanley Works................................        110,791         71,250
     53,400  Sun Microsystems, Inc. (a)...................      1,080,883      4,856,065
      1,600  Tektronix, Inc. (a)..........................         58,988        118,400
      5,800  Teradyne, Inc. (a)...........................        285,336        426,300
     55,100  Texas Instruments, Inc.......................      1,150,008      3,784,681
      4,900  Textron, Inc.................................        327,842        266,131
      5,200  Thermo Electron Corp. (a)...................         148,063        109,525
      2,000  Thomas & Betts Corp..........................         90,824         38,250
      2,100  Timken (The) Co..............................         50,614         39,112
      4,200  TRW, Inc.....................................        222,582        182,175
     56,770  Tyco International Ltd.......................      1,779,399      2,689,478
     10,500  Unisys Corp. (a).............................        273,142        152,906
     15,800  United Technologies Corp.....................        769,509        930,225
     13,200  VERITAS Software Corp. (a)...................      1,729,181      1,491,806
     22,400  Xerox Corp...................................        974,652        464,800
     10,800  Xilinx, Inc. (a).............................        486,699        891,675
     18,300  Yahoo!, Inc. (a).............................      3,126,840      2,266,915
      2,400  Young & Rubicam, Inc.........................        150,488        137,250
                                                             ------------   ------------
                                                               86,244,291    152,194,349
                                                             ------------   ------------
             CONSUMER CYCLICAL - 7.45%
     14,255  Albertson's, Inc.............................        636,100        473,978
      4,600  AutoZone, Inc. (a)...........................        131,168        101,200
      4,700  Bed Bath & Beyond, Inc. (a)..................        163,731        170,375
      6,900  Best Buy Co., Inc. (a).......................        454,628        436,425
      2,900  Black & Decker Corp..........................        146,236        114,006
      3,000  Brunswick Corp...............................         78,141         49,690
      6,800  Circuit City Stores-Circuit City Group               171,440        225,675
      3,700  Consolidated Stores Corp. (a)................        123,913         44,400
      2,500  Cooper Tire & Rubber Co......................         53,587         27,815
     15,000  Costco Wholesale Corp. (a)...................        407,575        495,000
     13,100  CVS Corp.....................................        490,313        524,000

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      5,422  Dana Corp....................................   $    235,562   $    114,878
      4,200  Darden Restaurants, Inc......................         58,703         68,250
     18,899  Delphi Automotive Systems Corp...............        309,225        275,216
      3,100  Dillard's, Inc. Class A......................        103,945         37,975
     11,045  Dollar General Corp..........................        223,018        215,377
     10,500  Eastman Kodak Co.............................        764,191        624,750
      7,200  Federated Department Stores, Inc. (a)                308,750        243,000
     40,600  Ford Motor Co................................      1,693,805      1,745,800
     28,662  Gap, Inc.....................................        690,438        895,687
     18,400  General Motors Corp..........................      1,068,858      1,068,350
      3,200  Grainger (W.W.), Inc.........................        142,208         98,600
      1,300  Great Atlantic & Pacific Tea Co., Inc........         40,541         21,615
     10,200  Harley-Davidson, Inc.........................        362,012        392,700
      4,300  Harrah's Entertainment, Inc. (a).............         84,790         90,031
      5,800  Hasbro, Inc..................................        133,854         87,365
     12,400  Hilton Hotels Corp...........................        185,676        116,250
     77,850  Home Depot, Inc..............................      2,258,094      3,887,635
      8,800  JC Penney Company, Inc.......................        462,701        162,250
     16,200  Kmart Corp. (a)..............................        233,621        110,365
     11,000  Kohl's Corp. (a).............................        335,977        611,875
     28,100  Kroger Co. (a)...............................        633,929        619,956
     14,500  Limited (The), Inc...........................        201,266        313,565
      2,000  Liz Claiborne, Inc...........................         84,259         70,500
      3,500  Loews Corp...................................        321,460        210,000
      1,300  Longs Drug Stores Corp.......................         41,324         28,275
     12,900  Lowe's Companies, Inc........................        477,236        529,706
      8,200  Marriott International, Inc. Class A.........        273,675        295,715
     14,300  Mattel, Inc..................................        425,454        188,581
     11,200  May Department Stores Co.....................        415,525        268,800
      2,800  Maytag Corp..................................        118,796        103,250
     45,000  McDonald's Corp..............................      1,405,301      1,482,187
      2,100  Navistar International Corp. (a).............         60,252         65,231
      9,200  Nike, Inc. Class B...........................        478,362        366,275
      4,500  Nordstrom, Inc...............................        131,954        108,565
     10,900  Office Depot, Inc. (a).......................        236,556         68,125
      2,600  PACCAR, Inc..................................        118,083        103,187
      1,500  Polaroid Corp................................         58,990         27,095
      6,400  RadioShack Corp. (with rights)...............        150,736        303,200
      1,900  Reebok International Ltd. (a)................         45,752         30,281
      8,700  Rite Aid Corp. (a)...........................        257,994         57,095
      1,100  Russell Corp.................................         29,706         22,000
     16,900  Safeway, Inc. (a)............................        894,960        762,615
     12,500  Sears, Roebuck & Co..........................        613,645        407,812
        600  Springs Industries, Inc. Class A.............         32,931         19,312
     16,300  Staples, Inc. (a)............................        348,046        250,612
      6,200  Starbucks Corp. (a)..........................        214,000        236,762
     15,300  Target Corp..................................        663,634        887,400
      2,400  Tiffany & Co.................................        154,449        162,000
     10,300  TJX Companies, Inc...........................        249,991        193,125
      7,900  Toys 'R' Us, Inc. (a)........................        200,492        115,045
      5,000  Tricon Global Restaurants, Inc. (a)..........        189,441        141,250
      4,516  Visteon Corp.................................         63,926         54,755
    150,000  Wal-Mart Stores, Inc.........................      4,382,118      8,643,750
     33,900  Walgreen Co..................................        662,440      1,091,156
      4,000  Wendy's International, Inc...................         94,087         71,250
      2,500  Whirlpool Corp...............................        141,998        116,565
      4,900  Winn-Dixie Stores, Inc.......................        192,594         70,131
                                                             ------------   ------------
                                                               27,618,163     32,015,662
                                                             ------------   ------------
             CONSUMER DISCRETIONARY - 3.66%
      6,400  Allied Waste Industries, Inc. (a)............        111,843         64,000
     10,600  Alltel Corp..................................        548,344        656,540

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      2,200  American Greetings Corp. Class A.............   $     78,994   $     41,800
     20,400  Carnival Corp................................        892,500        397,800
     11,400  Clear Channel Communications, Inc. (a).......        627,293        855,000
     30,200  Comcast Corp. Special Class A (a)............        842,857      1,223,100
      2,400  Deluxe Corp..................................         81,544         56,550
     69,900  Disney (Walt) Co.............................      2,139,316      2,712,995
      4,200  Donnelley (R.R.) & Sons Co...................        155,320         94,765
      3,000  Dow Jones & Co., Inc.........................        142,300        219,750
      9,200  Gannett Co., Inc.............................        534,127        550,275
      5,300  Goodyear Tire & Rubber Co....................        302,767        106,000
      2,400  Harcourt General, Inc........................        100,428        130,500
      2,600  Knight Ridder, Inc...........................        136,993        138,290
      6,600  Leggett & Platt, Inc.........................        144,975        108,900
      6,500  McGraw-Hill Companies, Inc...................        253,637        351,000
      1,700  Meredith Corp................................         56,529         57,375
      5,700  New York Times Co. Class A...................        167,229        225,150
      2,000  Ryder System, Inc............................         58,541         37,875
     44,300  Time Warner, Inc.............................      2,073,477      3,366,800
     10,400  Tribune Co...................................        301,512        364,000
      3,900  V.F. Corp....................................        176,210         92,868
     51,289  Viacom, Inc. Class B (a).....................      1,458,801      3,497,268
     20,905  Waste Management, Inc........................        945,241        397,195
                                                             ------------   ------------
                                                               12,330,778     15,745,796
                                                             ------------   ------------
             CONSUMER STAPLES - 5.82%
      1,900  Alberto-Culver Co. Class B...................         51,567         58,070
     15,400  Anheuser-Busch Companies, Inc................        817,896      1,150,190
     20,276  Archer-Daniels-Midland Co....................        345,453        198,960
      8,000  Avon Products, Inc...........................        303,923        356,000
      9,200  BestFoods....................................        442,092        637,100
      2,300  Brown-Forman Corp. Class B...................        128,476        123,625
     14,200  Campbell Soup Co.............................        673,489        413,575
      7,900  Clorox Co....................................        353,227        354,020
     83,300  Coca-Cola Co.................................      5,405,174      4,784,543
     14,200  Coca-Cola Enterprises, Inc...................        429,914        231,640
     19,400  Colgate-Palmolive Co.........................        760,649      1,161,575
     16,600  ConAgra, Inc.................................        483,076        316,437
      1,200  Coors (Adolph) Co. Class B...................         55,173         72,600
      5,400  Fortune Brands, Inc..........................        190,529        124,537
     10,000  General Mills, Inc...........................        356,306        382,500
     35,500  Gillette Co..................................      1,704,078      1,240,281
     11,900  Heinz (H.J.) Co..............................        585,506        520,625
      4,600  Hershey Foods Corp...........................        275,330        223,962
      3,500  International Flavors & Fragrances, Inc......        156,668        105,656
     13,600  Kellogg Co...................................        518,339        404,600
     18,700  Kimberly-Clark Corp..........................        953,147      1,072,912
     11,000  Nabisco Group Holdings Corp..................        220,941        285,312
      1,400  National Service Industries, Inc.............         53,967         27,300
      9,389  Newell Rubbermaid, Inc.......................        374,183        241,766
     48,500  PepsiCo, Inc.................................      1,737,490      2,155,218
     76,900  Philip Morris Companies, Inc.................      3,191,932      2,042,656
     44,000  Procter & Gamble Co..........................      3,465,936      2,519,000
      4,400  Quaker Oats Co...............................        228,288        330,550
     10,300  Ralston-Ralston Purina Group.................        224,236        205,356
     30,100  Sara Lee Corp................................        731,136        581,306
     14,700  Seagram Ltd..................................        618,652        852,600
      4,600  Supervalu, Inc...............................         94,275         87,687
     11,200  Sysco Corp...................................        267,775        471,800
      1,900  Tupperware Corp..............................         55,559         41,800
     19,196  Unilever N.V. NY Shares......................      1,313,196        825,428

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      5,700  UST, Inc.....................................   $    173,098   $     83,718
      3,800  Wrigley (Wm.) Jr. Co.........................        291,222        304,712
                                                             ------------   ------------
                                                               28,031,898     24,989,617
                                                             ------------   ------------
             ENERGY & RELATED - 6.04%
      3,000  Amerada Hess Corp............................        163,413        185,250
      4,300  Anadarko Petroleum Corp......................        150,880        212,043
      3,800  Apache Corp..................................        127,993        223,487
      7,205  Burlington Resources, Inc....................        297,836        275,591
     21,900  Chevron Corp.................................      1,747,758      1,857,393
      3,800  CMS Energy Corp..............................        166,728         84,075
      7,200  Coastal Corp.................................        229,801        438,300
      2,700  Columbia Energy Group........................        135,661        177,187
     21,002  Conoco, Inc. Class B.........................        540,310        515,861
     12,353  Duke Energy Corp.............................        660,491        696,400
        900  Eastern Enterprises..........................         37,895         56,700
      7,800  El Paso Energy Corp..........................        316,324        397,312
     24,600  Enron Corp...................................        706,669      1,586,700
    117,148  Exxon Mobil Corp.............................      7,517,057      9,196,118
     14,900  Halliburton Co...............................        589,456        703,093
      1,600  Nicor, Inc...................................         59,858         52,200
     12,400  Occidental Petroleum Corp....................        288,189        261,175
      1,000  ONEOK, Inc...................................         32,259         25,937
      1,200  Peoples Energy Corp..........................         42,745         38,850
      8,500  Phillips Petroleum Co........................        382,150        430,843
      3,200  Rowan Companies, Inc. (a)....................         66,231         97,200
     72,200  Royal Dutch Petroleum Co. NY Shares                3,720,429      4,444,812
     19,100  Schlumberger Ltd.............................      1,074,952      1,425,337
      3,000  Sunoco, Inc..................................        105,000         88,312
     18,600  Texaco, Inc..................................      1,051,525        990,450
      4,900  Tosco Corp...................................        130,480        138,731
      8,492  Union Pacific Resources Group, Inc...........        168,017        186,824
      8,200  Unocal Corp..................................        307,472        271,625
     10,500  USX-Marathon Group (with rights).............        315,318        263,156
     14,900  Williams Companies, Inc......................        467,254        621,143
                                                             ------------   ------------
                                                               21,600,151     25,942,105
                                                             ------------   ------------
             FINANCE - 12.61%
      4,744  Aetna, Inc. (with rights)....................        388,877        304,505
      8,900  AFLAC, Inc...................................        456,274        408,843
     25,100  Allstate Corp................................        983,887        558,475
     45,000  American Express Co..........................      1,410,951      2,345,625
      8,310  American General Corp........................        500,224        506,910
     51,915  American International Group, Inc............      3,472,888      6,100,012
     13,200  AmSouth Bancorporation.......................        356,847        207,900
      8,625  Aon Corp.....................................        325,042        267,914
     24,512  Associates First Capital Corp. Class A               764,274        546,924
     55,794  Bank of America Corp.........................      3,610,848      2,399,142
     24,800  Bank of New York Co., Inc....................        725,194      1,153,200
     38,632  Bank One Corp................................      1,885,612      1,026,162
     11,700  BB&T Corp....................................        393,376        279,337
      3,747  Bear Stearns Companies, Inc..................        172,671        155,968
      6,600  Capital One Financial Corp...................        282,886        294,525
     24,236  Cendant Corp. (a)............................        557,091        339,304
      7,100  Charter One Financial, Inc...................        173,317        163,300
     41,650  Chase Manhattan Corp.........................      1,891,451      1,918,503
      5,900  Chubb Corp. (with rights)....................        385,493        362,850
      5,600  CIGNA Corp...................................        389,288        523,600
      5,400  Cincinnati Financial Corp....................        225,988        169,762
    113,536  Citigroup, Inc...............................      4,121,293      6,840,544
      5,250  Comerica, Inc................................        288,101        235,593
     10,982  Conseco, Inc.................................        409,457        107,074

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      3,800  Countrywide Credit Industries, Inc...........   $    155,746   $    115,187
      4,800  Equifax, Inc.................................        164,680        126,000
     33,900  Fannie Mae...................................      1,943,286      1,769,156
     10,425  Fifth Third Bancorp..........................        583,493        659,381
     32,970  First Union Corp.............................      1,613,762        818,068
     32,673  Firstar Corp.................................        946,566        688,175
     30,325  FleetBoston Financial Corp...................      1,120,207      1,031,050
      8,200  Franklin Resources, Inc......................        379,783        249,075
     23,400  Freddie Mac..................................      1,046,836        947,700
      5,400  Golden West Financial Corp...................        155,505        220,387
      3,300  H & R Block, Inc.............................        134,645        106,837
      7,300  Hartford Financial Services Group, Inc.......        361,068        408,343
     15,873  Household International, Inc.................        627,118        659,721
      7,628  Huntington Bancshares, Inc...................        218,604        120,617
      5,700  J.P. Morgan & Co., Inc.......................        665,270        627,712
      3,450  Jefferson-Pilot Corp.........................        196,195        194,709
     14,800  KeyCorp......................................        464,634        260,850
      4,100  Lehman Brothers Holdings, Inc................        237,706        387,706
      6,500  Lincoln National Corp........................        260,017        234,812
      9,050  Marsh & McLennan Companies, Inc.                     533,283        945,159
      3,300  MBIA, Inc....................................        206,285        159,018
     26,975  MBNA Corp....................................        574,344        731,696
     16,800  Mellon Financial Corp........................        491,411        612,150
     13,100  Merrill Lynch & Co., Inc.....................        961,195      1,506,500
      3,600  MGIC Investment Corp.........................        170,396        163,800
     38,130  Morgan Stanley Dean Witter & Co..............      1,382,789      3,174,322
     20,400  National City Corp...........................        656,755        348,075
      7,500  Northern Trust Corp..........................        292,339        487,968
      4,620  Old Kent Financial Corp......................        175,335        123,585
      4,900  Paine Webber Group, Inc......................        211,901        222,950
      9,800  PNC Bank Corp................................        490,768        459,375
      4,100  Price (T. Rowe) Associates, Inc..............        131,950        174,250
      2,500  Progressive Corp. (The)......................        303,482        185,000
      4,750  Providian Financial Corp.....................        247,810        427,500
      7,400  Regions Financial Corp.......................        263,586        147,075
      4,300  SAFECO Corp..................................        191,274         85,462
     45,800  Schwab (Charles) Corp........................        738,791      1,540,025
      5,300  SLM Holding Corp.............................        246,601        198,418
      5,700  SouthTrust Corp..............................        225,419        128,962
      7,558  St. Paul Companies, Inc......................        275,891        257,916
      5,400  State Street Corp............................        346,652        572,737
      5,900  Summit Bancorp, Inc..........................        266,093        145,287
     10,600  SunTrust Banks, Inc..........................        725,915        484,287
      9,550  Synovus Financial Corp. (with rights)                205,607        168,318
      4,400  Torchmark Corp...............................        145,264        108,625
     25,271  U.S. Bancorp.................................        834,261        486,466
      4,700  Union Planters Corp..........................        225,451        131,306
      8,066  UnumProvident Corp...........................        383,829        161,824
      6,800  Wachovia Corp................................        527,191        368,900
     19,072  Washington Mutual, Inc.......................        756,126        550,704
     54,200  Wells Fargo & Co.............................      1,882,507      2,100,250
                                                             ------------   ------------
                                                               50,516,952     54,199,368
                                                             ------------   ------------
             HEALTH CARE - 11.50%
     52,100  Abbott Laboratories..........................      1,975,650      2,321,706
      4,400  Allergan, Inc................................        124,936        327,800
      3,500  ALZA Corp. (a)...............................        148,261        206,937
      4,600  Ameren Corp..................................        177,581        155,250
     43,900  American Home Products Corp..................      2,013,885      2,579,125
     34,600  Amgen, Inc. (with rights) (a)................        754,266      2,430,650
      1,700  Bard (C.R.), Inc.............................         66,283         81,812

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      1,800  Bausch & Lomb, Inc...........................   $     90,308   $    139,275
      9,800  Baxter International, Inc. (with rights)             539,705        689,062
      8,500  Becton, Dickinson and Co.....................        254,138        243,843
      5,000  Biogen, Inc. (a).............................        460,938        322,500
      4,000  Biomet, Inc..................................        117,828        153,750
     13,700  Boston Scientific Corp. (a)..................        416,258        300,543
     66,400  Bristol-Myers Squibb Co......................      3,374,298      3,867,800
      9,300  Cardinal Health, Inc.........................        581,543        688,200
     10,300  Guidant Corp. (a)............................        380,119        509,850
     18,750  HCA - The Healthcare Co......................        501,641        569,531
     13,000  HEALTHSOUTH Corp. (a)........................        266,459         93,437
      5,600  Humana, Inc. (a).............................        104,437         27,300
     10,200  IMS Health, Inc..............................        225,091        183,600
     46,800  Johnson & Johnson............................      3,482,372      4,767,750
     38,000  Lilly (Eli) & Co.............................      2,507,232      3,795,250
      2,300  Mallinckrodt, Inc............................         76,040         99,906
      3,400  Manor Care, Inc. (a).........................        100,459         23,800
      9,518  McKesson HBOC, Inc...........................        623,131        199,283
      7,000  MedImmune, Inc. (a)..........................        460,688        518,000
     40,300  Medtronic, Inc. (with rights)................      1,223,251      2,007,443
     77,400  Merck & Co., Inc.............................      4,829,829      5,930,775
    212,200  Pfizer, Inc. (with rights)...................      5,682,553     10,185,600
     42,744  Pharmacia Corp...............................      1,772,038      2,209,330
     49,300  Schering-Plough Corp.........................      1,879,237      2,489,650
      2,900  Sigma-Aldrich Corp...........................         97,046         84,825
      2,800  St. Jude Medical, Inc. (a)...................         93,812        128,450
     10,500  Tenet Healthcare Corp. (a)...................        281,577        283,500
      5,600  UnitedHealth Group, Inc......................        292,570        480,200
      3,200  Watson Pharmaceuticals, Inc. (a).............        138,939        172,000
      2,100  Wellpoint Health Networks, Inc. (a)..........        181,176        152,118
                                                             ------------   ------------
                                                               36,295,575     49,419,851
                                                             ------------   ------------
             METAL & MINING - 0.79%
      7,400  Alcan Aluminium Ltd..........................        224,718        229,400
     29,052  Alcoa, Inc...................................        642,539        842,508
      2,846  Allegheny Technologies, Inc..................        121,697         51,228
     11,100  Baker Hughes, Inc............................        314,299        355,200
      1,000  Ball Corp....................................         39,046         32,187
     13,300  Barrick Gold Corp............................        273,149        241,893
      4,400  Bethlehem Steel Corp. (a)....................         42,826         15,675
      4,300  Crown Cork & Seal Co., Inc...................        172,920         64,500
      5,400  Freeport-McMoRan Copper & Gold, Inc.
               Class B (a)................................        109,534         49,950
      8,800  Homestake Mining Co..........................         94,686         60,500
      6,400  Inco Ltd. (a)................................        127,583         98,400
      5,601  Newmont Mining Corp..........................        154,107        121,121
      2,900  Nucor Corp...................................        143,104         96,243
      5,000  Owens-Illinois, Inc. (a).....................        172,165         58,437
      2,660  Phelps Dodge Corp............................        153,311         98,918
     11,000  Placer Dome, Inc.............................        151,921        105,187
      5,000  Sanmina Corp. (a)............................        419,350        427,500
      7,100  Transocean Sedco Forex, Inc..................        247,882        379,406
      3,000  USX-U.S. Steel Group.........................         87,925         55,687
                                                             ------------   ------------
                                                                3,692,762      3,383,940
                                                             ------------   ------------
             TRANSPORTATION - 0.58%
      5,000  AMR Corp. (a)................................        141,214        132,187
     15,100  Burlington Northern Santa Fe Corp............        474,549        346,356
      7,400  CSX Corp.....................................        351,531        156,787
      4,300  Delta Air Lines, Inc.........................        239,259        217,418
      9,760  FedEx Corp. (a)..............................        345,698        370,880
      3,800  Kansas City Southern Industries, Inc.                217,451        337,012

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     12,900  Norfolk Southern Corp........................   $    395,607   $    191,887
     16,737  Southwest Airlines Co........................        219,343        316,956
      8,300  Union Pacific Corp...........................        465,021        308,656
      2,400  US Airways Group, Inc. (a)...................        132,583         93,600
                                                             ------------   ------------
                                                                2,982,256      2,471,739
                                                             ------------   ------------
             UTILITIES - 7.82%
     14,300  AES Corp. (a)................................        318,656        652,437
     10,800  American Electric Power Co., Inc.............        460,608        319,950
    126,287  AT&T Corp....................................      4,543,545      3,993,826
     52,018  Bell Atlantic Corp...........................      2,400,293      2,643,164
     63,300  BellSouth Corp...............................      2,087,830      2,698,162
      4,700  CenturyTel, Inc..............................        208,209        135,125
      5,300  Cinergy Corp.................................        174,503        134,818
      7,300  Consolidated Edison, Inc.....................        292,296        216,262
      5,000  Constellation Energy Group...................        143,440        162,812
      5,200  Convergys Corp. (a)..........................        243,500        269,750
      7,994  Dominion Resources, Inc......................        304,765        342,742
      4,800  DTE Energy Co................................        172,276        146,700
     11,500  Edison International.........................        288,993        235,750
      8,200  Entergy Corp.................................        226,322        222,937
      7,800  FirstEnergy Corp.............................        213,514        182,325
      3,300  Florida Progress Corp........................        139,955        154,687
      6,000  FPL Group, Inc...............................        326,192        297,000
     29,690  Global Crossing Ltd. (a).....................        702,195        781,218

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
      4,100  GPU, Inc.....................................   $    154,790   $    110,956
     32,400  GTE Corp.....................................      1,800,581      2,016,900
      3,900  New Century Energies, Inc....................        176,219        117,000
      5,900  Niagara Mohawk Holdings, Inc. (a)............         79,816         82,231
      5,300  Northern States Power Co.....................        135,086        106,993
      6,200  PECO Energy Co...............................        188,007        249,937
     13,000  PG&E Corp....................................        371,000        320,125
      2,900  Pinnacle West Capital Corp...................        108,196         98,237
      4,900  PPL Corp.....................................        121,394        107,493
      7,300  Public Service Enterprise Group, Inc.                237,118        252,762
      9,974  Reliant Energy, Inc..........................        257,170        294,856
    114,436  SBC Communications, Inc......................      4,352,890      4,949,357
      6,855  Sempra Energy................................        173,033        116,535
     22,300  Southern Co..................................        556,877        519,868
     29,500  Sprint Corp..................................        982,971      1,504,500
     30,800  Sprint Corp. (PCS Group) (a).................        523,834      1,832,600
     13,800  Tellabs, Inc. (a)............................        531,879        944,437
      9,202  TXU Corp.....................................        378,057        271,459
      6,000  Unicom Corp..................................        202,476        232,125
     17,119  US West, Inc.................................        816,966      1,467,954
     96,336  WorldCom, Inc. (a)...........................      3,463,851      4,419,414
                                                             ------------   ------------
                                                               28,859,303     33,605,404
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $319,124,907   $420,998,111
                                                             ============   ============

SHORT-TERM INVESTMENTS - 1.82%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               DEPOSITORY CREDIT-BANKING - 1.61%
   $6,944,661  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $  6,944,661
                                                               ------------
               U.S. TREASURY BILLS - 0.21%
     910,000   U.S. Treasury Bill, 5.78% 9-21-2000 (e)......        898,209
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      7,842,870
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $326,967,777)(b)...........................   $428,840,981
                                                               ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $327,100,408 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $132,265,451
Unrealized depreciation..........................................   (30,524,878)
-------------------------------------------------------------------------------
Net unrealized appreciation......................................  $101,740,573
-------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.21% of total net assets as of June 30, 2000.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                                                     Unrealized
                                                                             Market                  Appreciation/
                                                                             Value                   (Depreciation)
                                                              Number of    Covered by                    at
Issuer                                                        Contract(s)  Contract(s)  Expiration   6/30/2000
----------------------------------------------------------------------------------------------------------------
                                                                                         September
Standard & Poor's 500.......................................      22       $8,074,550      2000       $(100,025)

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-97.42%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               ADVERTISING AND RELATED SERVICES - 0.71%
       24,400  Omnicom Group, Inc...........................   $  1,432,898   $  2,173,125
                                                               ------------   ------------
               AEROSPACE PRODUCT AND PARTS MANUFACTURING -
               0.42%
       21,900  United Technologies Corp.....................      1,299,279      1,289,362
                                                               ------------   ------------
               AGENCIES, BROKERAGE AND OTHER INSURANCE
               ACTIVITIES - 0.90%
       26,300  Marsh & McLennan Companies, Inc.                   1,877,308      2,746,706
                                                               ------------   ------------
               BEVERAGE MANUFACTURING - 1.53%
       28,200  Coca-Cola Co.................................      1,554,887      1,619,738
       68,800  PepsiCo, Inc.................................      2,510,591      3,057,300
                                                               ------------   ------------
                                                                  4,065,478      4,677,038
                                                               ------------   ------------
               BUILDING MATERIALS AND SUPPLIES DEALERS -
               1.44%
       67,200  Home Depot, Inc..............................      2,222,716      3,355,800
       25,800  Lowe's Companies, Inc........................      1,385,282      1,059,412
                                                               ------------   ------------
                                                                  3,607,998      4,415,212
                                                               ------------   ------------
               CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
               0.29%
       22,200  Comcast Corp. Special Class A (a)............        838,314        899,100
                                                               ------------   ------------
               CLOTHING STORES - 0.00%
          400  Gap, Inc.....................................         21,191         12,500
                                                               ------------   ------------
               COMMUNICATIONS EQUIPMENT MANUFACTURING -
               4.20%
      127,600  Cisco Systems, Inc. (a)......................      3,214,218      8,110,575
       48,500  Ericsson (L.M.) Telephone Co. Class B ADR....      1,046,441        970,000
        1,200  Motorola, Inc................................         72,140         34,875
       70,500  Nokia Oyj Corp. ADR..........................      1,193,840      3,520,594
        4,000  QUALCOMM, Inc. (a)...........................        366,630        240,000
                                                               ------------   ------------
                                                                  5,893,269     12,876,044
                                                               ------------   ------------
               COMPUTER AND PERIPHERAL EQUIPMENT
               MANUFACTURING - 4.10%
       81,500  Dell Computer Corp. (a)......................      3,298,874      4,018,969
        9,600  EMC Corp. (a)................................        170,862        738,600
       25,900  Hewlett-Packard Co...........................      1,691,270      3,234,263
          400  Lexmark International Group, Inc.
                 Class A (a)................................         46,125         26,900
       23,300  Sun Microsystems, Inc. (a)...................        671,840      2,118,844
       21,450  VERITAS Software Corp. (a)...................      1,071,859      2,424,185
                                                               ------------   ------------
                                                                  6,950,830     12,561,761
                                                               ------------   ------------
               COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
               - 1.32%
       13,700  Ariba, Inc. (a)..............................      1,011,825      1,343,242
       50,400  Automatic Data Processing, Inc...............      1,619,207      2,699,550
                                                               ------------   ------------
                                                                  2,631,032      4,042,792
                                                               ------------   ------------
               CONVERTED PAPER PRODUCT MANUFACTURING - 0.44%
       23,300  Kimberly-Clark Corp..........................      1,414,309      1,336,838
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               DATA PROCESSING, HOSTING AND RELATED SERVICES
               - 0.87%
       53,900  First Data Corp..............................   $  2,200,058   $  2,674,788
                                                               ------------   ------------
               DEPARTMENT STORES - 0.47%
       24,700  Target Corp..................................      1,518,417      1,432,600
                                                               ------------   ------------
               DEPOSITORY CREDIT-BANKING - 8.16%
       16,200  Bank of America Corp.........................      1,064,771        696,600
       75,200  Bank of New York Co., Inc....................      2,557,106      3,496,800
       12,150  Chase Manhattan Corp.........................        641,062        559,659
      149,273  Citigroup, Inc...............................      5,500,017      8,993,698
      112,300  Firstar Corp.................................      2,736,887      2,365,319
       76,900  Mellon Financial Corp........................      2,363,698      2,802,044
       31,400  State Street Corp............................      2,467,507      3,330,362
       71,300  Wells Fargo & Co.............................      2,590,599      2,762,875
                                                               ------------   ------------
                                                                 19,921,647     25,007,357
                                                               ------------   ------------
               ELECTROMEDICAL MANUFACTURING - 1.22%
        5,600  Medtronic, Inc. (with rights)................        263,960        278,950
       27,600  Waters Corp. (a).............................      1,741,623      3,444,825
                                                               ------------   ------------
                                                                  2,005,583      3,723,775
                                                               ------------   ------------
               ELECTRONICS AND APPLIANCE STORES - 0.07%
        6,900  Circuit City Stores-Circuit City Group.......        389,072        228,994
                                                               ------------   ------------
               GRAIN AND OILSEED MILLING - 0.19%
        7,900  Quaker Oats Co...............................        500,089        593,487
                                                               ------------   ------------
               GROCERY STORES - 1.85%
       85,000  Kroger Co. (a)...............................      2,088,245      1,875,312
       84,200  Safeway, Inc. (a)............................      3,333,112      3,799,525
                                                               ------------   ------------
                                                                  5,421,357      5,674,837
                                                               ------------   ------------
               HEALTH AND PERSONAL CARE STORES - 0.75%
       57,642  CVS Corp.....................................      2,252,420      2,305,680
                                                               ------------   ------------
               INDUSTRIAL MACHINERY MANUFACTURING - 1.14%
       38,400  Applied Materials, Inc. (a)..................      1,482,540      3,480,000
                                                               ------------   ------------
               INSURANCE CARRIERS - 3.88%
       75,200  Ace Ltd......................................      1,878,392      2,105,600
       12,400  American International Group, Inc............      1,067,751      1,457,000
       23,100  CIGNA Corp...................................      1,835,123      2,159,850
       52,400  UnitedHealth Group, Inc......................      2,795,039      4,493,300
       23,300  Wellpoint Health Networks, Inc. (a)                1,782,231      1,687,794
                                                               ------------   ------------
                                                                  9,358,536     11,903,544
                                                               ------------   ------------
               LIMITED-SERVICE EATING PLACES - 0.22%
       20,100  McDonald's Corp..............................        782,268        662,044
                                                               ------------   ------------
               MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING
               - 0.91%
       32,100  Baxter International, Inc. (with rights).....      1,984,968      2,257,031
        5,300  Johnson & Johnson............................        497,934        539,938
                                                               ------------   ------------
                                                                  2,482,902      2,796,969
                                                               ------------   ------------

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               MOTION PICTURE AND VIDEO INDUSTRIES - 3.20%
       52,600  AT&T Corp. - Liberty Media Group
                 Class A (a)................................   $  1,164,694   $  1,275,550
       39,100  Clear Channel Communications, Inc. (a).......      2,578,841      2,932,500
       82,096  Viacom, Inc. Class B (a).....................      2,591,511      5,597,921
                                                               ------------   ------------
                                                                  6,335,046      9,805,971
                                                               ------------   ------------
               NAVIGATIONAL, MEASURING AND CONTROL
               INSTRUMENTS - 1.11%
        9,877  Agilent Technologies, Inc. (a)...............        475,297        728,429
       36,500  Danaher Corp.................................      1,270,879      1,804,469
       13,000  PE Corp. - PE Biosystems Group...............      1,135,951        856,375
                                                               ------------   ------------
                                                                  2,882,127      3,389,273
                                                               ------------   ------------
               NEWSPAPER, PERIODICAL, BOOK AND DATABASE
               PUBLISHERS - 0.20%
        8,100  Time Warner, Inc.............................        544,600        615,600
                                                               ------------   ------------
               NONDEPOSITORY CREDIT BANKING - 5.20%
       60,000  American Express Co..........................      2,182,753      3,127,500
       33,300  Associates First Capital Corp. Class A.......      1,140,442        743,006
       53,800  Capital One Financial Corp...................      1,917,058      2,400,825
       61,100  Fannie Mae...................................      3,639,306      3,188,656
      132,700  Freddie Mac..................................      6,640,922      5,374,350
       12,100  Providian Financial Corp.....................      1,046,388      1,089,000
                                                               ------------   ------------
                                                                 16,566,869     15,923,337
                                                               ------------   ------------
               OTHER CHEMICAL AND PREPARATION MANUFACTURING
               - 0.03%
        1,600  Eastman Kodak Co.............................        122,619         95,200
                                                               ------------   ------------
               OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
               2.65%
       27,300  Corning, Inc.................................      1,725,830      7,367,588
       15,800  Philips Electronics N.V. ADR.................        714,443        750,500
                                                               ------------   ------------
                                                                  2,440,273      8,118,088
                                                               ------------   ------------
               OTHER FABRICATED METAL PRODUCT MANUFACTURING
               - 0.02%
        4,000  Masco Corp...................................        120,939         72,250
                                                               ------------   ------------
               OTHER GENERAL MERCHANDISE STORES - 1.45%
       76,900  Wal-Mart Stores, Inc.........................      2,656,560      4,431,362
                                                               ------------   ------------
               OTHER INFORMATION SERVICES - 1.78%
       84,600  America Online, Inc. (a).....................      3,991,900      4,462,650
        8,000  Yahoo!, Inc. (a).............................        950,737        991,000
                                                               ------------   ------------
                                                                  4,942,637      5,453,650
                                                               ------------   ------------
               OTHER MISCELLANEOUS MANUFACTURING - 2.29%
      132,600  General Electric Co..........................      4,313,174      7,027,800
                                                               ------------   ------------
               OTHER TELECOMMUNICATIONS - 3.62%
       49,400  Nextel Communications, Inc. Class A (a)......      2,160,622      3,022,662
       49,100  Nortel Networks Corp.........................      2,843,824      3,351,075
       11,700  Sprint Corp. (PCS Group) (a).................        666,371        696,150

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       87,596  WorldCom, Inc. (a)...........................   $  3,145,810   $  4,018,466
                                                               ------------   ------------
                                                                  8,816,627     11,088,353
                                                               ------------   ------------
               PETROLEUM AND COAL PRODUCTS MANUFACTURING -
               3.72%
       12,100  Amerada Hess Corp............................        778,144        747,175
       32,000  BP Amoco plc ADR.............................      1,469,502      1,810,000
       31,600  Chevron Corp.................................      2,789,233      2,680,075
       51,080  Exxon Mobil Corp.............................      3,232,780      4,009,780
       34,800  Royal Dutch Petroleum Co. NY Shares..........      2,082,026      2,142,375
                                                               ------------   ------------
                                                                 10,351,685     11,389,405
                                                               ------------   ------------
               PHARMACEUTICAL AND MEDICINE MANUFACTURING -
               10.64%
       52,700  American Home Products Corp..................      2,578,293      3,096,125
       23,500  Amgen, Inc. (with rights) (a)................        804,755      1,650,875
       22,200  Bristol-Myers Squibb Co......................      1,453,540      1,293,150
       32,000  Lilly (Eli) & Co.............................      2,457,773      3,196,000
       24,600  MedImmune, Inc. (a)..........................      1,255,366      1,820,400
       28,500  Merck & Co., Inc.............................      2,001,119      2,183,812
      294,000  Pfizer, Inc. (with rights)...................      7,989,542     14,112,000
       48,857  Pharmacia Corp...............................      2,113,174      2,525,296
       53,900  Schering-Plough Corp.........................      2,401,951      2,721,950
                                                               ------------   ------------
                                                                 23,055,513     32,599,608
                                                               ------------   ------------
               RADIO AND TELEVISION BROADCASTING - 0.59%
       49,900  Infinity Broadcasting Corp. Class A (a)......      1,140,512      1,818,231
                                                               ------------   ------------
               RAIL TRANSPORTATION - 0.69%
       23,900  Kansas City Southern Industries, Inc.........      1,628,964      2,119,631
                                                               ------------   ------------
               SCIENTIFIC RESEARCH AND DEVELOPMENT SERVICES
               - 0.90%
       16,100  Genentech, Inc. (a)..........................      1,150,585      2,769,200
                                                               ------------   ------------
               SECURITIES AND COMMODITY CONTRACTS AND
               BROKERAGE - 1.18%
        3,500  Goldman Sachs Group, Inc.....................        185,500        332,063
       34,500  Morgan Stanley Dean Witter & Co..............      1,433,640      2,872,125
       12,150  Schwab (Charles) Corp........................        441,537        408,544
                                                               ------------   ------------
                                                                  2,060,677      3,612,732
                                                               ------------   ------------
               SEMICONDUCTOR, ELECTRONIC
               COMPONENT MANUFACTURING - 12.99%
       36,700  Altera Corp. (a).............................      1,676,199      3,741,106
       14,900  Analog Devices, Inc. (a).....................        939,592      1,132,400
       41,900  Flextronics International Ltd. (a)...........      2,105,316      2,878,006
       60,400  Intel Corp...................................      3,855,500      8,074,725
       24,200  JDS Uniphase Corp. (a).......................      1,729,221      2,900,975
       48,800  Maxim Integrated Products, Inc. (a)                1,205,513      3,315,350
        8,500  PMC-Sierra, Inc. (a).........................      1,305,638      1,510,344
        6,100  SDL, Inc. (a)................................      1,073,696      1,739,644
       39,200  Solectron Corp. (a)..........................      1,229,831      1,641,500
       55,300  Texas Instruments, Inc.......................      1,520,778      3,798,419
      144,072  Tyco International Ltd.......................      4,383,657      6,825,411
       27,400  Xilinx, Inc. (a).............................        713,642      2,262,212
                                                               ------------   ------------
                                                                 21,738,583     39,820,092
                                                               ------------   ------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               SOFTWARE PUBLISHERS - 7.18%
       38,400  BMC Software, Inc. (a).......................   $  1,775,199   $  1,401,000
       27,000  Computer Associates International, Inc.......      1,661,901      1,382,063
        2,100  Electronic Arts, Inc. (a)....................        206,379        153,169
       12,100  Intuit, Inc. (a).............................        438,237        500,638
          400  Macromedia, Inc. (a).........................         45,293         38,675
       92,000  Microsoft Corp. (a)..........................      6,195,811      7,360,000
       76,100  Oracle Corp. (a).............................      1,617,411      6,397,156
        8,100  Peregrine Systems, Inc. (a)..................        598,583        280,969
       19,200  Siebel Systems, Inc. (a).....................      2,036,106      3,140,400
        1,800  Softbank Corp................................        444,154        244,979
        2,472  VeriSign, Inc. (a)...........................        350,664        436,308
       10,800  Vitria Technology, Inc. (a)..................        543,107        660,150
                                                               ------------   ------------
                                                                 15,912,845     21,995,507
                                                               ------------   ------------
               SUPPORT ACTIVITIES FOR MINING - 0.60%
       57,500  Baker Hughes, Inc............................      1,533,546      1,840,000
                                                               ------------   ------------
               TOBACCO MANUFACTURING - 0.26%
       29,900  Philip Morris Companies, Inc.................      1,279,927        794,219
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               TRAVEL ARRANGEMENT AND RESERVATION SERVICES -
               0.20%
       16,100  Priceline.com, Inc. (a)......................   $    883,867   $    611,548
                                                               ------------   ------------
               TRAVELER ACCOMMODATION - 0.34%
       34,000  MGM Grand, Inc...............................        901,000      1,049,750
                                                               ------------   ------------
               WIRED TELECOMMUNICATIONS CARRIERS - 0.45%
        4,000  GTE Corp.....................................        283,624        249,000
       18,800  NEXTLINK Communications, Inc.
                 Class A (a)................................        950,149        713,225
        6,000  Tellabs, Inc. (a)............................        390,929        410,625
                                                               ------------   ------------
                                                                  1,624,702      1,372,850
                                                               ------------   ------------
               WIRELESS TELECOMMUNICATIONS CARRIERS - 1.05%
          400  China Telecom HK Ltd ADR.....................         71,855         71,125
       75,600  Vodafone AirTouch plc ADR....................      2,690,606      3,132,675
                                                               ------------   ------------
                                                                  2,762,461      3,203,800
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $214,113,133   $298,532,010
                                                               ============   ============

SHORT-TERM INVESTMENTS - 2.25%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               OTHER INVESTMENT POOLS AND FUNDS - 1.77%
   $1,810,249  First American Prime Obligation Fund, Current
                 rate -- 6.20%..............................   $  1,810,249
   3,600,439   T. Rowe Price Reserve Money Market Mutual
                 Fund, Current Rate -- 6.69%................      3,600,439
                                                               ------------
                                                                  5,410,688
                                                               ------------
               SALES FINANCING - 0.15%
     480,000   FCAR Owner Trust, 6.76% 9-7-2000.............        473,955
                                                               ------------
               SERVICES - 0.33%
   1,000,000   Gannett Co., 6.64% 7-6-2000..................        998,917
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      6,883,560
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $220,996,693) (b)..........................   $305,415,570
                                                               ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $221,831,825 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $90,824,697
Unrealized depreciation.....................................   (7,240,952)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $83,583,745
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.71% of total net assets as of June 30, 2000.
 (e) Securities sold within the terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This investment has been identified by portfolio management as an illiquid security. The portfolio entered into the following Section 144A security transaction:

Period Acquired  Shares/Par    Security                                                      Cost Basis
---------------  ----------    --------                                                      ----------
2000               34,000      MGM Grand, Inc. - 144A                                         $901,000

       The aggregate value of this security at June 30, 2000, was $1,049,750, which represents 0.34% of total net assets.

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES II
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-91.58%
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           ADVERTISING AND RELATED SERVICES - 0.57%
     900   Interpublic Group of Companies, Inc..........   $   35,446   $   38,700
                                                           ----------   ----------
           AEROSPACE PRODUCT AND PARTS MANUFACTURING -
           0.69%
     800   United Technologies Corp.....................       46,805       47,100
                                                           ----------   ----------
           AGRICULTURE, CONSTRUCTION AND MINING
           MACHINERY - 0.35%
     600   Ingersoll-Rand Co............................       26,843       24,150
                                                           ----------   ----------
           BASIC CHEMICAL MANUFACTURING - 0.70%
     700   Air Products and Chemicals, Inc..............       21,704       21,569
     600   du Pont (E.I.) de Nemours & Co...............       32,731       26,250
                                                           ----------   ----------
                                                               54,435       47,819
                                                           ----------   ----------
           BEVERAGE MANUFACTURING - 0.34%
     400   Coca-Cola Co.................................       18,687       22,975
                                                           ----------   ----------
           BUILDING MATERIALS AND SUPPLIES DEALERS -
           1.90%
   2,600   Home Depot, Inc..............................      147,299      129,837
                                                           ----------   ----------
           CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
           0.71%
   1,200   Comcast Corp. Special Class A (a)............       44,625       48,600
                                                           ----------   ----------
           CLOTHING STORES - 0.41%
     900   Gap, Inc.....................................       33,499       28,125
                                                           ----------   ----------
           COMMUNICATIONS EQUIPMENT MANUFACTURING -
           6.84%
   4,400   Cisco Systems, Inc. (a)......................      292,556      279,675
     500   Comverse Technology, Inc. (a)................       42,462       46,500
     700   Lucent Technologies, Inc.....................       40,665       41,475
   2,000   Nokia Oyj Corp. ADR..........................      104,185       99,875
                                                           ----------   ----------
                                                              479,868      467,525
                                                           ----------   ----------
           COMPUTER AND PERIPHERAL EQUIPMENT
           MANUFACTURING - 8.02%
   1,300   Dell Computer Corp. (a)......................       64,290       64,106
   1,700   EMC Corp. (a)................................      109,958      130,794
     500   Gateway, Inc. (a)............................       26,252       28,375
     400   International Business Machines Corp.........       45,312       43,825
   1,600   Sun Microsystems, Inc. (a)...................      143,444      145,500
   1,200   VERITAS Software Corp. (a)...................      128,070      135,619
                                                           ----------   ----------
                                                              517,326      548,219
                                                           ----------   ----------
           DATA PROCESSING, HOSTING AND RELATED SERVICES
           - 1.37%
   1,100   First Data Corp..............................       52,068       54,587
     900   Fiserv, Inc. (a).............................       32,887       38,925
                                                           ----------   ----------
                                                               84,955       93,512
                                                           ----------   ----------
           DEEP SEA, COASTAL, GREAT LAKES WATER
           TRANSPORTATION - 0.43%
   1,500   Carnival Corp................................       34,951       29,250
                                                           ----------   ----------
           DEPARTMENT STORES - 1.10%
   1,300   Target Corp..................................       88,322       75,400
                                                           ----------   ----------
           DEPOSITORY CREDIT-BANKING - 4.12%
   1,900   Chase Manhattan Corp.........................       97,792       87,519
   2,000   Citigroup, Inc...............................      124,306      120,500
     500   Fifth Third Bancorp..........................       31,894       31,625
     400   State Street Corp............................       40,212       42,425
                                                           ----------   ----------
                                                              294,204      282,069
                                                           ----------   ----------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           ELECTRIC GENERATION, TRANSMISSION AND
           DISTRIBUTION - 0.42%
   1,400   Edison International.........................   $   25,754   $   28,700
                                                           ----------   ----------
           ELECTROMEDICAL MANUFACTURING - 1.96%
     800   Guidant Corp. (a)............................       42,398       39,600
   1,900   Medtronic, Inc. (with rights)................       98,278       94,644
                                                           ----------   ----------
                                                              140,676      134,244
                                                           ----------   ----------
           GROCERY STORES - 0.66%
   1,000   Safeway, Inc. (a)............................       44,433       45,125
                                                           ----------   ----------
           INDUSTRIAL MACHINERY MANUFACTURING - 0.93%
     700   Applied Materials, Inc. (a)..................       66,837       63,437
                                                           ----------   ----------
           INSURANCE CARRIERS - 2.06%
   1,200   American International Group, Inc............      128,548      141,000
                                                           ----------   ----------
           MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING
           - 0.60%
     400   Johnson & Johnson............................       32,906       40,750
                                                           ----------   ----------
           MOTION PICTURE AND VIDEO INDUSTRIES - 2.98%
   3,200   AT&T Corp.- Liberty Media Group Class A (a)         76,867       77,600
     500   Clear Channel Communications, Inc. (a).......       33,040       37,500
   1,300   Viacom, Inc. Class B (a).....................       67,466       88,644
                                                           ----------   ----------
                                                              177,373      203,744
                                                           ----------   ----------
           NATURAL GAS DISTRIBUTION - 0.85%
     900   Enron Corp...................................       60,643       58,050
                                                           ----------   ----------
           NEWSPAPER, PERIODICAL, BOOK AND DATABASE
           PUBLISHERS - 1.22%
   1,100   Time Warner, Inc.............................       95,483       83,600
                                                           ----------   ----------
           NONDEPOSITORY CREDIT BANKING - 2.52%
   1,500   American Express Co..........................       72,979       78,187
   1,100   Fannie Mae...................................       67,211       57,406
     900   Freddie Mac..................................       43,146       36,450
                                                           ----------   ----------
                                                              183,336      172,043
                                                           ----------   ----------
           OTHER GENERAL MERCHANDISE STORES - 2.57%
   1,300   Costco Wholesale Corp. (a)...................       65,481       42,900
   2,300   Wal-Mart Stores, Inc.........................      127,756      132,537
                                                           ----------   ----------
                                                              193,237      175,437
                                                           ----------   ----------
           OTHER INFORMATION SERVICES - 1.68%
   1,000   America Online, Inc. (a).....................       58,605       52,750
     500   Yahoo!, Inc. (a).............................       63,438       61,937
                                                           ----------   ----------
                                                              122,043      114,687
                                                           ----------   ----------
           OTHER MISCELLANEOUS MANUFACTURING - 4.65%
   6,000   General Electric Co..........................      307,685      318,000
                                                           ----------   ----------
           OTHER TELECOMMUNICATIONS - 6.09%
   1,300   Nextel Communications, Inc. Class A (a)......       69,290       79,544
   2,900   Nortel Networks Corp.........................      155,363      197,925
   1,300   SBC Communications, Inc......................       56,376       56,225
   1,800   WorldCom, Inc. (a)...........................       73,569       82,575
                                                           ----------   ----------
                                                              354,598      416,269
                                                           ----------   ----------
           PETROLEUM AND COAL PRODUCTS MANUFACTURING -
           2.40%
   1,700   Exxon Mobil Corp.............................      132,389      133,450
     500   Royal Dutch Petroleum Co. NY Shares..........       27,890       30,781
                                                           ----------   ----------
                                                              160,279      164,231
                                                           ----------   ----------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES II (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           PHARMACEUTICAL AND MEDICINE MANUFACTURING -
           9.38%
     700   Allergan, Inc................................   $   40,169   $   52,150
     600   American Home Products Corp..................       33,537       35,250
   1,200   Amgen, Inc. (with rights) (a)................       72,188       84,300
     600   Bristol-Myers Squibb Co......................       37,493       34,950
     500   Merck & Co., Inc.............................       33,571       38,312
   5,600   Pfizer, Inc. (with rights)...................      225,964      268,800
   1,000   Pharmacia Corp...............................       52,657       51,687
   1,500   Schering-Plough Corp.........................       59,820       75,750
                                                           ----------   ----------
                                                              555,399      641,199
                                                           ----------   ----------
           PIPELINE TRANSPORTATION OF NATURAL
           GAS - 0.45%
     600   El Paso Energy Corp..........................       24,056       30,563
                                                           ----------   ----------
           PULP, PAPER AND PAPERBOARD MILLS - 0.26%
     400   Bowater, Inc.................................       20,662       17,650
                                                           ----------   ----------
           SCHEDULED AIR TRANSPORTATION - 0.22%
     300   Delta Air Lines, Inc.........................       15,423       15,169
                                                           ----------   ----------
           SECURITIES AND COMMODITY CONTRACTS AND
           BROKERAGE - 2.91%
     500   Merrill Lynch & Co., Inc.....................       47,952       57,500
   1,700   Morgan Stanley Dean Witter & Co..............      125,311      141,525
                                                           ----------   ----------
                                                              173,263      199,025
                                                           ----------   ----------
           SEMICONDUCTOR, ELECTRONIC COMPONENT
           MANUFACTURING - 9.73%
   1,400   Intel Corp...................................      182,050      187,163
     700   JDS Uniphase Corp. (a).......................       68,429       83,913
     800   Sanmina Corp. (a)............................       37,850       68,400

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
   1,200   Texas Instruments, Inc.......................   $   84,515   $   82,425
   3,400   Tyco International Ltd.......................      146,645      161,075
   1,000   Xilinx, Inc. (a).............................       68,975       82,563
                                                           ----------   ----------
                                                              588,464      665,539
                                                           ----------   ----------
           SOAP, CLEANING COMPOUND, TOILET MANUFACTURING
           - 0.52%
     600   Colgate-Palmolive Co.........................       32,981       35,925
                                                           ----------   ----------
           SOFTWARE PUBLISHERS - 5.40%
   2,200   Microsoft Corp. (a)..........................      172,788      176,000
   2,300   Oracle Corp. (a).............................      176,688      193,344
                                                           ----------   ----------
                                                              349,476      369,344
                                                           ----------   ----------
           SUPPORT ACTIVITIES FOR MINING - 1.10%
     800   Halliburton Co...............................       33,649       37,750
     500   Schlumberger Ltd.............................       35,343       37,313
                                                           ----------   ----------
                                                               68,992       75,063
                                                           ----------   ----------
           URBAN TRANSIT SYSTEMS - 0.30%
     700   Canadian National Railway Co.................       20,028       20,431
                                                           ----------   ----------
           WIRED TELECOMMUNICATIONS CARRIERS - 0.96%
     870   AT&T Corp....................................       36,591       27,514
     900   BellSouth Corp...............................       42,665       38,363
                                                           ----------   ----------
                                                               79,256       65,877
                                                           ----------   ----------
           WIRELESS TELECOMMUNICATIONS
           CARRIERS - 1.21%
   2,000   Vodafone AirTouch plc ADR....................       92,868       82,875
                                                           ----------   ----------
           TOTAL COMMON STOCKS..........................   $6,021,964   $6,261,258
                                                           ==========   ==========

SHORT-TERM INVESTMENTS - 8.81%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                    Value (c)
   ---------                                                  ----------
              DEPOSITORY CREDIT - BANKING - 0.74%
   $ 51,032   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.42%........   $   51,032
                                                              ----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -
              7.85%
    537,000   Federal Home Loan Mortgage Corp., 6.68%,
                7-3-2000...................................      536,706
                                                              ----------
              U.S. TREASURY BILLS - 0.22%
     15,000   U.S. Treasury Bill, 5.76%, 9-21-2000.........       14,806
                                                              ----------
              TOTAL SHORT-TERM INVESTMENTS.................      602,544
                                                              ----------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $6,624,508) (b)............................   $6,863,802
                                                              ==========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $6,626,303 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   443,770
Unrealized depreciation.....................................     (206,271)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   237,499
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.32% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-96.23%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             AUSTRALIA-1.84%
   239,470   Broken Hill Proprietary Co. Ltd. -- OIL AND
               GAS EXTRACTION.............................   $  2,378,956   $  2,839,612
                                                             ------------   ------------
             DENMARK-1.26%
    28,800   Tele Danmark A/S -- WIRED TELECOMMUNICATIONS
               CARRIERS...................................      1,868,829      1,946,546
                                                             ------------   ------------
             FINLAND-0.85%
    52,800   UPM-Kymmene Oyj -- PULP, PAPER AND PAPERBOARD
               MILLS......................................      1,591,058      1,315,966
                                                             ------------   ------------
             FRANCE-13.54%
    64,300   Alcatel -- COMMUNICATIONS EQUIPMENT
               MANUFACTURING..............................      1,993,621      4,234,529
    46,294   Aventis S.A. -- OTHER CHEMICAL AND
               PREPARATION MANUFACTURING..................      2,786,107      3,392,654
    12,600   Axa -- INSURANCE CARRIERS....................      1,121,583      1,992,929
    20,000   BNP Paribas -- INTERNATIONAL TRADE
               FINANCING (FOREIGN BANKS)..................      1,160,814      1,932,538
     9,710   Compagnie de Saint-Gobain -- OTHER
               MISCELLANEOUS MANUFACTURING................      1,363,952      1,318,014
     6,900   Lagardere S.C.A. -- MANAGEMENT OF COMPANIES
               AND ENTERPRISES............................        510,441        529,147
    11,800   Suez Lyonnaise des Eaux S.A. -- WATER, SEWAGE
               AND OTHER SYSTEMS..........................      1,735,128      2,075,657
    21,907   Total Fina Elf -- PETROLEUM AND COAL PRODUCTS
               MANUFACTURING..............................      1,734,325      3,372,608
    23,754   Vivendi S.A. -- COMMERCIAL AND INDUSTRIAL
               MACHINERY AND EQUIPMENT....................      1,293,834      2,105,140
                                                             ------------   ------------
                                                               13,699,805     20,953,216
                                                             ------------   ------------
             GERMANY-8.43%
     7,844   Allianz AG -- INSURANCE CARRIERS.............      2,666,980      2,799,420
    48,100   Bayerische Hypo- und Vereinsbank
               AG -- INTERNATIONAL TRADE
               FINANCING (FOREIGN BANKS)..................      3,121,962      3,158,443
    83,600   Deutsche Lufthansa AG -- SCHEDULED AIR
               TRANSPORTATION.............................      1,730,416      1,959,398
    12,282   Deutsche Telekom AG -- TELECOMMUNICATIONS
               RESELLERS..................................        798,682        711,121
    33,100   E.On AG -- OTHER MISCELLANEOUS
               MANUFACTURING..............................      1,805,471      1,602,348
    14,000   Siemens AG -- NAVIGATIONAL, MEASURING AND
               CONTROL INSTRUMENTS........................      1,130,001      2,104,319
    44,400   ThyssenKrupp AG -- IRON AND STEEL MILLS AND
               FERROALLY MANUFACTURING....................        924,349        709,506
                                                             ------------   ------------
                                                               12,177,861     13,044,555
                                                             ------------   ------------
             ITALY-2.71%
    48,871   Alleanza Assicurazioni (a) -- AGENCIES,
               BROKERAGE AND OTHER INSURANCE ACTIVITIES...        596,094        562,173
   296,400   ENI S.p.A. -- OIL AND GAS EXTRACTION.........      1,625,625      1,718,981
   107,400   San Paolo-IMI S.p.A. -- DEPOSITORY
               CREDIT-BANKING.............................      1,603,267      1,913,908
                                                             ------------   ------------
                                                                3,824,986      4,195,062
                                                             ------------   ------------
             JAPAN-23.23%
     7,500   Acom Co. Ltd. -- OTHER FINANCIAL INVESTMENT
               ACTIVITIES.................................        823,867        632,295
    57,000   Canon, Inc. -- SEMICONDUCTOR, ELECTRONIC
               COMPONENT MANUFACTURING....................      1,681,822      2,844,478
   153,000   Fuji Bank Ltd. -- DEPOSITORY
               CREDIT-BANKING.............................      1,442,104      1,165,521
    74,000   Fujitsu Ltd. -- SEMICONDUCTOR, ELECTRONIC
               COMPONENT MANUFACTURING....................      2,438,250      2,566,797
   171,000   Industrial Bank of Japan
               Ltd. (IBJ) -- DEPOSITORY CREDIT-BANKING....      1,408,911      1,299,409
    71,000   Kao Corp. -- OTHER GENERAL MERCHANDISE
               STORES.....................................      1,640,693      2,174,188
   120,000   Nippon Paper Industries Co., Ltd. -- PULP,
               PAPER AND PAPERBOARD MILLS.................        777,245        821,133
       208   Nippon Telegraph and Telephone Corp. -- WIRED
               TELECOMMUNICATIONS CARRIERS................      2,460,214      2,771,892
   758,000   Nissan Motor Co. Ltd. (a) -- MOTOR VEHICLE
               MANUFACTURING..............................      3,017,149      4,477,577
        64   NTT DoCoMo, Inc. -- WIRELESS
               TELECOMMUNICATIONS CARRIERS................        471,565      1,736,024
    15,900   Orix Corp. -- ACITVITIES RELATED TO REAL
               ESTATE.....................................        863,159      2,351,826
   242,000   Sakura Bank Ltd. -- INTERNATIONAL TRADE
               FINANCING (FOREIGN BANKS)..................      1,524,324      1,676,537
    54,000   Sankyo Co. Ltd. -- PHARMACEUTICAL AND
               MEDICINE MANUFACTURING.....................      1,215,707      1,222,343
    34,100   Sony Corp. -- COMMUNICATIONS EQUIPMENT
               MANUFACTURING..............................      1,845,048      3,190,681
    62,000   Sumitomo Electric Industries
               Ltd. -- SEMICONDUCTOR, ELECTRONIC COMPONENT
               MANUFACTURING..............................        813,051      1,065,318
   307,000   Sumitomo Trust & Banking Co.
               Ltd. -- INTERNATIONAL TRADE
               FINANCING (FOREIGN BANKS)..................      1,403,887      2,190,681
    26,000   TDK Corp. -- SEMICONDUCTOR, ELECTRONIC
               COMPONENT MANUFACTURING....................      2,515,631      3,745,003
                                                             ------------   ------------
                                                               26,342,627     35,931,703
                                                             ------------   ------------
             NETHERLANDS-6.84%
    44,300   Akzo Nobel N.V. -- BASIC CHEMICAL
               MANUFACTURING..............................      2,004,109      1,889,736
    91,700   Getronics N.V. -- COMPUTER SYSTEMS DESIGN AND
               RELATED SERVICES...........................      2,167,121      1,419,643
    36,650   Heineken N.V. -- BEVERAGE MANUFACTURING......      1,263,476      2,239,709
    39,400   ING Groep N.V. -- INTERNATIONAL TRADE
               FINANCING (FOREIGN BANKS)..................      2,226,976      2,674,034
    49,704   Koninklijke (Royal) Philips Electronics
               N.V. -- OTHER ELECTRICAL EQUIPMENT AND
               COMPONENT..................................        895,432      2,353,725
                                                             ------------   ------------
                                                                8,557,114     10,576,847
                                                             ------------   ------------
             PORTUGAL-1.69%
   231,800   Portugal Telecom S.A. -- WIRED
               TELECOMMUNICATIONS CARRIERS................      2,484,308      2,613,113
                                                             ------------   ------------

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             SINGAPORE-2.90%
   293,000   Oversea-Chinese Banking Corp.
               Ltd. -- DEPOSITORY CREDIT-BANKING..........   $  2,103,649   $  2,016,599
   377,304   United Overseas Bank Ltd. -- DEPOSITORY
               CREDIT-BANKING.............................      2,236,484      2,465,897
                                                             ------------   ------------
                                                                4,340,133      4,482,496
                                                             ------------   ------------
             SPAIN-2.99%
   115,600   Empresa Nacional de Electricidad
               S.A. -- ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION...........................      2,592,820      2,248,419
   110,544   Telefonica S.A. (a) -- TELECOMMUNICATIONS
               RESELLERS..................................      1,248,969      2,384,268
                                                             ------------   ------------
                                                                3,841,789      4,632,687
                                                             ------------   ------------
             SWEDEN-2.97%
    81,100   Electrolux AB Class B -- HEALTH AND PERSONAL
               CARE STORES................................      1,236,112      1,262,131
   124,600   Investor AB Class B -- OTHER INVESTMENT POOLS
               AND FUNDS..................................      1,756,297      1,711,812
   111,100   Svenska Handelsbanken AB
               Class A -- DEPOSITORY CREDIT-BANKING.......      1,025,509      1,621,343
                                                             ------------   ------------
                                                                4,017,918      4,595,286
                                                             ------------   ------------
             SWITZERLAND-4.23%
    19,664   ABB Ltd. -- ELECTRICAL EQUIPMENT
               MANUFACTURING..............................      2,056,080      2,361,107
       204   Roche Holding AG -- OTHER CHEMICAL AND
               PREPARATION MANUFACTURING..................      2,301,400      1,992,202
     4,410   Zurich Allied AG -- INSURANCE CARRIERS.......      1,889,741      2,185,880
                                                             ------------   ------------
                                                                6,247,221      6,539,189
                                                             ------------   ------------
             UNITED KINGDOM-22.75%
    44,563   AstraZeneca Group plc -- PHARMACEUTICAL AND
               MEDICINE MANUFACTURING.....................      1,778,394      2,081,936
   298,732   BAE SYSTEMS plc -- AEROSPACE PRODUCT AND
               PARTS MANUFACTURING........................      1,561,140      1,862,140
   288,700   BP Amoco plc -- OIL AND GAS EXTRACTION.......      2,219,817      2,770,977
   170,350   British Energy plc -- ELECTRIC GENERATION,
               TRANSMISSION AND DISTRIBUTION..............      1,217,314        453,246
   130,200   British Telecommunications plc -- WIRED
               TELECOMMUNICATIONS CARRIERS................      2,183,470      1,683,317
   270,220   Cadbury Schweppes plc -- BEVERAGE
               MANUFACTURING..............................      1,516,624      1,775,432
   255,614   Diageo plc -- BEVERAGE MANUFACTURING.........      2,157,239      2,288,950
    86,700   GKN plc -- MOTOR VEHICLE PARTS
               MANUFACTURING..............................      1,167,177      1,104,511
   253,700   Great Universal Stores plc -- ELECTRONIC
               SHOPPING AND MAIL-ORDER HOUSES.............      2,531,013      1,585,275
   141,100   Halifax Group plc -- OTHER FINANCIAL
               INVESTMENT ACTIVITIES......................      1,703,192      1,346,818
   187,215   HSBC Holdings plc -- DEPOSITORY
               CREDIT-BANKING.............................      2,068,662      2,141,273
   273,000   Imperial Chemical Industries plc -- BASIC
               CHEMICAL MANUFACTURING.....................      2,888,150      2,167,729
   541,900   Invensys plc -- OTHER MISCELLANEOUS
               MANUFACTURING..............................      2,132,264      2,032,496
   207,100   National Grid Group plc -- ELECTRIC
               GENERATION, TRANSMISSION AND
               DISTRIBUTION...............................      1,758,976      1,633,484
    94,400   Prudential plc -- INSURANCE CARRIERS.........      1,319,975      1,383,389
   229,500   Reed International plc -- NEWSPAPER,
               PERIODICAL, BOOK AND DATABASE PUBLISHERS...      1,655,010      2,001,254
   211,200   SmithKline Beecham plc -- PHARMACEUTICAL AND
               MEDICINE MANUFACTURING.....................      2,766,466      2,775,304
   692,900   Tesco plc -- OTHER GENERAL MERCHANDISE
               STORES.....................................      2,212,091      2,153,033
   484,100   Vodafone AirTouch plc -- WIRELESS
               TELECOMMUNICATIONS CARRIERS................      2,528,531      1,956,786
                                                             ------------   ------------
                                                               37,365,505     35,197,350
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................    128,738,110    148,863,628
                                                             ============   ============
             TOTAL LONG-TERM INVESTMENTS..................   $128,738,110   $148,863,628
                                                             ============   ============

SHORT-TERM INVESTMENTS-3.81%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               DEPOSITORY CREDIT-BANKING-3.81%
   $5,894,750  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........   $  5,894,750
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $134,632,860) (b)..........................   $154,758,378
                                                               ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $134,648,411 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $27,416,119
Unrealized depreciation..........................................   (7,306,152)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $20,109,967
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-98.69%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            BASIC INDUSTRY - 10.66%
     4,300  American Power Conversion Corp. (a)..........   $   164,375   $   175,494
     3,200  Briggs & Stratton Corp.......................       180,004       109,600
     4,300  Centex Corp..................................       125,318       101,050
     2,600  CNF Transportation, Inc......................        79,293        59,150
     6,400  Cytec Industries, Inc. (a)...................       204,263       158,000
     3,500  Eastman Chemical Co..........................       177,264       167,125
     7,900  Engelhard Corp...............................       161,499       134,793
     6,500  Georgia-Pacific Group........................       237,057       170,625
     3,400  Helix Technology Corp........................       156,295       132,600
     2,800  Kansas City Southern Industries, Inc.........       146,177       248,325
    10,500  Louisiana-Pacific Corp.......................       199,160       114,187
     9,600  Lyondell Chemical Co.........................       174,277       160,800
     2,400  Macrovision Corp. (a)........................       131,550       153,413
     5,300  NOVA Corp. (a)...............................       166,682       148,069
     3,200  Parker-Hannifin Corp.........................       144,926       109,600
     6,600  Quanta Services, Inc. (a)....................       265,616       363,000
     3,600  Sealed Air Corp. (a).........................       174,590       188,550
    10,900  Sherwin-Williams Co..........................       248,546       230,943
     3,000  TMP Worldwide, Inc. (a)......................       195,218       221,438
     2,400  United Parcel Service, Inc. Class B..........       150,513       141,600
     3,000  USFreightways Corp...........................       135,087        73,688
     9,500  Viad Corp....................................       267,453       258,875
                                                            -----------   -----------
                                                              3,885,163     3,620,925
                                                            -----------   -----------
            CAPITAL SPENDING - 32.64%
     7,000  Atmel Corp. (a)..............................       350,502       258,125
     2,400  BEA Systems, Inc. (a)........................       105,997       118,650
     7,900  Belo (A.H.) Corp. Class A....................       155,889       136,769
     2,000  CIENA Corp. (a)..............................       154,751       333,375
     4,550  Convergys Corp. (a)..........................       127,934       236,031
     2,300  Credence Systems Corp. (a)...................       135,759       126,931
     5,900  Cypress Semiconductor Corp. (a)..............       287,273       249,275
     8,200  DeVry, Inc. (a)..............................       182,529       216,788
     1,800  Digital Lightwave, Inc. (a)..................       158,496       180,900
     2,100  Dow Jones & Co., Inc.........................       150,769       153,825
     4,300  DST Systems, Inc. (a)........................       273,334       327,338
     7,200  Fox Entertainment Group, Inc. Class A (a)           210,613       218,700
     5,800  Hertz Corp. Class A..........................       251,735       162,762
     3,900  Hispanic Broadcasting Corp. (a)..............       162,240       129,187
    11,700  Intuit, Inc. (a).............................       660,652       484,088
     2,600  iXL Enterprises, Inc. (a)....................        94,002        37,700
     6,100  Jabil Circuit, Inc. (a)......................       157,233       302,713
     2,400  Knight Ridder, Inc...........................       126,888       127,650
     2,600  Kulicke and Soffa Industries, Inc. (a).......       145,504       154,375
     2,200  Lattice Semiconductor Corp. (a)..............       164,383       152,075
     4,019  MarchFirst, Inc. (a).........................       170,872        73,346
     3,600  McClatchy Co. Class A........................       124,117       119,250
     5,900  Microchip Technology, Inc. (a)...............       320,313       343,767
     5,400  Novellus Systems, Inc. (a)...................       333,097       305,438
     6,000  NVIDIA Corp. (a).............................       331,473       381,375
     3,800  Portal Software, Inc. (a)....................       181,836       242,725
     1,800  Power-One, Inc. (a)..........................       159,145       205,088
     5,400  Powerwave Technologies, Inc. (a).............       261,973       237,600
     4,300  Proxicom, Inc. (a)...........................       169,710       205,862
     2,300  Pulitzer, Inc................................        96,267        97,031
     3,400  Rational Software Corp. (a)..................       191,974       315,988
     9,900  Robert Half International, Inc. (a)..........       243,755       282,150
     2,200  SanDisk Corp. (a)............................       148,946       134,613
     4,200  Sanmina Corp. (a)............................       171,812       359,100
     3,600  Sawtek, Inc. (a).............................       167,594       207,225
     2,100  Scient Corp. (a).............................       172,460        92,663
       800  SDL, Inc. (a)................................       121,709       228,150
     2,600  Semtech Corp. (a)............................       188,697       198,859
     9,100  SunGard Data Systems, Inc. (a)...............       291,203       282,100
    10,000  Sybase, Inc. (a).............................       211,235       230,000

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     5,500  Symantec Corp. (a)...........................   $   309,730   $   296,656
     4,900  Synopsys, Inc. (a)...........................       262,911       169,356
     1,700  Telephone & Data Systems, Inc................       180,237       170,425
     1,700  TranSwitch Corp. (a).........................       126,789       131,219
     3,700  True North Communications, Inc...............       156,258       162,800
     1,900  U.S. Cellular Corp. (a)......................       111,960       119,700
     2,300  Univision Communications, Inc.
              Class A (a)................................       200,122       238,050
     2,500  Varian Semiconductor Equipment Associates,
              Inc. (a)...................................       135,852       157,031
     2,200  Vignette Corp. (a)...........................        75,496       114,434
     7,850  Vishay Intertechnology, Inc. (a).............       314,336       297,809
     2,700  Vitesse Semiconductor Corp. (a)..............       114,116       198,619
     4,200  Westwood One, Inc. (a).......................       143,170       143,325
     4,100  Young & Rubicam, Inc.........................       159,368       234,469
                                                            -----------   -----------
                                                             10,405,016    11,083,480
                                                            -----------   -----------
            CONSUMER CYCLICAL - 10.30%
     3,100  Avnet, Inc...................................       222,914       183,675
     9,500  BJ's Wholesale Club, Inc. (a)................       312,308       313,500
     6,300  Blyth, Inc...................................       160,695       185,850
     6,100  Brinker International, Inc. (a)..............       168,441       178,425
     5,200  Brunswick Corp...............................       130,443        86,125
     9,100  Darden Restaurants, Inc......................       154,227       147,875
    11,800  Dollar Tree Stores, Inc. (a).................       339,688       466,837
     5,400  Herman Miller, Inc...........................       133,888       139,725
     3,000  Johnson Controls, Inc........................       189,141       153,938
     7,500  Leggett & Platt, Inc.........................       168,496       123,750
     3,800  Liz Claiborne, Inc...........................       167,903       133,950
     8,200  MGM Grand, Inc...............................       205,727       263,425
     2,900  Navistar International Corp. (a).............       142,561        90,081
    10,100  Park Place Entertainment Corp. (a)...........       126,557       123,094
    14,200  Ross Stores, Inc.............................       287,711       242,287
     4,300  Tech Data Corp. (a)..........................       173,599       187,319
    13,200  TJX Companies, Inc...........................       326,297       247,500
     6,300  Zale Corp. (a)...............................       222,304       229,950
                                                            -----------   -----------
                                                              3,632,900     3,497,306
                                                            -----------   -----------
            CONSUMER STAPLES - 2.68%
     6,600  Dial Corp....................................       159,615        68,475
     9,100  Hormel Foods Corp............................       167,014       152,994
     4,900  Lancaster Colony Corp........................       156,417        94,019
     4,900  McCormick & Company, Inc.....................       163,713       159,250
     4,300  Pepsi Bottling Group, Inc....................       120,189       125,506
     5,800  Supervalu, Inc...............................       135,980       110,563
     2,500  Wrigley (Wm.) Jr. Co.........................       191,921       200,469
                                                            -----------   -----------
                                                              1,094,849       911,276
                                                            -----------   -----------
            ENERGY & RELATED - 9.37%
     4,200  Amerada Hess Corp............................       246,531       259,350
     6,100  BJ Services Co. (a)..........................       295,990       381,250
    10,000  ENSCO International, Inc.....................       248,944       358,125
     5,600  Equitable Resources, Inc.....................       253,033       270,200
     7,100  KeySpan Corp.................................       202,945       218,325
     4,100  Murphy Oil Corp..............................       241,223       243,693
     4,300  Noble Affiliates, Inc........................       164,372       160,175
     8,100  Noble Drilling Corp. (a).....................       336,315       333,619
     6,300  Peoples Energy Corp..........................       228,443       203,963
     7,900  Questar Corp.................................       149,587       153,062
     7,000  Rowan Companies, Inc. (a)....................       216,661       212,625
     4,900  Santa Fe International Corp..................       129,968       171,194
     8,700  Ultramar Diamond Shamrock Corp...............       216,477       215,869
                                                            -----------   -----------
                                                              2,930,489     3,181,450
                                                            -----------   -----------
            FINANCE - 10.86%
     5,350  Associated Banc-Corp.........................       166,119       116,697
     7,900  City National Corp...........................       285,067       280,450

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     7,200  Cullen/Frost Bankers, Inc....................   $   191,206   $   189,450
     8,200  Dime Bancorp, Inc............................       171,811       129,150
     6,900  Edwards (A.G.), Inc..........................       245,051       269,100
     5,600  Gallagher (Arthur J.) & Co...................       151,056       235,200
     5,800  Golden West Financial Corp...................       185,405       236,712
     6,300  Mercantile Bankshares Corp...................       214,784       187,819
    11,750  Metris Companies, Inc........................       242,638       295,219
     4,900  Nationwide Financial Services, Inc.
              Class A....................................       194,355       161,087
    14,000  North Fork Bancorporation, Inc...............       278,613       211,750
    10,700  Pacific Century Financial Corp...............       219,187       156,488
     2,000  Paine Webber Group, Inc......................        82,485        91,000
     6,200  PMI Group, Inc. (The)........................       265,630       294,500
     7,000  Price (T. Rowe) Associates, Inc..............       246,726       297,500
     4,600  Radian Group, Inc............................       238,099       238,050
     7,100  Union Planters Corp..........................       279,679       198,356
     5,300  UnionBanCal Corp.............................       191,605        98,381
                                                            -----------   -----------
                                                              3,849,516     3,686,909
                                                            -----------   -----------
            HEALTH CARE - 12.92%
     4,600  Allergan, Inc................................       237,019       342,700
     3,100  Andrx Corp. (a)..............................       188,481       198,158
     1,200  Bausch & Lomb, Inc...........................        74,330        92,850
     7,300  Biomet, Inc..................................       254,739       280,593
     7,600  Chiron Corp. (a).............................       243,340       361,000
     3,100  Cytyc Corp. (a)..............................       149,698       165,463
     1,900  Forest Laboratories, Inc. (a)................       160,788       191,900
    18,900  IVAX Corp....................................       453,287       784,350
     5,400  Lincare Holdings, Inc. (a)...................       182,876       132,975
     5,200  MedImmune, Inc. (a)..........................       184,047       384,800
     1,900  Millennium Pharmaceuticals, Inc..............       209,066       212,562
     1,700  Patterson Dental Co. (a).....................        73,224        86,700

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     4,300  Quest Diagnostics, Inc. (a)..................   $   284,631   $   307,719
     3,600  Stryker Corp.................................       147,279       157,500
     3,000  Trigon Healthcare, Inc. (a)..................       150,366       154,688
     4,300  Universal Health Services, Inc.
              Class B (a)................................       207,454       283,800
     2,000  Waters Corp. (a).............................       124,062       249,625
                                                            -----------   -----------
                                                              3,324,687     4,387,383
                                                            -----------   -----------
            METAL & MINING - 0.60%
     2,800  Centex Construction Products, Inc............       103,621        63,525
     3,800  Phelps Dodge Corp............................       167,959       141,313
                                                            -----------   -----------
                                                                271,580       204,838
                                                            -----------   -----------
            TRANSPORTATION - 0.33%
     1,900  UAL Corp.....................................       114,280       110,556
                                                            -----------   -----------
            UTILITIES - 8.33%
    11,300  Allegheny Energy, Inc........................       329,930       309,338
     8,900  Constellation Energy Group...................       280,329       289,806
     7,500  DTE Energy Co................................       249,590       229,219
     6,400  Dynegy, Inc. Class A.........................       408,382       437,200
    10,300  Energy East Corp.............................       265,338       196,344
     6,300  GPU, Inc.....................................       236,489       170,493
     2,600  Illuminet Holdings, Inc. (a).................       136,430       132,275
     4,700  ITXC Corp. (a)...............................       264,935       166,409
     5,600  Northern States Power Co.....................       122,914       113,050
     7,400  NSTAR........................................       303,195       301,088
    12,300  OGE Energy Corp..............................       288,002       227,550
     4,300  Pinnacle West Capital Corp...................       168,354       145,662
     5,400  TECO Energy, Inc.............................       133,464       108,338
                                                            -----------   -----------
                                                              3,187,352     2,826,772
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $32,695,832   $33,510,895
                                                            ===========   ===========

SHORT-TERM INVESTMENTS - 4.81%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               DEPOSITORY CREDIT - BANKING - 4.61%
   $1,563,431  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........   $ 1,563,431
                                                               -----------
               U.S. TREASURY BILLS - 0.20%
      70,000   U.S. Treasury Bill, 5.78% 9-21-2000 (e)......        69,092
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     1,632,523
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST: $34,328,355)........................   $35,143,418
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $34,329,699 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,123,602
Unrealized depreciation.....................................   (3,309,883)
=========================================================================
Net unrealized appreciation.................................  $   813,719
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                                                             Unrealized
                                                                            Market Value                   Appreciation/
                                                               Number of      Covered                      (Depreciation)
Issuer                                                        Contract(s)  by Contract(s)    Expiration      at 6/30/00
-------------------------------------------------------------------------------------------------------------------------
    Standard & Poor's Midcap 400............................       1          $244,150     September 2000   $    (3,850)

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES
Schedule of Investments
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS-95.62%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            BUILDING CONSTRUCTION-RESIDENTIAL - 4.66%
    28,000  Lennar Corp..................................   $   473,296   $   567,000
    40,000  Pulte Corp...................................       792,229       865,000
    23,000  Ryland Group, Inc............................       499,708       508,875
                                                            -----------   -----------
                                                              1,765,233     1,940,875
                                                            -----------   -----------
            CLOTHING STORES - 3.74%
    46,000  Abercrombie & Fitch Co. Class A (a)..........       484,340       560,625
    30,000  AnnTaylor Stores Corp. (a)...................       690,669       993,750
                                                            -----------   -----------
                                                              1,175,009     1,554,375
                                                            -----------   -----------
            COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
            - 5.61%
    66,000  AVT Corp. (a)................................       667,667       486,750
    28,000  Complete Business Solutions (a)..............       489,585       491,750
    44,000  Computer Horizons Corp. (a)..................       557,337       591,250
    15,910  JDA Software Group, Inc. (a).................       158,204       305,273
    18,790  Mentor Graphics Corp. (a)....................       238,165       373,451
     4,600  Micros Systems...............................        77,198        85,388
                                                            -----------   -----------
                                                              2,188,156     2,333,862
                                                            -----------   -----------
            DATA PROCESSING, HOSTING AND RELATED SERVICES
            - 0.53%
     8,500  Kronos, Inc..................................       255,742       221,000
                                                            -----------   -----------
            DEPOSITORY CREDIT-BANKING - 12.32%
    17,600  Associated Banc Corp.........................       420,364       383,900
    57,000  Banknorth Group, Inc.........................       965,240       872,813
    15,000  CCB Financial Group..........................       647,212       555,000
     9,390  Community Bank System, Inc...................       254,256       208,341
    29,000  Community First Bankshares...................       412,661       473,063
    25,990  FNB Corp.....................................       631,651       536,044
    75,000  Republic Security Financial Corp.............       618,795       375,000
    55,000  Seacoast Financial Services Corp.............       568,770       522,500
    50,000  Warren Bancorp, Inc..........................       473,338       356,250
    38,000  Webster Financial Corp.......................       926,773       843,125
                                                            -----------   -----------
                                                              5,919,060     5,126,036
                                                            -----------   -----------
            EMPLOYMENT SERVICES - 3.51%
    55,000  Interim Services, Inc. (a)...................       976,846       976,250
    70,000  Kforce.com, Inc. (a).........................       640,185       485,625
                                                            -----------   -----------
                                                              1,617,031     1,461,875
                                                            -----------   -----------
            ENGINE, TURBINE AND POWER TRANSMISSION
            EQUIPMENT - 1.73%
    21,000  Briggs & Stratton Corp.......................       842,726       719,250
                                                            -----------   -----------
            FRUIT AND VEGETABLE PRESERVING AND SPECIALITY
            FOOD - 0.21%
    52,890  Vlasic Foods International (a)...............       440,747        85,946
                                                            -----------   -----------
            FULL-SERVICE RESTAURANTS - 1.12%
    55,000  Landry's Seafood Restaurants, Inc............       510,962       467,500
                                                            -----------   -----------
            GENERAL FREIGHT TRUCKING - 1.05%
    30,000  Knight Transportation, Inc. (a)..............       348,420       436,875
                                                            -----------   -----------
            GROCERY STORES - 0.81%
    32,500  Casey's General Stores, Inc..................       314,618       337,188
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            HEALTH AND PERSONAL CARE STORES - 1.49%
    68,350  Omnicare, Inc................................   $   635,483   $   619,422
                                                            -----------   -----------
            HOME FURNISHINGS STORES - 1.52%
    65,000  Pier 1 Imports, Inc..........................       467,370       633,750
                                                            -----------   -----------
            HOUSEHOLD, INSTITUTIONAL FURNITURE, KITCHEN
            CABINENTS - 1.45%
    43,000  La-Z-Boy, Inc................................       670,086       602,000
                                                            -----------   -----------
            INSURANCE CARRIERS - 6.64%
    48,000  Horace Mann Educators Corp...................       712,343       720,000
    40,000  IPC Holdings Ltd.............................       717,858       560,000
    90,000  Old Republic International Corp..............     1,242,678     1,485,000
                                                            -----------   -----------
                                                              2,672,879     2,765,000
                                                            -----------   -----------
            MANUFACTURING-FOOTWEAR - 1.83%
    77,260  Wolverine World Wide, Inc....................       844,878       762,942
                                                            -----------   -----------
            MANUFACTURING-MEDICAL EQUIPMENT AND SUPPLIES
            - 1.34%
    62,950  STERIS Corp. (a).............................       817,035       558,681
                                                            -----------   -----------
            MANUFACTURING-MOTOR VEHICLE - 2.78%
    70,000  Federal Signal Corp..........................     1,200,213     1,155,000
                                                            -----------   -----------
            MANUFACTURING-MOTOR VEHICLE BODY AND TRAILER
            - 1.27%
    44,250  Wabash National Corp.........................       554,117       528,234
                                                            -----------   -----------
            MANUFACTURING-MOTOR VEHICLE PARTS - 1.66%
    46,000  Stewart and Stevenson Services, Inc..........       512,915       692,875
                                                            -----------   -----------
            MANUFACTURING-OFFICE FURNITURE - 1.94%
    34,420  Hon Industries, Inc..........................       660,058       808,870
                                                            -----------   -----------
            MANUFACTURING-OTHER CHEMICAL AND PREPARATION
            - 1.74%
    60,000  A. Schulman, Inc.............................       872,420       723,750
                                                            -----------   -----------
            MANUFACTURING-OTHER FABRICATED METAL PRODUCT
            - 2.17%
    19,000  Kaydon Corp..................................       441,019       399,000
    40,000  Watts Industries, Inc. Class A...............       443,270       505,000
                                                            -----------   -----------
                                                                884,289       904,000
                                                            -----------   -----------
            MANUFACTURING-OTHER GENERAL PURPOSE MACHINERY
            - 1.06%
    25,000  Thomas Industries, Inc.......................       457,676       442,187
                                                            -----------   -----------
            MANUFACTURING-OTHER WOOD PRODUCT - 2.68%
    30,000  Champion Enterprises, Inc. (a)...............       265,169       146,250
    27,000  Rayonier, Inc................................     1,117,629       968,625
                                                            -----------   -----------
                                                              1,382,798     1,114,875
                                                            -----------   -----------
            MANUFACTURING-PAINT, COATING AND ADHESIVE -
            1.57%
    64,360  RPM, Inc.....................................       652,120       651,645
                                                            -----------   -----------
            NAVIGATIONAL, MEASURING AND CONTROL
            INSTRUMENTS - 0.54%
    27,670  Circor International, Inc....................       274,836       226,548
                                                            -----------   -----------

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            NONSCHEDULED AIR TRANSPORTATION - 1.97%
    36,000  CNF Transportation, Inc......................   $   988,061   $   819,000
                                                            -----------   -----------
            NURSING CARE FACILITIES - 2.19%
   130,000  Manor Care, Inc. (a).........................     1,166,204       910,000
                                                            -----------   -----------
            OIL AND GAS EXTRACTION - 4.75%
    20,000  Chieftain International, Inc. (a)............       314,694       381,250
    21,000  Mitchell Energy and Development Corp.
              Class B....................................       441,153       662,812
    25,000  Noble Affiliates, Inc........................       551,519       931,250
                                                            -----------   -----------
                                                              1,307,366     1,975,312
                                                            -----------   -----------
            OTHER INVESTMENT POOLS AND FUNDS - 11.69%
    20,000  EastGroup Properties, Inc....................       386,426       421,250
    23,000  Gables Residential Trust.....................       550,885       593,688
    20,000  Highwoods Properties, Inc....................       457,305       480,000
    25,000  Home Properties of New York, Inc.............       652,694       750,000

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
    40,000  Morgan Stanley Asia Pacific Fund.............   $   303,908   $   407,500
    19,000  Parkway Properties, Inc......................       561,247       579,500
    33,000  Prentiss Properties Trust....................       736,951       792,000
    40,000  Summit Properties, Inc.......................       722,543       840,000
                                                            -----------   -----------
                                                              4,371,959     4,863,938
                                                            -----------   -----------
            REAL ESTATE INVESTMENT TRUST - 2.81%
    45,000  Plum Creek Timber Co, Inc....................     1,115,873     1,170,000
                                                            -----------   -----------
            SOFTWARE PUBLISHERS - 3.04%
    50,000  Structural Dynamics Research Corp. (a).......       550,065       753,125
    30,000  Transaction Systems Architects, Inc. (a).....       460,659       513,750
                                                            -----------   -----------
                                                              1,010,724     1,266,875
                                                            -----------   -----------
            SUPPORT ACTIVITIES FOR MINING - 2.20%
    95,000  Key Energy Services, Inc. (a)................       527,632       914,375
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $39,424,696   $39,794,061
                                                            ===========   ===========

SHORT-TERM INVESTMENTS - 4.90%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               DEPOSITORY CREDIT-BANKING - 4.90%
   $2,040,319  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.42%........   $ 2,040,318
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $41,465,014)(b)............................   $41,834,379
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $41,650,195 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,874,132
Unrealized depreciation.....................................   (3,689,948)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   184,184
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.35% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-91.23%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               AUSTRALIA - 1.03%
     420,000   Broken Hill Proprietary Co. Ltd. -- OIL AND
                 GAS EXTRACTION.............................   $  4,743,958   $  4,980,319
                                                               ------------   ------------
               BELGIUM - 0.39%
      12,813   Dexia -- DEPOSITORY CREDIT-BANKING...........      1,571,675      1,897,653
                                                               ------------   ------------
               CHINA - 0.16%
      35,000   China Unicom Ltd. ADR -- OTHER
                 TELECOMMUNICATIONS.........................        699,650        743,750
                                                               ------------   ------------
               FINLAND - 2.62%
     246,000   Nokia Oyj -- COMMUNICATIONS EQUIPMENT
                 MANUFACTURING..............................        317,127     12,604,344
                                                               ------------   ------------
               FRANCE - 2.68%
      63,327   Aventis (Warrants) (a) -- OTHER CHEMICAL AND
                 PREPARATION MANUFACTURING..................        216,167        601,607
      34,000   Axa -- INSURANCE CARRIERS....................      4,533,101      5,377,746
      41,160   Carrefour S.A. -- GROCERY STORES.............      2,277,388      2,825,048
      19,400   Groupe Danone -- OTHER FOOD MANUFACTURING....      1,764,770      2,584,961
      18,800   Sidel S.A.-- INDUSTRIAL MACHINERY
                 MANUFACTURING..............................      1,614,596      1,530,941
                                                               ------------   ------------
                                                                 10,406,022     12,920,303
                                                               ------------   ------------
               GERMANY - 0.68%
      40,000   Infineon Technologies
                 AG (a) -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      2,336,050      3,274,578
                                                               ------------   ------------
               HONG KONG - 0.93%
     355,300   Hutchison Whampoa Ltd. -- ACITVITIES RELATED
                 TO REAL ESTATE.............................      4,928,218      4,466,717
                                                               ------------   ------------
               HUNGARY - 0.43%
      60,300   Matav Rt. ADR -- WIRED TELECOMMUNICATIONS
                 CARRIERS...................................      1,538,580      2,076,581
                                                               ------------   ------------
               ISRAEL - 2.45%
      18,200   BATM Advanced Communications Ltd. -- OTHER
                 ELECTRICAL EQUIPMENT AND COMPONENT.........      1,292,678      1,589,117
     184,000   Teva Pharmaceutical Industries Ltd.
                 ADR -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      3,578,637     10,200,500
                                                               ------------   ------------
                                                                  4,871,315     11,789,617
                                                               ------------   ------------
               ITALY - 1.12%
     390,000   Telecom Italia S.p.A. -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      2,613,161      5,383,497
                                                               ------------   ------------
               JAPAN - 18.30%
      47,400   Advantest Corp. -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      3,229,069     10,595,057
      46,800   Aiful Corp. -- OTHER FINANCIAL INVESTMENT
                 ACTIVITIES.................................      1,801,826      4,325,920
     137,000   Canon, Inc. ADR -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      2,178,596      6,901,375
      91,000   Fujitsu Ltd. -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      1,403,938      3,156,467
      14,000   Fujitsu Support and Service, Inc. -- OTHER
                 INFORMATION SERVICES (e)...................        219,895      1,389,348
      33,000   Murata Manufacturing Co. Ltd. -- OTHER
                 ELECTRICAL EQUIPMENT AND COMPONENT.........      2,147,543      4,747,035
     208,000   NEC Corp. -- COMPUTER AND PERIPHERAL
                 EQUIPMENT MANUFACTURING....................      2,808,958      6,546,383
      29,000   Nintendo Co. Ltd. -- TOY MANUFACTURING.......      3,484,930      5,076,131
         493   Nippon Telegraph and Telephone Corp. -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      4,176,327      6,569,916
      32,400   Orix Corp. -- ACITVITIES RELATED TO REAL
                 ESTATE.....................................      2,489,208      4,792,401
      95,000   Sharp Corp. -- COMPUTER AND PERIPHERAL
                 EQUIPMENT MANUFACTURING....................      2,085,613      1,683,522
      60,000   Sony Corp. -- COMMUNICATIONS EQUIPMENT
                 MANUFACTURING..............................      1,951,042      5,614,101
     226,000   Sumitomo Bank Ltd. -- DEPOSITORY
                 CREDIT-BANKING.............................      3,548,125      2,776,806
     135,200   Sunkus & Associates, Inc. -- GROCERY
                 STORES.....................................      4,328,913      5,239,071
      40,000   Takeda Chemical Industries Ltd. -- OTHER
                 CHEMICAL AND PREPARATION MANUFACTURING.....      1,625,100      2,631,256
      41,000   Tokyo Electron Ltd. -- SEMICONDUCTOR,
                 ELECTRONIC COMPONENT MANUFACTURING.........      2,565,100      5,626,577
      63,000   Trend Micro, Inc. -- OTHER INFORMATION
                 SERVICES...................................      3,245,470     10,420,112
                                                               ------------   ------------
                                                                 43,289,653     88,091,478
                                                               ------------   ------------
               MEXICO - 1.09%
      76,200   Grupo Televisa S.A. GDR (a) -- RADIO AND
                 TELEVISION BROADCASTING....................      2,427,494      5,253,038
                                                               ------------   ------------
               NETHERLANDS - 2.53%
      64,703   IHC Caland N.V. -- SUPPORT ACTIVITIES FOR
                 MINING.....................................      2,132,115      3,163,239
      44,000   KPNQwest N.V. (a) -- INTERNET SERVICE
                 PROVIDERS AND WEB SEARCH PORTALS...........        917,400      1,737,750
     140,000   VNU N.V. -- NEWSPAPER, PERIODICAL, BOOK AND
                 DATABASE PUBLISHERS........................      3,256,385      7,260,436
                                                               ------------   ------------
                                                                  6,305,900     12,161,425
                                                               ------------   ------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               NORWAY - 1.21%
     235,000   Petroleum Geo-Services ADR (a) -- SUPPORT
                 ACTIVITIES FOR MINING......................   $  3,532,063   $  4,009,688
     130,000   Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                 EXTRACTION.................................        916,705      1,836,250
                                                               ------------   ------------
                                                                  4,448,768      5,845,938
                                                               ------------   ------------
               SOUTH AFRICA - 0.29%
     185,000   Sappi Ltd. -- PULP, PAPER AND PAPERBOARD
                 MILLS......................................      1,543,551      1,391,593
                                                               ------------   ------------
               SOUTH KOREA - 0.49%
     127,800   Korea Electric Power Corp. ADR -- ELECTRIC
                 GENERATION, TRANSMISSION AND
                 DISTRIBUTION...............................      1,717,844      2,356,313
                                                               ------------   ------------
               SPAIN - 2.48%
     144,000   Repsol S.A. -- OIL AND GAS EXTRACTION........      2,247,304      2,878,101
     141,699   Telefonica S.A. ADR -- TELECOMMUNICATIONS
                 RESELLERS..................................      3,045,047      9,077,592
                                                               ------------   ------------
                                                                  5,292,351     11,955,693
                                                               ------------   ------------
               SWEDEN - 2.82%
     668,000   Ericsson (L.M.) Telephone Co. Class B
                 ADR -- COMMUNICATIONS EQUIPMENT
                 MANUFACTURING..............................      1,648,547     13,360,000
      22,000   Telia AB -- TELECOMMUNICATIONS RESELLERS.....        217,619        208,186
                                                               ------------   ------------
                                                                  1,866,166     13,568,186
                                                               ------------   ------------
               SWITZERLAND - 1.74%
       2,700   Nestle S.A. -- OTHER FOOD MANUFACTURING......      5,371,703      5,421,253
         300   Roche Holding AG -- OTHER CHEMICAL AND
                 PREPARATION MANUFACTURING..................      1,522,238      2,929,709
                                                               ------------   ------------
                                                                  6,893,941      8,350,962
                                                               ------------   ------------
               UNITED KINGDOM - 5.17%
     211,700   Capita Group plc -- ADMINSTRATION OF HUMAN
                 RESOURCE PROGRAMS..........................        460,085      5,211,207
      36,300   Energis plc (a) -- WIRED TELECOMMUNICATIONS
                 CARRIERS...................................        174,091      1,354,080
     365,454   Telewest Communications plc (a) -- CABLE AND
                 OTHER PROGRAM DISTRIBUTION (e).............      1,116,261      1,260,050
   4,222,513   Vodafone AirTouch plc -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      3,602,805     17,067,865
                                                               ------------   ------------
                                                                  5,353,242     24,893,202
                                                               ------------   ------------
               UNITED STATES - 42.62%
       3,000   Akamai Technologies, Inc. (a) -- SOFTWARE
                 PUBLISHERS.................................         78,000        356,204
      81,000   Altera Corp. (a) -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................        850,361      8,256,938
      48,000   Applied Materials, Inc. (a) -- INDUSTRIAL
                 MACHINERY MANUFACTURING....................      1,344,751      4,350,000
      30,700   AT&T Wireless Group (a) -- OTHER
                 TELECOMMUNICATIONS.........................        905,650        855,763
      95,500   Aurora Biosciences Corp. (a) -- SCIENTIFIC
                 RESEARCH AND DEVELOPMENT SERVICES..........      6,001,375      6,511,906
       3,500   Avanex Corp. (a) -- OTHER ELECTRICAL
                 EQUIPMENT AND COMPONENT....................        126,000        334,250
     101,250   Baker Hughes, Inc. -- SUPPORT ACTIVITIES FOR
                 MINING.....................................      1,338,427      3,240,000
     187,000   Bed Bath & Beyond, Inc. (a) -- HOME
                 FURNISHINGS STORES.........................      2,006,207      6,778,750
       6,800   Broadcom Corp.
                 Class A (a) -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      1,003,000      1,488,775
      46,455   Cardinal Health, Inc. -- DRUGS AND DRUGGISTS
                 SUNDRIES WHOLESALERS.......................      1,599,105      3,437,670
     355,425   Cheesecake Factory, Inc. (a) -- FULL-SERVICE
                 RESTAURANTS................................      4,583,308      9,774,188
     103,000   Chiron Corp. (a) -- SCIENTIFIC RESEARCH AND
                 DEVELOPMENT SERVICES.......................      3,346,735      4,892,500
      70,000   Chubb Corp.(with rights) -- INSURANCE
                 CARRIERS...................................      4,439,868      4,305,000
     228,000   Cisco Systems, Inc. (a) -- COMMUNICATIONS
                 EQUIPMENT MANUFACTURING....................        305,583     14,492,250
      46,000   Comcast Corp. Special Class A (a) -- CABLE
                 AND OTHER SUBSCRIPTION PROGRAMMING.........      1,428,452      1,863,000
     108,000   Cypress Semiconductor
                 Corp. (a) -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      4,793,566      4,563,000
      13,700   DigitalThink, Inc. (a) -- OTHER INFORMATION
                 SERVICES...................................        191,800        491,488
      90,000   Enron Corp. -- NATURAL GAS DISTRIBUTION......      2,970,850      5,805,000
     273,100   EOG Resources, Inc. -- OIL AND GAS
                 EXTRACTION.................................      5,887,581      9,148,850
      69,000   Guidant Corp. (a) -- ELECTROMEDICAL
                 MANUFACTURING..............................      2,698,671      3,415,500
     140,200   Intuit, Inc. (a) -- SOFTWARE PUBLISHERS......      4,348,335      5,800,775
     214,700   LTX Corp. (a) -- NAVIGATIONAL, MEASURING AND
                 CONTROL INSTRUMENTS........................      3,911,452      7,501,081
      69,300   Medtronic, Inc. (with
                 rights) -- ELECTROMEDICAL MANUFACTURING....      2,144,094      3,452,006
      68,000   MGC Communications, Inc. (a) -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      2,745,289      4,075,750
      81,000   Motorola, Inc. -- COMMUNICATIONS EQUIPMENT
                 MANUFACTURING..............................      1,864,991      2,354,063
      13,000   Next Level Communications, Inc. (a) -- WIRED
                 TELECOMMUNICATIONS CARRIERS................        260,000      1,114,750
     153,499   Outback Steakhouse, Inc. (a) -- FULL-SERVICE
                 RESTAURANTS................................      3,615,369      4,489,845
      57,500   PE Corp. -- CELERA GENOMICS (a) -- SCIENTIFIC
                 RESEARCH AND DEVELOPMENT SERVICES..........        365,980      5,376,250
     232,000   PE Corp. -- PE BIOSYSTEM
                 GROUP -- NAVIGATIONAL, MEASURING AND
                 CONTROL INSTRUMENTS........................      3,571,852     15,283,000
     112,000   RadioShack Corp. (with rights) -- ELECTRONICS
                 AND APPLIANCE STORES.......................      4,333,830      5,306,000
      57,438   Schlumberger Ltd. -- SUPPORT ACTIVITIES FOR
                 MINING.....................................      3,110,686      4,286,310
       5,500   Selectica, Inc. (a) -- OTHER INFORMATION
                 SERVICES...................................        165,000        385,343

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       6,800   Sequenom, Inc. (a) -- SCIENTIFIC RESEARCH AND
                 DEVELOPMENT SERVICES.......................   $    176,800   $    308,550
     120,000   Starbucks Corp. (a) -- LIMITED-SERVICE EATING
                 PLACES.....................................      3,435,209      4,582,500
      61,000   Synopsys, Inc. (a) -- COMPUTER SYSTEMS DESIGN
                 AND RELATED SERVICES.......................      1,818,643      2,108,313
     180,000   Tellabs, Inc. (a) -- WIRED TELECOMMUNICATIONS
                 CARRIERS...................................      1,210,073     12,318,750
      87,000   Tidewater, Inc. -- SUPPORT ACTIVITIES FOR
                 MINING.....................................      2,440,452      3,132,000
     105,000   Transocean Sedco Forex, Inc. -- SUPPORT
                 ACTIVITIES FOR MINING......................      5,459,779      5,610,937
      42,000   Univision Communications, Inc.
                 Class A (a) -- RADIO AND TELEVISION
                 BROADCASTING...............................      1,512,000      4,347,000
      34,000   Varian, Inc. (a) -- NAVIGATIONAL, MEASURING
                 AND CONTROL INSTRUMENTS....................        914,814      1,568,250
     211,200   Xilinx, Inc. (a) -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT MANUFACTURING....................      1,093,183     17,437,200
                                                               ------------   ------------
                                                                 94,397,121    205,199,705
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $207,561,787   $439,204,892
                                                               ============   ============

PREFERRED STOCKS-1.43%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            BRAZIL - 0.48%
   24,000   Telecomunicacoes Brasileiras S.A. ADR
              Preferred  -- OTHER TELECOMMUNICATIONS.....   $  1,051,959   $  2,331,000
                                                            ------------   ------------
            GERMANY - 0.95%
   24,375   SAP AG Preferred  -- SOFTWARE PUBLISHERS.....        460,676      4,575,038
                                                            ------------   ------------
            TOTAL PREFERRED STOCKS.......................      1,512,635      6,906,038
                                                            ------------   ------------
            TOTAL LONG-TERM INVESTMENTS..................   $209,074,422   $446,110,930
                                                            ============   ============

SHORT-TERM INVESTMENTS-6.26%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                CONSUMER LENDING - 2.64%
   $12,730,000  Associates Corp. Master Variable Rate Note,
                  Current rate -- 6.53%......................   $ 12,730,000
                                                                ------------
                DEPOSITORY CREDIT - BANKING - 1.75%
    8,425,506   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 6.42%........      8,425,506
                                                                ------------
                U.S. GOVERNMENT AGENCIES - 1.87%
    9,000,000   Federal Home Loan Mortgage Corp., 6.53%,
                  7-11-2000..................................      8,982,373
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     30,137,879
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $239,212,301)(b)...........................   $476,248,809
                                                                ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $239,252,991 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $239,291,097
Unrealized depreciation.....................................    (2,295,279)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $236,995,818
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par  Security                                  Cost Basis
---------------  ----------  --------                                  ----------
1998               14,000    Fujitsu Support and Service, Inc. - 144A  $  219,895
1999              365,454    Telewest Communications plc - 144A         1,116,261

    The aggregate value of these securities at June 30, 2000, was $2,649,398, which represents .55% of total net assets.

FORTIS SERIES FUND, INC.
GLOBAL EQUITY SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-94.76%
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            AUSTRALIA-1.83%
   5,350    Publishing & Broadcasting Ltd. -- RADIO AND
              TELEVISION BROADCASTING....................   $  40,838    $   41,276
   22,950   QBE Insurance Group Ltd. -- INSURANCE
              CARRIERS...................................      95,793       112,603
                                                            ----------   ----------
                                                              136,631       153,879
                                                            ----------   ----------
            CANADA-3.13%
   2,500    Anderson Exploration Ltd. -- OIL AND GAS
              EXTRACTION.................................      35,970        45,387
   1,670    AT&T Canada, Inc. (a) -- WIRED
              TELECOMMUNICATIONS CARRIERS................      70,776        55,599
   1,370    BCE, Inc. -- TELECOMMUNICATIONS RESELLERS....      37,238        32,454
   3,147    Canadian National Railway Co. -- URBAN
              TRANSIT SYSTEMS............................      89,423        91,853
     541    Nortel Networks Corp. -- OTHER
              TELECOMMUNICATIONS.........................      28,049        37,506
                                                            ----------   ----------
                                                              261,456       262,799
                                                            ----------   ----------
            CHINA-0.02%
      80    China Unicom Ltd. ADR -- OTHER
              TELECOMMUNICATIONS.........................       1,599         1,700
                                                            ----------   ----------
            FINLAND-1.72%
   1,450    Helsingin Puhelin Oyj -- WIRED
              TELECOMMUNICATIONS CARRIERS................     106,259       142,611
     200    Tecnomen Oyj -- COMMUNICATIONS EQUIPMENT
              MANUFACTURING..............................       1,593         1,725
                                                            ----------   ----------
                                                              107,852       144,336
                                                            ----------   ----------
            FRANCE-7.06%
     660    Aventis S.A. -- OTHER CHEMICAL AND
              PREPARATION MANUFACTURING..................      37,762        48,368
     800    BNP Paribas -- INTERNATIONAL TRADE
              FINANCING (FOREIGN BANKS)..................      67,765        77,301
     140    Bouygues S.A. -- MANAGEMENT OF COMPANIES AND
              ENTERPRISES................................      91,526        93,943
      67    Castorama Dubois Investissement
              S.A. -- BUILDING MATERIALS AND SUPPLIES
              DEALERS....................................      15,386        16,635
     550    Compagnie Francaise d'Etudes et de
              Construction S.A. -- OTHER HEAVY
              CONSTRUCTION...............................      63,356        66,800
   2,250    Sanofi-Synthelabo S.A. (a) -- PHARMACEUTICAL
              AND MEDICINE MANUFACTURING.................      88,807       107,627
     360    Societe Televsion Francaise 1 -- RADIO AND
              TELEVISION BROADCASTING....................      21,524        25,192
     580    Total Fina Elf -- PETROLEUM AND COAL PRODUCTS
              MANUFACTURING..............................      85,911        89,292
     770    Vivendi S.A. -- COMMERCIAL AND INDUSTRIAL
              MACHINERY AND EQUIPMENT....................      81,238        68,239
                                                            ----------   ----------
                                                              553,275       593,397
                                                            ----------   ----------
            GREECE-0.22%
   1,197    Antenna TV S.A. ADR -- RADIO AND TELEVISION
              BROADCASTING...............................      25,689        18,553
                                                            ----------   ----------
            ISRAEL-0.18%
   1,610    Partner Communications Co. Ltd.
              ADR (a) -- WIRELESS TELECOMMUNICATIONS
              CARRIERS...................................      14,490        15,295
                                                            ----------   ----------
            ITALY-0.85%
   14,160   Telecom Italia Mobile S.p.A. -- WIRELESS
              TELECOMMUNICATIONS CARRIERS................      62,248        71,534
                                                            ----------   ----------
            JAPAN-13.45%
   3,000    Canon, Inc. -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT MANUFACTURING....................     116,014       149,709
   8,000    Chugai Pharmaceutical Co.
              Ltd. -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................     150,119       151,600
     200    Fast Retailing Co. Ltd. -- CLOTHING STORES...      77,247        83,928
   6,000    Fuji Heavy Industries Ltd. -- MOTOR VEHICLE
              MANUFACTURING..............................      47,248        43,665
   2,000    Fujitsu Ltd. -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT MANUFACTURING....................      56,812        69,373
   11,000   Hitachi Ltd. -- COMMUNICATIONS EQUIPMENT
              MANUFACTURING..............................     134,870       159,066
   2,000    Mikuni Coca-Cola Bottling Co.
              Ltd. -- BEVERAGE MANUFACTURING.............      28,180        29,091
   4,000    Mitsubishi Electric Corp. -- OTHER ELECTRICAL
              EQUIPMENT AND COMPONENT....................      39,728        43,401
   8,000    Mitsubishi Motors Corp. -- MOTOR VEHICLE
              MANUFACTURING..............................      30,394        34,252
       5    Nippon Telegraph and Telephone Corp. -- WIRED
              TELECOMMUNICATIONS CARRIERS................      66,717        66,632
       6    NTT DoCoMo, Inc. -- WIRELESS
              TELECOMMUNICATIONS CARRIERS................     217,095       162,752
     300    Sony Corp. -- COMMUNICATIONS EQUIPMENT
              MANUFACTURING..............................      36,118        28,071
   2,000    Tokyo Broadcasting System -- RADIO AND
              TELEVISION BROADCASTING....................      77,860        86,574
   2,000    Toshiba Corp. -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT MANUFACTURING....................      19,495        22,627
                                                            ----------   ----------
                                                            1,097,897     1,130,741
                                                            ----------   ----------
            MEXICO-0.54%
     660    Grupo Televisa S.A. GDR (a) -- RADIO AND
              TELEVISION BROADCASTING....................      40,517        45,499
                                                            ----------   ----------
            NETHERLANDS-6.27%
   3,330    Akzo Nobel N.V. -- BASIC CHEMICAL
              MANUFACTURING..............................     143,642       142,050
   1,279    ING Groep N.V. -- INTERNATIONAL TRADE
              FINANCING (FOREIGN BANKS)..................      70,211        86,804
   2,150    Koninklijke (Royal) Philips Electronics
              N.V. -- OTHER ELECTRICAL EQUIPMENT AND
              COMPONENT..................................      94,363       101,813

--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
   1,974    KPN N.V. -- WIRED TELECOMMUNICATIONS
              CARRIERS...................................   $ 103,174    $   88,653
   1,600    Libertel N.V. (a) -- WIRELESS
              TELECOMMUNICATIONS CARRIERS................      30,160        24,463
   1,340    Royal Dutch Petroleum Co. -- PETROLEUM AND
              COAL PRODUCTS MANUFACTURING................      80,247        83,623
                                                            ----------   ----------
                                                              521,797       527,406
                                                            ----------   ----------
            NORWAY-0.50%
   1,590    Schibsted ASA -- NEWSPAPER, PERIODICAL, BOOK
              AND DATABASE PUBLISHERS....................      34,056        29,576
     570    Sparebanken NOR -- NONDEPOSITORY CREDIT
              BANKING....................................      10,729        12,837
                                                            ----------   ----------
                                                               44,785        42,413
                                                            ----------   ----------
            PORTUGAL-0.44%
   2,400    Telecel-Comunicacoes Pessoais
              S.A. -- WIRELESS TELECOMMUNICATIONS
              CARRIERS...................................      42,151        36,580
                                                            ----------   ----------
            SINGAPORE-1.82%
   7,000    Oversea-Chinese Banking Corp.
              Ltd. -- DEPOSITORY CREDIT-BANKING..........      47,818        48,178
   19,000   Overseas Union Bank Ltd. -- NONDEPOSITORY
              CREDIT BANKING.............................      81,425        73,626
   2,000    Singapore Press Holdings Ltd. -- NEWSPAPER,
              PERIODICAL, BOOK AND DATABASE PUBLISHERS...      36,730        31,232
                                                            ----------   ----------
                                                              165,973       153,036
                                                            ----------   ----------
            SPAIN-0.57%
   2,390    Repsol S.A. -- OIL AND GAS EXTRACTION........      50,325        47,768
                                                            ----------   ----------
            SWEDEN-3.13%
   1,750    AstraZeneca Group plc -- PHARMACEUTICAL AND
              MEDICINE MANUFACTURING.....................      74,774        81,804
     630    NetCom AB -- CABLE AND OTHER PROGRAM
              DISTRIBUTION...............................      44,547        46,760
   16,000   Saab AB -- AEROSPACE PRODUCT AND PARTS
              MANUFACTURING..............................     151,664       134,990
                                                            ----------   ----------
                                                              270,985       263,554
                                                            ----------   ----------
            SWITZERLAND-1.38%
      73    Novartis AG -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................     103,373       116,003
                                                            ----------   ----------
            UNITED KINGDOM-11.81%
   9,640    BAE SYSTEMS plc -- AEROSPACE PRODUCT AND
              PARTS MANUFACTURING........................      55,821        60,091
   11,000   BP Amoco plc -- OIL AND GAS EXTRACTION.......      89,475       105,579
   5,060    Cable & Wireless plc -- WIRED
              TELECOMMUNICATIONS CARRIERS................      89,258        85,719
   1,270    Capital Radio plc -- RADIO AND TELEVISION
              BROADCASTING...............................      25,807        29,657
   6,860    Carlton Communications plc -- MOTION PICTURE
              AND VIDEO INDUSTRIES.......................      80,103        88,275
   5,430    CGU plc -- INSURANCE CARRIERS................      79,115        90,507
   7,060    Diageo plc -- BEVERAGE MANUFACTURING.........      61,465        63,220
     100    NDS Group plc ADR (a) -- INTERNET PUBLISHING
              AND BROADCASTING...........................       4,263         6,100
   6,060    Next plc -- ELECTRONIC SHOPPING AND
              MAIL-ORDER HOUSES..........................      52,855        53,256
   4,960    Reckitt Benckiser plc -- SOAP, CLEANING
              COMPOUND, TOILET MANUFACTURING.............      51,579        55,116
   4,320    Royal Bank of Scotland Group -- DEPOSITORY
              CREDIT-BANKING.............................      65,325        72,333
   7,700    United News & Media plc -- NEWSPAPER,
              PERIODICAL, BOOK AND DATABASE PUBLISHERS...      98,282       110,742
   42,740   Vodafone AirTouch plc -- WIRELESS
              TELECOMMUNICATIONS CARRIERS................     209,384       172,760
                                                            ----------   ----------
                                                              962,732       993,355
                                                            ----------   ----------
            UNITED STATES-39.84%
   1,100    Adelphia Business Solutions, Inc. (a) (with
              rights) -- OTHER TELECOMMUNICATIONS........      41,747        25,506
     190    Agilent Technologies,
              Inc. (a) -- NAVIGATIONAL, MEASURING AND
              CONTROL INSTRUMENTS........................      15,082        14,013
     860    Apache Corp. -- OIL AND GAS EXTRACTION.......      41,165        50,579
   1,200    AT&T Wireless Group (a) -- OTHER
              TELECOMMUNICATIONS.........................      35,288        33,450
   2,020    Bausch & Lomb, Inc. -- COMMERCIAL AND SERVICE
              INDUSTRY MACHINERY MANUFACTURING...........     109,296       156,297
     680    Bell Atlantic Corp. -- WIRED
              TELECOMMUNICATIONS CARRIERS................      41,003        34,553
   2,390    BJ's Wholesale Club, Inc. (a) -- OTHER
              GENERAL MERCHANDISE STORES.................      81,411        78,870
   1,390    BMC Software, Inc. (a) -- SOFTWARE
              PUBLISHERS.................................      59,174        50,713
   1,820    Boeing Co. -- AEROSPACE PRODUCT AND PARTS
              MANUFACTURING..............................      69,363        76,099
     600    Bristol-Myers Squibb Co. -- PHARMACEUTICAL
              AND MEDICINE MANUFACTURING.................      38,857        34,950
   1,000    BroadWing, Inc. (a) -- WIRED
              TELECOMMUNICATIONS CARRIERS................      28,014        25,938
     790    CIGNA Corp. -- INSURANCE CARRIERS............      64,955        73,865
   1,700    Coastal Corp. -- PETROLEUM AND COAL PRODUCTS
              MANUFACTURING..............................      80,944       103,487
   3,750    Computer Associates International,
              Inc. -- SOFTWARE PUBLISHERS................     193,950       191,953
   1,020    Computer Sciences Corp. (a) -- COMPUTER
              SYSTEMS DESIGN AND RELATED SERVICES........      80,554        76,181
   2,320    Compuware Corp. (a) -- SOFTWARE PUBLISHERS...      27,240        24,070
   4,000    Conoco, Inc. Class A -- PETROLEUM AND COAL
              PRODUCTS MANUFACTURING.....................      92,667        88,000
     140    Corning, Inc. -- OTHER ELECTRICAL EQUIPMENT
              AND COMPONENT..............................      24,783        37,783

FORTIS SERIES FUND, INC.
GLOBAL EQUITY SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
   2,250    CVS Corp. -- HEALTH AND PERSONAL CARE
              STORES.....................................   $  96,842    $   90,000
   2,650    Deere & Co. -- AGRICULTURE, CONSTRUCTION AND
              MINING MACHINERY...........................     104,454        98,050
   2,370    Disney (Walt) Co. -- MOTION PICTURE AND VIDEO
              INDUSTRIES.................................      93,590        91,986
     200    Electronic Data Systems Corp. -- COMPUTER
              SYSTEMS DESIGN AND RELATED SERVICES........      13,627         8,250
   3,880    EOG Resources, Inc. -- OIL AND GAS
              EXTRACTION.................................      93,436       129,980
   1,370    FLAG Telecom Holdings
              Ltd. (a) -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT MANUFACTURING....................      19,554        20,379
     840    GTE Corp. -- WIRED TELECOMMUNICATIONS
              CARRIERS...................................      59,915        52,290
   1,130    Halliburton Co. -- SUPPORT ACTIVITIES FOR
              MINING.....................................      54,393        53,322
   1,990    Hartford Financial Services Group,
              Inc. -- INSURANCE CARRIERS.................      95,212       111,316
   1,200    Hearst-Argyle Television, Inc. (a) -- RADIO
              AND TELEVISION BROADCASTING................      25,049        23,400
     530    Hewlett-Packard Co. -- COMPUTER AND
              PERIPHERAL EQUIPMENT MANUFACTURING.........      57,649        66,184
   1,410    Ingersoll-Rand Co. -- AGRICULTURE,
              CONSTRUCTION AND MINING MACHINERY..........      61,931        56,752
     720    International Business Machines
              Corp. -- COMPUTER AND PERIPHERAL EQUIPMENT
              MANUFACTURING..............................      80,732        78,885
   2,250    Keebler Foods Co. (a) -- BAKERIES AND
              TORTILLA MANUFACTURING.....................      67,743        83,531
     500    Lucent Technologies, Inc. -- COMMUNICATIONS
              EQUIPMENT MANUFACTURING....................      29,269        29,625
     600    Marsh & McLennan Companies, Inc. -- AGENCIES,
              BROKERAGE AND OTHER INSURANCE ACTIVITIES...      56,868        62,663
     650    MetLife, Inc. (a) -- INSURANCE CARRIERS......      10,701        13,691
   2,550    Motorola, Inc. -- COMMUNICATIONS EQUIPMENT
              MANUFACTURING..............................      98,184        74,109
   1,980    NRG Energy, Inc. -- ELECTRIC GENERATION,
              TRANSMISSION AND DISTRIBUTION..............      29,700        36,135
   1,720    NTL, Inc. (a) -- OTHER TELECOMMUNICATIONS....     125,037       102,985
   1,732    Pfizer, Inc. (with rights) -- PHARMACEUTICAL
              AND MEDICINE MANUFACTURING.................      67,580        83,136
   1,570    Pharmacia Corp. -- PHARMACEUTICAL AND
              MEDICINE MANUFACTURING.....................      83,093        81,149
   2,960    Polaroid Corp. -- OTHER CHEMICAL AND
              PREPARATION MANUFACTURING..................      62,404        53,465
   2,800    Reliastar Financial Corp. -- INSURANCE
              CARRIERS...................................      83,582       146,825
   1,630    Safeway, Inc. (a) -- GROCERY STORES..........      72,821        73,554
   1,300    Santa Fe International Corp. -- SUPPORT
              ACTIVITIES FOR MINING......................      44,850        45,419
     830    Sprint Corp. -- OTHER TELECOMMUNICATIONS.....      48,607        42,330
   1,900    Sprint Corp. (PCS Group) (a) -- OTHER
              TELECOMMUNICATIONS.........................     101,708       113,050
   1,310    Tellabs, Inc. (a) -- WIRED TELECOMMUNICATIONS
              CARRIERS...................................      64,798        89,653
     500    Time Warner Telecom, Inc.
              Class A (a) -- OTHER TELECOMMUNICATIONS....      25,000        32,188
   1,270    Time Warner, Inc. -- NEWSPAPER, PERIODICAL,
              BOOK AND DATABASE PUBLISHERS...............     110,212        96,520
     540    TRW, Inc. -- MOTOR VEHICLE PARTS
              MANUFACTURING..............................      28,619        23,423
     150    United Parcel Service, Inc.
              Class B -- COURIERS........................       9,033         8,850
                                                            ----------   ----------
                                                            3,201,686     3,349,402
                                                            ----------   ----------
            TOTAL COMMON STOCKS..........................   $7,665,461   $7,967,250
                                                            ==========   ==========

PREFERRED STOCKS-1.71%
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            GERMANY-1.71%
   1,200    ProSieben Media AG  -- RADIO AND TELEVISION
              BROADCASTING...............................   $ 128,562    $  143,790
                                                            ----------   ----------
            TOTAL LONG-TERM INVESTMENTS..................   $7,794,023   $8,111,040
                                                            ==========   ==========

SHORT-TERM INVESTMENTS-4.21%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                    Value (c)
   ---------                                                  ----------
              DEPOSITORY CREDIT-BANKING-4.21%
   $354,289   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.42%........   $  354,289
                                                              ----------
              TOTAL INVESTMENTS IN SECURITIES
                (COST: $8,148,312) (b).....................   $8,465,329
                                                              ==========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $8,151,249 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $ 701,530
Unrealized depreciation..........................................   (387,450)
----------------------------------------------------------------------------
Net unrealized appreciation......................................  $ 314,080
----------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS- 97.28%
--------------------------------------------------------------------------------

                                                                              Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   ------------
             AEROSPACE PRODUCT AND PARTS MANUFACTURING -
             2.22%
     19,500  Honeywell International, Inc.................   $ 1,187,070   $    656,906
     29,800  United Technologies Corp.....................     1,664,280      1,754,475
                                                             -----------   ------------
                                                               2,851,350      2,411,381
                                                             -----------   ------------
             BUILDING MATERIALS AND SUPPLIES DEALERS -
             4.22%
     66,400  Home Depot, Inc..............................     3,202,303      3,315,850
     31,000  Lowe's Companies, Inc........................     1,594,880      1,272,938
                                                             -----------   ------------
                                                               4,797,183      4,588,788
                                                             -----------   ------------
             COMMUNICATIONS EQUIPMENT MANUFACTURING -
             9.41%
     76,200  Cisco Systems, Inc. (a)......................     2,901,997      4,843,463
      5,300  Lucent Technologies, Inc.....................       343,043        314,025
      4,500  Motorola, Inc................................       222,389        130,781
     99,100  Nokia Oyj Corp. ADR..........................     2,522,085      4,948,806
                                                             -----------   ------------
                                                               5,989,514     10,237,075
                                                             -----------   ------------
             COMPUTER AND PERIPHERAL EQUIPMENT
             MANUFACTURING - 6.91%
     80,200  Dell Computer Corp. (a)......................     3,280,716      3,954,863
     34,400  EMC Corp. (a)................................     1,259,822      2,646,650
      5,100  International Business Machines Corp.               509,070        558,768
      4,000  Sun Microsystems, Inc. (a)...................       227,500        363,750
                                                             -----------   ------------
                                                               5,277,108      7,524,031
                                                             -----------   ------------
             CONSUMER LENDING - 0.27%
      7,000  Household International, Inc.................       290,165        290,938
                                                             -----------   ------------
             DEPARTMENT STORES - 0.78%
     15,300  Kohl's Corp. (a).............................       553,253        851,063
                                                             -----------   ------------
             DEPOSITORY CREDIT-BANKING - 5.14%
        136  Bank of America Corp.........................         8,226          5,848
     24,000  Chase Manhattan Corp.........................     1,158,706      1,105,500
     68,100  Citigroup, Inc...............................     3,451,854      4,103,025
      9,900  Wells Fargo Co...............................       446,094        383,625
                                                             -----------   ------------
                                                               5,064,880      5,597,998
                                                             -----------   ------------
             ELECTROMEDICAL MANUFACTURING - 0.87%
     18,900  Medtronic, Inc. (with rights)................       818,599        941,456
                                                             -----------   ------------
             ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES -
             0.33%
      6,600  eBay, Inc. (a)...............................       482,464        358,463
                                                             -----------   ------------
             HEALTH AND PERSONAL CARE STORES - 0.54%
     18,300  Walgreen Co..................................       440,315        589,031
                                                             -----------   ------------
             INDUSTRIAL MACHINERY MANUFACTURING - 4.36%
     52,400  Applied Materials, Inc. (a)..................     4,391,597      4,748,750
                                                             -----------   ------------
             INSURANCE CARRIERS - 1.40%
     13,000  American International Group, Inc............     1,175,127      1,527,500
                                                             -----------   ------------

                                                                              Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   ------------
             MOTION PICTURE AND VIDEO INDUSTRIES - 4.59%
    111,700  AT&T Corp. - Liberty Media Group (a).........   $ 2,018,294   $  2,708,725
      4,500  Clear Channel Communications, Inc. (a).......       328,728        337,500
     11,600  Disney (Walt) Co.............................       486,411        450,225
     21,900  Viacom, Inc. Class B (a).....................     1,288,701      1,493,306
                                                             -----------   ------------
                                                               4,122,134      4,989,756
                                                             -----------   ------------
             NEWSPAPER, PERIODICAL, BOOK AND DATABASE
             PUBLISHERS - 1.80%
     25,800  Time Warner, Inc.............................     1,849,828      1,960,800
                                                             -----------   ------------
             NONDEPOSITORY CREDIT BANKING - 7.38%
    133,212  Associates First Capital Corp. Class A.......     4,512,638      2,972,293
     78,000  C.I.T. Group, Inc............................     1,647,509      1,267,500
      6,700  Fannie Mae...................................       421,998        349,656
     30,000  Freddie Mac..................................     1,637,351      1,215,000
     82,300  MBNA Corp....................................     2,007,361      2,232,388
                                                             -----------   ------------
                                                              10,226,857      8,036,837
                                                             -----------   ------------
             OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
             1.71%
      6,900  Corning, Inc.................................     1,075,083      1,862,138
                                                             -----------   ------------
             OTHER GENERAL MERCHANDISE STORES - 0.46%
      5,000  Costco Wholesale Corp. (a)...................       203,338        165,000
      5,900  Wal-Mart Stores, Inc.........................       216,967        339,988
                                                             -----------   ------------
                                                                 420,305        504,988
                                                             -----------   ------------
             OTHER INFORMATION SERVICES - 1.07%
      4,900  America Online, Inc. (a).....................       311,397        258,475
      7,300  Yahoo!, Inc. (a).............................       944,019        904,288
                                                             -----------   ------------
                                                               1,255,416      1,162,763
                                                             -----------   ------------
             OTHER MISCELLANEOUS MANUFACTURING - 0.10%
      2,100  General Electric Co..........................        51,215        111,300
                                                             -----------   ------------
             OTHER TELECOMMUNICATIONS - 5.08%
     84,200  AT&T Wireless Group (a)......................     2,483,946      2,347,075
     30,200  Nortel Networks Corp.........................     1,825,526      2,061,150
     22,000  Sprint Corp..................................     1,525,154      1,122,000
                                                             -----------   ------------
                                                               5,834,626      5,530,225
                                                             -----------   ------------
             PETROLEUM AND COAL PRODUCTS MANUFACTURING -
             1.71%
     32,964  BP Amoco plc ADR.............................     1,518,437      1,864,526
                                                             -----------   ------------
             PHARMACEUTICAL AND MEDICINE MANUFACTURING -
             11.25%
    153,900  Pfizer, Inc. (with rights)...................     4,980,463      7,387,200
     20,300  Pharmacia Corp...............................     1,038,047      1,049,256
     75,300  Schering-Plough Corp.........................     3,570,714      3,802,650
                                                             -----------   ------------
                                                               9,589,224     12,239,106
                                                             -----------   ------------
             RADIO AND TELEVISION BROADCASTING - 0.63%
     10,000  AMFM, Inc. (a)...............................       631,831        690,000
                                                             -----------   ------------

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   ------------
             SCHEDULED AIR TRANSPORTATION - 0.79%
     15,400  Continental Airlines, Inc. Class B (a).......   $   593,398   $    723,800
        600  Delta Air Lines, Inc.........................        32,947         30,338
      1,800  UAL Corp.....................................       114,222        104,738
                                                             -----------   ------------
                                                                 740,567        858,876
                                                             -----------   ------------
             SECURITIES AND COMMODITY CONTRACTS AND
             BROKERAGE - 2.61%
      4,900  Goldman Sachs Group, Inc.....................       439,499        464,887
     28,500  Morgan Stanley Dean Witter & Co..............     1,380,211      2,372,625
                                                             -----------   ------------
                                                               1,819,710      2,837,512
                                                             -----------   ------------
             SEMICONDUCTOR, ELECTRONIC COMPONENT
             MANUFACTURING - 12.35%
      2,300  E-Tek Dynamics, Inc. (a).....................       447,012        606,768
     48,900  Intel Corp...................................     3,958,355      6,537,318
      9,700  Micron Technology, Inc. (a)..................       773,410        854,206
      8,900  Solectron Corp. (a)..........................       377,284        372,687
      1,500  Texas Instruments, Inc.......................       114,487        103,031
    104,800  Tyco International Ltd.......................     3,979,169      4,964,900
                                                             -----------   ------------
                                                               9,649,717     13,438,910
                                                             -----------   ------------

                                                                              Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   ------------
             SOAP, CLEANING COMPOUND, TOILET MANUFACTURING
             - 0.04%
        800  Colgate-Palmolive Co.........................   $    30,757   $     47,900
                                                             -----------   ------------
             SOFTWARE PUBLISHERS - 4.65%
     46,400  Microsoft Corp. (a)..........................     4,173,668      3,712,000
     16,100  Oracle Corp. (a).............................       900,969      1,353,406
                                                             -----------   ------------
                                                               5,074,637      5,065,406
                                                             -----------   ------------
             WIRED TELECOMMUNICATIONS CARRIERS - 1.49%
      2,300  Amdocs Ltd. (a)..............................       167,418        176,525
     45,600  AT&T Corp....................................     1,718,595      1,442,100
                                                             -----------   ------------
                                                               1,886,013      1,618,625
                                                             -----------   ------------
             WIRELESS TELECOMMUNICATIONS CARRIERS - 3.12%
     81,900  Vodafone AirTouch plc ADR....................     4,489,819      3,393,731
                                                             -----------   ------------
             TOTAL COMMON STOCKS..........................   $92,397,731   $105,879,873
                                                             ===========   ============

SHORT-TERM INVESTMENTS - 0.58%
--------------------------------------------------------------------------------

   Principal                                                     Market
    Amount                                                     Value (c)
   ---------                                                  ------------
              OTHER INVESTMENT POOLS AND FUNDS - 0.58%
   $629,964   First American Prime Obligation Fund, Current
                rate -- 6.20%..............................   $    629,964
                                                              ------------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $93,027,695)(b)............................   $106,509,837
                                                              ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $93,123,086 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $20,615,466
Unrealized depreciation.....................................   (7,228,715)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $13,386,751
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.27% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
INVESTORS GROWTH SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-91.09%
--------------------------------------------------------------------------------

                                                                            Market
    Shares                                                    Cost (b)    Value (c)
   --------                                                  ----------   ----------
             AGENCIES, BROKERAGE AND OTHER INSURANCE
             ACTIVITIES - 0.48%
        400  Marsh & McLennan Companies, Inc..............   $   37,408   $   41,775
                                                             ----------   ----------
             AGRICULTURE, CONSTRUCTION AND MINING
             MACHINERY - 0.42%
      1,000  Deere & Co...................................       44,712       37,000
                                                             ----------   ----------
             BEVERAGE MANUFACTURING - 1.92%
      1,100  Anheuser-Busch Companies, Inc................       79,066       82,156
      1,500  Coca-Cola Co.................................       79,895       86,156
                                                             ----------   ----------
                                                                158,961      168,312
                                                             ----------   ----------
             CABLE AND OTHER SUBSCRIPTION PROGRAMMING -
             1.48%
      2,100  Comcast Corp. Special Class A (a)............       76,674       85,050
      2,100  USA Networks, Inc. (a).......................       47,072       45,412
                                                             ----------   ----------
                                                                123,746      130,462
                                                             ----------   ----------
             COMMERCIAL AND SERVICE INDUSTRY MACHINERY
             MANUFACTURING - 0.62%
        700  Bausch & Lomb, Inc...........................       39,642       54,162
                                                             ----------   ----------
             COMMUNICATIONS EQUIPMENT MANUFACTURING -
             4.21%
      3,900  Cisco Systems, Inc. (a)......................      258,153      247,894
        675  Comverse Technology, Inc. (a)................       54,302       62,775
      1,500  Motorola, Inc................................       46,727       43,594
        800  Telefonaktiebolaget LM Ericsson AB
               Class B....................................       16,523       15,916
                                                             ----------   ----------
                                                                375,705      370,179
                                                             ----------   ----------
             COMPUTER AND PERIPHERAL EQUIPMENT
             MANUFACTURING - 5.02%
        700  Cabletron Systems, Inc. (a)..................       15,015       17,675
      1,000  Compaq Computer Corp.........................       27,836       25,562
      2,300  Dell Computer Corp. (a)......................      111,464      113,419
      1,500  EMC Corp. (a)................................       95,398      115,406
      1,300  Seagate Technology, Inc. (a).................       66,294       71,500
         10  StorageNetworks, Inc. (a)....................          270          902
      1,000  Sun Microsystems, Inc. (a)...................       89,040       90,937
         50  VERITAS Software Corp. (a)...................        5,466        5,651
                                                             ----------   ----------
                                                                410,783      441,052
                                                             ----------   ----------
             COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
             - 4.32%
      2,000  Automatic Data Processing, Inc...............      101,076      107,125
        500  BISYS Group, Inc. (a)........................       33,162       30,750
      2,900  Cadence Design Systems, Inc. (a).............       48,040       59,087
        300  Check Point Software Technologies Ltd. (a)          57,175       63,525
      1,300  Computer Sciences Corp. (a)..................       98,735       97,094
        100  Foundry Networks, Inc. (a)...................       10,634       11,050
        100  i2 Technologies, Inc. (a)....................       11,356       10,427
         10  Stratos Lightwave, Inc. (a)..................          210          279
                                                             ----------   ----------
                                                                360,388      379,337
                                                             ----------   ----------
             DATA PROCESSING, HOSTING AND RELATED SERVICES
             - 0.88%
      1,300  First Data Corp..............................       63,538       64,512
        300  Fiserv, Inc. (a).............................       10,725       12,975
                                                             ----------   ----------
                                                                 74,263       77,487
                                                             ----------   ----------
             DEPOSITORY CREDIT-BANKING - 1.85%
      1,500  Citigroup, Inc...............................       92,074       90,375
      1,700  HSBC Holdings plc............................       20,440       19,444

                                                                            Market
    Shares                                                    Cost (b)    Value (c)
   --------                                                  ----------   ----------
        500  State Street Corp............................   $   47,072   $   53,031
                                                             ----------   ----------
                                                                159,586      162,850
                                                             ----------   ----------
             ELECTRIC GENERATION, TRANSMISSION AND
             DISTRIBUTION - 1.76%
      3,400  AES Corp. (a)................................      136,830      155,125
                                                             ----------   ----------
             ELECTRICAL GOODS WHOLESALERS - 0.95%
      2,000  American Tower Corp. Class A (a).............       88,432       83,375
                                                             ----------   ----------
             ELECTROMEDICAL MANUFACTURING - 0.99%
        700  Waters Corp. (a).............................       58,158       87,369
                                                             ----------   ----------
             ELECTRONICS AND APPLIANCE STORES - 0.65%
      1,200  RadioShack Corp. (with rights)...............       61,847       56,850
                                                             ----------   ----------
             ENGINE, TURBINE AND POWER TRANSMISSION
             EQUIPMENT - 0.00%
         10  Capstone Turbine Corp. (a)...................          160          451
                                                             ----------   ----------
             GENERAL MEDICAL AND SURGICAL HOSPITALS -
             0.52%
      1,500  HCA - The Healthcare Co......................       45,396       45,562
                                                             ----------   ----------
             GROCERY STORES - 2.12%
      1,700  Kroger Co. (a)...............................       32,515       37,506
      3,300  Safeway, Inc. (a)............................      154,070      148,912
                                                             ----------   ----------
                                                                186,585      186,418
                                                             ----------   ----------
             HEALTH AND PERSONAL CARE STORES - 1.32%
      2,900  CVS Corp.....................................      124,239      116,000
                                                             ----------   ----------
             INDUSTRIAL MACHINERY MANUFACTURING - 1.26%
        200  Applied Materials, Inc. (a)..................       18,803       18,125
        600  Emerson Electric Co..........................       31,914       36,225
      1,500  Lam Research Corp. (a).......................       60,459       56,250
                                                             ----------   ----------
                                                                111,176      110,600
                                                             ----------   ----------
             INSURANCE CARRIERS - 3.19%
      1,100  American International Group, Inc............      115,940      129,250
      1,800  AXA Financial, Inc...........................       72,709       61,200
      1,600  Hartford Financial Services Group, Inc.......       77,031       89,500
                                                             ----------   ----------
                                                                265,680      279,950
                                                             ----------   ----------
             MOTION PICTURE AND VIDEO INDUSTRIES - 2.07%
      2,400  AT&T Corp. - Liberty Media Group
               Class A (a)................................       57,924       58,200
        400  UnitedGlobalCom, Inc. Class A (a)............       20,496       18,700
      1,542  Viacom, Inc. Class B (a).....................       90,860      105,145
                                                             ----------   ----------
                                                                169,280      182,045
                                                             ----------   ----------
             NATURAL GAS DISTRIBUTION - 0.22%
        300  Enron Corp...................................       20,990       19,350
                                                             ----------   ----------
             NAVIGATIONAL, MEASURING AND CONTROL
             INSTRUMENTS - 0.60%
        800  PE Corp. - PE Biosystems Group...............       52,300       52,700
                                                             ----------   ----------
             NEWSPAPER, PERIODICAL, BOOK AND DATABASE
             PUBLISHERS - 0.69%
        800  Time Warner, Inc.............................       71,006       60,800
                                                             ----------   ----------
             NONDEPOSITORY CREDIT BANKING - 2.10%
        500  American Express Co..........................       23,160       26,062
      1,800  Associates First Capital Corp. Class A.......       38,565       40,162
      1,800  Freddie Mac..................................       80,426       72,900

FORTIS SERIES FUND, INC.
INVESTORS GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
    Shares                                                    Cost (b)    Value (c)
   --------                                                  ----------   ----------
        500  Providian Financial Corp.....................   $   44,017   $   45,000
                                                             ----------   ----------
                                                                186,168      184,124
                                                             ----------   ----------
             OFFICE SUPPLIES, STATIONARY AND GIFT STORES -
             0.05%
        700  Office Depot, Inc. (a).......................        8,764        4,375
                                                             ----------   ----------
             OIL AND GAS EXTRACTION - 0.13%
        200  Apache Corp..................................        9,541       11,762
                                                             ----------   ----------
             OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
             2.97%
        600  Corning, Inc.................................      100,326      161,925
      2,500  Metromedia Fiber Network, Inc. Class A (a)          82,116       99,219
                                                             ----------   ----------
                                                                182,442      261,144
                                                             ----------   ----------
             OTHER GENERAL MERCHANDISE STORES - 0.26%
        400  Wal-Mart Stores, Inc.........................       21,946       23,050
                                                             ----------   ----------
             OTHER INFORMATION SERVICES - 0.34%
        100  Art Technology Group, Inc. (a)...............        7,773       10,094
        100  Juniper Networks, Inc. (a)...................       12,667       14,556
        100  Vignette Corp. (a)...........................        4,148        5,202
                                                             ----------   ----------
                                                                 24,588       29,852
                                                             ----------   ----------
             OTHER MISCELLANEOUS MANUFACTURING - 1.75%
      2,900  General Electric Co..........................      149,726      153,700
                                                             ----------   ----------
             OTHER TELECOMMUNICATIONS - 6.15%
         10  Exfo Electro-Optical Engineering, Inc. (a)..           260          439
        800  Nextel Communications, Inc. Class A (a)......       47,039       48,950
      3,400  Nortel Networks Corp.........................      188,277      232,050
        900  NTL, Inc. (a)................................       60,114       53,888
      1,900  Sprint Corp. (PCS Group) (a).................      104,839      113,050
        200  VoiceStream Wireless Corp. (a)...............       25,708       23,259
      1,500  WorldCom, Inc. (a)...........................       64,359       68,813
                                                             ----------   ----------
                                                                490,596      540,449
                                                             ----------   ----------
             PETROLEUM AND COAL PRODUCTS MANUFACTURING -
             1.90%
        900  Coastal Corp.................................       53,222       54,788
      1,800  Royal Dutch Petroleum Co.....................      113,132      112,329
                                                             ----------   ----------
                                                                166,354      167,117
                                                             ----------   ----------
             PHARMACEUTICAL AND MEDICINE MANUFACTURING -
             8.02%
      2,500  Abbott Laboratories..........................      104,424      111,406
        400  ALZA Corp. (a)...............................       22,396       23,650
      2,500  American Home Products Corp..................      144,903      146,875
      1,400  Bristol-Myers Squibb Co......................       76,741       81,550
        100  Genzyme Corp. - General Division (a).........        5,474        5,944
      3,575  Pfizer, Inc. (with rights)...................      145,877      171,600
      2,700  Pharmacia Corp...............................      151,245      139,556
        200  Sepracor, Inc. (a)...........................       18,487       24,125
                                                             ----------   ----------
                                                                669,547      704,706
                                                             ----------   ----------
             PIPELINE TRANSPORTATION OF NATURAL
             GAS - 0.31%
        400  Dynegy, Inc. Class A.........................       28,988       27,325
                                                             ----------   ----------

                                                                            Market
    Shares                                                    Cost (b)    Value (c)
   --------                                                  ----------   ----------
             RADIO AND TELEVISION BROADCASTING - 0.93%
      1,100  Infinity Broadcasting Corp. Class A (a)......   $   33,124   $   40,081
        400  Univision Communications, Inc.
               Class A (a)................................       41,283       41,400
                                                             ----------   ----------
                                                                 74,407       81,481
                                                             ----------   ----------
             SEMICONDUCTOR, ELECTRONIC COMPONENT
             MANUFACTURING - 11.34%
        400  Altera Corp. (a).............................       38,906       40,775
        500  Analog Devices, Inc. (a).....................       32,631       38,000
        600  Atmel Corp. (a)..............................       24,366       22,125
      1,300  Flextronics International Ltd. (a)...........       86,433       89,294
      1,600  Intel Corp...................................      197,215      213,900
      1,500  LSI Logic Corp. (a)..........................       83,085       81,188
      2,500  Micron Technology, Inc. (a)..................      169,853      220,156
      1,300  National Semiconductor Corp. (a).............       81,493       73,775
        100  Sanmina Corp. (a)............................        5,501        8,550
      4,400  Tyco International Ltd.......................      199,533      208,450
                                                             ----------   ----------
                                                                919,016      996,213
                                                             ----------   ----------
             SOAP, CLEANING COMPOUND, TOILET MANUFACTURING
             - 0.25%
        500  Clorox Co....................................       22,411       22,406
                                                             ----------   ----------
             SOFTWARE PUBLISHERS - 9.70%
        300  BEA Systems, Inc. (a)........................       11,962       14,831
      1,300  BMC Software, Inc. (a).......................       53,366       47,430
        200  Commerce One, Inc. (a).......................       10,466        9,078
      1,500  Computer Associates International, Inc.......       75,296       76,781
        200  E.piphany, Inc. (a)..........................       20,243       21,438
        200  Mercury Interactive Corp. (a)................       15,237       19,350
      3,300  Microsoft Corp. (a)..........................      244,058      264,000
      1,300  Oracle Corp. (a).............................      100,992      109,281
        800  Rational Software Corp. (a)..................       60,708       74,350
        200  Siebel Systems, Inc. (a).....................       23,562       32,713
      1,037  VeriSign, Inc. (a)...........................      138,983      183,031
                                                             ----------   ----------
                                                                754,873      852,283
                                                             ----------   ----------
             SUPPORT ACTIVITIES FOR MINING - 3.16%
      2,400  Baker Hughes, Inc............................       73,625       76,800
      1,400  Global Marine, Inc. (a)......................       37,964       39,463
      1,300  Halliburton Co...............................       55,901       61,344
      1,000  Noble Drilling Corp. (a).....................       36,270       41,188
      1,100  Transocean Sedco Forex, Inc..................       50,504       58,781
                                                             ----------   ----------
                                                                254,264      277,576
                                                             ----------   ----------
             TOBACCO MANUFACTURING - 0.33%
      1,100  Philip Morris Companies, Inc.................       30,179       29,219
                                                             ----------   ----------
             WIRED TELECOMMUNICATIONS CARRIERS - 2.54%
        300  Alltel Corp..................................       19,136       18,581
        400  Amdocs Ltd. (a)..............................       29,108       30,700
      3,300  Global Crossing Ltd. (a).....................      101,548       86,831
          2  KPN N.V......................................          105           90
      1,200  NEXTLINK Communications, Inc.
               Class A (a)................................       42,893       45,525
        600  Tellabs, Inc. (a)............................       42,277       41,064
                                                             ----------   ----------
                                                                235,067      222,791
                                                             ----------   ----------
             WIRELESS TELECOMMUNICATIONS CARRIERS - 1.32%
     28,600  Vodafone AirTouch plc........................      135,396      115,604
                                                             ----------   ----------
             TOTAL COMMON STOCKS..........................   $7,541,546   $8,004,388
                                                             ==========   ==========

SHORT-TERM INVESTMENTS - 9.37%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                    Value (c)
   ---------                                                  ----------
              DEPOSITORY CREDIT-BANKING - 9.37%
   $823,774   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.42%........   $  823,774
                                                              ----------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $8,365,320)(b).............................   $8,828,162
                                                              ==========

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal tax purposes was $8,404,924 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $   601,232
Unrealized depreciation..........................................     (177,994)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $   423,238
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.35% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-91.12%
--------------------------------------------------------------------------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             ACTIVITIES RELATED TO CREDIT BANKING - 1.19%
    540,000  Concord EFS, Inc. (a)........................   $ 11,950,675   $   14,040,000
                                                             ------------   --------------
             ADVERTISING AND RELATED SERVICES - 1.41%
    292,500  Young & Rubicam, Inc.........................      9,624,099       16,727,344
                                                             ------------   --------------
             COMMERCIAL AND SERVICE INDUSTRY MACHINERY
             MANUFACTURING - 0.71%
     90,000  Orbotech Ltd. (a)............................      9,101,418        8,358,750
                                                             ------------   --------------
             COMMUNICATIONS EQUIPMENT MANUFACTURING -
             6.56%
    225,000  Comverse Technology, Inc. (a)................      5,383,447       20,925,000
     27,100  Digital Lightwave, Inc. (a)..................      1,485,093        2,723,550
    209,100  Efficient Networks, Inc. (a).................     11,467,013       15,381,918
    132,700  Extreme Networks, Inc. (a)...................      8,874,413       13,999,850
    123,800  MRV Communications, Inc. (a).................      7,763,225        8,325,550
    137,200  Netro Corp. (a)..............................      8,014,612        7,871,850
     90,100  Polycom, Inc. (a)............................      9,508,263        8,477,847
                                                             ------------   --------------
                                                               52,496,066       77,705,565
                                                             ------------   --------------
             COMPUTER AND PERIPHERAL EQUIPMENT
             MANUFACTURING - 1.16%
     45,000  Silicon Storage Technology, Inc. (a)               3,456,445        3,974,063
    180,000  Symbol Technologies, Inc.....................     10,574,376        9,720,000
                                                             ------------   --------------
                                                               14,030,821       13,694,063
                                                             ------------   --------------
             COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
             - 3.19%
     90,000  Check Point Software Technologies
               Ltd. (a)...................................      2,400,050       19,057,500
    225,000  SunGard Data Systems, Inc. (a)...............      8,371,102        6,975,000
    262,500  Titan Corp. (a)..............................     12,380,927       11,746,876
                                                             ------------   --------------
                                                               23,152,079       37,779,376
                                                             ------------   --------------
             DEPOSITORY CREDIT-BANKING - 2.21%
    180,000  City National Corp...........................      6,609,116        6,390,000
    180,000  Silicon Valley Bancshares (a)................      5,776,587        7,672,500
    263,300  Zions Bancorporation.........................     13,504,966       12,083,002
                                                             ------------   --------------
                                                               25,890,669       26,145,502
                                                             ------------   --------------
             ELECTRIC GENERATION, TRANSMISSION AND
             DISTRIBUTION - 3.00%
    540,000  Calpine Corp. (a)............................     10,185,734       35,505,000
                                                             ------------   --------------
             ELECTRICAL GOODS WHOLESALERS - 0.26%
     51,000  Avnet, Inc...................................      3,768,772        3,021,750
                                                             ------------   --------------
             ELECTROMEDICAL MANUFACTURING - 1.80%
    170,800  Waters Corp. (a).............................      5,195,893       21,317,976
                                                             ------------   --------------
             HOME FURNISHINGS STORES - 0.07%
     21,700  Bed Bath & Beyond, Inc. (a)..................        837,112          786,625
                                                             ------------   --------------
             INDUSTRIAL MACHINERY MANUFACTURING - 0.57%
    180,000  Lam Research Corp. (a).......................      7,165,212        6,750,000
                                                             ------------   --------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             INSURANCE CARRIERS - 1.89%
    360,000  Ace Ltd......................................   $  9,159,478   $   10,080,000
    225,000  Ambac Financial Group, Inc...................     11,901,466       12,332,813
                                                             ------------   --------------
                                                               21,060,944       22,412,813
                                                             ------------   --------------
             INVESTIGATION AND SECURITY SERVICES - 1.08%
    270,000  Expeditors International of Washington,
               Inc........................................      8,456,901       12,825,000
                                                             ------------   --------------
             MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
             SERVICES - 0.84%
    135,000  TMP Worldwide, Inc. (a)......................      5,241,737        9,964,688
                                                             ------------   --------------
             MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING
             - 1.23%
    225,000  Biomet, Inc..................................      8,524,349        8,648,438
    135,000  Stryker Corp.................................      5,228,007        5,906,250
                                                             ------------   --------------
                                                               13,752,356       14,554,688
                                                             ------------   --------------
             NAVIGATIONAL, MEASURING AND CONTROL
             INSTRUMENTS - 2.80%
     90,000  L-3 Communications Holdings, Inc. (a)........      5,151,836        5,135,625
    360,000  National Instruments Corp. (a)...............      6,982,616       15,705,000
    186,800  PE Corp. - PE Biosystems Group...............      5,930,207       12,305,450
                                                             ------------   --------------
                                                               18,064,659       33,146,075
                                                             ------------   --------------
             NONDEPOSITORY CREDIT BANKING - 0.36%
    247,500  AmeriCredit Corp. (a)........................      3,886,063        4,207,500
                                                             ------------   --------------
             OIL AND GAS EXTRACTION - 0.76%
    270,000  EOG Resources, Inc...........................      7,876,073        9,045,000
                                                             ------------   --------------
             OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
             2.93%
    270,000  Advanced Fibre Communications, Inc. (a)......      8,253,479       12,234,375
    135,000  CIENA Corp. (a)..............................      6,419,104       22,502,813
                                                             ------------   --------------
                                                               14,672,583       34,737,188
                                                             ------------   --------------
             OTHER GENERAL MERCHANDISE
             STORES - 1.27%
    172,900  BJ's Wholesale Club, Inc. (a)................      5,957,385        5,705,700
    236,250  Dollar Tree Stores, Inc. (a).................      7,773,046        9,346,641
                                                             ------------   --------------
                                                               13,730,431       15,052,341
                                                             ------------   --------------
             OTHER INFORMATION SERVICES - 1.12%
     67,500  Inktomi Corp. (a)............................      5,379,190        7,981,875
     97,000  WatchGuard Technologies, Inc. (a)                  6,689,535        5,328,937
                                                             ------------   --------------
                                                               12,068,725       13,310,812
                                                             ------------   --------------
             OTHER TELECOMMUNICATIONS - 0.81%
    245,200  MasTec, Inc. (a).............................      9,428,885        9,363,575
     20,300  US Unwired, Inc. (a).........................        223,300          263,900
                                                             ------------   --------------
                                                                9,652,185        9,627,475
                                                             ------------   --------------
             PHARMACEUTICAL AND MEDICINE MANUFACTURING -
             10.12%
    180,000  Alpharma, Inc................................      6,840,000       11,205,000
    225,000  ALZA Corp. (a)...............................      8,846,330       13,303,125
    351,000  Biovail Corp. (a)............................     10,419,376       19,458,563

--------------------------------------------------------------------------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
    243,600  IVAX Corp....................................   $  7,964,301   $   10,109,400
    252,000  Jones Pharma, Inc............................      5,716,799       10,064,250
    308,775  King Pharmaceuticals, Inc. (a)...............      8,633,842       13,547,503
      4,500  Medarex, Inc. (a)............................        357,750          380,250
    303,900  MedImmune, Inc. (a)..........................      4,558,912       22,488,600
    124,900  QLT PhotoTherapeutics, Inc. (a)..............      6,540,191        9,656,331
    180,000  Watson Pharmaceuticals, Inc. (a).............      7,360,536        9,675,000
                                                             ------------   --------------
                                                               67,238,037      119,888,022
                                                             ------------   --------------
             RADIO AND TELEVISION
             BROADCASTING - 3.89%
    290,400  Cox Radio, Inc. (a)..........................      4,177,358        8,131,200
    180,000  Hispanic Broadcasting Corp. (a)..............      5,234,144        5,962,500
    303,750  Infinity Broadcasting Corp. Class A (a)......      5,430,991       11,067,891
    202,500  Univision Communications, Inc.
               Class A (a)................................      6,256,009       20,958,750
                                                             ------------   --------------
                                                               21,098,502       46,120,341
                                                             ------------   --------------
             SCIENTIFIC RESEARCH AND DEVELOPMENT SERVICES
             - 1.78%
     22,500  Affymetrix, Inc. (a).........................      2,407,219        3,715,313
    270,000  Biogen, Inc. (a).............................     16,001,223       17,415,000
                                                             ------------   --------------
                                                               18,408,442       21,130,313
                                                             ------------   --------------
             SEMICONDUCTOR, ELECTRONIC COMPONENT
             MANUFACTURING - 15.54%
    135,000  Alpha Industries, Inc. (a)...................      6,930,441        5,948,438
    135,000  Amphenol Corp. Class A (a)...................      6,631,875        8,935,312
    116,100  Analog Devices, Inc. (a).....................      2,627,280        8,823,600
    270,000  Celestica, Inc. (a)..........................      5,500,216       13,398,750
    296,400  Dallas Semiconductor Corp....................     10,140,822       12,078,300
    141,700  EMCORE Corp. (a).............................     19,490,154       17,004,000
    180,000  Finisar Corp. (a)............................      3,889,692        4,713,750
    202,400  Flextronics International Ltd. (a)...........      6,849,975       13,902,350
    270,000  Intersil Holding Corp. (a)...................     12,154,921       14,596,875
    225,000  LSI Logic Corp. (a)..........................      4,176,667       12,178,125
    360,000  Methode Electronics, Inc.....................     13,351,347       13,905,000
    105,600  SDL, Inc. (a)................................      3,502,809       30,115,800
     90,000  TriQuint Semiconductor, Inc. (a).............      8,140,743        8,611,875
    211,400  Virata Corp. (a).............................     12,332,160       12,604,725
    191,250  Vishay Intertechnology, Inc. (a).............      2,278,384        7,255,546
                                                             ------------   --------------
                                                              117,997,486      184,072,446
                                                             ------------   --------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             SHOE STORES - 0.19%
    225,000  Venator Group, Inc...........................   $  2,823,995   $    2,306,250
                                                             ------------   --------------
             SOFTWARE PUBLISHERS - 7.36%
    337,600  BEA Systems, Inc. (a)........................      2,041,885       16,690,100
    225,000  Mercury Interactive Corp. (a)................      4,005,962       21,768,750
    497,000  Peregrine Systems, Inc. (a)..................     10,333,952       17,239,687
     78,750  Siebel Systems, Inc. (a).....................      2,013,110       12,880,546
    105,600  VeriSign, Inc. (a)...........................      6,572,230       18,638,400
                                                             ------------   --------------
                                                               24,967,139       87,217,483
                                                             ------------   --------------
             SUPPORT ACTIVITIES FOR MINING - 7.16%
    103,500  BJ Services Co. (a)..........................      4,128,506        6,468,750
    315,000  ENSCO International, Inc.....................      7,043,159       11,280,937
    450,000  Grant Prideco, Inc. (a)......................      7,326,979       11,250,000
    405,000  Nabors Industries, Inc. (a)..................     10,045,514       16,832,812
    292,500  Noble Drilling Corp. (a).....................      7,440,015       12,047,343
    225,000  Santa Fe International Corp..................      6,202,065        7,860,937
     90,000  Smith International, Inc. (a)................      6,826,447        6,553,125
    315,000  Weatherford International, Inc. (a)..........      8,284,131       12,540,937
                                                             ------------   --------------
                                                               57,296,816       84,834,841
                                                             ------------   --------------
             TELECOMMUNICATIONS RESELLERS - 0.58%
    180,000  Digital Microwave Corp. (a)..................      6,666,468        6,862,500
                                                             ------------   --------------
             TRAVELER ACCOMMODATION - 0.60%
    585,000  Park Place Entertainment Corp. (a)                 6,653,621        7,129,687
                                                             ------------   --------------
             UTILITY SYSTEM CONTRUCTION - 0.98%
    210,250  Quanta Services, Inc. (a)....................      6,896,558       11,563,750
                                                             ------------   --------------
             WIRED TELECOMMUNICATIONS CARRIERS - 5.52%
    338,400  Amdocs Ltd. (a)..............................      7,941,115       25,972,200
     90,000  Copper Mountain Networks, Inc. (a)                 7,743,519        7,931,250
    136,400  Inet Technologies, Inc. (a)..................      5,718,644        7,399,700
    135,000  Redback Networks, Inc. (a)...................      9,694,714       24,030,000
                                                             ------------   --------------
                                                               31,097,992       65,333,150
                                                             ------------   --------------
             WIRELESS TELECOMMUNICATIONS CARRIERS - 0.18%
    225,000  UbiquiTel, Inc. (a)..........................      1,800,000        2,123,437
                                                             ------------   --------------
             TOTAL COMMON STOCKS..........................   $664,806,263   $1,079,297,751
                                                             ============   ==============

SHORT-TERM INVESTMENTS-10.22%
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                CONSUMER LENDING - 0.57%
   $6,755,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 6.53%......................   $    6,755,000
                                                                --------------
                DEPOSITORY CREDIT-BANKING - 4.75%
   56,221,094   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 6.42%........       56,221,094
                                                                --------------
                OTHER DIRECT FEDERAL OBLIGATIONS - 0.84%
   10,000,000   Federal Home Loan Bank, 6.48%, 7-6-2000......        9,989,367
                                                                --------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

SHORT-TERM INVESTMENTS-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                U.S. GOVERNMENT AGENCIES - 4.06%
   $20,000,000  Federal Home Loan Mortgage Corp., 6.53%,
                  7-11-2000..................................   $   19,960,828
    28,200,000  Federal Home Loan Mortgage Corp., 6.57%,
                  7-18-2000..................................       28,108,906
                                                                --------------
                                                                    48,069,734
                                                                --------------
                TOTAL SHORT-TERM INVESTMENTS.................      121,035,195
                                                                --------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $785,841,458)(b)...........................   $1,200,332,946
                                                                ==============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $786,386,585 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $433,666,343
Unrealized depreciation.....................................   (19,719,982)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $413,946,361
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.2% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-93.37%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             APPAREL, PIECE GOODS AND NOTIONS
             WHOLESALERS - 0.60%
     64,800  Kenneth Cole Productions, Inc.
               Class A (a)................................   $  1,152,589   $  2,592,000
                                                             ------------   ------------
             ARCHITECTURAL, ENGINEERING AND RELATED
             SERVICES - 1.74%
     67,000  Plexus Corp. (a).............................      6,017,572      7,571,000
                                                             ------------   ------------
             CIVIC AND SOCIAL ORGANIZATIONS - 0.33%
    198,200  Student Advantage, Inc. (a)..................      3,238,329      1,449,338
                                                             ------------   ------------
             CLOTHING STORES - 1.25%
    112,500  Charlotte Russe Holding, Inc. (a)............      1,438,608      1,181,250
    167,200  Too, Inc. (a)................................      3,489,729      4,253,150
                                                             ------------   ------------
                                                                4,928,337      5,434,400
                                                             ------------   ------------
             COLLEGES, UNIVERSITIES AND PROFESSIONAL
             SCHOOLS - 1.18%
    106,300  Career Education Corp. (a)...................      3,086,097      5,155,550
                                                             ------------   ------------
             COMMERCIAL AND SERVICE INDUSTRY MACHINERY
             MANUFACTURING - 0.46%
     21,500  Orbotech Ltd. (a)............................      1,890,992      1,996,813
                                                             ------------   ------------
             COMMUNICATIONS EQUIPMENT MANUFACTURING -
             6.79%
     65,000  ANADIGICS, Inc. (a)..........................      2,238,762      2,214,063
     40,500  AudioCodes Ltd. (a)..........................      2,789,633      4,860,000
     80,000  Com21, Inc. (a)..............................      2,521,432      2,000,000
    125,500  Netro Corp. (a)..............................      5,504,698      7,200,562
     55,500  Polycom, Inc. (a)............................      3,931,669      5,222,203
    193,300  REMEC, Inc. (a)..............................      6,080,750      8,094,437
                                                             ------------   ------------
                                                               23,066,944     29,591,265
                                                             ------------   ------------
             COMPUTER AND PERIPHERAL EQUIPMENT
             MANUFACTURING - 1.54%
     37,900  Emulex Corp. (a).............................      2,790,993      2,489,556
     66,000  SanDisk Corp. (a)............................      2,545,250      4,038,375
      2,200  StorageNetworks, Inc. (a)....................         59,400        198,550
                                                             ------------   ------------
                                                                5,395,643      6,726,481
                                                             ------------   ------------
             COMPUTER SYSTEMS DESIGN AND RELATED SERVICES
             - 8.86%
     81,000  Cognizant Technology Solutions Corp. (a).....      1,393,312      2,688,188
     88,000  Mercury Computer Systems, Inc. (a)...........      1,733,283      2,843,500
     33,000  ONI Systems, Corp. (a).......................      2,325,595      3,867,703
    108,000  Optimal Robotics Corp. (a)...................      3,973,612      4,144,500
      5,500  Stratos Lightwave, Inc. (a)..................        115,500        153,313
    148,400  Titan Corp. (a)..............................      6,464,170      6,640,900
     49,450  Turnstone Systems, Inc. (a)..................      5,946,645      8,192,474
    142,500  Vyyo, Inc. (a)...............................      2,997,722      3,847,500
    160,400  WebTrends Corp. (a)..........................      5,770,612      6,205,475
                                                             ------------   ------------
                                                               30,720,451     38,583,553
                                                             ------------   ------------
             DEPOSITORY CREDIT-BANKING - 1.42%
    144,600  Silicon Valley Bancshares (a)................      3,044,451      6,163,575
                                                             ------------   ------------
             DRUGS AND DRUGGISTS SUNDRIES
             WHOLESALERS - 1.19%
     70,000  Priority Healthcare Corp. Class B (a)........      3,277,972      5,201,875
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ELECTRICAL GOODS WHOLESALERS - 0.29%
     47,000  Nu Horizons Electronics Corp. (a)............   $  1,318,336   $  1,251,375
                                                             ------------   ------------
             ENGINE, TURBINE AND POWER TRANSMISSION
             EQUIPMENT - 0.03%
      3,000  Capstone Turbine Corp. (a)...................         48,000        135,188
                                                             ------------   ------------
             GENERAL FREIGHT TRUCKING - 0.56%
     60,750  Forward Air Corp. (a)........................        881,252      2,430,000
                                                             ------------   ------------
             GLASS AND GLASS PRODUCT MANUFACTURING - 1.39%
    165,000  Applied Films Corp. (a)......................      3,877,500      6,043,125
                                                             ------------   ------------
             HEALTH AND PERSONAL CARE STORES - 2.62%
    126,700  Accredo Health, Inc. (a).....................      2,191,495      4,379,069
    162,800  PolyMedica Corp. (a).........................      4,853,180      7,041,100
                                                             ------------   ------------
                                                                7,044,675     11,420,169
                                                             ------------   ------------
             INDUSTRIAL MACHINERY
             MANUFACTURING - 1.79%
     99,000  Asyst Technologies, Inc. (a).................      1,802,991      3,390,750
     70,000  Varian Semiconductor Equipment Associates,
               Inc. (a)...................................      4,565,015      4,396,875
                                                             ------------   ------------
                                                                6,368,006      7,787,625
                                                             ------------   ------------
             MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
             SERVICES - 0.91%
     45,000  Diamond Technology Partners, Inc. (a)........      1,151,517      3,960,000
                                                             ------------   ------------
             MEDICAL EQUIPMENT AND SUPPLIES
             MANUFACTURING - 3.14%
     92,500  ArthoCare Corp. (a)..........................      4,711,321      4,925,625
    130,000  Cytyc Corp. (a)..............................      6,400,407      6,938,750
     50,000  INAMED Corp. (a).............................      1,790,625      1,831,250
                                                             ------------   ------------
                                                               12,902,353     13,695,625
                                                             ------------   ------------
             MOTION PICTURE AND VIDEO
             INDUSTRIES - 1.35%
     92,300  Macrovision Corp. (a)........................      2,413,925      5,899,989
                                                             ------------   ------------
             NAVIGATIONAL, MEASURING AND CONTROL
             INSTRUMENTS - 1.53%
     31,000  Electro Scientific Industries, Inc. (a)......        939,528      1,364,969
     49,500  Newport Corp.................................        929,695      5,315,063
                                                             ------------   ------------
                                                                1,869,223      6,680,032
                                                             ------------   ------------
             OFFICES OF OTHER HEALTH
             PRACTITIONERS - 0.65%
    342,000  Hooper Holmes, Inc...........................      4,700,747      2,832,307
                                                             ------------   ------------
             OIL AND GAS EXTRACTION - 0.85%
    110,000  EOG Resources, Inc...........................      2,929,388      3,685,000
                                                             ------------   ------------
             OTHER ELECTRICAL EQUIPMENT AND COMPONENT -
             1.48%
     67,500  Advanced Fibre Communications, Inc. (a)......      1,768,732      3,058,594
     82,500  CommScope, Inc. (a)..........................      2,410,563      3,382,500
                                                             ------------   ------------
                                                                4,179,295      6,441,094
                                                             ------------   ------------

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             OTHER FINANCIAL INVESTMENT
             ACTIVITIES - 0.86%
     81,000  Eaton Vance Corp.............................   $  2,577,262   $  3,746,250
                                                             ------------   ------------
             OTHER INFORMATION
             SERVICES - 4.57%
     84,400  Art Technology Group, Inc. (a)...............      4,085,808      8,519,125
     31,000  C-bridge Internet Solutions, Inc. (a)........      1,048,876        538,625
    117,400  Information Architects Corp. (a).............      1,955,554        814,463
    101,500  LifeMinders, Inc. (a)........................      3,595,122      3,000,594
     44,000  National Information Consortium, Inc. (a)....        534,000        500,500
    118,500  WatchGuard Technologies, Inc. (a)............      6,918,841      6,510,094
                                                             ------------   ------------
                                                               18,138,201     19,883,401
                                                             ------------   ------------
             OTHER INVESTMENT POOLS AND FUNDS - 1.49%
    192,500  Allied Capital Corp..........................      3,272,500      3,272,500
    135,200  American Capital Strategies Ltd..............      2,557,641      3,227,900
                                                             ------------   ------------
                                                                5,830,141      6,500,400
                                                             ------------   ------------
             OTHER TELECOMMUNICATIONS - 0.04%
      4,400  Exfo Electro-Optical Engineering,
               Inc. (a)...................................        114,400        193,050
                                                             ------------   ------------
             PHARMACEUTICAL AND MEDICINE MANUFACTURING -
             8.51%
     37,600  Abgenix, Inc. (a)............................      1,176,109      4,506,713
    125,000  DUSA Pharmaceuticals, Inc. (a)...............      3,061,547      3,687,500
     45,000  Invitrogen Corp. (a).........................      1,691,860      3,384,141
    158,000  Jones Pharma, Inc............................      3,943,895      6,310,125
     69,800  Medarex, Inc. (a)............................      4,055,185      5,898,100
    122,500  Noven Pharmaceuticals, Inc. (a)..............      1,827,504      3,682,656
     50,300  Pharmacyclics, Inc. (a)......................      1,695,306      3,068,300
    137,500  Tanox, Inc. (a)..............................      3,940,233      6,505,469
                                                             ------------   ------------
                                                               21,391,639     37,043,004
                                                             ------------   ------------
             PLASTICS PRODUCT MANUFACTURING - 0.14%
    142,500  U.S. Plastic Lumber Corp. (a)................      1,508,769        627,891
                                                             ------------   ------------
             PROFESSIONAL AND COMMERCIAL EQUIPMENT
             WHOLESALERS - 0.86%
    169,100  BioSource International, Inc. (a)............      2,797,370      3,762,475
                                                             ------------   ------------
             RADIO AND TELEVISION BROADCASTING - 2.59%
    120,000  Emmis Communications Corp. Class A (a).......      4,533,888      4,965,000
     85,450  Radio One, Inc. (a)..........................      2,255,689      2,526,116
    170,900  Radio One, Inc. Class D (a)..................      4,233,429      3,770,481
                                                             ------------   ------------
                                                               11,023,006     11,261,597
                                                             ------------   ------------
             SCIENTIFIC RESEARCH AND DEVELOPMENT SERVICES
             - 2.77%
    111,800  Cell Genesys, Inc. (a).......................      1,546,645      3,130,400
     70,500  Cephalon, Inc. (a)...........................      1,946,579      4,221,188
    123,800  Orchid Biosciences (a).......................        990,400      4,700,531
                                                             ------------   ------------
                                                                4,483,624     12,052,119
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             SEMICONDUCTOR, ELECTRONIC COMPONENT
             MANUFACTURING - 16.03%
     95,000  Actel Corp. (a)..............................   $  2,854,097   $  4,334,375
    120,000  Aeroflex, Inc. (a)...........................      4,289,339      5,962,500
     87,300  Alpha Industries, Inc. (a)...................      2,169,160      3,846,656
     96,300  ASM International N.V. (a)...................      2,792,700      2,551,950
     39,500  DDi Corp. (a)................................      1,048,396      1,125,750
     65,000  Elantec Semiconductor, Inc. (a)..............      2,376,074      4,525,625
     87,100  Exar Corp. (a)...............................      4,889,868      7,594,031
    200,000  General Semiconductor, Inc. (a)..............      3,657,717      2,950,000
     42,000  Kopin Corp. (a)..............................        710,455      2,908,500
     69,000  Micrel, Inc. (a).............................      1,188,656      2,997,187
    100,000  Microsemi Corp. (a)..........................      4,723,279      3,393,750
     50,000  Pericom Semiconductor Corp. (a)..............      3,070,385      3,400,000
     37,750  Quantum Effect Devices, Inc. (a).............      2,556,010      2,151,750
     62,500  Silicon Image, Inc. (a)......................      3,656,845      3,117,187
     73,000  TranSwitch Corp. (a).........................      2,694,938      5,634,687
     90,100  TriQuint Semiconductor, Inc. (a).............      4,149,723      8,621,443
     79,000  Virata Corp. (a).............................      3,761,041      4,710,375
                                                             ------------   ------------
                                                               50,588,683     69,825,766
                                                             ------------   ------------
             SOFTWARE PUBLISHERS - 9.07%
     60,000  Actuate Corp. (a)............................      1,706,052      3,202,500
     60,000  Adept Technology, Inc. (a)...................      2,199,204      2,805,000
     53,500  Allaire Corp. (a)............................      2,571,185      1,966,125
        100  American Software, Inc. Class A (a)..........          1,021            512
     82,000  Business Objects S.A. ADR (a)................      4,053,829      7,226,250
     22,500  Interwoven, Inc. (a).........................      1,905,883      2,474,648
     54,000  Mercury Interactive Corp. (a)................        827,380      5,224,500
     62,000  Micromuse, Inc. (a)..........................      4,190,932     10,260,031
    142,600  Netplex Group, Inc. (a)......................      1,091,968        307,481
     90,000  New Era of Networks, Inc. (with
               rights) (a)................................      3,023,271      3,825,000
     55,000  Visual Networks, Inc. (a)....................      3,251,093      1,567,500
     26,000  Websense, Inc. (a)...........................        468,000        653,250
                                                             ------------   ------------
                                                               25,289,818     39,512,797
                                                             ------------   ------------
             SUPPORT ACTIVITIES FOR
             MINING - 1.39%
     96,200  Core Laboratories N.V. (a)...................      2,513,225      2,789,800
     53,800  Hanover Compressor Co. (a)...................      1,444,587      2,044,400
     30,000  UTI Energy Corp. (a).........................        754,566      1,203,750
                                                             ------------   ------------
                                                                4,712,378      6,037,950
                                                             ------------   ------------
             TELECOMMUNICATIONS RESELLERS - 1.13%
    128,500  Digital Microwave Corp. (a)..................      4,517,298      4,899,062
                                                             ------------   ------------
             TOY MANUFACTURING - 0.91%
    268,500  JAKKS Pacific, Inc. (a)......................      5,143,885      3,960,375
                                                             ------------   ------------
             WIRELESS TELECOMMUNICATIONS CARRIERS - 1.06%
    105,900  BreezeCom Ltd. (a)...........................      3,593,581      4,606,650
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $297,213,649   $406,640,166
                                                             ============   ============

PREFERRED STOCKS - 0.06%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            SOFTWARE PUBLISHERS - 0.06%
   11,800   Precise Software Solutions Ltd. (a)..........   $    188,800   $    283,200
                                                            ------------   ------------
            TOTAL LONG-TERM INVESTMENTS..................   $297,402,449   $406,923,366
                                                            ============   ============

SHORT-TERM INVESTMENTS-4.96%
--------------------------------------------------------------------------------

 Principal                                                       Market
   Amount                                                      Value (c)
------------                                                  ------------
              CONSUMER LENDING - 0.33%
$ 1,417,000   Associates Corp. Master Variable Rate Note,
                Current rate -- 6.53%......................   $  1,417,000
                                                              ------------
              DEPOSITORY CREDIT-BANKING - 4.63%
 20,175,323   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.42%........     20,175,323
                                                              ------------
              TOTAL SHORT-TERM INVESTMENTS.................     21,592,323
                                                              ------------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $318,994,772)(b)...........................   $428,515,689
                                                              ============

 (a) Presently not paying dividend income.
 (b) At June 30, 2000, the cost of securities for federal income tax purposes was $318,994,772 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $131,430,118
Unrealized depreciation..........................................   (21,909,201)
-------------------------------------------------------------------------------
Net unrealized appreciation......................................  $109,520,917
-------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.99% of total net assets as of June 30, 2000.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities
(Unaudited)

June 30, 2000

--------------------------------------------------------------------------------

                                             MONEY       U.S. GOV'T.    DIVERSIFIED   MULTISECTOR       HIGH
                                             MARKET      SECURITIES       INCOME          BOND         YIELD
                                             SERIES        SERIES         SERIES         SERIES        SERIES
                                          ------------  -------------  -------------  ------------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $89,278,541   $141,688,054   $ 92,910,873   $19,906,216   $64,035,001
  Foreign currency on deposit with
    custodian...........................           --             --             --            --            --
  Collateral for securities lending
    transactions (Note 1)...............           --     30,763,112     12,000,000            --            --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Note 1 and 3)....................           --             --             --            --            --
    Investment securities sold..........           --             --        540,125            --     1,043,125
    Interest and dividends..............       42,653        884,932      1,703,990       385,333     1,186,992
  Prepaid expenses......................        6,653          7,523          5,255         5,718         3,741
                                          -----------   ------------   ------------   -----------   -----------
TOTAL ASSETS............................   89,327,847    173,343,621    107,160,243    20,297,267    66,268,859
                                          -----------   ------------   ------------   -----------   -----------
LIABILITIES:
  Bank overdraft........................           --             --             --            --            --
  Unrealized depreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................           --             --             --            --            --
  Payable upon return of securities
    loaned (Note 1).....................           --     30,763,112     12,000,000            --            --
  Payable for investment securities
    purchased...........................           --     14,318,812        480,890       209,101     3,278,920
  Payable for investment advisory and
    management fees (Note 2)............       22,754         49,306         36,946        12,125        25,727
  Accounts payable and accrued
    expenses............................        8,340         28,816         24,068        10,370        15,299
                                          -----------   ------------   ------------   -----------   -----------
TOTAL LIABILITIES.......................       31,094     45,160,046     12,541,904       231,596     3,319,946
                                          -----------   ------------   ------------   -----------   -----------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........   81,973,263    138,287,899    100,812,451    21,843,151    71,089,225
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....           --       (899,694)    (4,560,618)      (55,329)   (4,466,714)
  Undistributed (excess of distrubutions
    over) net investment income.........    7,379,542     12,382,713     11,035,974      (514,070)    9,680,074
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      (56,052)   (21,587,343)   (12,669,468)   (1,208,081)  (13,353,672)
                                          -----------   ------------   ------------   -----------   -----------
TOTAL NET ASSETS........................  $89,296,753   $128,183,575   $ 94,618,339   $20,065,671   $62,948,913
                                          ===========   ============   ============   ===========   ===========
NET ASSET VALUE PER SHARE...............       $11.53         $10.49         $11.16        $10.21         $9.01
                                          ===========   ============   ============   ===========   ===========
*Cost...................................  $89,278,541   $142,587,748   $ 97,471,491   $19,960,364   $68,501,715
**Outstanding shares....................    7,744,972     12,219,607      8,480,272     1,964,586     6,988,474

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          GLOBAL ASSET      ASSET       AMERICAN                      CAPITAL       GROWTH &
                                           ALLOCATION    ALLOCATION      LEADERS        VALUE      OPPORTUNITIES     INCOME
                                             SERIES        SERIES        SERIES        SERIES         SERIES         SERIES
                                          ------------  -------------  -----------  -------------  -------------  -------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $55,338,159   $678,938,304   $5,461,251   $ 90,167,951     $9,172,559   $296,770,103
Foreign currency on deposit with
  custodian.............................    1,025,470             --           --             --             --             --
Collateral for securities lending
  transactions (Note 1).................           --    166,693,058           --     17,606,300             --     39,064,911
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................       83,426             --           --             --             79             --
  Investment securities sold............      149,633      6,512,532        5,395      1,163,476         65,100        696,077
  Interest and dividends................      767,102      4,568,930        7,523        167,868          8,040        598,905
Prepaid expenses........................        4,171         37,185        3,636          5,047          2,762         17,623
                                          -----------   ------------   ----------   ------------     ----------   ------------
TOTAL ASSETS............................   57,367,961    856,750,009    5,477,805    109,110,642      9,248,540    337,147,619
                                          -----------   ------------   ----------   ------------     ----------   ------------
LIABILITIES:
  Bank overdraft........................           --             --           --             --             --             --
  Unrealized depreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................        3,380             --           --             --             --             --
  Payable upon return of securities
    loaned (Note 1).....................           --    166,693,058           --     17,606,300             --     39,064,911
  Payable for investment securities
    purchased...........................      379,237     10,767,153           --        991,134         46,595      3,391,190
  Payable for investment advisory and
    management fees (Note 2)............       41,928        260,496        3,989         55,185          6,349        154,989
  Accounts payable and accrued
    expenses............................       15,805         80,568        1,446         17,735          2,826         44,727
                                          -----------   ------------   ----------   ------------     ----------   ------------
TOTAL LIABILITIES.......................      440,350    177,801,275        5,435     18,670,354         55,770     42,655,817
                                          -----------   ------------   ----------   ------------     ----------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........   50,871,728    443,113,918    5,404,788     75,767,052      8,826,114    185,911,206
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....      997,272     68,626,750       44,905        942,762        345,323     45,967,160
  Undistributed (excess of distrubutions
    over) net investment income.........      436,395     25,070,804       14,133      1,096,531          8,142      6,403,508
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    4,622,216    142,137,262        8,544     12,633,943         13,191     56,209,928
                                          -----------   ------------   ----------   ------------     ----------   ------------
TOTAL NET ASSETS........................  $56,927,611   $678,948,734   $5,472,370   $ 90,440,288     $9,192,770   $294,491,802
                                          ===========   ============   ==========   ============     ==========   ============
NET ASSET VALUE PER SHARE...............       $13.49         $22.78       $10.15         $15.65         $10.49         $21.97
                                          ===========   ============   ==========   ============     ==========   ============
*Cost...................................  $54,413,251   $610,311,554   $5,416,346   $ 89,225,189     $8,827,276   $250,802,943
**Outstanding shares....................    4,220,322     29,807,424      539,328      5,779,302        875,941     13,405,230

                                              S & P
                                            500 INDEX
                                             SERIES
                                          -------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $428,840,981
Foreign currency on deposit with
  custodian.............................            --
Collateral for securities lending
  transactions (Note 1).................    31,825,722
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................            --
  Investment securities sold............       877,479
  Interest and dividends................       455,309
Prepaid expenses........................        49,383
                                          ------------
TOTAL ASSETS............................   462,048,874
                                          ------------
LIABILITIES:
  Bank overdraft........................            --
  Unrealized depreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................            --
  Payable upon return of securities
    loaned (Note 1).....................    31,825,722
  Payable for investment securities
    purchased...........................       346,969
  Payable for investment advisory and
    management fees (Note 2)............       140,693
  Accounts payable and accrued
    expenses............................        43,223
                                          ------------
TOTAL LIABILITIES.......................    32,356,607
                                          ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........   313,359,882
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   101,773,179
  Undistributed (excess of distrubutions
    over) net investment income.........     4,811,700
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................     9,747,506
                                          ------------
TOTAL NET ASSETS........................  $429,692,267
                                          ============
NET ASSET VALUE PER SHARE...............        $22.50
                                          ============
*Cost...................................  $326,967,777
**Outstanding shares....................    19,098,957

FORTIS SERIES FUND, INC.

(Unaudited)

June 30, 2000

--------------------------------------------------------------------------------

                                            BLUE CHIP     BLUE CHIP   INTERNATIONAL    MID CAP      SMALL CAP
                                              STOCK         STOCK         STOCK         STOCK         VALUE
                                             SERIES       SERIES II      SERIES         SERIES        SERIES
                                          -------------  -----------  -------------  ------------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $305,415,570   $6,863,802   $154,758,378   $35,143,418   $41,834,379
  Foreign currency on deposit with
    custodian...........................            --           --             --            --            --
  Collateral for securities lending
    transactions (Note 1)...............    43,261,120           --             --            --            --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Note 1 and 3)....................            --           --          1,499            --            --
    Investment securities sold..........     1,184,765       52,214        124,261         2,292       125,935
    Interest and dividends..............       126,705        2,903        654,563        22,978        41,570
  Prepaid expenses......................        15,550        3,371          8,286         1,439         5,230
                                          ------------   ----------   ------------   -----------   -----------
TOTAL ASSETS............................   350,003,710    6,922,290    155,546,987    35,170,127    42,007,114
                                          ------------   ----------   ------------   -----------   -----------
LIABILITIES:
  Bank overdraft........................            --           --         13,177            --            --
  Unrealized depreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................            --           --             --            --            --
  Payable upon return of securities
    loaned (Note 1).....................    43,261,120           --             --            --            --
  Payable for investment securities
    purchased...........................        71,855       78,169        709,602     1,178,454       354,155
  Payable for investment advisory and
    management fees (Note 2)............       214,493        4,857        103,877        24,468        31,351
  Accounts payable and accrued
    expenses............................        21,029        2,544         16,236        12,283         4,819
                                          ------------   ----------   ------------   -----------   -----------
TOTAL LIABILITIES.......................    43,568,497       85,570        842,892     1,215,205       390,325
                                          ------------   ----------   ------------   -----------   -----------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........   205,295,137    6,623,452    118,171,264    28,849,495    38,007,357
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    84,418,874      239,294     20,095,345       811,213       369,365
  Undistributed (excess of distrubutions
    over) net investment income.........      (133,037)         830      5,369,439        43,208       394,170
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    16,854,239      (26,856)    11,068,047     4,251,006     2,845,897
                                          ------------   ----------   ------------   -----------   -----------
TOTAL NET ASSETS........................  $306,435,213   $6,836,720   $154,704,095   $33,954,922   $41,616,789
                                          ============   ==========   ============   ===========   ===========
NET ASSET VALUE PER SHARE...............        $23.46       $10.37         $17.25        $11.44        $10.55
                                          ============   ==========   ============   ===========   ===========
*Cost...................................  $220,996,693   $6,624,508   $134,632,860   $34,328,355   $41,465,014
**Outstanding shares....................    13,061,642      659,275      8,966,777     2,968,019     3,944,378

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                             GLOBAL        GLOBAL       LARGE CAP     INVESTORS       GROWTH        AGGRESSIVE
                                             GROWTH        EQUITY        GROWTH        GROWTH          STOCK          GROWTH
                                             SERIES        SERIES        SERIES        SERIES         SERIES          SERIES
                                          -------------  -----------  -------------  -----------  ---------------  -------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $476,248,809   $8,465,329   $106,509,837   $8,828,162   $1,200,332,946   $428,515,689
Foreign currency on deposit with
  custodian.............................            --           --             --           --               --             --
Collateral for securities lending
  transactions (Note 1).................    56,000,000           --             --           --      348,000,000     49,278,400
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................            --           --             --           44               --             --
  Investment securities sold............     4,959,299       33,933      2,684,953       75,752       11,237,279      9,644,193
  Interest and dividends................       649,917       10,922         40,517        4,538          353,008         73,394
Prepaid expenses........................        18,746        3,048         12,639        2,857           41,208         17,964
                                          ------------   ----------   ------------   ----------   --------------   ------------
TOTAL ASSETS............................   537,876,771    8,513,232    109,247,946    8,911,353    1,559,964,441    487,529,640
                                          ------------   ----------   ------------   ----------   --------------   ------------
LIABILITIES:
  Bank overdraft........................        36,784           --             --           --               --             --
  Unrealized depreciation on forward
    foreign currency contracts (Note 1
    and 3)..............................        63,383          283             --           62               --             --
  Payable upon return of securities
    loaned (Note 1).....................    56,000,000           --             --           --      348,000,000     49,278,400
  Payable for investment securities
    purchased...........................            --       96,130        322,010      115,990       26,869,174      2,500,085
  Payable for investment advisory and
    management fees (Note 2)............       278,138        6,698         79,240        6,127          567,905        209,126
  Accounts payable and accrued
    expenses............................        53,947        2,064          7,597        1,690           96,239         12,277
                                          ------------   ----------   ------------   ----------   --------------   ------------
TOTAL LIABILITIES.......................    56,432,252      105,175        408,847      123,869      375,533,318     51,999,888
                                          ------------   ----------   ------------   ----------   --------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........   177,265,583    8,065,121     92,513,422    8,494,310      474,572,248    200,016,160
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   237,063,970      317,139     13,482,142      462,844      414,491,488    109,520,917
  Undistributed (excess of distrubutions
    over) net investment income.........     3,448,547       17,298        (73,249)       4,257       (1,112,024)      (416,118)
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    63,666,419        8,499      2,916,784     (173,927)     296,479,411    126,408,793
                                          ------------   ----------   ------------   ----------   --------------   ------------
TOTAL NET ASSETS........................  $481,444,519   $8,408,057   $108,839,099   $8,787,484   $1,184,431,123   $435,529,752
                                          ============   ==========   ============   ==========   ==============   ============
NET ASSET VALUE PER SHARE...............        $33.90       $10.45         $15.32       $10.38           $51.82         $37.86
                                          ============   ==========   ============   ==========   ==============   ============
*Cost...................................  $239,212,301   $8,148,312   $ 93,027,695   $8,365,320   $  785,841,458   $318,994,772
**Outstanding shares....................    14,200,053      804,573      7,105,385      846,964       22,858,792     11,504,698

FORTIS SERIES FUND, INC.

Statements of Operations
(Unaudited)

For the Six-Month Period Ended June 30, 2000

--------------------------------------------------------------------------------

                                             MONEY     U.S. GOV'T.   DIVERSIFIED   MULTISECTOR       HIGH
                                            MARKET      SECURITIES      INCOME         BOND         YIELD
                                            SERIES        SERIES        SERIES        SERIES        SERIES
                                          -----------  ------------  ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $3,088,478   $ 4,386,262   $ 3,856,081   $   654,444   $ 3,294,758
    Dividend Income.....................          --            --            --            --        38,716
    Fee income (Note 1).................          --        14,001         5,405            --            --
                                          ----------   -----------   -----------   -----------   -----------
  Total Income*.........................   3,088,478     4,400,263     3,861,486       654,444     3,333,474
                                          ----------   -----------   -----------   -----------   -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     151,338       306,801       230,812        80,763       160,968
    Legal and auditing fees (Note 2)....       8,438        13,419        11,027         9,109         9,385
    Custodian fees......................       2,988         3,730         3,479         4,915         1,987
    Shareholders' notices and reports...      10,893        17,817        13,619         3,804         9,035
    Directors' fees and expenses........       1,368         2,436         3,227         1,938         1,144
    Other...............................         572         3,084         2,288           522         1,442
                                          ----------   -----------   -----------   -----------   -----------
  Total Expenses........................     175,597       347,287       264,452       101,051       183,961
      Less reimbursable expenses........          --            --            --            --            --
                                          ----------   -----------   -----------   -----------   -----------
    Net Expenses........................     175,597       347,287       264,452       101,051       183,961
                                          ----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS)............   2,912,881     4,052,976     3,597,034       553,393     3,149,513
                                          ----------   -----------   -----------   -----------   -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --    (1,592,609)   (1,293,572)     (562,240)   (2,453,036)
    Foreign currency transactions.......          --            --            --    (1,425,041)           --
    Future contracts....................          --            --            --            --            --
                                          ----------   -----------   -----------   -----------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....          --    (1,592,609)   (1,293,572)   (1,987,281)   (2,453,036)
                                          ----------   -----------   -----------   -----------   -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................          --     2,104,447      (134,561)      461,816    (1,303,002)
  Translation of assets and liabilities
    denominated in foreign currency.....          --            --            --       747,045            --
                                          ----------   -----------   -----------   -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........          --     2,104,447      (134,561)    1,208,861    (1,303,002)
                                          ----------   -----------   -----------   -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................          --       511,838    (1,428,133)     (778,420)   (3,756,038)
                                          ----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $2,912,881   $ 4,564,814   $ 2,168,901   $  (225,027)  $  (606,525)
                                          ==========   ===========   ===========   ===========   ===========

  *Net of foreign witholding taxes of:
  Multisector Bond Series            $    3,201
  Global Asset Allocation Series         29,931
  Asset Allocation Series                10,311
  American Leaders Series                   213
  Growth & Income Series                    330

**FOR TIME PERIOD APRIL 3, 2000 (INCEPTION) TO JUNE 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          GLOBAL ASSET      ASSET       AMERICAN                   CAPITAL       GROWTH &
                                           ALLOCATION     ALLOCATION    LEADERS      VALUE      OPPORTUNITIES     INCOME
                                             SERIES         SERIES      SERIES**     SERIES       SERIES**        SERIES
                                          ------------  --------------  --------  ------------  -------------  -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   617,506   $   9,594,900   $ 9,484   $    67,768      $ 19,374    $    851,938
    Dividend Income.....................      427,294       1,344,419    18,462       599,100         7,482       2,160,692
    Fee income (Note 1).................           --          62,813        --         6,183            --          15,248
                                          -----------   -------------   -------   -----------      --------    ------------
  Total Income*.........................    1,044,800      11,002,132    27,946       673,051        26,856       3,027,878
                                          -----------   -------------   -------   -----------      --------    ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      266,859       1,592,779     9,529       322,874        14,254         953,151
    Legal and auditing fees (Note 2)....       10,544          26,593     5,208         9,978         5,208          16,868
    Custodian fees......................       14,982          18,902     1,245         5,969         1,494           8,059
    Shareholders' notices and reports...        8,238          77,839       112        11,595           112          37,879
    Directors' fees and expenses........        1,094           9,351        37         1,492            37           4,925
    Other...............................        1,409          12,616        89         2,131            88           6,472
                                          -----------   -------------   -------   -----------      --------    ------------
  Total Expenses........................      303,126       1,738,080    16,220       354,039        21,193       1,027,354
      Less reimbursable expenses........           --              --    (2,407)           --          (985)             --
                                          -----------   -------------   -------   -----------      --------    ------------
    Net Expenses........................      303,126       1,738,080    13,813       354,039        20,208       1,027,354
                                          -----------   -------------   -------   -----------      --------    ------------
NET INVESTMENT INCOME (LOSS)............      741,674       9,264,052    14,133       319,012         6,648       2,000,524
                                          -----------   -------------   -------   -----------      --------    ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    3,212,077      50,967,909     8,544     7,373,984        13,191      18,192,253
    Foreign currency transactions.......     (212,860)             --        --            --         1,494              --
    Future contracts....................           --              --        --            --            --              --
                                          -----------   -------------   -------   -----------      --------    ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    2,999,217      50,967,909     8,544     7,373,984        14,685      18,192,253
                                          -----------   -------------   -------   -----------      --------    ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (2,143,390)    (60,424,650)   44,905    (8,130,705)      345,283     (19,913,216)
  Translation of assets and liabilities
    denominated in foreign currency.....     (434,749)             --        --            --            40              --
                                          -----------   -------------   -------   -----------      --------    ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (2,578,139)    (60,424,650)   44,905    (8,130,705)      345,323     (19,913,216)
                                          -----------   -------------   -------   -----------      --------    ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................      421,078      (9,456,741)   53,449      (756,721)      360,008      (1,720,963)
                                          -----------   -------------   -------   -----------      --------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 1,162,752   $    (192,689)  $67,582   $  (437,709)     $366,656    $    279,561
                                          ===========   =============   =======   ===========      ========    ============

FORTIS SERIES FUND, INC.

(Unaudited)

For the Six-Month Period Ended June 30, 2000

--------------------------------------------------------------------------------

                                              S & P       BLUE CHIP     BLUE CHIP   INTERNATIONAL    MID CAP
                                            500 INDEX       STOCK         STOCK         STOCK         STOCK
                                             SERIES         SERIES     SERIES II**     SERIES        SERIES
                                          -------------  ------------  -----------  -------------  -----------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $    279,270   $   167,904     $ 10,064   $    182,608   $    28,973
    Dividend Income.....................     2,324,827       993,171        6,240      1,569,897       164,829
    Fee income (Note 1).................        16,485        16,734           --             --            --
                                          ------------   -----------     --------   ------------   -----------
  Total Income*.........................     2,620,582     1,177,809       16,304      1,752,505       193,802
                                          ------------   -----------     --------   ------------   -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................       830,377     1,249,110       10,828        607,393       129,778
    Legal and auditing fees (Note 2)....        15,470        13,604        5,208         10,970         7,217
    Custodian fees......................        27,765        12,990        1,245         24,899        10,020
    Shareholders' notices and reports...        30,695        34,459          112         13,648         3,523
    Directors' fees and expenses........         4,698         3,564           37          1,794           298
    Other...............................        12,287         4,307          136          2,162           908
                                          ------------   -----------     --------   ------------   -----------
  Total Expenses........................       921,292     1,318,034       17,566        660,866       151,744
      Less reimbursable expenses........            --            --       (2,092)            --            --
                                          ------------   -----------     --------   ------------   -----------
    Net Expenses........................       921,292     1,318,034       15,474        660,866       151,744
                                          ------------   -----------     --------   ------------   -----------
NET INVESTMENT INCOME (LOSS)............     1,699,290      (140,225)         830      1,091,639        42,058
                                          ------------   -----------     --------   ------------   -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................     6,551,717    11,943,399      (23,792)     8,041,029     3,456,240
    Foreign currency transactions.......            --        (3,125)          --        (16,091)           --
    Future contracts....................    (1,011,063)           --       (3,064)            --        77,274
                                          ------------   -----------     --------   ------------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....     5,540,654    11,940,274      (26,856)     8,024,938     3,533,514
                                          ------------   -----------     --------   ------------   -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (10,650,151)    7,478,295      239,294    (14,392,308)   (1,601,078)
  Translation of assets and liabilities
    denominated in foreign currency.....            --            (2)          --        (15,442)           --
                                          ------------   -----------     --------   ------------   -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (10,650,151)    7,478,293      239,294    (14,407,750)   (1,601,078)
                                          ------------   -----------     --------   ------------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................    (5,109,497)   19,418,567      212,438     (6,382,812)    1,932,436
                                          ------------   -----------     --------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ (3,410,207)  $19,278,342     $213,268   $ (5,291,173)  $ 1,974,494
                                          ============   ===========     ========   ============   ===========

  *Net of foreign witholding taxes of:
  S&P 500 Index Series               $   13,166
  Blue Chip Stock Series                  7,363
  Blue Chip Stock Series II                  59
  International Stock Series            134,737
  Global Growth Series                   36,086
  Global Equity Series                      478
  Large Cap Growth Series                 3,868
  Investors Growth Series                    78

**FOR TIME PERIOD APRIL 3, 2000 (INCEPTION) TO JUNE 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                           SMALL CAP      GLOBAL       GLOBAL     LARGE CAP   INVESTORS      GROWTH
                                             VALUE        GROWTH       EQUITY      GROWTH       GROWTH        STOCK
                                            SERIES        SERIES      SERIES**     SERIES      SERIES**      SERIES
                                          -----------  -------------  ---------  -----------  ----------  -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   59,309   $    855,175   $ 14,770   $   72,521   $  16,922   $  1,973,237
    Dividend Income.....................     528,500        861,919     22,454      320,316       6,466        409,198
    Fee income (Note 1).................          --         32,611         --           --          --        113,176
                                          ----------   ------------   --------   ----------   ---------   ------------
  Total Income*.........................     587,809      1,749,705     37,224      392,837      23,388      2,495,611
                                          ----------   ------------   --------   ----------   ---------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     183,372      1,705,794     15,405      443,020      13,929      3,430,079
    Legal and auditing fees (Note 2)....       7,294         19,624      5,208        8,500       5,208         31,330
    Custodian fees......................       6,286         34,795      1,867        5,807       1,494         20,894
    Shareholders' notices and reports...       3,410         44,223        112        7,151         112         98,179
    Directors' fees and expenses........         423          5,372         37          836          37         11,935
    Other...............................         472          7,063         89          772          88         15,218
                                          ----------   ------------   --------   ----------   ---------   ------------
  Total Expenses........................     201,257      1,816,871     22,718      466,086      20,868      3,607,635
      Less reimbursable expenses........          --             --     (1,485)          --      (1,120)            --
                                          ----------   ------------   --------   ----------   ---------   ------------
    Net Expenses........................     201,257      1,816,871     21,233      466,086      19,748      3,607,635
                                          ----------   ------------   --------   ----------   ---------   ------------
NET INVESTMENT INCOME (LOSS)............     386,552        (67,166)    15,991      (73,249)      3,640     (1,112,024)
                                          ----------   ------------   --------   ----------   ---------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   1,629,887     16,826,758      8,499    1,536,980    (173,927)   127,211,549
    Foreign currency transactions.......          --        (42,853)     1,307           --         617             --
    Future contracts....................          --             --         --           --          --             --
                                          ----------   ------------   --------   ----------   ---------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   1,629,887     16,783,905      9,806    1,536,980    (173,310)   127,211,549
                                          ----------   ------------   --------   ----------   ---------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................    (754,323)   (29,299,586)   317,017      317,734     462,842     26,749,272
  Translation of assets and liabilities
    denominated in foreign currency.....          --         44,950        122           --           2             --
                                          ----------   ------------   --------   ----------   ---------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........    (754,323)   (29,254,636)   317,139      317,734     462,844     26,749,272
                                          ----------   ------------   --------   ----------   ---------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................     875,564    (12,470,731)   326,945    1,854,714     289,534    153,960,821
                                          ----------   ------------   --------   ----------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $1,262,116   $(12,537,897)  $342,936   $1,781,465   $ 293,174   $152,848,797
                                          ==========   ============   ========   ==========   =========   ============

                                           AGGRESSIVE
                                             GROWTH
                                             SERIES
                                          ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   614,066
    Dividend Income.....................      202,123
    Fee income (Note 1).................       92,919
                                          -----------
  Total Income*.........................      909,108
                                          -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    1,269,324
    Legal and auditing fees (Note 2)....       11,932
    Custodian fees......................       15,870
    Shareholders' notices and reports...       22,177
    Directors' fees and expenses........        2,592
    Other...............................        3,331
                                          -----------
  Total Expenses........................    1,325,226
      Less reimbursable expenses........           --
                                          -----------
    Net Expenses........................    1,325,226
                                          -----------
NET INVESTMENT INCOME (LOSS)............     (416,118)
                                          -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   44,374,826
    Foreign currency transactions.......           --
    Future contracts....................           --
                                          -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   44,374,826
                                          -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (8,674,035)
  Translation of assets and liabilities
    denominated in foreign currency.....           --
                                          -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (8,674,035)
                                          -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   35,700,791
                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $35,284,673
                                          ===========

FORTIS SERIES FUND, INC.
Statements of Changes in Net Assets

                                                                     U.S. GOVERNMENT
                                 MONEY MARKET SERIES                SECURITIES SERIES
---------------------------------------------------------------------------------------------
                              FOR THE                           FOR THE
                             SIX-MONTH                         SIX-MONTH
                           PERIOD ENDED        FOR THE       PERIOD ENDED        FOR THE
                           JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)   DECEMBER 31, 1999
                           -------------  -----------------  -------------  -----------------
OPERATIONS:
  Net investment
    income...............  $  2,912,881     $  4,467,066     $  4,052,976     $  8,331,000
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........            --               --       (1,592,609)      (2,701,403)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....            --               --        2,104,447       (8,562,127)
                           -------------    ------------     ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........     2,912,881        4,467,066        4,564,814       (2,932,530)
                           -------------    ------------     ------------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --       (3,352,892)              --       (7,970,078)
  From net realized gains
    on investments.......            --               --               --               --
                           -------------    ------------     ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --       (3,352,892)              --       (7,970,078)
                           -------------    ------------     ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............    81,474,998      123,316,203        5,262,015       14,558,760
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --        3,352,892               --        7,970,078
  Less cost of
    repurchase...........  (119,195,741)     (80,775,789)     (20,301,182)     (25,640,605)
                           -------------    ------------     ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....   (37,720,743)      45,893,306      (15,039,167)      (3,111,767)
                           -------------    ------------     ------------     ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........   (34,807,862)      47,007,480      (10,474,353)     (14,014,375)
NET ASSETS:
  Beginning of period....   124,104,615       77,097,135      138,657,928      152,672,303
                           -------------    ------------     ------------     ------------
  End of period
    (Note 4).............  $ 89,296,753     $124,104,615     $128,183,575     $138,657,928
                           -------------    ------------     ------------     ------------

                                                                  AMERICAN
                                                                  LEADERS
                               ASSET ALLOCATION SERIES             SERIES
-------------------------------------------------------------------------------
                              FOR THE                        FOR THE PERIOD
                             SIX-MONTH                       APRIL 3, 2000
                           PERIOD ENDED        FOR THE       (INCEPTION) TO
                           JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000
                            (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)
                           -------------  -----------------  --------------
OPERATIONS:
  Net investment
    income...............  $  9,264,052     $ 15,807,679       $   14,133
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........    50,967,909       91,173,105            8,544
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....   (60,424,650)       5,530,133           44,905
                           ------------     ------------       ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........      (192,689)     112,510,917           67,582
                           ------------     ------------       ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --      (13,724,526)              --
  From net realized gains
    on investments.......            --      (45,255,570)              --
                           ------------     ------------       ----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --      (58,980,096)              --
                           ------------     ------------       ----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............    21,077,051       37,098,520        5,406,516
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --       58,980,096               --
  Less cost of
    repurchase...........   (21,892,340)     (63,530,595)          (1,728)
                           ------------     ------------       ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....      (815,289)      32,548,021        5,404,788
                           ------------     ------------       ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    (1,007,978)      86,078,842        5,472,370
NET ASSETS:
  Beginning of period....   679,956,712      593,877,870               --
                           ------------     ------------       ----------
  End of period
    (Note 4).............  $678,948,734     $679,956,712       $5,472,370
                           ------------     ------------       ----------

                              DIVERSIFIED INCOME SERIES          MULTISECTOR BOND SERIES              HIGH YIELD SERIES
---------------------------------------------------------------------------------------------------------------------------
                              FOR THE                           FOR THE                           FOR THE
                             SIX-MONTH                         SIX-MONTH                         SIX-MONTH
                           PERIOD ENDED        FOR THE       PERIOD ENDED        FOR THE       PERIOD ENDED        FOR THE
                           JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)   DECEMBER 31, 1999
                           -------------  -----------------  -------------  -----------------  -------------  -----------------
OPERATIONS:
  Net investment
    income...............  $  3,597,034     $  7,439,764      $   553,393      $   979,535      $ 3,149,513      $ 6,530,666
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........    (1,293,572)      (2,835,772)      (1,987,281)        (272,898)      (2,453,036)      (9,316,276)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....      (134,561)      (6,518,809)       1,208,861       (2,669,621)      (1,303,002)       3,551,263
                           ------------     ------------      -----------      -----------      -----------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........     2,168,901       (1,914,817)        (225,027)      (1,962,984)        (606,525)         765,653
                           ------------     ------------      -----------      -----------      -----------      -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --       (7,230,117)              --         (848,100)              --       (6,362,707)
  From net realized gains
    on investments.......            --               --               --         (190,104)              --               --
                           ------------     ------------      -----------      -----------      -----------      -----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --       (7,230,117)              --       (1,038,204)              --       (6,362,707)
                           ------------     ------------      -----------      -----------      -----------      -----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     3,849,536        8,203,478        2,653,085        7,725,482        3,919,474        9,174,964
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --        7,230,117               --        1,038,204               --        6,362,707
  Less cost of
    repurchase...........   (12,553,248)     (20,317,888)      (7,287,963)      (5,496,119)      (8,530,135)     (12,757,216)
                           ------------     ------------      -----------      -----------      -----------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....    (8,703,712)      (4,884,293)      (4,634,878)       3,267,567       (4,610,661)       2,780,455
                           ------------     ------------      -----------      -----------      -----------      -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    (6,534,811)     (14,029,227)      (4,859,905)         266,379       (5,217,186)      (2,816,599)
NET ASSETS:
  Beginning of period....   101,153,150      115,182,377       24,925,576       24,659,197       68,166,099       70,982,698
                           ------------     ------------      -----------      -----------      -----------      -----------
  End of period
    (Note 4).............  $ 94,618,339     $101,153,150      $20,065,671      $24,925,576      $62,948,913      $68,166,099
                           ------------     ------------      -----------      -----------      -----------      -----------

                                     GLOBAL ASSET
                                  ALLOCATION SERIES
------------------------------------------------------------
                              FOR THE
                             SIX-MONTH
                           PERIOD ENDED        FOR THE
                           JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)   DECEMBER 31, 1999
---------------------------------------   ------------------
OPERATIONS:
  Net investment
    income...............  $    741,674      $ 1,541,177
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........     2,999,217        3,322,091
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....    (2,578,139)      (5,434,980)
                           ------------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........     1,162,752         (571,712)
                           ------------      -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --       (1,140,332)
  From net realized gains
    on investments.......            --       (3,771,667)
                           ------------      -----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --       (4,911,999)
                           ------------      -----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     2,954,453        6,913,214
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --        4,911,999
  Less cost of
    repurchase...........   (13,256,292)      (9,361,059)
                           ------------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....   (10,301,839)       2,464,154
                           ------------      -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    (9,139,087)      (3,019,557)
NET ASSETS:
  Beginning of period....    66,066,698       69,086,255
                           ------------      -----------
  End of period
    (Note 4).............  $ 56,927,611      $66,066,698
                           ------------      -----------

                                                                  CAPITAL
                                                               OPPORTUNITIES
                                     VALUE SERIES                  SERIES             GROWTH & INCOME SERIES
---------------------------------------------------------------------------------------------------------------------
                              FOR THE                        FOR THE PERIOD         FOR THE
                             SIX-MONTH                       APRIL 3, 2000         SIX-MONTH
                           PERIOD ENDED        FOR THE       (INCEPTION) TO      PERIOD ENDED        FOR THE
                           JUNE 30, 2000     YEAR ENDED       JUNE 30, 2000       JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)         (UNAUDITED)   DECEMBER 31, 1999
                           --------------------------------  --------------      -------------  -----------------
OPERATIONS:
  Net investment
    income...............  $    319,012     $    777,950       $    6,648        $  2,000,524     $  4,404,031
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........     7,373,984        6,011,807           14,685          18,192,253       38,018,834
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....    (8,130,705)         823,492          345,323         (19,913,216)     (10,859,212)
                           ------------     ------------       ----------        ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........      (437,709)       7,613,249          366,656             279,561       31,563,653
                           ------------     ------------       ----------        ------------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --           (9,862)              --                  --       (7,014,251)
  From net realized gains
    on investments.......            --          (58,557)              --                  --      (13,057,923)
                           ------------     ------------       ----------        ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --          (68,419)              --                  --      (20,072,174)
                           ------------     ------------       ----------        ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     7,821,758        9,921,251        8,832,636           6,050,174       13,270,103
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --           68,419               --                  --       20,072,174
  Less cost of
    repurchase...........   (11,526,893)     (10,555,761)          (6,522)        (29,023,678)     (40,587,501)
                           ------------     ------------       ----------        ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....    (3,705,135)        (566,091)       8,826,114         (22,973,504)      (7,245,224)
                           ------------     ------------       ----------        ------------     ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    (4,142,844)       6,978,739        9,192,770         (22,693,943)       4,246,255
NET ASSETS:
  Beginning of period....    94,583,132       87,604,393               --         317,185,745      312,939,490
                           ------------     ------------       ----------        ------------     ------------
  End of period
    (Note 4).............  $ 90,440,288     $ 94,583,132       $9,192,770        $294,491,802     $317,185,745
                           ------------     ------------       ----------        ------------     ------------

                                         S & P 500
                                       INDEX SERIES
                           ---------------------------------
                               FOR THE
                              SIX-MONTH
                            PERIOD ENDED        FOR THE
                            JUNE 30, 2000     YEAR ENDED
                             (UNAUDITED)   DECEMBER 31, 1999
                            -------------  -----------------
OPERATIONS:
  Net investment
    income...............   $  1,699,290   $  3,112,964
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      5,540,654      4,436,694
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....    (10,650,151)    56,694,432
                            ------------   ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........     (3,410,207)    64,244,090
                            ------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............             --        (21,459)
  From net realized gains
    on investments.......             --        (39,341)
                            ------------   ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........             --        (60,800)
                            ------------   ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     53,076,042    149,288,394
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............             --         60,800
  Less cost of
    repurchase...........    (44,746,957)   (41,591,071)
                            ------------   ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....      8,329,085    107,758,123
                            ------------   ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........      4,918,878    171,941,413
NET ASSETS:
  Beginning of period....    424,773,389    252,831,976
                            ------------   ------------
  End of period
    (Note 4).............   $429,692,267   $424,773,389
                            ------------   ------------

FORTIS SERIES FUND, INC.
Statements of Changes in Net Assets (continued)


                                                                 BLUE CHIP
                                                                   STOCK
                                BLUE CHIP STOCK SERIES           SERIES II
-------------------------------------------------------------------------------
                              FOR THE                        FOR THE PERIOD
                             SIX-MONTH                       APRIL 3, 2000
                           PERIOD ENDED        FOR THE       (INCEPTION) TO
                           JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000
                            (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)
                           -------------  -----------------  --------------
OPERATIONS:
  Net investment
    income...............  $   (140,225)    $    222,407       $      830
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........    11,940,274        9,055,543          (26,856)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....     7,478,293       35,138,572          239,294
                           ------------     ------------       ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........    19,278,342       44,416,522          213,268
                           ------------     ------------       ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --         (220,698)              --
  From net realized gains
    on investments.......            --       (3,844,293)              --
                           ------------     ------------       ----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --       (4,064,991)              --
                           ------------     ------------       ----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............    22,558,518       64,900,685        6,663,455
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --        4,064,991               --
  Less cost of
    repurchase...........   (19,630,916)      (8,009,329)         (40,003)
                           ------------     ------------       ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....     2,927,602       60,956,347        6,623,452
                           ------------     ------------       ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    22,205,944      101,307,878        6,836,720
NET ASSETS:
  Beginning of period....   284,229,269      182,921,391               --
                           ------------     ------------       ----------
  End of period
    (Note 4).............  $306,435,213     $284,229,269       $6,836,720
                           ------------     ------------       ----------

                               GLOBAL
                               EQUITY
                               SERIES              LARGE CAP GROWTH SERIES
-------------------------------------------------------------------------------
                           FOR THE PERIOD         FOR THE
                           APRIL 3, 2000         SIX-MONTH
                           (INCEPTION) TO      PERIOD ENDED        FOR THE
                           JUNE 30, 2000       JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)         (UNAUDITED)   DECEMBER 31, 1999
                           --------------      -------------  -----------------
OPERATIONS:
  Net investment
    income...............    $   15,991        $    (73,249)     $   (45,696)
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........         9,806           1,536,980        3,223,783
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....       317,139             317,734        9,918,613
                             ----------        ------------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........       342,936           1,781,465       13,096,700
                             ----------        ------------      -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --                  --           (1,268)
  From net realized gains
    on investments.......            --                  --       (1,404,394)
                             ----------        ------------      -----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --                  --       (1,405,662)
                             ----------        ------------      -----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     8,524,898          32,444,362       56,576,189
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --                  --        1,405,662
  Less cost of
    repurchase...........      (459,777)        (12,447,752)      (1,732,595)
                             ----------        ------------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....     8,065,121          19,996,610       56,249,256
                             ----------        ------------      -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     8,408,057          21,778,075       67,940,294
NET ASSETS:
  Beginning of period....            --          87,061,024       19,120,730
                             ----------        ------------      -----------
  End of period
    (Note 4).............    $8,408,057        $108,839,099      $87,061,024
                             ----------        ------------      -----------


                              INTERNATIONAL STOCK SERIES           MID CAP STOCK SERIES             SMALL CAP VALUE SERIES
----------------------------------------------------------------------------------------------------------------------------
                              FOR THE                           FOR THE                           FOR THE
                             SIX-MONTH                         SIX-MONTH                         SIX-MONTH
                           PERIOD ENDED     PERIOD ENDED     PERIOD ENDED                      PERIOD ENDED        FOR THE
                           JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000     YEAR ENDED      JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)   DECEMBER 31, 1999   (UNAUDITED)   DECEMBER 31, 1999
                           -------------  -----------------  -------------  -----------------  -------------  -----------------
OPERATIONS:
  Net investment
    income...............  $  1,091,639     $  1,468,850      $    42,058      $    26,907      $   386,552      $   434,254
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........     8,024,938        6,733,223        3,533,514        1,082,979        1,629,887        2,175,194
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....   (14,407,750)      18,409,223       (1,601,078)       1,449,522         (754,323)       1,395,459
                           ------------     ------------      -----------      -----------      -----------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........    (5,291,173)      26,611,296        1,974,494        2,559,408        1,262,116        4,004,907
                           ------------     ------------      -----------      -----------      -----------      -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --          (96,791)              --          (25,757)              --         (427,926)
  From net realized gains
    on investments.......            --          (61,734)              --               --               --       (1,273,708)
                           ------------     ------------      -----------      -----------      -----------      -----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --         (158,525)              --          (25,757)              --       (1,701,634)
                           ------------     ------------      -----------      -----------      -----------      -----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............    22,500,690       31,597,091        8,498,588       10,685,974        7,996,874       21,473,557
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --          158,525               --           25,757               --        1,701,634
  Less cost of
    repurchase...........    (6,474,449)     (17,294,891)      (1,317,667)      (1,441,062)      (6,812,791)      (2,811,337)
                           ------------     ------------      -----------      -----------      -----------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....    16,026,241       14,460,725        7,180,921        9,270,669        1,184,083       20,363,854
                           ------------     ------------      -----------      -----------      -----------      -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........    10,735,068       40,913,496        9,155,415       11,804,320        2,446,199       22,667,127
NET ASSETS:
  Beginning of period....   143,969,027      103,055,531       24,799,507       12,995,187       39,170,590       16,503,463
                           ------------     ------------      -----------      -----------      -----------      -----------
  End of period
    (Note 4).............  $154,704,095     $143,969,027      $33,954,922      $24,799,507      $41,616,789      $39,170,590
                           ------------     ------------      -----------      -----------      -----------      -----------


                                 GLOBAL GROWTH SERIES
---------------------------------------------------------
                               FOR THE
                              SIX-MONTH
                             PERIOD ENDED        FOR THE
                             JUNE 30, 2000     YEAR ENDED
                              (UNAUDITED)   DECEMBER 31, 1999
                           ---------------  -----------------
OPERATIONS:
  Net investment
    income...............  $    (67,166)    $    (19,444)
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........    16,783,905       50,459,629
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....   (29,254,636)     126,235,538
                           ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   (12,537,897)     176,675,723
                           ------------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --         (417,907)
  From net realized gains
    on investments.......            --       (8,202,447)
                           ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --       (8,620,354)
                           ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............    57,695,083       20,006,821
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --        8,620,354
  Less cost of
    repurchase...........   (37,892,968)     (73,978,397)
                           ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....    19,802,115      (45,351,222)
                           ------------     ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     7,264,218      122,704,147
NET ASSETS:
  Beginning of period....   474,180,301      351,476,154
                           ------------     ------------
  End of period
    (Note 4).............  $481,444,519     $474,180,301
                           ------------     ------------

                             INVESTORS
                               GROWTH
                               SERIES                 GROWTH STOCK SERIES              AGGRESSIVE GROWTH SERIES
-------------------------------------------------------------------------------------------------------------------
                           FOR THE PERIOD          FOR THE                            FOR THE
                           APRIL 3, 2000          SIX-MONTH                          SIX-MONTH
                           (INCEPTION) TO       PERIOD ENDED         FOR THE       PERIOD ENDED        FOR THE
                           JUNE 30, 2000        JUNE 30, 2000      YEAR ENDED      JUNE 30, 2000     YEAR ENDED
                            (UNAUDITED)          (UNAUDITED)    DECEMBER 31, 1999   (UNAUDITED)   DECEMBER 31, 1999
                           --------------      ---------------  -----------------  -------------  -----------------
OPERATIONS:
  Net investment
    income...............    $    3,640        $   (1,112,024)   $   (1,419,744)   $   (416,118)    $   (411,933)
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      (173,310)          127,211,549       171,292,228      44,374,826       82,466,554
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....       462,844            26,749,272       207,427,522      (8,674,035)      85,867,903
                             ----------        --------------    --------------    ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........       293,174           152,848,797       377,300,006      35,284,673      167,922,524
                             ----------        --------------    --------------    ------------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            --                    --        (1,520,916)             --          (74,969)
  From net realized gains
    on investments.......            --                    --      (224,015,952)             --       (6,458,262)
                             ----------        --------------    --------------    ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            --                    --      (225,536,868)             --       (6,533,231)
                             ----------        --------------    --------------    ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............     8,518,997            27,322,979        18,122,493      98,191,734       37,442,118
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            --                    --       225,536,868              --        6,533,231
  Less cost of
    repurchase...........       (24,687)          (40,468,647)     (113,048,272)    (31,104,594)     (22,066,381)
                             ----------        --------------    --------------    ------------     ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....     8,494,310           (13,145,668)      130,611,089      67,087,140       21,908,968
                             ----------        --------------    --------------    ------------     ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........     8,787,484           139,703,129       282,374,227     102,371,813      183,298,261
NET ASSETS:
  Beginning of period....            --         1,044,727,994       762,353,767     333,157,939      149,859,678
                             ----------        --------------    --------------    ------------     ------------
  End of period
    (Note 4).............    $8,787,484        $1,184,431,123    $1,044,727,994    $435,529,752     $333,157,939
                             ----------        --------------    --------------    ------------     ------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Series is an open-end management investment company which currently is comprised of twenty-three separate diversified investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   - The objective of the "U.S. Government Securities Series" is to maximize total return from income and market value change, while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return from income and market value change, by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Multisector Bond Series" are total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return from income and market value change, by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The objective of the "American Leaders Series" is long-term growth of capital and current income by investing in equity securities of blue chip companies.

   - The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

   - The objective of the "Capital Opportunities Series" is capital appreciation. The Series invests primarily in common stocks and equity related securities, such as preferred stocks, convertible securities and depository receipts.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The primary objective of the "Blue chip Stock Series II" is long-term growth of capital with a secondary objective of current income. The Series invests primarily in common stocks of blue chip companies.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Mid Cap Stock Series" is total investment returns including capital appreciation and income that consistently outperform the Standard & Poor's 400 MidCap Index. The Series attempts to maintain a diversified holding in common stocks of medium capitalization companies with a market value between $200 million and $5 billion.

   - The objective of the "Small Cap Value Series" is capital appreciation. The Series invests primarily in common stocks of small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The objective of the "Global Equity Series" is capital appreciation. The Series invests primarily in common stocks and equity related securities of U.S. and foreign issuers (including emerging markets).

   - The objective of the "Large Cap Growth Series" is long-term growth of capital. The Series invests primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth.

--------------------------------------------------------------------------------

   - The objective of the "Investors Growth Series" is to provide long-term growth of capital and future income rather than current income. The Series invests primarily in common stocks and securities convertible into common stocks.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet this objective by investing primarily in common stocks with earnings and growth potential exceeding industry average.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future.

   Shares of the Fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

   The inception of American Leaders Series, Capital Opportunities Series, Blue Chip stock Series II, Global Equity Series and Investors Growth Series was April 3, 2000, and the commencement of operations was May 1, 2000.

   Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new objective of the Series is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc. as of March 15, 2000.

   Effective September 1, 2000, Global Asset Allocation Series will change sub-adviser and fund investment objective. The Series' new name will be T. Rowe Price International Equity Series. The current investment objective of the Series is to maximize total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities. The new investment objective will be long-term growth of capital through investments primarily in the common stocks of well established, non-U.S. companies and diversified broadly among developed and emerging countries. The Series' sub-adviser will change from Morgan Stanley Asset Management Ltd., to T. Rowe Price Associates, Inc.

   The significant accounting policies followed by the Portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of June 30, 2000, U.S. Government Securities Series and Asset Allocation Series entered into outstanding when-issued or forward commitments of $14,318,813 and $3,860,625 respectively.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain Portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------
   currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each Portfolio amortizes bond premium, market discount and original issue discount. For the six-month period ended June 30, 2000, the cost of purchases and proceeds from sales of securities for Money Market Series were $446,103,306 and $480,904,324, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                      Cost of         Proceeds
                                                     Purchases       from Sales
   U.S. Government Securities Series ...........    $ 99,846,390    $100,099,107
   Diversified Income Series ...................      21,424,070      30,349,520
   Multisector Bond Series .....................      46,222,569      48,962,630
   High Yield Series ...........................      24,080,004      23,935,787
   Global Asset Allocation Series ..............      17,536,116      26,361,601
   Asset Allocation Series .....................     445,583,687     443,659,181
   American Leaders Series .....................       5,384,432         328,530
   Value Series ................................      94,907,788     100,629,941
   Capital Opportunities Series ................       8,952,812       1,243,223
   Growth & Income Series ......................     151,227,583     154,409,443
   S & P 500 Index Series ......................      22,352,235      16,476,674
   Blue Chip Stock Series ......................      83,122,844      79,070,389
   Blue Chip Stock Series II....................       6,195,930         150,174
   International Stock Series ..................      54,292,482      39,306,256
   Mid Cap Stock Series ........................      22,252,797      14,710,074
   Small Cap Value Series ......................      21,495,738      21,575,381
   Global Growth Series ........................      59,823,469      56,923,203
   Global Equity Series ........................       8,323,656         538,132
   Large Cap Growth Series .....................      51,959,560      32,569,767
   Investors Growth Series .....................      10,306,560       2,591,087
   Growth Stock Series .........................     609,145,390     671,253,471
   Aggressive Growth Series ....................     419,626,086     353,316,777

   LENDING OF PORTFOLIO SECURITIES: At June 30, 2000, securities were on loan to brokers from the portfolios. For collateral, the portfolios' custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risk to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the six-month period ended June 30, 2000:

                                                     Securities
                                                      On Loan        Collateral     Fee Income
   U.S. Government Securities Series ...........    $ 29,907,783    $ 30,763,112    $  14,001
   Diversified Income Series ...................      11,424,919      12,000,000        5,405
   Asset Allocation Series .....................     162,791,799     166,693,058       62,813
   Value Series ................................      16,833,172      17,606,300        6,183
   Growth & Income Series ......................      38,141,857      39,064,911       15,248
   S&P 500 Index Series ........................      31,329,577      31,825,722       16,485
   Blue Chip Stock Series ......................      43,055,745      43,261,120       16,734
   Global Growth Series ........................      55,170,875      56,000,000       32,611
   Growth Stock Series .........................     344,988,344     348,000,000      113,176
   Aggressive Growth Series ....................      49,072,549      49,278,400       92,919

   INCOME TAXES: The Portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the Portfolios intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Portfolios. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   On the statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to increase (decrease) paid-in-capital by the following:

                                                    Accumulated     Undistributed Net       Paid
                                                    Net Realized       Investment            In
                                                    Gain/(Loss)          Income           Capital
   Multisector Bond Series .....................     $1,425,041        $(1,425,041)      $       --
   Global Asset Allocation Series ..............        212,860           (212,860)              --
   Capital Opportunities Series ................         (1,494)             1,494               --
   Blue Chip Stock Series ......................          3,125             (3,125)              --
   International Stock Series ..................         16,091            (16,091)              --
   Global Growth Series ........................         42,853            (42,853)              --
   Global Equity Series ........................         (1,307)             1,307               --
   Investors Growth Series .....................           (617)               617               --

   For federal income tax purposes the portfolios had the following capital loss carryovers at, December 31, 1999, which, if not offset by subsequent capital gains, will expire in 2000 through 2006. It is

--------------------------------------------------------------------------------
   unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

   Money Market Series .........................    $    56,052
   U.S. Government Securities Series ...........     19,603,587
   Diversified Income Series ...................     11,253,332
   Multisector Bond Series .....................        610,193
   High Yield Series ...........................     10,900,636

   ILLIQUID SECURITIES: At June 30, 2000, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Multisector Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth and Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Large Cap Growth Series and Aggressive Growth Series to 15%, of total net assets, at market value, at date of purchase. The aggregate values of such securities at June 30, 2000, were as follows:

                                                      Market Value of       Percentage of
                                                    Illiquid Securities    Total Net Assets
   Money Market Series .........................         $4,289,147               4.80%
   Diversified Income Series ...................          1,793,984               1.90%
   Multisector Bond Series .....................          1,038,759               5.18%
   High Yield Series ...........................          5,407,776               8.59%
   Global Asset Allocation Series ..............            642,951               1.13%
   Asset Allocation Series .....................          7,763,940               1.14%
   Blue Chip Stock Series ......................          1,049,750               0.34%
   Global Growth Series ........................          2,649,398               0.55%

   Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds, including Series High Yield, Series Asset Allocation, Series Value, Series Growth & Income, Series Global Growth, Series Growth Stock and Series Aggressive Growth, have a revolving credit agreement with Norwest Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the Borrowers option of: 1) the Prime Index; 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or; 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime Index is defined as the higher of: A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The funds had no borrowings during the six month period ended June 30, 2000.

   FUTURES TRANSACTIONS: Certain Portfolios may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The S & P 500 Index Series and Mid Cap Stock Series are exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of June 30, 2000, and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                      Annual
                                                                                                Investment Advisory
                      Series                                                                    and Management Fee
   Money Market Series                           For the first $500 million                             .30%
                                                 For assets over $500 million                           .25%
   U.S. Government Securities Series             For the first $50 million                              .50%
                                                 For assets over $50 million                            .45%
   Diversified Income Series                     For the first $50 million                              .50%
                                                 For assets over $50 million                            .45%
   Multisector Bond Series                       For the first $100 million                             .75%
                                                 For assets over $100 million                           .65%
   High Yield Series                             For the first $250 million                             .50%
                                                 For assets over $250 million                           .45%
   Global Asset Allocation Series                For the first $100 million                             .90%
                                                 For assets over $100 million                           .85%
   Asset Allocation Series                       For the first $250 million                             .50%
                                                 For assets over $250 million                           .45%


FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------


                                                                                                      Annual
                                                                                                Investment Advisory
                      Series                                                                    and Management Fee

   American Leaders Series                       For the first $35 million                              .90%
                                                 For the next $65 million                               .75%
                                                 For assets over $100 million                           .65%
   Value Series                                  For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%
   Capital Opportunities Series                  For the first $200 million                             .90%
                                                 For the next $300 million                              .85%
                                                 For assets over $500 million                           .80%
   Growth & Income Series                        For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%
   S & P 500 Index Series                        For all assets                                         .40%
   Blue Chip Stock Series                        For the first $100 million                             .90%
                                                 For assets over $100 million                           .85%
   Blue Chip Stock Series II                     For the first $200 million                             .95%
                                                 For assets over $200 million                           .90%
   International Stock Series                    For the first $100 million                             .85%
                                                 For assets over $100 million                           .80%
   Mid Cap Stock Series                          For the first $100 million                             .90%
                                                 For the next $150 million                              .85%
                                                 For assets over $250 million                           .80%
   Small Cap Value Series                        For the first $50 million                              .90%
                                                 For assets over $50 million                            .85%
   Global Growth Series                          For the first $500 million                             .70%
                                                 For assets over $500 million                           .60%
   Global Equity Series                          For the first $200 million                            1.00%
                                                 For the next $300 million                              .95%
                                                 For assets over $500 million                           .90%
   Large Cap Growth Series                       For the first $100 million                             .90%
                                                 For the next $100 million                              .85%
                                                 For assets over $200 million                           .80%
   Investors Growth Series                       For the first $200 million                             .90%
                                                 For the next $300 million                              .85%
                                                 For assets over $500 million                           .80%
   Growth Stock Series                           For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%
   Aggressive Growth Series                      For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%

   The Multisector Bond Series, Global Asset Allocation Series, American Leaders Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Series, Blue Chip II Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                                            Annual
                                                                                    Average Net            Advisory
                      Series                                                          Assets                  Fee
   Multisector Bond Series                        A I M Capital              For the first                   .35%
                                                  Management, Inc.           $100 million
                                                                             For assets over                 .225%
                                                                             $100 million
   Global Asset Allocation Series                 Morgan Stanley Asset       For the first                   .50%
                                                  Management Limited         $100 million
                                                                             For assets over                 .40%
                                                                             $100 million
   American Leaders Series                        Federated Investment       For the first                   .50%
                                                  Management Company         $35 million
                                                                             For the Next $65 million        .35%
                                                                             For assets over $100            .25%
                                                                             million
   Capital Opportunities Series                   Massachusetts Financial    For the first $200              .50%
                                                  Services Company           million
                                                                             For the next $300 million       .45%
                                                                             For assets over $500            .40%
                                                                             million
   S & P 500 Index Series                         The Dreyfus Corporation    For all levels of assets        .17%
   Blue Chip Stock Series                         T. Rowe Price              For the first $100              .50%
                                                  Associate, Inc.            million
                                                                             For assets over $100            .45%
                                                                             million
   Blue Chip Stock Series II                      A I M Capital              For the first $200              .55%
                                                  Management, Inc.           million
                                                                             For assets over $200            .50%
   International Stock Series                     Lazard-Freres Asset        For the first $100              .45%
                                                  Management                 million
                                                                             For assets over $100            .375%
                                                                             million
   Mid Cap Stock Series                           The Dreyfus Corporation    For the first $100              .50%
                                                                             million
                                                                             For the next $150 million       .45%
                                                                             For assets over $250            .40%
                                                                             million
   Small Cap Value Series                         Berger Associates          For the first $50 million       .50%
                                                                             For assets over $50             .45%
                                                                             million
   Global Equity Series                           Massachusetts Financial    For the first $200              .60%
                                                  Services Company           million
                                                                             For the next $300 million       .55%
                                                                             For assets over $500            .50%
                                                                             million

--------------------------------------------------------------------------------

                                                                                                            Annual
                                                                                    Average Net            Advisory
                      Series                                                          Assets                  Fee
   Large cap Growth Series                        Alliance Caipal            For the first $100              .50%
                                                  Managememt L.P.            million
                                                                             For the next $100 million       .45%
                                                                             For assets over $200            .40%
                                                                             million
   Investors Growth Series                        Massachusetts Financial    For the first $200              .50%
                                                  Services Company           million
                                                                             For the mext $300 million       .45%
                                                                             For assets over $500            .40%
                                                                             million

   Multisector Bond Series, formerly known as Global Bond Series, has changed its sub-adviser from Mercury Asset Management International Ltd., to AIM Capital management, Inc., as of March 15, 2000. There has been no change in the advisory fee of the Series.

   For the six-month period ended June 30, 2000, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

   Series                                           Amount
   Money Market Series .........................    $ 2,237
   U.S. Government Securitites Series ..........      4,233
   Diversified Income Series ...................      3,086
   Multisector Bond Series .....................        696

   Series                                           Amount
   High Yield Series ...........................    $ 1,941
   Global Asset Allocation Series ..............      1,892
   Asset Allocation Series .....................     16,414
   American Leaders Series .....................      2,368
   Value Series ................................      2,481
   Capital Opportunities Series ................      2,368
   Growth & Income Series ......................      8,678
   S & P 500 Index Series ......................      7,974
   Blue Chip Stock Series ......................      5,685
   Blue Chip Stock Series II....................      2,368
   International Stock Series ..................      2,991
   Mid Cap Stock Series ........................        518
   Small Cap Value Series ......................        622
   Global Growth Series ........................      9,445
   Global Equity Series ........................      2,368
   Large Cap Growth Series .....................      1,071
   Investors Growth Series .....................      2,368
   Growth Stock Series .........................     20,155
   Aggressive Growth Series ....................      4,463

3. FORWARD FOREIGN CURRENCY CONTRACTS: At June 30, 2000, the Global Asset Allocation Series, Capital Opportunities Series, International Stock Series, Global Growth Series, Global Equity Series and Investors Growth Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/ receive currencies at a specified future date. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

   FORWARD FOREIGN CURRENCY CONTRACTS
   GLOBAL ASSET ALLOCATION SERIES
   -------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                            U.S. Dollar     Unrealized
                         Currency To         Value As Of        Currency To         Value As Of   Appreciation/
     Settle Date         Be Delivered       June 30, 2000       Be Received        June 30, 2000  (Depreciation)
   July 3, 2000            131,497           $  199,858           207,650           $  207,650       $  7,792
                        British Pound                           U.S. Dollar
   July 3, 2000            299,907               34,193            33,986               33,986           (207)
                        Swedish Krona                           U.S. Dollar
   July 6, 2000            237,349              237,349          25,000,000            233,994         (3,355)
                         U.S. Dollar                            Japanese Yen
   July 6, 2000           25,000,000            234,957           235,139              235,139            182
                         Japanese Yen                           U.S. Dollar
   July 7, 2000            625,440              625,440           700,000              683,830         58,390
                         U.S. Dollar                       European Monetary Unit
   July 12, 2000           140,000              212,155           212,940              212,940            785
                        British Pound                           U.S. Dollar
   July 12, 2000          1,750,000           1,678,782          1,693,650           1,693,650         14,868
                    European Monetary Unit                      U.S. Dollar
   August 29, 2000         844,595              844,595          1,250,000             845,166            571
                         U.S. Dollar                          Canadian Dollar
   August 29, 2000         239,248              239,248           400,000              240,268          1,020
                         U.S. Dollar                         Australian Dollar
                                             ----------                             ----------       --------
                                             $4,306,577                             $4,386,623       $ 80,046
                                             ----------                             ----------       --------

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

   FORWARD FOREIGN CURRENCY CONTRACTS
   CAPITAL OPPORTUNITIES SERIES
   ------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                            U.S. Dollar    Unrealized
                         Currency To         Value As Of        Currency To         Value As Of   Appreciation/
     Settle Date         Be Delivered       June 30, 2000       Be Received        June 30, 2000  (Depeciation)
   July 3, 2000             8,184             $   8,184            5,458             $   8,263       $    79
                         U.S. Dollar                           British Pound
                                              ---------                              ---------       -------
                                              $   8,184                              $   8,263       $    79
                                              ---------                              ---------       -------

   FORWARD FOREIGN CURRENCY CONTRACTS
   INTERNATIONAL STOCK SERIES
   -------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                            U.S. Dollar     Unrealized
                         Currency To         Value As Of        Currency To         Value As Of   Appreciation/
     Settle Date         Be Delivered       June 30, 2000       Be Received        June 30, 2000  (Depreciation)
   July 3, 2000            186,300            $ 186,300           194,467            $ 186,416       $   116
                         U.S. Dollar                       European Monetary Unit
   July 3, 2000            184,462              184,462           122,168              184,951           489
                         U.S. Dollar                           British Pound
   July 3, 2000            152,456              152,456           100,971              152,860           404
                         U.S. Dollar                           British Pound
   July 3, 2000            184,886              184,886           122,449              185,376           490
                         U.S. Dollar                           British Pound
                                              ---------                              ---------       -------
                                              $ 708,104                              $ 709,603       $ 1,499
                                              ---------                              ---------       -------

   FORWARD FOREIGN CURRENCY CONTRACTS
   GLOBAL GROWTH SERIES
   ------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                            U.S. Dollar    Unrealized
                         Currency To         Value As Of        Currency To         Value As Of   Appreciation/
     Settle Date         Be Delivered       June 30, 2000       Be Received        June 30, 2000  (Depeciation)
   July 3, 2000           3,601,278          $3,452,185          3,388,803          $3,388,803      $(63,382)
                      European Monetary                         U.S. Dollar
                            Units
                                             ----------                             ----------      --------
                                             $3,452,185                             $3,388,803      $(63,382)
                                             ----------                             ----------      --------

   FORWARD FOREIGN CURRENCY CONTRACTS
   GLOBAL EQUITY SERIES
   ------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                            U.S. Dollar    Unrealized
                         Currency To         Value As Of        Currency To         Value As Of   Appreciation/
     Settle Date         Be Delivered       June 30, 2000       Be Received        June 30, 2000  (Depeciation)
   July 3, 2000             1,171             $   1,123            1,105             $   1,105       $   (18)
                      European Monetary                         U.S. Dollar
                            Units
   July 3, 2000             1,593                 1,593            1,700                 1,630            37
                          U.S.Dollar                         European Monetary
                                                                   Units
   July 3, 2000             41,785               41,785          4,397,925              41,566          (219)
                          U.S.Dollar                            Japanese Yen
   July 5, 2000             76,370                8,935            8,883                 8,883           (52)
                       Norwegian Krone                          U.S. Dollar
   July 31, 2000            6,552                 6,281            6,250                 6,250           (31)
                      European Monetary                         U.S. Dollar
                            Units
                                              ---------                              ---------       -------
                                              $  59,717                              $  59,434       $  (283)
                                              ---------                              ---------       -------

--------------------------------------------------------------------------------

   FORWARD FOREIGN CURRENCY CONTRACTS
   INVESTORS GROWTH SERIES
   ------------------------------------------------------------------------------------------------------------
                                             U.S. Dollar                            U.S. Dollar    Unrealized
                         Currency To         Value As Of        Currency To         Value As Of   Appreciation/
     Settle Date         Be Delivered       June 30, 2000       Be Received        June 30, 2000  (Depeciation)
   July 3, 2000             6,251             $   6,251            6,564             $   6,292       $    41
                         U.S. Dollar                         European Monetary
                                                                   Units
   July 5, 2000             66,909                7,627            7,565                 7,565       $   (62)
                        Swedish Krona                           U.S. Dollar
   July 6, 2000             1,230                 1,227            1,230                 1,230       $     3
                        British Pound                           U.S. Dollar
                                              ---------                              ---------       -------
                                              $  15,105                              $  15,087       $   (18)
                                              ---------                              ---------       -------

4. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                       2000           1999
   Money Market Series .........................    $ 7,379,542    $ 4,466,661
   U.S. Government Securities Series ...........     12,382,713      8,329,737
   Diversified Income Series ...................     11,035,974      7,438,940
   Multisector Bond Series .....................       (514,070)       357,578
   High Yield Series ...........................      9,680,074      6,530,561
   Global Asset Allocation Series ..............        436,395        (92,419)
   Asset Allocation Series .....................     25,070,804     15,806,752
   American Leaders Series .....................         14,133             --
   Value Series ................................      1,096,531        777,519
   Capital Opportunities Series ................          8,142             --
   Growth & Income Series ......................      6,403,508      4,402,984
   S & P 500 Index Series ......................      4,811,700      3,112,410

                                                       2000           1999
   Blue Chip Stock Series ......................    $  (133,037)   $    10,313
   Blue Chip Stock Series II....................            830             --
   International Stock Series ..................      5,369,439      4,293,891
   Mid Cap Stock Series ........................         43,208          1,150
   Small Cap Value Series ......................        394,170          7,618
   Global Growth Series ........................      3,448,547      3,558,566
   Global Equity Series ........................         17,298             --
   Large Cap Growth Series .....................        (73,249)            --
   Investors Growth Series .....................          4,257             --
   Growth Stock Series .........................     (1,112,024)            --
   Aggressive Growth Series ....................       (416,118)            --

5. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                           SHARES ISSUED
                                                           AS A RESULT OF                                NET INCREASE (DECREASE)
                                    SHARES SOLD         REINVESTED DIVIDENDS      SHARES REPURCHASED            OF SHARES
                               ----------------------  ----------------------  ------------------------  ------------------------
                                  2000        1999        2000        1999        2000         1999         2000         1999
   Money Market Series ......   7,169,753  11,017,535          --     304,332  (10,504,040)  (7,211,114)  (3,334,287)   4,110,753
   U.S. Government Securities
     Series .................     513,298   1,361,980          --     789,914   (1,986,625)  (2,429,575)  (1,473,327)    (277,681)
   Diversified Income
     Series .................     351,728     708,060          --     668,026   (1,144,973)  (1,770,065)    (793,245)    (393,979)
   Multisector Bond
     Series .................     261,495     706,551          --      99,609     (725,540)    (510,559)    (464,045)     295,601
   High Yield Series ........     435,766     930,821          --     713,412     (943,654)  (1,313,629)    (507,888)     330,604
   Global Asset Allocation
     Series .................     225,061     494,776          --     368,552   (1,021,064)    (671,008)    (796,003)     192,320
   Asset Allocation
     Series .................     916,611   1,709,242          --   2,978,672     (956,241)  (2,995,739)     (39,630)   1,692,175
   American Leaders
     Series .................     539,496          --          --          --         (168)          --      539,328           --
   Value Series .............     487,496     659,996          --       4,499     (751,280)    (715,516)    (263,784)     (51,021)
   Capital Opportunities
     Series .................     876,596          --          --          --         (655)          --      875,941           --
   Growth & Income Series ...     275,863     620,808          --     997,623   (1,326,946)  (1,904,530)  (1,051,083)    (286,099)
   S & P 500 Index Series ...   2,404,630   7,350,726          --       2,925   (2,050,308)  (2,032,947)     354,322    5,320,704
   Blue Chip Stock Series ...   1,021,562   3,323,297          --     194,408     (917,941)    (406,623)     103,621    3,111,082
   Blue Chip Stock
     Series II...............     663,208          --          --          --       (3,933)          --      659,275           --
   International Stock
     Series .................   1,320,226   2,014,188          --       9,651     (380,692)  (1,112,312)     939,534      911,527
   Mid Cap Stock Series .....     764,750   1,118,482          --       2,572     (118,530)    (147,796)     646,220      973,258
   Small Cap Value Series ...     780,650   2,171,147          --     173,756     (674,808)    (284,799)     105,842    2,060,104
   Global Growth Series .....   1,637,421     770,884          --     339,626   (1,093,864)  (3,028,167)     543,557   (1,917,657)
   Global Equity Series .....     848,874          --          --          --      (44,301)          --      804,573           --
   Large Cap Growth
     Series .................   2,185,621   4,222,642          --      98,655     (863,695)    (125,347)   1,321,926    4,195,950
   Investors Growth
     Series .................     849,410          --          --          --       (2,446)          --      846,964           --
   Growth Stock Series ......     553,140     469,349          --   6,986,242     (839,264)  (2,864,866)    (286,124)   4,590,725
   Aggressive Growth
     Series .................   2,535,576   1,665,100          --     307,070     (890,577)  (1,085,748)   1,644,999      886,422

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                            Year Ended December 31,
                                           ----------------------------------------------------------
MONEY MARKET SERIES                        2000**      1999      1998      1997      1996      1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 11.20   $  11.06   $ 11.03   $ 10.94   $ 10.83   $ 10.63
                                           -------   --------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .33        .54       .57       .58       .57       .60
Distributions to shareholders:
  From investment income - net..........        --       (.40)     (.54)     (.49)     (.46)     (.40)
                                           -------   --------   -------   -------   -------   -------
Net asset value, end of period..........   $ 11.53   $  11.20   $ 11.06   $ 11.03   $ 10.94   $ 10.83
                                           -------   --------   -------   -------   -------   -------
Total Return @..........................      2.93%      4.96%     5.32%     5.34%     5.17%     5.71%
Net assets end of period (000s
  omitted)..............................   $89,297   $124,105   $77,097   $57,009   $61,906   $41,807
Ratio of expenses to average daily net
  assets................................       .35%*      .35%      .35%      .38%      .38%      .40%
Ratio of net investment income to
  average daily net assets..............      5.77%*     4.88%     5.18%     5.19%     5.14%     5.44%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                               Year Ended December 31,
                                           ---------------------------------------------------------------
U.S. GOVERNMENT SERIES                      2000**      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  10.13   $  10.93   $  10.68   $  10.57   $  11.16   $   9.40
                                           --------   --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .41        .63        .60        .80        .67        .70
  Net realized and unrealized gain
    (loss) on investments...............       (.05)      (.84)       .34        .12       (.51)      1.06
                                           --------   --------   --------   --------   --------   --------
Total from operations...................        .36       (.21)       .94        .92        .16       1.76
                                           --------   --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........         --       (.59)      (.69)      (.81)      (.75)        --
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  10.49   $  10.13   $  10.93   $  10.68   $  10.57   $  11.16
                                           --------   --------   --------   --------   --------   --------
Total Return @..........................       3.59%     (1.94%)     8.87%      9.08%      2.21%     18.78%
Net assets end of period (000s
  omitted)..............................   $128,184   $138,658   $152,672   $142,070   $161,678   $182,687
Ratio of expenses to average daily net
  assets................................        .53%*      .52%       .51%       .54%       .53%       .53%
Ratio of net investment income to
  average daily net assets..............       6.20%*     5.64%      5.53%      6.03%      6.17%      6.78%
Portfolio turnover rate.................         80%        97%       114%       148%       176%       115%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                           --------------------------------------------------------------
DIVERSIFIED INCOME SERIES                  2000**      1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 10.91   $  11.91   $  11.98   $  11.70   $  12.20   $  10.40
                                           -------   --------   --------   --------   --------   --------
Operations:
  Investment income - net...............       .50        .85        .73        .91        .82        .88
  Net realized and unrealized gain
    (loss) on investments...............      (.25)     (1.05)       .01        .26       (.40)       .92
                                           -------   --------   --------   --------   --------   --------
Total from operations...................       .25       (.20)       .74       1.17        .42       1.80
                                           -------   --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........        --       (.80)      (.81)      (.89)      (.91)        --
  Excess distributions of net realized
    gains...............................        --         --         --         --       (.01)        --
                                           -------   --------   --------   --------   --------   --------
Total distributions to shareholders.....        --       (.80)      (.81)      (.89)      (.92)        --
                                           -------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $ 11.16   $  10.91   $  11.91   $  11.98   $  11.70   $  12.20
                                           -------   --------   --------   --------   --------   --------
Total Return @..........................      2.29%     (1.68%)     6.31%     10.44%      4.15%     17.26%
Net assets end of period (000s
  omitted)..............................   $94,618   $101,153   $115,182   $105,200   $105,831   $109,120
Ratio of expenses to average daily net
  assets................................       .55%*      .54%       .52%       .55%       .55%       .55%
Ratio of net investment income to
  average daily net assets..............      7.41%*     6.78%      6.56%      7.11%      6.86%      7.78%
Portfolio turnover rate.................        23%        87%        96%       166%       171%       139%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                            Year Ended December 31,
                                           ---------------------------------------------------------
MULTISECTOR BOND SERIES                    2000**     1999      1998      1997      1996      1995+
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 10.26   $ 11.56   $ 10.65   $ 11.11   $ 11.30   $ 10.00
                                           -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .32       .57       .30       .46       .57       .54
  Net realized and unrealized gain
    (loss) on investments...............      (.37)    (1.44)     1.13      (.45)     (.13)     1.52
                                           -------   -------   -------   -------   -------   -------
Total from operations...................      (.05)     (.87)     1.43       .01       .44      2.06
                                           -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --      (.35)     (.19)     (.37)     (.43)     (.54)
  From net realized gains...............        --      (.08)     (.33)     (.10)     (.20)     (.22)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....        --      (.43)     (.52)     (.47)     (.63)     (.76)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of period..........   $ 10.21   $ 10.26   $ 11.56   $ 10.65   $ 11.11   $ 11.30
                                           -------   -------   -------   -------   -------   -------
Total Return @..........................      (.48%)   (7.53%)   13.49%      .14%     3.32%    19.14%
Net assets end of period (000s
  omitted)..............................   $20,066   $24,926   $24,659   $20,692   $20,228   $13,187
Ratio of expenses to average daily net
  assets................................       .94%*     .90%      .88%     1.10%     1.02%     1.28%*
Ratio of net investment income to
  average daily net assets..............      5.14%*    3.83%     4.19%     4.41%     5.07%     5.01%*
Portfolio turnover rate.................       251%      194%      190%      168%      129%      184%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
# On March 15, 2000, Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities, the new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                                            Year Ended December 31,
                                           ---------------------------------------------------------
HIGH YIELD SERIES                          2000**     1999      1998      1997      1996      1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  9.09   $  9.91   $ 10.77   $  9.83   $  9.74   $  9.47
                                           -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .51       .89       .75       .96      1.04      1.15
  Net realized and unrealized gain
    (loss) on investments...............      (.59)     (.80)     (.71)       --       .13       .30
                                           -------   -------   -------   -------   -------   -------
Total from operations...................      (.08)      .09       .04       .96      1.17      1.45
                                           -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --      (.91)     (.83)     (.02)    (1.03)    (1.14)
  From net realized gains on
    investments.........................        --        --      (.07)       --        --        --
  Excess distributions of net realized
    gains...............................        --        --        --        --      (.05)     (.04)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....        --      (.91)     (.90)     (.02)    (1.08)    (1.18)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of period..........   $  9.01   $  9.09   $  9.91   $ 10.77   $  9.83   $  9.74
                                           -------   -------   -------   -------   -------   -------
Total Return............................      (.94%)    1.17%      .62%     9.76%    10.52%    12.73%
Net assets end of period (000s
  omitted)..............................   $62,949   $68,166   $70,983   $59,228   $42,578   $28,129
Ratio of expenses to average daily net
  assets................................       .57%*     .57%      .56%      .62%      .63%      .63%
Ratio of net investment income to
  average daily net assets..............      9.78%*    9.19%     9.39%    10.31%    10.22%    11.30%
Portfolio turnover rate.................        73%       75%      120%      353%      235%      130%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                            Year Ended December 31,
                                           ---------------------------------------------------------
GLOBAL ASSET ALLOCATION SERIES             2000**     1999      1998      1997      1996      1995+
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 13.17   $ 14.32   $ 13.29   $ 12.34   $ 11.42   $ 10.00
                                           -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .12       .22       .28       .28       .36       .35
  Net realized and unrealized gain
    (loss) on investments...............       .20      (.34)     1.81      1.39      1.19      1.55
                                           -------   -------   -------   -------   -------   -------
Total from operations...................       .32      (.12)     2.09      1.67      1.55      1.90
                                           -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --      (.24)     (.31)     (.26)     (.38)     (.34)
  From net realized gains on
    investments.........................        --      (.79)     (.75)     (.46)     (.25)     (.14)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....        --     (1.03)    (1.06)     (.72)     (.63)     (.48)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of period..........   $ 13.49   $ 13.17   $ 14.32   $ 13.29   $ 12.34   $ 11.42
                                           -------   -------   -------   -------   -------   -------
Total Return @..........................      2.42%     (.87%)   15.96%    13.51%    12.72%    17.47%
Net assets end of period (000s
  omitted)..............................   $56,928   $66,067   $69,086   $52,482   $37,307   $20,080
Ratio of expenses to average daily net
  assets................................      1.02%*    1.02%     1.01%     1.16%     1.20%     1.28%*
Ratio of net investment income to
  average daily net assets..............      2.50%*    2.26%     2.13%     2.42%     3.01%     3.26%*
Portfolio turnover rate.................        32%       59%       69%       51%       46%       44%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                               Year Ended December 31,
                                           ---------------------------------------------------------------
ASSET ALLOCATION SERIES                     2000**      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  22.78   $  21.09   $  17.62   $  16.99   $  15.90   $  13.56
                                           --------   --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .31        .54        .49        .59        .61        .65
  Net realized and unrealized gain
    (loss) on investments...............       (.31)      3.27       3.02       2.82       1.38       2.35
                                           --------   --------   --------   --------   --------   --------
Total from operations...................         --       3.81       3.51       3.41       1.99       3.00
                                           --------   --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........         --       (.49)      (.01)      (.59)      (.61)      (.64)
  From net realized gains...............         --      (1.63)      (.03)     (2.19)      (.28)      (.02)
  Excess distributions of net realized
    gains...............................         --         --         --         --       (.01)        --
                                           --------   --------   --------   --------   --------   --------
Total distributions to shareholders.....         --      (2.12)      (.04)     (2.78)      (.90)      (.66)
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  22.78   $  22.78   $  21.09   $  17.62   $  16.99   $  15.90
                                           --------   --------   --------   --------   --------   --------
Total Return @..........................          0%     19.56%     19.97%     20.24%     12.50%     21.97%
Net assets end of period (000s
  omitted)..............................   $678,949   $679,957   $593,878   $482,280   $397,712   $341,511
Ratio of expenses to average daily net
  assets................................        .51%*      .52%       .51%       .53%       .54%       .55%
Ratio of net investment income to
  average daily net assets..............       2.72%*     2.58%      2.64%      3.16%      3.66%      4.25%
Portfolio turnover rate.................         67%       178%       114%       113%       115%        98%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

AMERICAN LEADERS SERIES                    2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.35
                                           ------
Operations:
  Investment income - net...............      .01
  Net realized and unrealized gain
    (loss) on investments...............     (.21)
                                           ------
Total from operations...................     (.20)
                                           ------
Net asset value, end of period..........   $10.15
                                           ------
Total Return @..........................    (1.99%)
Net assets end of period (000s
  omitted)..............................   $5,472
Ratio of expenses to average daily net
  assets................................     1.25%*(a)
Ratio of net investment income to
  average daily net assets..............     1.12%*(a)
Portfolio turnover rate.................        7%

*      Annualized.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The portfolio's inception was April 3, 2000, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for American Leader Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.54% and .83%, respectively.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                                       Year Ended December 31,
                                           -----------------------------------------------
VALUE SERIES                               2000**     1999      1998      1997      1996+
------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 15.65   $ 14.38   $ 13.42   $ 11.38   $ 10.27
                                           -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .06       .13       .16       .12       .14
  Net realized and unrealized gain
    (loss) on investments...............      (.06)     1.15      1.13      2.75      1.10
                                           -------   -------   -------   -------   -------
Total from operations...................        --      1.28      1.29      2.87      1.24
                                           -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --        --      (.16)     (.13)     (.13)
  From net realized gains...............        --      (.01)     (.17)     (.70)       --
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....        --      (.01)     (.33)     (.83)     (.13)
                                           -------   -------   -------   -------   -------
Net asset value, end of period..........   $ 15.65   $ 15.65   $ 14.38   $ 13.42   $ 11.38
                                           -------   -------   -------   -------   -------
Total Return @..........................         0%     8.96%     9.64%    25.24%    11.49%
Net assets end of period (000s
  omitted)..............................   $90,440   $94,583   $87,604   $55,058   $13,951
Ratio of expenses to average daily net
  assets................................       .77%*     .78%      .76%      .83%      .87%*
Ratio of net investment income to
  average daily net assets..............       .69%*     .85%     1.26%     1.41%     1.72%*
Portfolio turnover rate.................       105%      211%      332%      121%       36%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+      For the period May 1, 1996 (commencement of operations) to
       December 31, 1996. The portfolio's inception was March 28, 1996, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

CAPITAL OPPORTUNITIES SERIES               2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.61
                                           ------
Operations:
  Investment income - net...............       --
  Net realized and unrealized gain
    (loss) on investments...............     (.12)
                                           ------
Total from operations...................     (.12)
                                           ------
Net asset value, end of period..........   $10.49
                                           ------
Total Return @..........................    (1.05%)
Net assets end of period (000s
  omitted)..............................   $9,193
Ratio of expenses to average daily net
  assets................................     1.25%(a)*
Ratio of net investment income to
  average daily net assets..............     (.03%)(a)*
Portfolio turnover rate.................       17%

*      Annualized.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The portfolio's inception was April 3, 2000, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.33% and (.11%), respectively.

--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                           --------------------------------------------------------------
GROWTH & INCOME SERIES                      2000**      1999       1998       1997       1996      1995
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  21.94   $  21.23   $  18.76   $  15.16   $  12.83   $ 10.07
                                           --------   --------   --------   --------   --------   -------
Operations:
  Investment income - net...............        .17        .33        .48        .40        .34       .33
  Net realized and unrealized gain
    (loss) on investments...............       (.14)      1.81       2.00       3.80       2.54      2.76
                                           --------   --------   --------   --------   --------   -------
Total from operations...................        .03       2.14       2.48       4.20       2.88      3.09
                                           --------   --------   --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net..........         --       (.50)        --       (.39)      (.34)     (.33)
  From net realized gains on
    investments.........................         --       (.93)      (.01)      (.21)      (.21)       --
                                           --------   --------   --------   --------   --------   -------
Total distributions to shareholders.....         --      (1.43)      (.01)      (.60)      (.55)     (.33)
                                           --------   --------   --------   --------   --------   -------
Net asset value, end of period..........   $  21.97   $  21.94   $  21.23   $  18.76   $  15.16   $ 12.83
                                           --------   --------   --------   --------   --------   -------
Total Return @..........................        .12%     10.72%     13.21%     27.69%     21.51%    29.70%
Net assets end of period (000s
  omitted)..............................   $294,492   $317,186   $312,939   $244,970   $134,932   $59,533
Ratio of expenses to average daily net
  assets................................        .68%*      .69%       .67%       .70%       .76%      .80%
Ratio of net investment income to
  average daily net assets..............       1.32%*     1.41%      2.45%      2.63%      2.38%     2.86%
Portfolio turnover rate.................         52%        95%        30%        11%        20%       17%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ---------------------------------------------------
S&P 500 INDEX SERIES                        2000**      1999       1998       1997      1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  22.66   $  18.83   $  14.93   $  11.47   $ 10.09
                                           --------   --------   --------   --------   -------
Operations:
  Investment income - net...............        .09        .17        .16        .12       .10
  Net realized and unrealized gain
    (loss) on investments...............       (.25)      3.66       4.03       3.58      1.37
                                           --------   --------   --------   --------   -------
Total from operations...................       (.16)      3.83       4.19       3.70      1.47
                                           --------   --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net..........         --         --       (.16)      (.12)     (.09)
  From net realized gains on
    investments.........................         --         --       (.13)      (.12)       --
                                           --------   --------   --------   --------   -------
Total distributions to shareholders.....         --         --       (.29)      (.24)     (.09)
                                           --------   --------   --------   --------   -------
Net asset value, end of period..........   $  22.50   $  22.66   $  18.83   $  14.93   $ 11.47
                                           --------   --------   --------   --------   -------
Total Return @..........................       (.72%)    20.34%     28.11%     32.32%    14.29%
Net assets end of period (000s
  omitted)..............................   $429,692   $424,773   $252,832   $109,572   $21,979
Ratio of expenses to average daily net
  assets................................        .44%*      .46%       .46%       .51%      .79%*
Ratio of net investment income to
  average daily net assets..............        .82%*      .92%      1.17%      1.41%     1.47%*
Portfolio turnover rate.................          4%         3%         3%         5%        6%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+      For the period May 1, 1995 (commencement of operations) to
       December 31, 1996. The portfolio's inception was March 28, 1996, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                                        Year Ended December 31,
                                           --------------------------------------------------
BLUE CHIP STOCK SERIES                      2000**      1999       1998      1997      1996+
---------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  21.93   $  18.58   $  14.76   $ 11.67   $ 10.07
                                           --------   --------   --------   -------   -------
Operations:
  Investment income (loss) - net........       (.01)       .02        .05       .07       .07
  Net realized and unrealized gain on
    investments.........................       1.54       3.65       4.09      3.08      1.60
                                           --------   --------   --------   -------   -------
Total from operations...................       1.53       3.67       4.14      3.15      1.67
                                           --------   --------   --------   -------   -------
Distributions to shareholders:
  From investment income - net..........         --       (.02)      (.06)     (.06)     (.07)
  From net realized gains on
    investments.........................         --       (.30)      (.26)       --        --
                                           --------   --------   --------   -------   -------
Total distributions to shareholders.....         --       (.32)      (.32)     (.06)     (.07)
                                           --------   --------   --------   -------   -------
Net asset value, end of period..........   $  23.46   $  21.93   $  18.58   $ 14.76   $ 11.67
                                           --------   --------   --------   -------   -------
Total Return @..........................       6.96%     19.88%     28.07%    27.00%    16.24%
Net assets end of period (000s
  omitted)..............................   $306,435   $284,229   $182,921   $78,729   $17,606
Ratio of expenses to average daily net
  assets................................        .92%*      .92%       .94%     1.02%     1.13%*
Ratio of net investment income to
  average daily net assets..............       (.10%)*      .10%      .41%      .75%      .82%*
Portfolio turnover rate.................         28%        40%        34%       24%       17%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+      For the period May 1, 1996 (commencement of operations) to
       December 31, 1996. The portfolio's inception was March 28, 1996, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

BLUE CHIP STOCK SERIES II                  2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.36
                                           ------
Operations:
  Investment income - net...............     (.01)
  Net realized and unrealized gain
    (loss) on investments...............      .02
                                           ------
Total from operations...................      .01
                                           ------
Net asset value, end of period..........   $10.37
                                           ------
Total Return @..........................      .08%
Net assets end of period (000s
  omitted)..............................   $6,837
Ratio of expenses to average daily net
  assets................................     1.30%*(a)
Ratio of net investment income to
  average daily net assets..............     (.30%)*(a)
Portfolio turnover rate.................        3%

*      Annualized.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The portfolio's inception was April 3, 2000, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Blue Chip Stock II (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.30% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.52% and (.52%), respectively.

--------------------------------------------------------------------------------

                                                             Year Ended December 31,
                                           ------------------------------------------------------------
INTERNATIONAL STOCK SERIES                  2000**      1999       1998      1997      1996      1995+
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  17.94   $  14.48   $  13.36   $ 12.44   $ 11.27   $ 10.00
                                           --------   --------   --------   -------   -------   -------
Operations:
  Investment income - net...............        .06        .18        .15       .13       .20       .14
  Net realized and unrealized gain
    (loss) on investments...............       (.75)      3.30       2.03      1.35      1.48      1.38
                                           --------   --------   --------   -------   -------   -------
Total from operations...................       (.69)      3.48       2.18      1.48      1.68      1.52
                                           --------   --------   --------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........         --       (.01)      (.26)     (.15)     (.21)     (.09)
  From net realized gains...............         --       (.01)      (.80)     (.41)     (.30)     (.16)
                                           --------   --------   --------   -------   -------   -------
Total distributions to shareholders.....         --       (.02)     (1.06)     (.56)     (.51)     (.25)
                                           --------   --------   --------   -------   -------   -------
Net asset value, end of period..........   $  17.25   $  17.94   $  14.48   $ 13.36   $ 12.44   $ 11.27
                                           --------   --------   --------   -------   -------   -------
Total Return @..........................      (3.80%)    23.99%     16.47%    11.99%    14.02%    14.35%
Net assets end of period (000s
  omitted)..............................   $154,704   $143,969   $103,056   $79,142   $52,331   $21,327
Ratio of expenses to average daily net
  assets................................        .90%*      .94%       .94%     1.08%     1.15%     1.14%*
Ratio of net investment income to
  average daily net assets..............       1.50%*     1.26%      1.20%     1.10%     1.71%     1.41%*
Portfolio turnover rate.................         28%        29%        44%       30%       27%       39%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                             Year Ended December 31,
                                           ---------------------------
MID CAP STOCK SERIES                       2000**     1999      1998+
----------------------------------------------------------------------
Net asset value, beginning of period....   $ 10.68   $  9.64   $  9.94
                                           -------   -------   -------
Operations:
  Investment income - net...............       .01       .01       .02
  Net realized and unrealized gain
    (loss) on investments...............       .75      1.04      (.30)
                                           -------   -------   -------
Total from operations...................       .76      1.05      (.28)
                                           -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --      (.01)     (.02)
                                           -------   -------   -------
Net asset value, end of period..........   $ 11.44   $ 10.68   $  9.64
                                           -------   -------   -------
Total Return @..........................      7.11%    10.97%    (2.89%)
Net assets end of period (000s
  omitted)..............................   $33,955   $24,800   $12,995
Ratio of expenses to average daily net
  assets................................      1.05%*    1.18%     1.25%*(a)
Ratio of net investment income to
  average daily net assets..............       .29%*     .15%      .19%*(a)
Portfolio turnover rate.................        52%       73%       66%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+      For the period May 1, 1998 (commencement of operations) to
       December 31, 1998. The portfolio's inception was March 25, 1998, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                             Year Ended December 31,
                                           ---------------------------
SMALL CAP VALUE SERIES                     2000**     1999      1998+
----------------------------------------------------------------------
Net asset value, beginning of period....   $ 10.20   $  9.28   $  9.96
                                           -------   -------   -------
Operations:
  Investment income - net...............       .10       .12       .07
  Net realized and unrealized gain
    (loss) on investments...............       .25      1.27      (.62)
                                           -------   -------   -------
Total from operations...................       .35      1.39      (.55)
                                           -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --      (.11)     (.07)
  From net realized gains...............        --      (.36)     (.06)
                                           -------   -------   -------
Total distributions to shareholders.....        --      (.47)     (.13)
                                           -------   -------   -------
Net asset value, end of period..........   $ 10.55   $ 10.20   $  9.28
                                           -------   -------   -------
Total Return @..........................      3.39%    15.34%    (5.48%)
Net assets end of period (000s
  omitted)..............................   $41,617   $39,171   $16,503
Ratio of expenses to average daily net
  assets................................       .99%*    1.04%     1.24%*
Ratio of net investment income to
  average daily net assets..............      1.90%*    1.57%     1.56%*
Portfolio turnover rate.................        55%       68%       57%

*      Annualized.
**     For the six-month period ended June 30, 2000.
+      For the period May 1, 1998 (commencement of operations) to
       December 31, 1998. The portfolio's inception was March 25, 1998, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                               Year Ended December 31,
                                           ---------------------------------------------------------------
GLOBAL GROWTH SERIES                        2000**      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  34.72   $  22.57   $  20.29   $  19.00   $  15.97   $  12.31
                                           --------   --------   --------   --------   --------   --------
Operations:
  Investment income (loss) - net........       (.02)        --        .03        .02        .03        .09
  Net realized and unrealized gain
    (loss) on investments...............       (.80)     12.78       2.27       1.27       3.03       3.66
                                           --------   --------   --------   --------   --------   --------
Total from operations...................       (.82)     12.78       2.30       1.29       3.06       3.75
                                           --------   --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........         --       (.03)      (.02)        --       (.03)      (.09)
  From net realized gains...............         --       (.60)        --         --         --         --
                                           --------   --------   --------   --------   --------   --------
Total distributions to shareholders.....         --       (.63)      (.02)        --       (.03)      (.09)
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  33.90   $  34.72   $  22.57   $  20.29   $  19.00   $  15.97
                                           --------   --------   --------   --------   --------   --------
Total Return @..........................      (2.35%)    57.68%     11.36%      6.82%     19.10%     30.49%
Net assets end of period (000s
  omitted)..............................   $481,445   $474,180   $351,476   $353,255   $319,831   $207,913
Ratio of expenses to average daily net
  assets................................        .75%*      .77%       .75%       .79%       .79%       .80%
Ratio of net investment income to
  average daily net assets..............       (.03%)*     (.01%)      .12%      .12%       .15%       .64%
Portfolio turnover rate.................         12%        44%        32%        35%        14%        29%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------


GLOBAL EQUITY SERIES                       2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.28
                                           ------
Operations:
  Investment income (loss) - net........       --
  Net realized and unrealized gain on
    investments.........................      .17
                                           ------
Total from operations...................      .17
                                           ------
Net asset value, end of period..........   $10.45
                                           ------
Total Return @..........................     1.67%
Net assets end of period (000s
  omitted)..............................   $8,408
Ratio of expenses to average daily net
  assets................................     1.35%*(a)
Ratio of net investment income to
  average daily net assets..............      .56%*(a)
Portfolio turnover rate.................        7%

*      Annualized.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The portfolio's inception was April 3, 2000, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Global Equity Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.35% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.49% and .42%, respectively.

                                                 Year Ended December 31,
                                            ----------------------------------
LARGE CAP GROWTH SERIES                      2000**        1999        1998+
------------------------------------------------------------------------------
Net asset value, beginning of period....    $  15.05      $ 12.04     $ 10.16
                                            --------      -------     -------
Operations:
  Investment income (loss) - net........        (.01)        (.01)         --
  Net realized and unrealized gain on
    investments.........................         .28         3.28        1.88
                                            --------      -------     -------
Total from operations...................         .27         3.27        1.88
                                            --------      -------     -------
Distributions to shareholders:
  From net realized gains...............          --         (.26)         --
                                            --------      -------     -------
Net asset value, end of period..........    $  15.32      $ 15.05     $ 12.04
                                            --------      -------     -------
Total Return @..........................        1.76%       27.22%      18.61%
Net assets end of period (000s
  omitted)..............................    $108,839      $87,061     $19,121
Ratio of expenses to average daily net
  assets................................         .95%*        .97%       1.25%*(a)
Ratio of net investment income to
  average daily net assets..............        (.15%)*      (.09%)       .03%*(a)
Portfolio turnover rate.................          34%          50%         36%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+      For the period May 1, 1998 (commencement of operations) to
       December 31, 1998. The portfolio's inception was March 25, 1998, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):


INVESTORS GROWTH SERIES                    2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.42
                                           ------
Operations:
  Investment income - net...............       --
  Net realized and unrealized gain
    (loss) on investments...............     (.04)
                                           ------
Total from operations...................     (.04)
                                           ------
Net asset value, end of period..........   $10.38
                                           ------
Total Return @..........................     (.38%)
Net assets end of period (000s
  omitted)..............................   $8,787
Ratio of expenses to average daily net
  assets................................     1.25%*(a)
Ratio of net investment income to
  average daily net assets..............     (.25%)*(a)
Portfolio turnover rate.................       35%

*      Annualized.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The portfolio's inception was April 3, 2000, when initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Investors Growth (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.34% and (.34%), respectively.

                                                                   Year Ended December 31,
                                            ----------------------------------------------------------------------
GROWTH STOCK SERIES                           2000**          1999         1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $    45.14     $    41.09    $  36.64   $  32.59   $  28.09   $  22.11
                                            ----------     ----------    --------   --------   --------   --------
Operations:
  Investment income (loss) - net........          (.05)          (.05)        .09        .12        .12        .13
  Net realized and unrealized gain
    (loss) on investments...............          6.73          17.42        6.40       3.93       4.50       5.98
                                            ----------     ----------    --------   --------   --------   --------
Total from operations...................          6.68          17.37        6.49       4.05       4.62       6.11
                                            ----------     ----------    --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........            --           (.09)       (.13)        --       (.12)      (.13)
  From net realized gains on
    investments.........................            --         (13.23)      (1.91)        --         --         --
                                            ----------     ----------    --------   --------   --------   --------
Total distributions to shareholders.....            --         (13.32)      (2.04)        --       (.12)      (.13)
                                            ----------     ----------    --------   --------   --------   --------
Net asset value, end of period..........    $    51.82     $    45.14    $  41.09   $  36.64   $  32.59   $  28.09
                                            ----------     ----------    --------   --------   --------   --------
Total Return @..........................         14.79%         55.17%      19.01%     12.42%     16.41%     27.66%
Net assets end of period (000s
  omitted)..............................    $1,184,431     $1,044,728    $762,354   $707,155   $661,217   $530,945
Ratio of expenses to average daily net
  assets................................           .64%*          .66%        .65%       .66%       .67%       .67%
Ratio of net investment income to
  average daily net assets..............          (.20%)*        (.18%)       .21%       .33%       .39%       .51%
Portfolio turnover rate.................            57%           175%        106%        19%        30%        20%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                                  Year Ended December 31,
                                            --------------------------------------------------------------------
AGGRESSIVE GROWTH SERIES                     2000**        1999         1998        1997       1996       1995
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $  33.79     $  16.70     $  13.81    $  13.62    $ 12.68    $  9.80
                                            --------     --------     --------    --------    -------    -------
Operations:
  Investment income (loss) - net........        (.04)        (.04)         .01         .03        .03        .07
  Net realized and unrealized gain
    (loss) on investments...............        4.11        17.86         2.91         .16        .94       2.88
                                            --------     --------     --------    --------    -------    -------
Total from operations...................        4.07        17.82         2.92         .19        .97       2.95
                                            --------     --------     --------    --------    -------    -------
Distributions to shareholders:
  From investment income - net..........          --         (.01)        (.03)         --       (.03)      (.07)
  From net realized gains on
    investments.........................          --         (.72)          --          --         --         --
                                            --------     --------     --------    --------    -------    -------
Total distributions to shareholders.....          --         (.73)        (.03)         --       (.03)      (.07)
                                            --------     --------     --------    --------    -------    -------
Net asset value, end of period..........    $  37.86     $  33.79     $  16.70    $  13.81    $ 13.62    $ 12.68
                                            --------     --------     --------    --------    -------    -------
Total Return @..........................       12.04%      109.25%       21.17%       1.43%      7.64%     29.89%
Net assets end of period (000s
  omitted)..............................    $435,530     $333,158     $149,860    $122,455    $96,931    $46,943
Ratio of expenses to average daily net
  assets................................         .65%*        .72%         .72%        .76%       .78%       .81%
Ratio of net investment income to
  average daily net assets..............        (.20%)*      (.22%)        .06%        .24%       .22%       .58%
Portfolio turnover rate.................          92%         264%         135%         25%        22%        21%

*      Annualized.
**     For the six-month period ended June 30, 2000.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT;
                                           PARTNER OF KPMG LLP, THROUGH JUNE
                                           1999
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        CONSULTANT, INTERNATIONAL FINANCIAL
                                           INSTITUTIONS; THE WILLIAM E. MAYER
                                           PROFESSOR OF FINANCE AND CHAIR,
                                           FINANCE DEPARTMENT, UNIVERSITY OF
                                           MARYLAND, COLLEGE PARK, MD.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[LOGO]
FORTIS
SOLID PARTNERS, FLEXIBLE SOLUTIONS-SM-

FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today.. and tomorrow. You can count on it.

Fortis Financial Group provides a wide selection of investment products including annuities, life insurance and mutual funds. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP
Fund Management offered
through Fortis Advisors, Inc.
since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products issued by
Fortis Benefits
Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                            PRSRT STD
P.O. Box 64284                                                   U.S. Postage
St. Paul, MN 55164-0284                                              PAID
                                                                Permit No. 3794
                                                                Minneapolis, MN

Fortis Series Fund, Inc.




The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

59475-C-Fortis, Inc. 7/00